UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933             |_|
Pre-Effective Amendment No.                                         |_|
Post-Effective Amendment No.   61                                   |X|

                                     and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940     |X|

                              Unified Series Trust
               (Exact Name of Registrant as Specified In Charter)

                          431 North Pennsylvania Street
                           Indianapolis, Indiana 46204

               (Address of Principal Executive Offices) (Zip Code)

       Registrant's Telephone Number, Including Area Code: (317) 917-7000

                               Anthony J. Ghoston
                                    President
                          431 North Pennsylvania Street
                           Indianapolis, Indiana 46204

                     (Name and Address of Agent for Service)

                                   Copies to:

                             Dee Anne Sjogren, Esq.
                               Thompson Coburn LLP
                                One US Bank Plaza
                               St. Louis, MO 63101
                                 (314) 552-6295

                  Approximate Date of Proposed Public Offering:

It is proposed that this filing will become effective:
      |X|   immediately upon filing pursuant to paragraph (b)
      |_|   60 days after filing pursuant to paragraph (a)(1)
      |_|   on (date) pursuant to paragraph (a)(1)
      |_|   75 days after filing pursuant to paragraph (a)(2)
      |_|   on (date) pursuant to paragraph (a)(2) of rule 485
If appropriate check this box:
      |_|   this post-effective amendment designates a new effective date for a previously filed post-effective amendment

                              ARCHER BALANCED FUND



PROSPECTUS
March 31, 2006



9000 Keystone Crossing, Suite 630
Indianapolis, IN 46240

(800) 238-7701
www.thearcherfunds.com


      The Securities and Exchange Commission has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

                                TABLE OF CONTENTS

                                                                            Page

RISK/RETURN SUMMARY............................................................2
FEES AND EXPENSES OF INVESTING IN THE FUND.....................................5
HOW TO BUY SHARES..............................................................6
HOW TO REDEEM SHARES...........................................................8
DETERMINATION OF NET ASSET VALUE..............................................10
DIVIDENDS, DISTRIBUTIONS AND TAXES............................................11
MANAGEMENT OF THE FUND........................................................12
FINANCIAL HIGHLIGHTS..........................................................13
PRIVACY POLICY................................................................14
FOR MORE INFORMATION..................................................BACK COVER

                               RISK/RETURN SUMMARY

Investment Objective

      The Archer Balanced Fund (the "Fund") seeks total return. Total return is composed of both income and capital appreciation.

Principal Strategies

      The Fund seeks to achieve its objective by investing in a diversified portfolio of equity and fixed income securities. The advisor uses a top-down approach to evaluate industries and sectors of the economy that are depressed or have fallen out of favor with investors and then seeks quality companies in those industries or sectors that have value in the advisor's opinion. Within each, the advisor seeks to find companies with solid financial strength and strong management that are selling below their intrinsic value.


      Under normal circumstances, the Fund will invest up to 70% of its assets in equity securities. The equity component of the Fund's portfolio will primarily consist of securities of large capitalization companies (i.e., companies with market capitalizations over $10 billion), but the Fund may also invest in small- and mid-capitalization companies if the advisor believes that such investments provide opportunities for greater returns. Equity securities in which the Fund may invest include primarily common stocks, as well as securities convertible into common stocks and preferred stock. The Fund may also invest in real estate investment trusts (REITs).

      Under normal circumstances, the Fund will invest at least 30% of its assets in fixed income securities. The fixed income securities in the Fund's portfolio will primarily have maturities of 5 years or less; however, from time to time, the Fund may invest in fixed income securities with maturities of up to 30 years. Fixed income securities in which the Fund may invest include securities issued by the U.S. government and its agencies and instrumentalities, corporate bonds, foreign government bonds, municipal bonds, and zero-coupon bonds. The Fund typically invests in fixed income securities rated investment grade at the time of purchase (at least BBB/Baa or higher) as determined by one of the following rating organizations: Standard and Poor's Ratings Group ("S&P"), Fitch Ratings ("Fitch") or Moody's Investors Service, Inc. ("Moody's") or, if unrated, determined by the advisor to be of comparable quality. From time to time, depending on general market conditions and the prospects presented by the individual security, the Fund may invest in non-investment grade fixed income securities, commonly known as junk bonds. The Fund will not invest more than 5% of its assets in junk bonds (determined at the time of purchase). The Fund may also invest in reverse convertible notes, which are short-term notes (i.e., with maturities of 1 year or less) that are linked to individual equity securities. These notes make regular interest payments but also have a put option attached, which option is exercisable only if the price of the related equity security drops below a stated price.


      The Fund may invest in equity or fixed income securities of foreign companies operating in developed countries. Equity securities will be limited to sponsored or unsponsored American Depository Receipts (ADRs) traded on U.S. stock exchanges. ADRs typically are issued by a U.S. bank or trust company and represent ownership of underlying securities issued by a foreign company. The Fund also may pursue its investment objective directly or indirectly by investing in exchange-traded funds (ETFs), so long as such investment otherwise conforms to the Fund's investments policies. In evaluating ETFs, the advisor considers the fund's investment strategy, the experience of its portfolio managers, its performance history, volatility, comparative return and risk data, asset size, and expense ratio.

      For cash management purposes, the Fund may also invest in short-term, high quality money market instruments such as short-term obligations of the U.S. government, its agencies or instrumentalities, bank obligations, commercial paper or money market mutual funds. By keeping some cash or cash equivalents, the Fund may be able to avoid realizing gains and losses from selling stocks when there are shareholder redemptions. However, the Fund may have difficulty meeting its investment objective when holding a significant cash position.

      The Fund will not seek to realize profits by anticipating short-term market movements. The advisor intends to purchase securities mainly for the long-term. As a result, the advisor believes the Fund will have low turnover, which should help minimize short-term capital gains and postpone long-term capital gains. However, when the advisor deems that change will benefit the Fund, portfolio turnover will not be a limiting factor. The Fund's turnover rate for its first year of operations is expected to be less than 100%.

      The Fund may sell holdings that the advisor believes have reduced potential for capital appreciation and/or income, have underperformed the market or their relevant economic sectors, have exceeded their fair market values, have experienced a change in fundamentals or are subject to other factors that may contribute to relative underperformance.

Principal Risks of Investing in the Fund

o Management Risk. The advisor's investment strategy may fail to produce the intended results.

o Company Risk. The value of the Fund may decrease in response to the activities and financial prospects of an individual company in the Fund's portfolio. The value of an individual company can be more volatile than the market as a whole.

o Value Risk. The Fund invests in undervalued securities. The market may not agree with the advisor's determination that a security is undervalued, and the security's price may not increase to what the advisor believes is its full value. It may even decrease in value.

o Equity Risks. Stock markets can be volatile. In other words, the prices of stocks can rise or fall rapidly in response to developments affecting a specific company or industry, or to changing economic, political or market conditions. The Fund's investments may decline in value if the stock markets perform poorly. There is also a risk that the Fund's investments will under-perform either the securities markets generally or particular segments of the securities markets.

o     Fixed Income Risks.

            Credit Risk. The issuer of a fixed income security may not be able to make interest and principal payments when due. Generally, the lower the credit rating of a security, the greater the risk that the issuer will default on its obligation.

            Change in Rating Risk. If a rating agency gives a debt security a lower rating, the value of the debt security will decline because investors will demand a higher rate of return.

            Interest Rate Risk. The value of the Fund may fluctuate based upon changes in interest rates and market conditions. As interest rates decline, the value of the Fund's investments may go down. Securities with longer effective maturities are more sensitive to interest rate changes than those with shorter effective maturities. In addition, the issuers of certain types of securities may prepay principal earlier than scheduled when interest rates rise, forcing the Fund to reinvest in lower yielding securities. Slower than expected principal payments may also extend the average life of fixed income securities, locking in below-market interest rates and reducing the value of these securities.

            Duration Risk. Prices of fixed income securities with longer effective maturities are more sensitive to interest rate changes than those with shorter effective maturities.

o High Yield Securities Risk. To the extent the Fund invests in high yield securities (junk bonds), it will be subject to greater levels of interest rate and credit risks than funds that do not invest in such securities. These securities are considered predominately speculative with respect to the issuer's continuing ability to make principal and interest payments. An economic downturn or period of rising interest rates could adversely affect the market for these securities and reduce the Fund's ability to sell these securities (liquidity risk). If the issuer of a security is in default with respect to interest or principal payments, the Fund may lose its entire investment.


o Reverse Convertible Notes. In addition to risks relating to fixed income securities generally, reverse convertible notes are subject to similar risks as those of the equity securities to which they are linked, such as the risk that the price of the related security may fall significantly, causing the value of the note to drop. In addition, these securities typically do not have the same price appreciation potential as the linked securities because, at maturity, the value of the note may not appreciate above the initial principal amount. If a reverse convertible note is sold prior to maturity, the redemption price may be less than the original investment amount.

o Zero Coupon Bonds. The Fund is required to distribute income accrued with respect to zero coupon bonds to shareholders even where no income is actually received on the bond. From time to time, the Fund may have to liquidate other portfolio securities to satisfy its distribution obligations on such zero coupon bonds.


o Foreign Risks. To the extent that the Fund invests in foreign securities, it will be subject to additional risks that can increase the potential for losses in the Fund. These risks may include, among others, country risks (political, diplomatic, regional conflicts, terrorism, war, social and economic instability, currency devaluations and policies that have the effect of limiting or restricting foreign investment or the movement of assets), different trading practices, less government supervision, less publicly available information, limited trading markets and greater volatility.

o ETF Risk. When the Fund invests in another investment company such as an exchange-traded fund (ETF), it will indirectly bear its proportionate share of any fees and expenses payable directly by the other investment company. Therefore, the Fund will incur higher expenses, many of which may be duplicative.

o Real Estate Risk. To the extent the Fund invests in REITs, it is subject to risks generally associated with investing in real estate, such as (i) possible declines in the value of real estate, (ii) adverse general and local economic conditions, (iii) possible lack of availability of mortgage funds, (iv) changes in interest rates, and (v) environmental problems. In addition, REITs are subject to certain other risks related specifically to their structure and focus such as: dependency upon management skills; limited diversification; the risks of locating and managing financing for projects; heavy cash flow dependency; possible default by borrowers; the costs and potential losses of self-liquidation of one or more holdings; the possibility of failing to maintain exemptions from securities registration; and, in many cases, relatively small market capitalization, which may result in less market liquidity and greater price volatility.

o     Government Securities Risks.

            Agency Risk. It is possible that the U.S. Government would not provide financial support to its agencies or instrumentalities if it is not required to do so by law. If a U.S. Government agency or instrumentality in which the Fund invests defaults and the U.S. Government does not stand behind the obligation, the Fund's share price or yield could fall. Securities of certain U.S. Government sponsored entities, such as Freddie Mac or Fannie Mae, are neither issued or guaranteed by the U.S. Government.

            No Guarantee. The U.S. Government's guarantee of ultimate payment of principal and timely payment of interest on certain U.S. Government securities owned by the Fund does not imply that the Fund's shares are guaranteed or that the price of the Fund's shares will not fluctuate.

o An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

o The Fund is not a complete investment program. As with any mutual fund investment, the Fund's returns will vary and you could lose money.

Is the Fund right for you?

      The Fund may be suitable for:

      o     Long-term investors seeking total return

      o     Investors willing to accept price fluctuations in their investments

General

      The investment objective of the Fund may be changed without shareholder approval.

      From time to time, the Fund may take temporary defensive positions that are inconsistent with the Fund's principal investment strategies, in attempting to respond to adverse market, economic, political or other conditions. For example, the Fund may hold up to 100% of its assets in short-term U.S. government securities or money market instruments. The Fund may also invest in such instruments at any time to maintain liquidity or pending selection of investments in accordance with its investment strategies. As a result of engaging in these temporary measures, the Fund may not achieve its investment objective.

How has the Fund performed in the past?

      The Fund recently commenced operations and, as a result, has no prior performance history.

                   FEES AND EXPENSES OF INVESTING IN THE FUND

         The tables describe the fees and expenses that you would pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load)                                              NONE
   Imposed on Purchases
Maximum Deferred Sales Charge (Load)                                     NONE
Redemption Fee(1),(2)                                                    0.50%
Exchange Fee                                                             NONE

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

Management Fee                                                           0.75%
Distribution and/or Service (12b-1) Fees(3)                              0.00%
Other Expenses(4)                                                        0.64%
Total Annual Fund Operating Expenses                                     1.39%
Fee Waiver(5)                                                            (0.19%)
Net Expenses                                                             1.20%

(1) The Fund is intended for long-term investors. To discourage short-term trading and market timing, which can increase Fund expenses, the Fund typically charges a 0.50% redemption fee on shares redeemed within 30 calendar days after they are purchased.

(2) A wire transfer fee of $15 is charged to defray custodial charges for redemptions paid by wire transfer. This fee is subject to change.


(3) The Fund has adopted a Rule 12b-1 Plan that allows the Fund to pay an annual fee of up to 0.25% to financial institutions that provide distribution and/or shareholder servicing. The Plan will not be activated through August 31, 2007.


(4)   Based on estimated amounts for the initial fiscal year.

(5) The advisor contractually has agreed to waive its management fee and/or reimburse expenses so that Total Annual Fund Operating Expenses, excluding brokerage fees and commissions, any 12b-1, borrowing costs (such as interest and dividend expenses on securities sold short), taxes and extraordinary expenses, do not exceed 1.20% of the Fund's average daily net assets through August 31, 2007. Each waiver or reimbursement by the advisor is subject to repayment by the Fund within the three fiscal years following the fiscal year in which that particular waiver and/or reimbursement occurred, provided that the Fund is able to make the repayment without exceeding the 1.20% expense limitation.

Example:

      Based on the costs above, this example helps you compare the expenses of the Fund's shares to those of other mutual funds. This example assumes the expenses above remain the same and that the expenses were maintained for one year at rates described above. It also assumes that you invested $10,000, earned 5% annual returns and reinvested all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                     1 year           3 years
                     ------           -------
                      $122              $421

                                HOW TO BUY SHARES

      To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. This means that when you open an account, we will ask for your name, address, date of birth, and other information that will allow us to identify you. We may also ask for other identifying documents or information.

      The minimum initial investment in the Fund is $2,000 ($250 for systematic investment plan participants) and minimum subsequent investments are $100. The advisor may, in its sole discretion, waive these minimums for individual retirement accounts (IRAs) and in certain other circumstances. If your investment is aggregated into an omnibus account established by an investment advisor, broker or other intermediary, the account minimums apply to the omnibus account, not to your individual investment. If you choose to purchase or redeem shares directly from the Fund, you will not incur charges on purchases and redemptions (other than for short-term redemptions). However, if you purchase or redeem shares through a broker-dealer or another intermediary, you may be charged a fee by that intermediary.

Initial Purchase

      By Mail - To be in proper form, your initial purchase request must include:

      o a completed and signed investment application form (which accompanies this Prospectus); and

      o     a check (subject to the minimum amounts) made payable to the Fund.

Mail the completed application and check to:

U.S. Mail: Archer Balanced Fund                 Overnight: Archer Balanced Fund
           c/o Unified Fund Services, Inc.                 c/o Unified Fund Services, Inc.
           P.O. Box 6110                                   431 North Pennsylvania Street
           Indianapolis, Indiana 46206                     Indianapolis, Indiana 46204

      By Wire - You may also purchase shares of the Fund by wiring federal funds from your bank, which may charge you a fee for doing so. To wire money, you must call Shareholder Services, at (800) 238-7701 to obtain instructions on how to set up your account and to obtain an account number.

      You must provide a signed application to Unified Fund Services, Inc., at the above address in order to complete your initial wire purchase. Wire orders will be accepted only on a day on which the Fund, its custodian and transfer agent are open for business. A wire purchase will not be considered made until the wired money is received and the purchase is accepted by the Fund. The purchase price per share will be the net asset value next determined after the wire purchase is received by the Fund. Any delays which may occur in wiring money, including delays which may occur in processing by the banks, are not the responsibility of the Fund or the transfer agent. There is presently no fee for the receipt of wired funds, but the Fund may charge shareholders for this service in the future.

Additional Investments

      You may purchase additional shares of the Fund at any time (subject to minimum investment requirements) by mail, wire or automatic investment. Each additional mail purchase request must contain:

      - your name
      - the name of your account(s)
      - your account number(s)
      - a check made payable to the Fund

Checks should be sent to the Fund at the address listed under the heading "Initial Purchase - By Mail" in this prospectus. To send a bank wire, follow the instructions outlined under the heading "Initial Purchase - By Wire" in this prospectus.

Automatic Investment Plan

      You may make regular investments in the Fund with an Automatic Investment Plan by completing the appropriate section of the account application and attaching a voided personal check. Investments may be made monthly to allow dollar-cost averaging by automatically deducting $100 or more from your bank checking account. You may change the amount of your monthly purchase at any time. If an Automatic Investment Plan purchase is rejected by your bank, your shareholder account will be charged a fee to defray bank charges.

Tax Sheltered Retirement Plans

      Since the Fund is oriented to longer-term investments, the Fund may be an appropriate investment medium for tax-sheltered retirement plans, including: individual retirement plans (IRAs); simplified employee pensions (SEPs); 401(k) plans; qualified corporate pension and profit-sharing plans (for employees); tax-deferred investment plans (for employees of public school systems and certain types of charitable organizations); and other qualified retirement plans. You should contact the Fund's transfer agent for the procedure to open an IRA or SEP plan, as well as more specific information regarding these retirement plan options. Please consult with an attorney or tax advisor regarding these plans. You must pay custodial fees for your IRA by redemption of sufficient shares of the Fund from the IRA unless you pay the fees directly to the IRA custodian. Call Shareholder Services about the IRA custodial fees.

Distribution Plan

      The Fund has adopted a distribution plan for its shares in accordance with Rule 12b-1 under the Investment Company Act of 1940. Under this plan, the Fund may pay a fee of up to 0.25% of its average daily net assets to the advisor or certain broker-dealers, investment advisors, banks or other financial institutions to help defray the cost of servicing Fund shareholders. Because these fees are an ongoing expense, over time they reduce the net investment results of the Fund and may cost you more than paying other types of sales charges. The Plan will not be activated prior to August 31, 2007.

Other Purchase Information

      The Fund may limit the amount of purchases and refuse to sell shares to any person. If your check or wire does not clear, you will be responsible for any loss incurred by the Fund. You may be prohibited or restricted from making future purchases in the Fund. Checks must be made payable to the Fund. The Fund and its transfer agent may refuse any purchase order for any reason. Cash, third party checks (except for properly endorsed IRA rollover checks), counter checks, starter checks, traveler's checks, money orders, credit card checks, and checks drawn on non-U.S. financial institutions will not be accepted. Cashier's checks and bank official checks may be accepted in amounts greater than $10,000. In such cases, a fifteen (15) business day hold will be applied to the funds (which means that you may not redeem your shares until the holding period has expired). Signature guarantee stamps may be required on identification documentation. All documentation requiring a signature guarantee stamp must utilize a New Technology Medallion stamp, generally available from the bank where you maintain a checking or savings account.

      The Fund has authorized certain broker-dealers and other financial institutions (including their designated intermediaries) to accept on its behalf purchase and sell orders. The Fund is deemed to have received an order when the authorized person or designee accepts the order, and the order is processed at the net asset value next calculated thereafter. It is the responsibility of the broker-dealer or other financial institution to transmit orders promptly to the Fund's transfer agent.

                              HOW TO REDEEM SHARES

      You may receive redemption payments by check or federal wire transfer. The proceeds may be more or less than the purchase price of your shares, depending on the market value of the Fund's securities at the time of your redemption. A wire transfer fee of $15 is charged to defray custodial charges for redemptions paid by wire transfer. This fee is subject to change. Any charges for wire redemptions will be deducted from your account by redemption of shares. The Fund does not intend to redeem shares in any form except cash. However, if the amount you are redeeming is over the lesser of $250,000 or 1% of the Fund's net asset value, the Fund has the right to redeem your shares by giving you the amount that exceeds $250,000 or 1% of the Fund's net asset value in securities instead of cash. In the event that an in-kind distribution is made, a shareholder may incur additional expenses, such as the payment of brokerage commissions, on the sale or other disposition of the securities received from the Fund. If you redeem your shares through a broker-dealer or other institution, you may be charged a fee by that institution.

      By Mail - You may redeem any part of your account in the Fund at no charge by mail. Your request should be addressed to:

U.S. Mail: Archer Balanced Fund               Overnight:  Archer Balanced Fund
           c/o Unified Fund Services, Inc.                c/o Unified Fund Services, Inc.
           P.O. Box 6110                                  431 North Pennsylvania Street
           Indianapolis, Indiana 46206                    Indianapolis, Indiana 46204

      Your request for a redemption must include your letter of instruction, including the Fund name, account number, account name(s), the address, and the dollar amount or number of shares you wish to redeem. Requests to sell shares that are received in good order are processed at the net asset value next calculated after the Fund receives your order in proper form. To be in proper order, your request must be signed by all registered share owner(s) in the exact name(s) and any special capacity in which they are registered. The Fund may require that signatures be guaranteed if you request the redemption check be made payable to any person other than the shareholder(s) of record or mailed to an address other than the address of record, or if the mailing address has been changed within 30 days of the redemption request. The Fund may also require a signature guarantee for redemptions of $25,000 or more. Signature guarantees are for the protection of shareholders. You can obtain a signature guarantee from most banks and securities dealers, but not from a notary public. Please call Shareholder Services at (800) 238-7701 if you have questions. At the discretion of the Fund or its transfer agent, a shareholder, prior to redemption, may be required to furnish additional legal documents to insure proper authorization.

      By Telephone - You may redeem any part of your account in the Fund by calling Shareholder Services at (800) 238-7701. You must first complete the Optional Telephone Redemption and Exchange section of the investment application to institute this option. The Fund, its transfer agent and custodian are not liable for following redemption or exchange instructions communicated by telephone to the extent that they reasonably believe the telephone instructions to be genuine. However, if they do not employ reasonable procedures to confirm that telephone instructions are genuine, they may be liable for any losses due to unauthorized or fraudulent instructions. Procedures employed may include recording telephone instructions and requiring a form of personal identification from the caller.

      The Fund or its transfer agent may terminate the telephone redemption procedures at any time. During periods of extreme market activity, it is possible that shareholders may encounter some difficulty in telephoning the Fund, although neither the Fund nor the transfer agent have ever experienced difficulties in receiving and in a timely fashion responding to telephone requests for redemptions or exchanges. If you are unable to reach the Fund by telephone, you may request a redemption or exchange by mail.

      Additional Information - If you are not certain of the requirements for a redemption please call Shareholder Services at (800) 238-7701. Redemptions specifying a certain date or share price cannot be accepted and will be returned. You will be mailed the proceeds on or before the fifth business day following the redemption. However, payment for redemption made against shares purchased by check will be made only after the check has been collected, which normally may take up to fifteen calendar days. Also, when the New York Stock Exchange is closed (or when trading is restricted) for any reason other than its customary weekend or holiday closing, or under any emergency circumstances (as determined by the Securities and Exchange Commission) the Fund may suspend redemptions or postpone payment dates. You may be assessed a fee if the Fund incurs bank charges because you direct the Fund to re-issue a redemption check.

      Because the Fund incurs certain fixed costs in maintaining shareholder accounts, the Fund may require you to redeem all of your shares in the Fund on 30 days' written notice if the value of your shares in the Fund is less than $2,000 due to redemptions, or such other minimum amount as the Fund may determine from time to time. You may increase the value of your shares in the Fund to the minimum amount within the 30-day period. All shares of the Fund are also subject to involuntary redemption if the Board of Trustees determines to liquidate the Fund. An involuntary redemption will create a capital gain or capital loss which may have tax consequences about which you should consult your tax advisor.

      Fund Policy on Market Timing. The Fund discourages market timing. Market timing is an investment strategy using frequent purchases, redemptions and/or exchanges in an attempt to profit from short-term market movements. Market timing may result in dilution of the value of Fund shares held by long term shareholders, disrupt portfolio management and increase Fund expenses for all shareholders. The Board of Trustees has adopted a policy directing the Fund to reject any purchase order with respect to any investor, a related group of investors or their agent(s), where it detects a pattern of purchases and sales of the Fund that indicates market timing or trading that it determines is abusive. This policy generally applies to all Fund shareholders. The Board of Trustees has adopted a redemption policy to discourage short term traders and/or market timers from investing in the Fund. A 0.50% short-term redemption fee will be assessed by the Fund against investment proceeds withdrawn within 30 calendar days of investment. Fund shares received from reinvested distributions or capital gains are not subject to the redemption fee. After excluding any shares that are associated with reinvested distributions from the redemption fee calculation, the Fund uses a "first-in, first-out" method to determine the 30-day holding period. Thus, if you bought shares on different days, the shares purchased first will be redeemed first for purposes of determining whether the redemption fee applies. The proceeds collected from redemption fees will be used for the benefit of existing shareholders.

      If you invest in the Fund through a bank, broker-dealer, 401(k) plan, financial adviser or financial supermarket ("Financial Intermediary"), the Financial Intermediary may, in lieu of charging the redemption fee set forth in this Prospectus, enforce its own market timing policy. "Omnibus accounts" that include multiple customers of the Financial Intermediary also will be exempt from the redemption fee if the Financial Intermediary does not track and/or process redemption fees. Additionally, the transfer of shares from one retirement account to another, accounts participating in a wrap fee program and redemptions caused by decisions of employer-sponsored retirement plans may be exempt from the redemption fee. Redemption fees may be waived for mandatory retirement withdrawals, systematic withdrawals, redemptions made to pay for various administrative fees and, at the sole discretion of the Fund's adviser, due to changes in an investor's circumstances, such as death. No exceptions will be granted to persons believed to be "market-timers."

      While the Fund attempts to deter market timing, there is no assurance that the Fund will be able to identify and eliminate all market timers. For example, omnibus accounts typically provide the Fund with a net purchase or redemption request on any given day where purchasers of Fund shares and redeemers of Fund shares are netted against one another and the identity of individual purchasers and redeemers whose orders are aggregated is not known by the Fund. The netting effect often makes it more difficult to apply redemption fees, and there can be no assurance that the Fund will be able to apply the fee to such accounts in an effective manner. In addition to the redemption fee, the Fund reserves the right to reject any purchase order for any reason, including purchase orders that it does not think are in the best interest of the Fund or its shareholders, or if the Fund thinks that trading is abusive. The Fund has not entered into any arrangements with any person to permit frequent purchases and redemptions of Fund Shares.

                        DETERMINATION OF NET ASSET VALUE

      The price you pay for your shares is based on the Fund's net asset value per share ("NAV"). The NAV is calculated at the close of trading (normally 4:00 p.m. Eastern time) on each day the New York Stock Exchange is open for business (the Stock Exchange is closed on weekends, most Federal holidays and Good Friday). The NAV is calculated by dividing the value of the Fund's total assets (including interest and dividends accrued but not yet received) minus liabilities (including accrued expenses) by the total number of shares outstanding. Requests to purchase and sell shares are processed at the NAV next calculated after the Fund receives your order in proper form.

      The Fund's assets generally are valued at their market value. If market quotations are not readily available, the security will be valued at fair value (the amount which the Fund might reasonably expect to receive for the security upon its current sale) as determined in good faith by the advisor. Good faith pricing also is permitted if, in the advisor's opinion, the validity of market quotations appears to be questionable based on factors such as evidence of a thin market in the security based on a small number of quotations, a significant event occurs after the close of a market but before the Fund's NAV calculation that may affect a security's value, or the advisor is aware of any other data that calls into question the reliability of market quotations. Investments in foreign securities, junk bonds or other thinly traded securities are more likely to trigger fair valuation than investments in other types of securities. Without good faith pricing, short-term traders could take advantage of the arbitrage opportunity and dilute the NAV of long-term investors. Fair valuation of the Fund's portfolio securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that fair value pricing policies will prevent dilution of the Fund's NAV by short-term traders or that the Fund will realize fair valuation upon the sale of a security.

                       DIVIDENDS, DISTRIBUTIONS AND TAXES

      Dividends and Distributions. The Fund typically distributes substantially all of its net investment income in the form of dividends and any net realized capital gains to its shareholders. These distributions are automatically reinvested in the Fund unless you request cash distributions on your application or through a written request. The Fund expects that its distributions will consist primarily of net realized capital gains. The Fund declares and pays dividends at least annually.

      Taxes. Investment income distributed by the Fund generally will consist of interest income, if any, and dividends received on investments, less expenses. The dividends you receive, whether or not reinvested, will be taxed as ordinary income.

      The Fund will distribute net realized capital gains to its shareholders normally once a year. Capital gains are generated when the Fund sells its assets for a profit. Capital gains are taxed differently depending on how long the Fund has held the asset sold. Distributions of gains recognized on the sale of assets held for one year or less are taxed at ordinary income rates; distributions of gains recognized on the sale of assets held longer than one year are taxed at long-term capital gains rates. If the Fund distributes an amount exceeding its income and gains, this excess will generally be treated as a non-taxable return of capital.

      Unless you indicate another option on your account application, any dividends and capital gain distributions paid to you by the Fund automatically will be invested in additional shares of the Fund. Alternatively, you may elect to have: (1) dividends paid to you in cash and the amount of any capital gain distributions reinvested; or (2) the full amount of any dividends and capital gain distributions paid to you in cash.

      You may want to avoid making a substantial investment when the Fund is about to make a taxable distribution because you would be responsible for any taxes on the distribution regardless of how long you have owned your shares.

      Selling shares (including redemptions) and receiving distributions (whether reinvested or taken in cash) usually are taxable events to the Fund's shareholders. These transactions typically create the following tax liabilities for taxable accounts:

Summary of Certain Federal Income Tax Consequences for Taxable Accounts

      The following discussion reflects the enactment of the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the "2003 Tax Act").

Type of Transaction                           Tax Status

Qualified dividend income                     Generally maximum 15% on non-corporate taxpayers

Net short-term capital gain distributions     Ordinary income rate

Net long-term capital gain distributions      Generally maximum 15% on non-corporate taxpayers*

Sales of shares
(including redemptions) owned                 Gains taxed at generally maximum 15%
more than one year                            on non-corporate taxpayers*

Sales of shares
(including redemptions) owned                 Gains are taxed at the same rate as ordinary income;
for one year or less                          losses are subject to special rules

                                              *For gains realized between May 6,
                                              2003 and December 31, 2008.

      Under the 2003 Tax Act, effective for taxable years after December 31, 2002 through December 31, 2008, designated income dividends paid by the Fund to non-corporate shareholders generally will qualify for a maximum federal income tax rate of 15% to the extent such income dividends are attributable to qualified dividend income from the Fund's investment in common and preferred stock of U.S. and foreign corporations, provided that certain holding period and other requirements are met. However, to the extent that the Fund has ordinary income from investments in debt securities, for example, such as interest income, income dividends paid by the Fund and attributable to that income will not qualify for the reduced tax rate.

      If shares of the Fund are purchased within 30 days before or after redeeming other shares of the Fund at a loss, all or a portion of that loss will not be deductible and will increase the basis of the newly purchased shares. If shares of the Fund are sold at a loss after being held by a shareholder for six months or less, the loss will be long-term, instead of short-term, capital loss to the extent of any capital gain distributions received on the shares.

      If you are a non-corporate shareholder and if the Fund does not have your correct social security or other taxpayer identification number, federal law requires us to withhold and pay to the Internal Revenue Service 28% of your distributions and sales proceeds. If you are subject to back up withholding, we also will withhold and pay to the IRS 28% of your distributions (under current law). Any tax withheld may be applied against the tax liability on your federal income tax return.

      Because your tax situation is unique, you should consult your tax professional about federal, state and local tax consequences.

                             MANAGEMENT OF THE FUND

Investment Advisor


      Archer Investment Corporation, 9000 Keystone Crossing, Suite 630, Indianapolis, IN 46240, serves as the advisor to the Fund. The advisor has overall supervisory management responsibility for the general management and investment of the Fund's portfolio. The advisor sets the Fund's overall investment strategies, identifies securities for investment, determines when securities should be purchased or sold, selects brokers or dealers to execute transactions for the Fund's portfolio and votes any proxies solicited by portfolio companies. The advisor was established in August 2005 to manage the Fund. Troy C. Patton, the Fund's portfolio manager, is the controlling shareholder of the advisor. The Fund is the first mutual fund managed by the advisor.

      The Fund is authorized to pay the advisor a fee equal to 0.75% of the Fund's average daily net assets. The advisor contractually has agreed to waive its fee and reimburse the Fund's expenses so that total operating expenses, excluding brokerage fees and commissions, any 12b-1 fees, borrowing costs (such as interest and dividend expenses on securities sold short), taxes and extraordinary expenses, do not exceed 1.20% of the Fund's average daily net assets through August 31, 2007. Each waiver or reimbursement by the advisor is subject to repayment by the Fund within the three fiscal years following the fiscal year in which that particular waiver and/or reimbursement occurred, provided that the Fund is able to make the repayment without exceeding the 1.20% expense limitation.

      The advisor, not the Fund, may pay certain financial institutions (which may include banks, broker-dealers and other industry professionals) a fee for providing distribution related services and/or for performing certain administrative servicing functions for Fund shareholders to the extent these institutions are allowed to do so by applicable statute, rule or regulation. These financial institutions may charge their customers fees for offering these services to the extent permitted by applicable regulatory authorities, and the overall return to those shareholders availing themselves of the bank services will be lower than to those shareholders who do not. The Fund may from time to time purchase securities issued by financial institutions that provide such services; however, in selecting investments for the Fund, no preference will be show for such securities.

      A discussion of the factors that the Board of Trustees considered in approving the Fund's management agreement will be included in the Fund's annual or semi-annual report, as applicable.

      The Portfolio Manager. Troy C. Patton serves as the Fund's portfolio manager. He is solely responsible for the day-to-day management of the Fund. Mr. Patton is the Managing Director and founder of the advisor. Mr. Patton was the founder and president of Frontier Financial Holdings, Inc., an integrated financial services company offering investment services and managed portfolios, lending services, business consulting services, and traditional CPA services through Frontier CPA Group, LLP. Frontier, which Mr. Patton founded in 1996, grew to 10 offices and approximately 80 employees in Indiana and the contiguous states over a period of 8 years, before it was acquired by Fiducial Investment Advisors and Fiducial Lending Corporation in 2004. Mr. Patton served as the Director of Financial Services of Fiducial Investment Advisors and Fiducial Lending Corporation, which together have over 300 offices in the United States, until 2005. Prior to founding Frontier, Mr. Patton served as the chief financial officer and treasurer of Correlated Products, Inc. from 1995 to 1996, and as a senior auditor at Ernst & Young from 1992 to 1995. Mr. Patton graduated from Miami University of Ohio in 1992 with a degree in accountancy.

      The Statement of Additional Information provides additional information about the Fund's portfolio manager, including his compensation, other accounts that he manages, as well as his ownership of shares of the Fund.

                              FINANCIAL HIGHLIGHTS

      Because the Fund recently commenced operations, there are no financial highlights available at this time.

                                 PRIVACY POLICY

      The following is a description of the Fund's policies regarding disclosure of nonpublic personal information that you provide to the Fund or that the Fund collects from other sources. In the event that you hold shares of the Fund through a broker-dealer or other financial intermediary, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared with nonaffiliated third parties.

      Categories of Information the Fund Collects. The Fund collects the following nonpublic personal information about you:

      o Information the Fund receives from you on applications or other forms, correspondence, or conversations (such as your name, address, phone number, social security number, and date of birth); and

      o Information about your transactions with the Fund, its affiliates, or others (such as your account number and balance, payment history, cost basis information, and other financial information).

      Categories of Information the Fund Discloses. The Fund does not disclose any nonpublic personal information about its current or former shareholders to unaffiliated third parties, except as required or permitted by law. The Fund is permitted by law to disclose all of the information it collects, as described above, to service providers (such as the Fund's custodian, administrator, transfer agent, accountant and legal counsel) to process your transactions and otherwise provide services to you.

      Confidentiality and Security. The Fund restricts access to your nonpublic personal information to those persons who require such information to provide products or services to you. The Fund maintains physical, electronic, and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

                              FOR MORE INFORMATION

      You can find additional information about the Fund in the following documents:

            Annual and Semi Annual Reports: While the Prospectus describes the Fund's potential investments, the Annual and Semi Annual Reports detail the Fund's actual investments as of their report dates. The Annual Reports include a discussion by Fund management of recent market conditions and other factors that significantly affected Fund performance during the reporting period.

            Statement of Additional Information (SAI): The Statement of Additional Information ("SAI") supplements the Prospectus and contains detailed information about the Fund and its investment restrictions, risks and policies and operations, including the Fund's policies and procedures relating to the disclosure of portfolio holdings by the Fund's affiliates. A current SAI for the Fund is on file with the Securities and Exchange Commission and is incorporated into this prospectus by reference, which means it is considered part of this Prospectus.

      You can get free copies of the current Annual and Semi Annual Reports, as well as the SAI, by contacting the Shareholder Services at (800) 238-7701. You may also request other information about the Fund and make shareholder inquiries. Alternatively, the Fund's SAI and Annual and Semi Annual reports are available, free of charge, at the Fund's Internet site at www.thearcherfunds.com.

      You may review and copy information about the Fund (including the SAI and other reports) at the Securities and Exchange Commission ("SEC") Public Reference Room in Washington, D.C. Call the SEC at 1-202-942-8090 for room hours and operation. You may also obtain reports and other information about the Fund on the EDGAR Database on the SEC's Internet site at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section of the SEC, Washington, D.C. 20549-0109.


Investment Company Act #811-21237

                          Abacus Bull Moose Growth Fund




Prospectus dated March 31, 2006


Investment objective: long term capital appreciation.

317 Madison Ave., Suite 1004
New York, New York 10017

(877) 322-0576






The Securities and Exchange Commission has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

                                TABLE OF CONTENTS

                                                                            PAGE



RISK/RETURN SUMMARY............................................................1

FEES AND EXPENSES OF THE FUND..................................................3

ADDITIONAL INFORMATION ABOUT THE FUND'S OBJECTIVE AND STRATEGIES...............4

HOW TO BUY SHARES..............................................................4

HOW TO REDEEM SHARES...........................................................6

DETERMINATION OF NET ASSET VALUE...............................................7

DIVIDENDS, DISTRIBUTIONS AND TAXES.............................................8

MANAGEMENT OF THE FUND.........................................................9

FINANCIAL HIGHLIGHTS..........................................................11

PRIVACY POLICY................................................................12


FOR MORE INFORMATION..................................................BACK COVER

RISK/RETURN SUMMARY

Investment Objective

The investment objective of the Abacus Bull Moose Growth Fund is long term capital appreciation.

Principal Strategies

The Fund invests primarily in common stock of U.S. companies of all capitalization ranges. The Fund's adviser studies "themes" underlying what it believes will represent fundamental long term changes in the U.S. equity markets. A theme can be political, economic, demographic, regulatory or industry specific. It is the identification of these themes that lies at the heart of the adviser's investment strategy.

After identifying a theme, the adviser searches for both value and growth companies that it believes will benefit from the anticipated fundamental change. The adviser believes it is essential to identify a catalyst that will either unlock the values in a value stock or trigger acceleration of growth in a growth stock. For example, a catalyst can be an important new product, an expanded distribution capability or a key acquisition.

For value stocks, the adviser focuses on the measure of value it believes is most suited to the company in question. Examples of such measures are low price to earnings ratios relative to historical norms, free cash flow relative to prevailing interest rates, and liquidation values. For growth stocks, the adviser focuses on companies it believes are likely to accelerate in earnings growth in the ensuing twelve months.

The adviser relies on its own financial analysis and sources of information. Its research analysts speak directly not only with company management, but with a company's customers and suppliers as well.


The Fund seeks to avoid investing in companies that have ongoing business relationships with countries that sponsor terrorism. The adviser has engaged an independent third party to provide initial certifications and ongoing monitoring of companies in the Fund's portfolio in an attempt to ensure that no company owned by the Fund is subject to "global security risk." Global security risk is the risk to a company's share value or reputation stemming from: 1) the company's ties to current U.S. State Department-designated states that sponsor terrorism (currently Iran, Libya, North Korea, Syria and Sudan); or 2) a company's ties to proliferation-related concerns regarding weapons of mass destruction and ballistic missiles, each as determined according to guidelines established by the third party. If the Fund owns securities of a company that later is determined by the third party to have failed to conform to the guidelines established by the third party, the adviser will sell securities of the non-conforming company within approximately five business days after receiving notice from the third party.


The Fund may sell a security if 1) the security reaches the adviser's valuation target, 2) the adviser believes the company's fundamentals have changed, or 3) the company is not performing as expected.

Principal Risks of Investing in the Fund

o Management Risk. The adviser's strategy may fail to produce the intended results. If the adviser incorrectly identifies a theme, or is incorrect about the effect of a theme on the U.S. equity markets, the Fund may not perform well.

o Company Risk. The value of the Fund may decrease in response to the activities and financial prospects of an individual company in the Fund's portfolio. If the prices of securities owned by the Fund fall, so will the value of the Fund.

o Volatility Risk. Equity securities tend to be more volatile than other investment choices. The value of an individual company can be more volatile than the market as a whole. This volatility affects the value of the Fund's shares.

o Market Risk. Overall stock market risks may also affect the value of the Fund. Factors such as domestic economic growth and market conditions, interest rate levels and political events affect the securities markets.

o Style Risk. The Fund invests in both "value stocks" and "growth stocks." With respect to value stocks, the market may not agree with the adviser's determination that a stock is undervalued, and the stock's price may not increase to what the adviser believes is its full value. It may even decrease in value. With respect to "growth stocks," the company's earnings growth rate may not meet the adviser's expectations, and the stock price may not increase as the adviser anticipates.

o Smaller Company Risk. To the extent the Fund invests in smaller capitalization companies, the Fund will be subject to additional risks. These include:

      o The earnings and prospects of smaller companies are more volatile than larger companies.

      o Smaller companies may experience higher failure rates than do larger companies.

      o The trading volume of securities of smaller companies is normally less than that of larger companies and, therefore, may disproportionately affect their market price, tending to make them fall more in response to selling pressure than is the case with larger companies.


      o Smaller companies may have limited markets, product lines or financial resources and may lack management experience.

o Excluded Securities Risk. Although the adviser believes that the Fund can achieve its investment objective within the parameters of global risk screening, excluding non-conforming companies subject to global security risk could have an adverse affect on the Fund's performance.


o An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

o     The Fund may not be appropriate for use as a complete investment program.

o As with any mutual fund investment, the Fund's returns will vary and you could lose money.

How the Fund has Performed

The bar chart and performance table below show the variability of the returns of the Fund, which is one indicator of the risks of investing in the Fund. The bar chart shows changes in the Fund's returns from year to year. The performance table shows how the Fund's average annual total returns compare over time to a broad-based securities market index. Although past performance of the Fund is no guarantee of how it will perform in the future, historical performance may give you some indication of the risk of investing in the Fund because it demonstrates how its returns have varied over time.

                          Year-by-Year Total Return(1)
                        Total Return as of December 31st
                            [Bar Chart Appears Here]

2002       -5.00%

2003       41.27%

2004       12.32%

2005       112.83%


      (1) The Fund acquired the assets and liabilities of the Bull Moose Growth Fund, a series of AmeriPrime Advisors Trust (the "Predecessor Fund"), in a tax-free reorganization effective on September 26, 2005. The Fund is a continuation of the Predecessor Fund and, therefore, the bar chart shows changes in the Predecessor Fund from year to year.

During the period shown, the highest return for a quarter was 19.28% (2nd quarter, 2003); and the lowest return was -7.49% (3rd quarter, 2002).

          Average Annual Total Returns for the period ended 12/31/2005:


                                               One Year    Since Inception(1)
                                               --------    ------------------
The Fund
    Return Before Taxes                          12.83%        14.08%
    Return After Taxes on Distributions(2)       11.47%        13.07%
    Return After Taxes on Distributions and
             Sale of Fund Shares(2)               9.12%        11.86%
S&P 500 Index                                     4.92%         3.95%
(reflects no deductions for fees, expenses or taxes)


(1) Inception of the Predecessor Fund, December 21, 2001.

(2) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


                          FEES AND EXPENSES OF THE FUND

      The tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund.

      Shareholder Fees
      (fees paid directly from your investment)
      Maximum Sales Charge (Load) Imposed on Purchases                   NONE
      Maximum Deferred Sales Charge (Load)                               NONE
      Redemption Fee(1)                                                  NONE



      Annual Fund Operating Expenses
      (expenses that are deducted from Fund assets)
      Management Fee(2)                                                  1.00%
      Distribution and/or Service (12b-1) Fees(3)                        0.25%
      Other Expenses                                                     0.10%
      Total Annual Fund Operating Expenses                               1.35%

      (1) A wire transfer fee of $15 is charged to defray custodial charges for redemptions paid by wire transfer. This fee is subject to change. (

      2) The adviser pays all of the operating expenses of the Fund except brokerage fees and commissions, taxes, borrowing costs (such as interest and dividend expenses on securities sold short), fees and expenses of non-interested person trustees, extraordinary expenses and expenses incurred pursuant to Rule 12b-1 under the Investment Company Act of 1940.

      (3) Effective January 6, 2006, all shares of the Fund are subject to annual 12b-1 Fees.


Example:
--------

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, reinvest dividends and distributions, and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


      1 Year               3 Years           5 Years           10 Years
      ------               -------           -------           --------
      $135                 $418              $723              $1,590

        ADDITIONAL INFORMATION ABOUT THE FUND'S OBJECTIVE AND STRATEGIES

The investment objective of the Fund may be changed without shareholder approval.

From time to time, the Fund may take temporary defensive positions in attempting to respond to adverse market, economic, political, or other conditions. For example, the Fund may hold all or a portion of its assets in money market instruments, including money market funds or repurchase agreements. If the Fund invests in a money market fund, the shareholders of the Fund generally will be subject to duplicative management fees. As a result of engaging in these temporary measures, the Fund may not achieve its investment objective. The Fund may also invest in money market instruments at any time to maintain liquidity or pending selection of investments in accordance with its policies.

                                HOW TO BUY SHARES

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. What this means for you: When you open an account, we will ask for your name, address, date of birth, and other information that will allow us to identify you. We may also ask for other identifying documents or information, and may take additional steps to verify your identity. We may not be able to open your account or complete a transaction for you until we are able to verify your identity.

Initial Purchase

The minimum initial investment in the Fund is $1,000. The minimum subsequent investment in the Fund is $500. Investors choosing to purchase or redeem their shares through a broker/dealer or other institution may be charged a fee by that institution. The adviser may waive these minimums at its discretion, including for existing clients of the adviser. To the extent investments of individual investors are aggregated into an omnibus account established by an investment adviser, broker or other intermediary, the account minimums apply to the omnibus account, not to the account of the individual investor. If you choose to purchase or redeem shares directly from the Fund, you will not incur charges on purchases and redemptions. However, if you purchase or redeem shares through a broker-dealer or another intermediary, you may be charged a fee by that intermediary.

      By Mail - To be in proper form, your initial purchase request must include:

      o a completed and signed investment application form (which accompanies this Prospectus); and

      o     a check made payable to the Fund.

Mail the completed application and check to:

U.S. Mail:   Abacus Bull Moose Growth Fund       Overnight:    Abacus Bull Moose Growth Fund
             c/o Unified Fund Services, Inc.                   c/o Unified Fund Services, Inc.
             P.O. Box 6110                                     431 North Pennsylvania Street
             Indianapolis, Indiana 46206-6110                  Indianapolis, Indiana  46204

      By Wire - You may also purchase shares of the Fund by wiring federal funds from your bank, which may charge you a fee for doing so. To wire money, you must call Shareholder Services at (877) 322-0576 to set up your account and obtain an account number.

You must provide a signed application to Unified Fund Services, Inc., the Fund's transfer agent, at the above address in order to complete your initial wire purchase. Wire orders will be accepted only on a day on which the Fund, custodian and transfer agent are open for business. A wire purchase will not be considered made until the wired money is received and the purchase is accepted by the Fund. Any delays, which may occur in wiring money, including delays which may occur in processing by the banks, are not the responsibility of the Fund or the transfer agent. There is presently no fee for the receipt of wired funds, but the Fund may charge shareholders for this service in the future.

Additional Investments

You may purchase additional shares of the Fund by mail, wire, or automatic investment. Each additional mail purchase request must contain:

      o     your name

      o     the name of your account(s),

      o     your account number(s),

      o     the name of the Fund

      o     a check made payable to the Fund

Checks should be sent to the Abacus Bull Moose Growth Fund at the address listed under the heading "Initial Purchase - By Mail" in this Prospectus. To send a bank wire, call Shareholder Services at (877) 322-0576 to obtain instructions.

Distribution Plan


The Fund has adopted a plan under Rule 12b-1 that allows the Fund to pay distribution fees for the sale and distribution of its shares and allows the Fund to pay for services provided to shareholders. Shareholders of the Fund may pay annual 12b-1 expenses of up to 0.25%. No 12b-1 fees were paid by the Fund's shareholders for the fiscal year ended November 30, 2005. The plan was activated effective as ofJanuary 6, 2006. ,Over time, 12b-1 fees will increase the cost of your investment and may cost you more than paying other types of sales charges because these fees are paid out of the Fund's assets on an on-going basis.


Tax Sheltered Retirement Plans

Since the Fund is oriented to longer term investments, shares of the Fund may be an appropriate investment medium for tax sheltered retirement plans, including: individual retirement plans (IRAs); simplified employee pensions (SEPs); SIMPLE plans; 401(k) plans; qualified corporate pension and profit sharing plans (for employees); tax deferred investment plans (for employees of public school systems and certain types of charitable organizations); and other qualified retirement plans. Contact the transfer agent by mail or call Shareholder Services for the procedure to open an IRA or SEP plan and more specific information regarding these retirement plan options. Please consult with your attorney or tax adviser regarding these plans. You must pay custodial fees for your IRA by redemption of sufficient shares of the Fund from the IRA unless you pay the fees directly to the IRA custodian. Call Shareholder Services about the IRA custodial fees.

Other Purchase Information

The Fund may limit the amount of purchases and refuse to sell shares to any person. If your check or wire does not clear, you will be responsible for any loss incurred by the Fund. You may be prohibited or restricted from making future purchases in the Fund. Checks should be made payable to the Fund. The Fund and its transfer agent may refuse any purchase order for any reason. Cash, third party checks (except for properly endorsed IRA rollover checks), counter checks, starter checks, traveler's checks, money orders, credit card checks, and checks drawn on non-U.S. financial institutions will not be accepted. Cashier's checks and bank official checks may be accepted in amounts greater than $10,000. In such cases, a fifteen (15) business day hold will be applied to the funds (which means that you may not redeem your shares until the holding period has expired). Signature guarantee stamps may be required on identification documentation. All documentation requiring a signature guarantee stamp must utilize a New Technology Medallion stamp, generally available from the bank where you maintain a checking or savings account.

The Fund has authorized certain broker-dealers and other financial institutions (including their designated intermediaries) to accept on its behalf purchase and sell orders. The Fund is deemed to have received an order when the authorized person or designee accepts the order, and the order is processed at the net asset value next calculated thereafter. It is the responsibility of the broker-dealer or other financial institution to transmit orders promptly to the Fund's transfer agent.

                              HOW TO REDEEM SHARES

You may receive redemption payments in the form of a check or federal wire transfer. The proceeds may be more or less than the purchase price of your shares, depending on the market value of the Fund's securities at the time of your redemption. A wire transfer fee of $15 is charged to defray custodial charges for redemptions paid by wire transfer. This fee is subject to change. Any charges for wire redemptions will be deducted from the shareholder's Fund account by redemption of shares. The Fund does not intend to redeem shares in any form except cash. However, if the amount you are redeeming is over the lesser of $250,000 or 1% of the Fund's net asset value, the Fund has the right to redeem your shares by giving you the amount that exceeds the lesser of $250,000 or 1% of the Fund's net asset value in securities instead of cash. In the event that an in-kind distribution is made, a shareholder may incur additional expenses, such as the payment of brokerage commissions, on the sale or other disposition of the securities received from the Fund. If you redeem your shares through a broker-dealer or other institution, you may be charged a fee by that institution.

      By Mail - You may redeem any part of your account in the Fund at no charge by mail. Your request should be addressed to:

U.S. Mail: Abacus Bull Moose Growth Fund              Overnight: Abacus Bull
           Moose Growth Fund                                     c/o Unified Fund Services, Inc. c/o Unified
           Fund Services, Inc.                                   431 North Pennsylvania
           P.O. Box 6110                                         Indianapolis, Indiana 46204
           Street Indianapolis, Indiana 46206-6110

Your request for a redemption must include your letter of instruction, including the Fund's name, account number, account name(s), the address, and the dollar amount or number of shares you wish to redeem. Requests to sell shares are processed at the net asset value next calculated after we receive your order in proper form. To be in proper form, your request must be signed by all registered share owner(s) in the exact name(s) and any special capacity in which they are registered. The Fund may require that signatures be guaranteed if you request the redemption check be made payable to any person other than the shareholder(s) of record or mailed to an address other than the address of record, or if the mailing address has been changed within 30 days of the redemption request, or in certain other circumstances, such as to prevent unauthorized account transfers or redemptions. Signature guarantees are for the protection of shareholders. All redemptions requiring signature guarantees must utilize a New Technology Medallion stamp, generally available from the bank where you maintain your checking or savings account. Please call Shareholder Services at (877) 322-0576 if you have questions. At the discretion of the Fund or the Fund's transfer agent, a shareholder, prior to redemption, may be required to furnish additional legal documents to insure proper authorization.

      By Telephone - You may redeem any part of your account in the Fund by calling Shareholder Services at (877) 322-0576. You must first complete the optional Telephone Redemption and Exchange section of the investment application to institute this option. The Fund, the transfer agent and the custodian are not liable for following redemption or exchange instructions communicated by telephone that they reasonably believe to be genuine. However, if they do not employ reasonable procedures to confirm that telephone instructions are genuine, they may be liable for any losses due to unauthorized or fraudulent instructions. Procedures employed may include recording telephone instructions and requiring a form of personal identification from the caller.

The Fund may terminate the telephone redemption procedures at any time. During periods of extreme market activity it is possible that shareholders may encounter some difficulty in telephoning the Fund, although neither the Fund nor the transfer agent anticipates difficulties in receiving and in a timely fashion responding to telephone requests for redemptions or exchanges. If you are unable to reach the Fund by telephone, you may request a redemption or exchange by mail.

Fund Policy on Market Timing

The Fund discourages market timing. Market timing is an investment strategy using frequent purchases, redemptions and/or exchanges in an attempt to profit from short term market movements. Market timing may result in dilution of the value of Fund shares held by long term shareholders, disrupt portfolio management and increase Fund expenses for all shareholders. The Board of Trustees has adopted a policy directing the Fund to reject any purchase order with respect to one investor, a related group of investors or their agent(s), where it detects a pattern of purchases and sales of the Fund that indicates market timing or trading that it determines is abusive. This policy generally applies to all Fund shareholders. While the Fund attempts to deter market timing, there is no assurance that it will be able to identify and eliminate all market timers. For example, certain accounts called "omnibus accounts" include multiple shareholders. Omnibus accounts typically provide the Fund with a net purchase or redemption request on any given day where purchasers of Fund shares and redeemers of Fund shares are netted against one another and the identities of individual purchasers and redeemers whose orders are aggregated are not known by the Fund. The netting effect often makes it more difficult for the Fund to detect market timing, and there can be no assurance that the Fund will be able to do so. The Fund reserves the right to reject any purchase order for any reason, including purchase orders that it does not think are in the best interests of the Fund or its shareholders, or if the Fund thinks that the trading is abusive. The Fund has not entered into any arrangements with any person to permit frequent purchases and redemptions of Fund shares.

Additional Information

If you are not certain of the requirements for a redemption please call Shareholder Services at (877) 322-0576. Redemptions specifying a certain date or share price cannot be accepted and will be returned. You will be mailed the proceeds on or before the fifth business day following the redemption. However, payment for redemption made against shares purchased by check will be made only after the check has been collected, which normally may take up to fifteen calendar days. Also, when the New York Stock Exchange is closed (or when trading is restricted) for any reason other than its customary weekend or holiday closing or under any emergency circumstances, as determined by the Securities and Exchange Commission, the Fund may suspend redemptions or postpone payment dates. You may be assessed a fee if the Fund incurs bank charges because you request that the Fund re-issue a redemption check.

Because the Fund incurs certain fixed costs in maintaining shareholder accounts, the Fund may require you to redeem all of your shares in the Fund on 30 days' written notice if the value of your shares in the Fund is less than $1,000 due to redemption, or such other minimum amount as the Fund may determine from time to time. You may increase the value of your shares in the Fund to the minimum amount within the 30 day period. All shares of the Fund also are subject to involuntary redemption if the Board of Trustees determines to liquidate the Fund. An involuntary redemption will create a capital gain or capital loss, which may have tax consequences about which you should consult your tax adviser.

                        DETERMINATION OF NET ASSET VALUE

The price you pay for your shares is based on the Fund's net asset value per share (NAV). The NAV is calculated at the close of trading (normally 4:00 p.m. Eastern time) on each day the New York Stock Exchange is open for business (the Stock Exchange is closed on weekends, most Federal holidays and Good Friday). The NAV is calculated by dividing the value of the Fund's total assets (including interest and dividends accrued but not yet received) minus liabilities (including accrued expenses) by the total number of shares outstanding.

The Fund's assets generally are valued at their market value. If market quotations are not readily available, the security will be valued at fair value (the amount which the Fund might reasonably expect to receive for the security upon its current sale) as determined in good faith by the adviser. Good faith pricing also is permitted if, in the adviser's opinion, the validity of market quotations appears to be questionable based on factors such as evidence of a thin market in the security based on a small number of quotations, a significant event occurs after the close of a market but before the Fund's NAV calculation that may affect a security's value, or the adviser is aware of any other data that calls into question the reliability of market quotations. Without good faith pricing, short-term traders could take advantage of the arbitrage opportunity and dilute the NAV of long-term investors. Fair valuation of the Fund's portfolio securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that fair value pricing policies will prevent dilution of the Fund's NAV by short-term traders, or that the Fund will realize fair valuation upon sale of a security.

Requests to purchase and sell shares are processed at the NAV next calculated after we receive your order in proper form.


                       DIVIDENDS, DISTRIBUTIONS AND TAXES

Dividends and Distributions

The Fund typically distributes substantially all of its net investment income in the form of dividends and taxable capital gains to its shareholders on an annual basis. These distributions are automatically reinvested in the Fund unless you request cash distributions on your application or through a written request to the Fund. The Fund expects that its distributions will consist primarily of short-term and/or long-term capital gains.

Taxes

Investment income distributed by the Fund generally will consist of interest income, if any, and dividends received on investments, less expenses. The dividends you receive, whether or not reinvested, will be taxed as ordinary income.

The Fund will distribute net realized capital gains to its shareholders normally once a year. Capital gains are generated when the Fund sell its assets for a profit. Capital gains are taxed differently depending on how long the Fund has held the asset sold. Distributions of gains recognized on the sale of assets held for one year or less are taxed at ordinary income rates; distributions of gains recognized on the sale of assets held longer than one year are taxed at long-term capital gains rates. If the Fund distributes an amount exceeding its income and gains, this excess will generally be treated as a non-taxable return of capital.

Unless you indicate another option on your account application, any dividends and capital gain distributions paid to you by the Fund automatically will be invested in additional shares of the Fund. Alternatively, you may elect to have:
(1) dividends paid to you in cash and the amount of any capital gain distributions reinvested; or (2) the full amount of any dividends and capital gain distributions paid to you in cash.

You may want to avoid making a substantial investment when the Fund is about to make a taxable distribution because you would be responsible for any taxes on the distribution regardless of how long you have owned your shares.

Selling shares (including redemptions) and receiving distributions (whether reinvested or taken in cash) usually are taxable events to the Fund's shareholders. These transactions typically create the following tax liabilities for taxable accounts:

Summary of Certain Federal Income Tax Consequences for Taxable Accounts

The following discussion reflects the enactment of the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the "2003 Tax Act").

Type of Transaction                                Tax Status
-------------------                                ----------
Qualified dividend income                          Generally maximum 15% on non-corporate
                                                   taxpayers
Net short-term capital gain distributions          Ordinary income rate

Net long-term capital gain distributions           Generally maximum 15% on non-corporate taxpayers*

Sales of shares (including redemptions) owned      Gains taxed at generally maximum 15% on non-corporate
more than one year                                 taxpayers*

Sales of shares (including redemptions) owned      Gains are taxed at the same rate as ordinary income;
for one year or less                               losses are subject to special rules

                                                   *For gains realized between May 6, 2003
                                                   and December 31, 2008.

Under the 2003 Tax Act, effective for taxable years after December 31, 2002 through December 31, 2008, designated income dividends paid by the Fund to non-corporate shareholders generally will qualify for a maximum federal income tax rate of 15% to the extent such income dividends are attributable to qualified dividend income from the Fund's investment in common and preferred stock of U.S. and foreign corporations, provided that certain holding period and other requirements are met. However, to the extent that the Fund has ordinary income from investments in debt securities, for example, such as interest income, income dividends paid by the Fund and attributable to that income will not qualify for the reduced tax rate.

If shares of the Fund are purchased within 30 days before or after redeeming other shares of the Fund at a loss, all or a portion of that loss will not be deductible and will increase the basis of the newly purchased shares. If shares of the Fund are sold at a loss after being held by a shareholder for six months or less, the loss will be long-term, instead of short-term, capital loss to the extent of any capital gain distributions received on the shares.

If you are a non-corporate shareholder and if the Fund does not have your correct social security or other taxpayer identification number, federal law requires us to withhold and pay to the Internal Revenue Service 28% of your distributions and sales proceeds. If you are subject to back up withholding, we also will withhold and pay to the IRS 28% of your distributions (under current law). Any tax withheld may be applied against the tax liability on your federal income tax return.

      Because your tax situation is unique, you should consult your tax professional about federal, state and local tax consequences.


                             MANAGEMENT OF THE FUND


The Roosevelt Investment Group, 317 Madison Ave., Suite 1004, New York, New York 10017, serves as investment adviser to the Fund. Founded in 1990 by Arthur Sheer, the adviser's clients consist primarily of corporations, pension accounts, non-profits, endowments and high net worth individuals. As of November 30, 2005, the adviser had approximately $767 million in assets under management.


During the fiscal year ended November 30, 2005, the Fund paid the adviser a fee equal to 1.00% of its average daily net assets. The adviser pays all of the operating expenses of the Fund except brokerage fees and commissions, taxes, borrowing costs (such as interest and dividend expense of securities sold short), fees and expenses of non-interested person trustees, extraordinary expenses and expenses incurred pursuant to Rule 12b-1 under the Investment Company Act of 1940. In this regard, it should be noted that most investment companies pay their own operating expenses directly, while the Fund's expenses, except those specified above, are paid by the adviser. The adviser (not the Fund) may pay certain financial institutions (which may include banks, brokers, securities dealers and other industry professionals) a fee for providing distribution related services and/or for performing certain administrative servicing functions for Fund shareholders to the extent these institutions are allowed to do so by applicable statute, rule or regulation. The Fund may from time to time purchase securities issued by financial institutions that provide such services; however, in selecting investments for the Fund, no preference will be shown for such securities.

A discussion of the factors that the Board of Trustees considered in approving the Fund's management agreement is included in the Fund's annual or semi-annual report, as applicable.

Investing Through Abacus International Capital Corporation

If you purchase Fund shares through Abacus International Capital Corporation ("Abacus International"), you may be subject to additional policies and/or restrictions with respect to your investment. These policies and/or restrictions are determined by Abacus International. The Fund will pay to Abacus International a 12b-1 fee of 0.25% of the average daily assets in shareholder accounts referred by Abacus International. In addition, the adviser (not the Fund) will pay to Abacus International a referral fee equal to 0.25% of the management fee earned by the adviser with respect to shareholder accounts referred by Abacus International.


The Portfolio Manager

Mr. Arthur Sheer has been primarily responsible for the day-to-day management of the Fund since the inception of the Predecessor Fund in 2001. He is also a portfolio manager responsible for equity and fixed income investments of the adviser's clients. Mr. Sheer has served as the adviser's chief executive officer since he founded the firm in 1990.

The Fund's Statement of Additional Information provides additional information about the Fund's portfolio manager, including his compensation, other accounts that he manages, and his ownership of shares of the Fund.

FINANCIAL HIGHLIGHTS


The following table is intended to help you better understand the Fund's financial performance since its inception. Certain information reflects financial results for a single Fund share. Total return represents the rate you would have earned (or lost) on an investment in the Fund (including the Predecessor Fund), assuming reinvestment of all dividends and distributions. The information for the fiscal years ended November 30, 2005 and 2004 was audited by Cohen McCurdy, Ltd., whose report, along with the Predecessor Fund's financial statements, are included in the Predecessor Fund's annual report, which is available upon request. The information for prior years was audited by another independent accounting firm.

The tables below set forth financial data for a share outstanding throughout each period presented.

                                                                                        For the
                                             Year Ended    Year Ended    Year Ended   Period Ended
                                            November 30,  November 30,  November 30,  November 30,
                                                2005         2004           2003          2002      (a)
                                            ------------  ------------  ------------  ------------
Selected Per Share Data
Net asset value, beginning of period        $      14.18  $      12.89  $       9.84  $      10.00
                                            ------------  ------------  ------------  ------------
Income from investment operations

  Net investment income (loss)                      0.02         (0.01)        (0.01)        (0.04)

  Net realized and unrealized gain (loss)           1.92          1.62          3.06         (0.12)
                                            ------------  ------------  ------------  ------------
Total from investment operations
                                                    1.94          1.61          3.05         (0.16)
                                            ------------  ------------  ------------  ------------
Less Distributions to shareholders:

  From net realized gain                           (1.05)        (0.32)           --            --
                                            ------------  ------------  ------------  ------------
Total distributions
                                                   (1.05)        (0.32)           --            --
                                            ------------  ------------  ------------  ------------

Net asset value, end of period              $      15.07  $      14.18  $      12.89  $       9.84
                                            ============  ============  ============  ============

Total Return (b)                                   14.47%        12.70%        31.00%        -1.60% (c)

Ratios and Supplemental Data
Net assets, end of period (000)             $      6,415  $      3,091  $      2,345  $        797

Ratio of expenses to average net assets             1.10%         1.07%         1.15%         1.43% (d)
Ratio of net investment income to average
   net assets                                       0.21%        (0.08)%       (0.06)%       (0.38%)(d)

Portfolio turnover rate                            85.58%        82.28%        54.18%        52.75%

(a) For the period December 21, 2001 (Commencement of Operations) through November 30, 2002.

(b) Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.

(c) Not annualized.

(d) Annualized.

                                 PRIVACY POLICY


      The following is a description of the Fund's policies regarding disclosure of nonpublic personal information that you provide to the Fund or that the Fund collects from other sources. In the event that you hold shares of the Fund through a broker-dealer or other financial intermediary, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared with nonaffiliated third parties.

      Categories of Information the Fund Collects. The Fund collects the following nonpublic personal information about you:

o Information the Fund receives from you on or in applications or other forms, correspondence, or conversations (such as your name, address, phone number, social security number, assets, income and date of birth); and

o Information about your transactions with the Fund, its affiliates, or others (such as your account number and balance, payment history, parties to transactions, cost basis information, and other financial information).

      Categories of Information the Fund Discloses. The Fund does not disclose any nonpublic personal information about its current or former shareholders to unaffiliated third parties, except as required or permitted by law. The Fund is permitted by law to disclose all of the information it collects, as described above, to its service providers (such as the Fund's custodian, administrator and transfer agent) to process your transactions and otherwise provide services to you.

      Confidentiality and Security. The Fund restricts access to your nonpublic personal information to those persons who require such information to provide products or services to you. The Fund maintains physical, electronic, and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

                              FOR MORE INFORMATION

Several additional sources of information are available to you. The Statement of Additional Information (SAI), incorporated into this prospectus by reference, contains detailed information on the Fund's policies and operations, including policies and procedures relating to the disclosure of portfolio holdings by the Fund's affiliates. Annual and semi-annual reports contain management's discussion of market conditions and investment strategies that significantly affected the Fund's performance results as of the Fund's latest semi-annual or annual fiscal year end.

Call Shareholder Services at (877) 322-0576 to request free copies of the SAI and the Fund's annual and semi-annual reports, to request other information about the Fund and to make shareholder inquiries. As of the date of this prospectus, the Fund does not have an internet website and, therefore, the Fund's SAI, annual and semi-annual reports are not made available at an Internet site.

You may review and copy information about the Fund (including the SAI and other reports) at the Securities and Exchange Commission (SEC) Public Reference Room in Washington, D.C. Call the SEC at 1-202-942-8090 for room hours and operation. You may also obtain reports and other information about the Fund on the EDGAR Database on the SEC's Internet site at http.//www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section of the SEC, Washington, D.C. 20549-0102.

                          Chinook Emerging Growth Fund

                                   PROSPECTUS

                                 March 31, 2006


INVESTMENT OBJECTIVE:
Long-Term Capital Appreciation


4380 SW Macadam Ave
Suite 250
Portland, OR 97239


(800) 440-6895

         The Securities and Exchange Commission has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----

RISK/RETURN SUMMARY............................................................1

FEES AND EXPENSES OF INVESTING IN THE FUND.....................................4


ADDITIONAL INFORMATION ABOUT THE FUND'S STRATEGIES AND RISKS...................5


HOW TO BUY SHARES..............................................................6

HOW TO REDEEM SHARES...........................................................9

DETERMINATION OF NET ASSET VALUE..............................................12

DIVIDENDS, DISTRIBUTIONS AND TAXES............................................13

MANAGEMENT OF THE FUND........................................................14


FINANCIAL HIGHLIGHTS..........................................................16


PRIVACY POLICY................................................................17

FOR MORE INFORMATION..................................................BACK COVER

                               RISK/RETURN SUMMARY

Investment Objective

      The investment objective of the Chinook Emerging Growth Fund (the "Fund") is to provide long-term capital appreciation.

Principal Strategies

      The Fund invests primarily in common stocks of small-cap companies that the Fund's advisor, Chinook Capital Management, LLC, believes offer growth opportunities at a reasonable price. Small-cap companies selected generally will have total market capitalizations that do not exceed $2 billion. In determining whether to purchase a particular issuer's stock for the Fund's portfolio, the advisor assesses the growth prospects of the issuer and price of the stock based on several qualitative and quantitative criteria including:

      o     valuation of discounted cash flows

      o     rate of earnings growth

      o     level of profitability

      o     earnings quality

      o     market position

      o     size of the market in which the issuer competes

      o     management tenure, track record and credibility

      o     strength of balance sheet

      Under normal circumstances, the Fund will invest at least 80% of its assets in equity securities of small-cap companies. This investment policy may not be changed except upon 60 days prior notice to shareholders. The Fund may invest up to 20% of its net assets in exchange-traded funds ("ETFs"), money market funds, investment grade short-term money market instruments including U.S. government and agency securities, other fixed income securities, commercial paper, certificates of deposit, repurchase agreements and other cash equivalents.

      The Fund will not invest more than 5% of its assets in any one issuer. Certain market or industry sectors may be overweighted compared to others because the advisor seeks the best investment opportunities regardless of sector. For example, the Fund may at times be overweighted in companies that provide health care, technology or consumer goods and services, although the sectors in which the Fund may be overweighted will vary at different points in the economic cycle. The Fund will not invest more than 25% of its net assets in any one sector, as determined based on standard industrial classification codes.

      The Fund employs a proprietary quantitative price discipline that calculates daily sell limits based on each stock's cost basis and price volatility relative to that of the Russell 2000(R) Growth Index. The advisor generally relies on this pricing model to determine when to sell securities. The Fund also may sell a security when the advisor's research indicates that the company's prospects have diminished or when the advisor believes that better investment opportunities are present. The Fund does not intend to purchase or sell securities for short-term trading purposes. However, if the objective of the Fund would be better served, the Fund may engage in active trading of the Fund's portfolio securities.

Principal Risks of Investing in the Fund

o Growth Risk. The Fund invests in companies that appear to be growth-oriented companies. Growth companies are companies that the Fund's advisor believes will have revenue and earnings that grow faster than the economy as a whole, offering above-average prospects for capital appreciation and little or no emphasis on dividend income. If the advisor's perceptions of a company's growth potential are wrong, the securities purchased may not perform as expected, reducing the Fund's return.

o Small Cap Risk. To the extent the Fund invests in smaller capitalization companies, the Fund will be subject to additional risks. These include:

      - The earnings and prospects of smaller companies are more volatile than larger companies.

      - Smaller companies may experience higher failure rates than do larger companies.

      - The trading volume of securities of smaller companies is normally less than that of larger companies and, therefore, may disproportionately affect their market price, tending to make them fall more in response to selling pressure than is the case with larger companies.


      - Smaller companies may have limited markets, product lines or financial resources and may lack management experience.


o Volatility Risk. Equity securities tend to be more volatile than other investment choices. The value of an individual company can be more volatile than the market as a whole. Similarly, the price of an ETF is given to similar volatility as the stocks contained in the index it represents. These volatilities affect the value of the Fund's shares.

o Market Risk. Overall stock market risks may also affect the value of the Fund. Factors such as domestic economic growth and market conditions, interest rate levels and political events affect the securities markets and could cause the Fund's share price to fall.

o Option Risk. Options in the Fund's portfolio involve high risk and may subject the Fund to higher price volatility. See "Additional Information about the Fund's Strategies and Risks - Options."

o Sector Risk. To the extent that the Fund focuses its investments in one or more economic sectors, factors affecting those sectors could affect Fund performance. For example, technology companies are subject to the risk that their products can quickly become obsolete.

o Concentration Risk. The Fund's portfolio often will consist of larger positions in a fewer number of companies than other more broadly diversified mutual funds. In addition, the Fund may retain securities that appreciate in value, even if the position ultimately represents a large percentage of the Fund's total portfolio. The Fund will not concentrate more than 25% of its assets in any one industry. In determining industry classification, the advisor will rely on standard industry classifications, such as biotechnology, semiconductors or financial services. However, certain broad sectors are likely to be overweighted in the Fund's portfolio compared to others because the Fund's advisor seeks the best investment opportunities regardless of sector. The Fund may, for example, be overweighted at times in the technology, healthcare, financial services and consumer goods and services sectors. The sectors in which the Fund may be overweighted will vary at different points in the economic cycle.

o An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

o The Fund is not a complete investment program. As with any mutual fund investment, the Fund's returns will vary and you could lose money.

Is the Fund right for you?

      The Fund may be suitable for:

      o     Long-term investors seeking a fund with a growth investment strategy

      o Investors who can tolerate the risks associated with common stock investments

How has the Fund performed in the past?


      The Fund commenced operations on March 30, 2005, and therefore does not have performance results for a full calendar year.

                   FEES AND EXPENSES OF INVESTING IN THE FUND

      The tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)
   Maximum Sales Charge (Load) Imposed on Purchases.........................NONE
   Maximum Deferred Sales Charge (Load).....................................NONE
   Redemption Fee l, (2)...................................................1.00%
   Exchange Fee.............................................................NONE


Annual Fund Operating Expenses (expenses that are deducted
 from Fund assets)
   Management Fees.........................................................1.35%
   Distribution (12b-1) Fees(3)............................................0.00%
   Other Expenses..........................................................1.02%
   Total Annual Fund Operating Expenses (Before Waiver)....................2.37%
   Fee Waiver/Expense Reimbursement(4)...................................(0.52%)
   Net Expenses............................................................1.85%


(1) The Fund is intended for long-term investors. To discourage short-term trading and market timing, which can increase the Fund's costs, the Fund charges a 1.00% redemption fee on shares redeemed within 30 days after they are purchased. The Fund may waive this fee for mandatory retirement withdrawals and for its systematic withdrawal plan.

(2) A wire transfer fee of $15 is charged to defray custodial charges for redemptions paid by wire transfer. This fee is subject to change.


(3) The Fund has adopted a 12b-1 Plan which permits the Fund to pay up to 0.25% of its average daily net assets to the Fund's advisor as a shareholder servicing fee. The plan has not yet been activated.


(4) The advisor contractually has agreed to waive its management fee and/or reimburse expenses so that Total Annual Fund Operating Expenses, excluding 12b-1 fees, if any, brokerage fees and commissions, borrowing costs (such as interest and dividend expenses on securities sold short), taxes and extraordinary expenses, do not exceed 1.85% of the average daily net assets of the Fund, through November 30, 2006.

Example:


      This Example is intended to help you compare the cost of investing in shares of the Fund to the cost of investing in other mutual funds. This example assumes that the Fund operating expenses remain the same and that such expenses were maintained for one year at rates described above. It also assumes that you invested $10,000 in the Fund, earned 5% annual returns and reinvested all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year            3 Years               5 Years                 10 Years
$188              $690                  $1,218                  $2,667

ADDITIONAL INFORMATION ABOUT THE FUND'S STRATEGIES AND RISKS

PRINCIPAL STRATEGIES


      Exchange Traded Funds - Exchange traded funds ("ETFs") include S&P Depositary Receipts ("SPDRs"), S&P Sector SPDRs, DIAMONDS, iShares, HOLDRS, and other security baskets. For example, SPDRs are exchange-traded shares that represent ownership in the SPDR Trust, an investment company that was established to own the stocks included in the S&P 500 Index. The price and dividend yield of SPDRs track the movement of the appropriate S&P index relatively closely. DIAMONDS are similar to SPDRs, but own the securities consisting of all of the stocks of the Dow Jones Industrial Average. ETFs also include S&P Midcap 400, S&P Small Cap 600, and Russell 2000 Depositary Receipts, and other products composed of smaller capitalization companies. These products invest in smaller capitalization companies and are subject to the risks associated with smaller companies. The earnings and prospects of smaller companies are more volatile than larger companies. Smaller companies may experience higher failure rates than do larger companies. The trading volume of securities of smaller companies is normally less than that of larger companies and, therefore, may disproportionately affect their market price, tending to make them fall more in response to selling pressure than is the case with larger companies. Smaller companies may have limited markets, product lines or financial resources and may lack management experience.

      The Fund may invest up to 20% of its assets in various ETFs. To the extent the Fund invests in ETFs, the Fund is subject to the risks associated with the applicable index. Additionally, the Fund will invest in new exchange traded shares, as they become available. The principal risks associated with the ETFs include the risk that the equity securities in an ETF will decline in value due to factors affecting the issuing companies, their industries, or the equity markets generally. In addition, when the Fund invests in an ETF, the Fund's shareholders generally will be subject to duplicative management fees. Certain ETFs also may be subject to special risks associated with the particular sector or countries in which the ETF invests.


      Options. The Fund may purchase put options and sell covered call options on equity securities and securities indexes, in an effort to capture gains from a decline in those securities and as a hedge against adverse market conditions. The advisor may use the purchase of call options or sale of covered put options as additional tools for participating in upward price movements.


      When the Fund buys a call option on a security or an index, it has the right to any appreciation in the value of the security or index over a fixed price (known as the exercise price) any time up to a certain date in the future (the "expiration date"). In return for this right, the Fund pays the current market price for the option (known as the option premium). If an increase in the value of the security or index causes the option to increase in value to a level that is higher than the option premium the Fund paid, the Fund will profit on the overall position. When the Fund writes (sells) a call option, the Fund receives the option premium, but will lose money if an increase in the value of the security or index causes the Fund's costs to cover its obligations upon exercise to increase to a level that is higher than the option premium the Fund received. The Fund will sell a call option only if the obligation taken on by the sale of the call is "covered," either 1) by owning the underlying security or (for an option on a stock index) by holding a portfolio of securities substantially replicating the movement of the index, 2) by maintaining cash equal to the current market price of the security or index, 3) by owning another call option on the same underlying security or index with the same or a later expiration date and the same or a lower strike price, or 4) by owning another call option on the same underlying security or index with the same or a later expiration date and a higher strike price in addition to cash equal to the difference between the strike price of the sold call and the strike price of the purchased call.

      When the Fund buys a put option on a security or an index, it has the right to receive a payment based on any depreciation in the value of the security or index below the exercise price. The Fund will profit on the overall position if a decrease in the value of the security or index causes the option to increase in value to a level that is higher than the option premium the Fund paid. When the Fund writes (sells) put options, the Fund receives the option premium, but will lose money if a decrease in the value of the security or index causes the Fund's costs to cover its obligations upon exercise to increase to a level that is higher than the option premium the Fund received. The Fund will sell a put option only if the obligation taken on by the sale of the put is "covered," either 1) by maintaining cash equal to the amount necessary to purchase the underlying security if exercised, 2) by owning another put option with the same or a later expiration date and the same or a higher strike price, or 3) by owning another put option with the same or a later expiration date and a lower strike price in addition to cash equal to the difference between the strike price of the sold put and the strike price of the purchased put.

      NON-PRINCIPAL STRATEGIES

      The investment objective of the Fund may be changed without shareholder approval upon at least 60 days' prior written notice to shareholders.

      From time to time, the Fund may take temporary defensive positions in attempting to respond to adverse market, economic, political or other conditions. For example, the Fund may hold up to 100% of its assets in securities of money market funds, money market instruments, or short-term U.S. Government securities. If the Fund invests in shares of a money market fund, the shareholders of the Fund generally will be subject to duplicative management fees. As a result of engaging in these temporary measures, the Fund may not achieve its investment objective. The Fund may also invest in such instruments at any time to maintain liquidity or pending selection of investments in accordance with its investment strategies.

                                HOW TO BUY SHARES

Initial Purchase

      To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. This means that when you open an account, we will ask for your name, address, date of birth, and other information that will allow us to identify you. We may also ask for other identifying documents or information.

      The minimum initial investment in the shares of the Fund is $2,500, and subsequent investments are subject to a minimum of $100. The advisor may, in its sole discretion, waive the investment minimums for existing clients of the advisor and other related parties, and in certain other circumstances. If your investment is aggregated into an omnibus account established by an investment advisor, broker or other financial intermediary, the account minimums apply to the omnibus account, not to your individual investment. If you purchase or redeem shares through a broker-dealer or another intermediary, you may be charged a fee by that intermediary.


      By Mail - To be in proper form, your initial purchase request must include:


      o a completed and signed investment application form (which accompanies this Prospectus); and

      o     a check (subject to the minimum amounts) made payable to the Fund.


Mail the application and check to:

U.S. Mail:      Chinook Emerging Growth Fund
                c/o Unified Fund Services, Inc.
                P.O. Box 6110
                Indianapolis, Indiana 46206-6110

Overnight:      Chinook Emerging Growth Fund
                c/o Unified Fund Services, Inc.
                431 North Pennsylvania Street
                Indianapolis, Indiana 46204


      By Wire - You may also purchase shares of the Fund by wiring federal funds from your bank, which may charge you a fee for doing so. To wire money, you must call Shareholder Services at (800) 440-6895 to obtain instruction on how to set up your account and to obtain an account number.


      You must provide a signed application to Unified Fund Services, Inc., at the above address in order to complete your initial wire purchase. Wire orders will be accepted only on a day on which the Fund, its custodian and its transfer agent are open for business. A wire purchase will not be considered made until the wired money is received and the purchase is accepted by the Fund. Any delays which may occur in wiring money, including delays which may occur in processing by the banks, are not the responsibility of the Fund or the transfer agent. There is presently no fee for the receipt of wired funds, but the Fund may charge shareholders for this service in the future.

Additional Investments


      You may purchase additional shares of the Fund at any time (subject to the minimum investment requirement) by mail, wire or automatic investment. Each additional mail purchase request must contain:


      -your name

      -the name of your account(s)

      -your account number(s)

      -a check made payable to "Chinook Emerging Growth Fund"

      Checks should be sent to the Fund at the address listed under the heading "How To Buy Shares - By Mail" in this prospectus. A bank wire should be sent as outlined under the heading "How to Buy Shares - By Wire" in this prospectus.

Automatic Investment Plan

      You may make regular investments in the Fund with an Automatic Investment Plan by completing the appropriate section of the account application and attaching a voided personal check. Investments may be made monthly to allow dollar-cost averaging by automatically deducting $100 or more from your bank checking account. You may change the amount of your monthly purchase at any time. If an Automatic Investment Plan purchase is rejected by your bank, your shareholder account will be charged a fee to defray bank charges.

Tax Sheltered Retirement Plans

      Since the Fund is oriented to long-term investments, the Fund may be an appropriate investment medium for tax-sheltered retirement plans, including: individual retirement plans (IRAs); simplified employee pensions (SEPs); 401(k) plans; qualified corporate pension and profit-sharing plans (for employees); tax-deferred investment plans (for employees of public school systems and certain types of charitable organizations); and other qualified retirement plans. You should contact the Fund's transfer agent for the procedure to open an IRA or SEP plan, as well as more specific information regarding these retirement plan options. Please consult with an attorney or tax advisor regarding these plans. You must pay custodial fees for your IRA by redemption of sufficient shares of the Fund from the IRA unless you pay the fees directly to the IRA custodian. Call the Fund's transfer agent about the IRA custodial fees.

Distribution Plan


      The Fund has adopted a distribution plan in accordance with Rule 12b-1 under the Investment Company Act of 1940. Under the plan, the Fund can pay a fee of up to 0.25% of the average daily net assets of the Fund to the advisor or any bank, broker-dealer or other financial institution that assists the Fund in the sale and distribution of its shares or that provides shareholder services to help defray the cost of servicing such shareholders. The plan has not yet been activated and, therefore, no fees were accrued or paid to the advisor pursuant to the plan for the fiscal period ended November 30, 2005. Because these fees are an ongoing expense, over time they reduce the net investment results of the Fund, and may cost you more than paying other types of sales charges.

Other Purchase Information


      The Fund may limit the amount of purchases and refuse to sell shares to any person. If your check or wire does not clear, you will be responsible for any loss incurred by the Fund. You may be prohibited or restricted from making future purchases in the Fund. Checks must be made payable to the Fund. The Fund and its transfer agent may refuse any purchase order for any reason. Cash, third party checks (except for properly endorsed IRA rollover checks), counter checks, starter checks, traveler's checks, money orders, credit card checks, and checks drawn on non-U.S. financial institutions will not be accepted. Cashier's checks and bank official checks may be accepted in amounts greater than $10,000. In such cases, a fifteen (15) business day hold will be applied to the funds (which means that you may not redeem your shares until the holding period has expired). Signature guarantee stamps may be required on identification documentation. All documentation requiring a signature guarantee stamp must utilize a New Technology Medallion stamp, generally available from the bank where you maintain a checking or savings account.


      The Fund has authorized certain broker-dealers and other financial institutions (including their designated intermediaries) to accept on its behalf purchase and sell orders. The Fund is deemed to have received an order when the authorized person or designee accepts the order, and the order is processed at the net asset value next calculated thereafter. It is the responsibility of the broker-dealer or other financial institution to transmit orders promptly to the Fund's transfer agent.

                              HOW TO REDEEM SHARES

      You may receive redemption payments by check or federal wire transfer. The proceeds may be more or less than the purchase price of your shares, depending on the market value of the Fund's securities at the time of your redemption. A wire transfer fee of $15.00 is charged to defray custodial charges for redemptions paid by wire transfer. This fee is subject to change. Any charges for wire redemptions will be deducted from your Fund account by redemption of shares. The Fund does not intend to redeem shares in any form except cash. However, if the amount you are redeeming is over the lesser of $250,000 or 1% of the Fund's net asset value, the Fund has the right to redeem your shares by giving you the amount that exceeds $250,000 or 1% of the Fund's net asset value in securities instead of cash. In the event that an in-kind distribution is made, a shareholder may incur additional expenses, such as the payment of brokerage commissions, on the sale or other disposition of the securities received from the Fund. If you redeem your shares through a broker-dealer or other institution, you may be charged a fee by that institution.

By Mail - You may redeem any part of your account in the Fund at no charge by mail (other than short-term redemption fees, if applicable). Your request should be addressed to:


U.S. Mail:      Chinook Emerging Growth Fund
                c/o Unified Fund Services, Inc.
                P.O. Box 6110
                Indianapolis, Indiana 46206-6110

Overnight:      Chinook Emerging Growth Fund
                c/o Unified Fund Services, Inc.
                431 North Pennsylvania Street
                Indianapolis, Indiana 46204


      Your request for a redemption must include your letter of instruction, including the Fund's name, your account number, account name(s), address, and the dollar amount or number of shares you wish to redeem. Requests to sell shares that are received in good order are processed at the net asset value next calculated after we receive your order in proper order. To be in proper order, your request must be signed by all registered share owner(s) in the exact name(s) and any special capacity in which they are registered. The Fund may require that signatures be guaranteed if you request the redemption check be made payable to any person other than the shareholder(s) of record or mailed to an address other than the address of record, or if the mailing address has been changed within 30 days of the redemption request, or prevent other unauthorized account transfers or redemptions. Signature guarantees are for the protection of shareholders. All redemptions requiring a signature guarantee must utilize a New Technology Medallion stamp, generally available from the bank where you maintain your checking or savings account. Please call Shareholder Services at (800) 440-6895 if you have questions. At the discretion of the Fund or its transfer agent, a shareholder, prior to redemption, may be required to furnish additional legal documents to insure proper authorization.

      By Telephone - You may redeem any part of your account in the Fund by calling Shareholder Services at (800) 440-6895. You must first complete the Optional Telephone Redemption and Exchange section of the investment application to institute this option. The Fund, the transfer agent and the custodian are not liable for following redemption or exchange instructions communicated by telephone to the extent that they reasonably believe the telephone instructions to be genuine. However, if they do not employ reasonable procedures to confirm that telephone instructions are genuine, they may be liable for any losses due to unauthorized or fraudulent instructions. Procedures employed may include recording telephone instructions and requiring a form of personal identification from the caller.


      The Fund or the transfer agent may terminate the telephone redemption procedures at any time. During periods of extreme market activity, it is possible that shareholders may encounter some difficulty in telephoning the Fund, although neither the Fund nor the transfer agent has ever experienced difficulties in receiving and, in a timely fashion, responding to telephone requests for redemptions or exchanges. If you are unable to reach the Fund by telephone, you may request a redemption or exchange by mail.

      Additional Information - If you are not certain of the requirements for a redemption please call Shareholder Services at (800) 440-6895. Redemptions specifying a certain date or share price cannot be accepted and will be returned. You will be mailed the proceeds on or before the fifth business day following the redemption. However, payment for redemption made against shares purchased by check will be made only after the check has been collected, which normally may take up to fifteen calendar days. Also, when the New York Stock Exchange is closed (or when trading is restricted) for any reason other than its customary weekend or holiday closing, or under any emergency circumstances (as determined by the Securities and Exchange Commission) the Fund may suspend redemptions or postpone payment dates. You may be assessed a fee if the Fund incurs bank charges because you direct the Fund to re-issue a redemption check.


      Because the Fund incurs certain fixed costs in maintaining shareholder accounts, the Fund may require you to redeem all of your shares in the Fund on 30 days' written notice if the value of your shares in the Fund is less than $2,500 due to redemptions, or such other minimum amount as the Fund may determine from time to time. You may increase the value of your shares in the Fund to the minimum amount within the 30-day period. All shares of the Fund are also subject to involuntary redemption if the Board of Trustees determines to liquidate the Fund. An involuntary redemption will create a capital gain or capital loss which may have tax consequences about which you should consult your tax advisor.


      Fund Policy on Market Timing. The Fund discourages market timing. Market timing is an investment strategy using frequent purchases, redemptions and/or exchanges in an attempt to profit from short-term market movements. Market timing may result in dilution of the value of Fund shares held by long-term shareholders, disrupt portfolio management and increase Fund expenses for all shareholders. The Board of Trustees has adopted a redemption policy to discourage short-term traders and/or market timers from investing in the Fund. A 1.00% short-term redemption fee will be assessed against gross investment proceeds withdrawn within 30 calendar days of investment. Fund shares received from reinvested distributions or capital gains are not subject to the redemption fee. After excluding any shares that are associated with reinvested distributions from the redemption fee calculation, the Fund uses a "first-in, first-out" method to determine the 30-day holding period. Thus, if you bought shares on different days, the shares purchased first will be redeemed first for purposes of determining whether the redemption fee applies. The proceeds collected from redemption fees will be used for the benefit of existing shareholders.

      If you invest in the Fund through a bank, broker-dealer, 401(k) plan, financial advisor or financial supermarket ("Financial Intermediary"), the Financial Intermediary may, in lieu of charging the redemption fee set forth in this Prospectus, enforce its own market timing policy. "Omnibus accounts" that include multiple customers of the Financial Intermediary also will be exempt from the redemption fee if the Financial Intermediary does not track and/or process redemption fees. Additionally, the transfer of shares from one retirement account to another, accounts participating in a wrap fee program and redemptions caused by decisions of employer-sponsored retirement plans may be exempt from the redemption fee. Redemption fees may be waived for mandatory retirement withdrawals, systematic withdrawals, redemptions made to pay for various administrative fees and, at the sole discretion of the Fund's advisor, due to changes in an investor's circumstances, such as death. No exceptions will be granted to persons believed to be "market-timers."

      While the Fund attempts to deter market timing, there is no assurance that the Fund will be able to identify and eliminate all market timers. For example, omnibus accounts typically provide the Fund with a net purchase or redemption request on any given day where purchasers of Fund shares and redeemers of Fund shares are netted against one another and the identity of individual purchasers and redeemers whose orders are aggregated is not known by the Fund. The netting effect often makes it more difficult to apply redemption fees, and there can be no assurance that the Fund will be able to apply the fee to such accounts in an effective manner. In addition to the redemption fee, the Fund reserves the right to reject any purchase order for any reason, including purchase orders that it does not think are in the best interest of the Fund or its shareholders, or if the Fund thinks that trading is abusive. The Fund has not entered into any arrangements with any person to permit frequent purchases and redemptions of Fund shares.


                        DETERMINATION OF NET ASSET VALUE


      The price you pay for your shares is based on the Fund's net asset value per share ("NAV"). The Fund's NAV is calculated at the close of trading (normally 4:00 p.m. Eastern time) on each day the New York Stock Exchange is open for business (the Stock Exchange is closed on weekends, most Federal holidays and Good Friday). The Fund's NAV is calculated by dividing the value of the total assets of the Fund (including interest and dividends accrued but not yet received) minus liabilities (including accrued expenses) by the total number of shares outstanding. Requests to purchase and sell shares are processed at the NAV next calculated after we receive your order in proper form.

      The Fund's assets generally are valued at their market value. If market prices are not available (including when they are not reliable), or if an event occurs after the close of the trading market but before the calculation of the NAV that materially affects the values, assets may be valued by the Fund's advisor at their fair value, according to procedures approved by the Board of Trustees. When pricing securities using the fair value guidelines adopted by the Board of Trustees, the Fund's advisor seeks to assign the value that represents the amount that the Fund might reasonably expect to receive upon a current sale of the securities. However, given the subjectivity inherent in fair valuation and the fact that events could occur after NAV calculation, the actual market prices for a security may differ from the fair value of that security as determined by the Fund's advisor at the time of NAV calculation. Thus, discrepancies between fair values and actual market prices may occur on a regular and recurring basis. These discrepancies do not necessarily indicate that the advisor's fair value methodology is inappropriate. The Fund's advisor will adjust the fair values assigned to securities in the Fund's portfolio, to the extent necessary, as soon as market prices become available. The advisor continually monitors and evaluates the appropriateness of its fair value methodologies through systematic comparisons of fair values to the actual next available market prices of securities contained in the Fund's portfolio.

                       DIVIDENDS, DISTRIBUTIONS AND TAXES

      Dividends and Distributions. The Fund typically distributes substantially all of its net investment income in the form of dividends and taxable capital gains to its shareholders. These distributions are automatically reinvested in the Fund unless you request cash distributions on your application or through a written request.


      Taxes. Investment income distributed by the Fund generally will consist of interest income and dividends received on investments, less expenses. The dividends you receive, whether or not reinvested, will be taxed as ordinary income, except as described in the table below. Dividends normally will be distributed by the Fund on an annual basis.


      The Fund will distribute net capital gains to its shareholders normally once a year. Capital gains are generated when the Fund sells its assets for a profit. Capital gains are taxed differently depending on how long the Fund has held the asset sold. Distributions of gains recognized on the sale of assets held for one year or less are taxed at ordinary income rates; distributions of gains recognized on the sale of assets held longer than one year are taxed at lower long-term capital gains rates. If the Fund distributes an amount exceeding its income and gains, this excess will generally be treated as a non-taxable return of capital.

      Unless you indicate another option on your account application, any dividends and capital gain distributions paid to you by the Fund automatically will be invested in additional Fund shares. Alternatively, you may elect to have: (1) dividends paid to you in cash and the amount of any capital gain distributions reinvested; or (2) the full amount of any dividends and capital gain distributions paid to you in cash.

      You may want to avoid making a substantial investment when the Fund is about to make a taxable distribution because you would be responsible for any taxes on the distribution regardless of how long you have owned your shares.

      Selling shares (including redemptions) and receiving distributions (whether reinvested or taken in cash) usually are taxable events to the Fund's shareholders. These transactions typically create the tax liabilities described in the chart below for taxable accounts.

Summary of Certain Federal Income Tax Consequences for Taxable Accounts


      The following discussion reflects the enactment of the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the "2003 Tax Act").


Type of Transaction                             Tax Status
-------------------                             ----------
Qualified dividend income                       Generally maximum 15% on non-corporate taxpayers

Net short-term capital gain distributions       Ordinary income rate

Net long-term capital gain distributions        Generally maximum 15% on non-corporate
                                                taxpayers*

Sales of shares
(including redemptions) owned                   Gains taxed at generally maximum 15%
more than one year                              on non-corporate taxpayers*

Sales of shares
(including redemptions) owned                   Gains are taxed at the same rate as ordinary
for one year or less                            income; losses are subject to special rules

                                                *For gains realized between May 6, 2003 and
                                                December 31, 2008.

      Under the 2003 Tax Act, effective for taxable years after December 31, 2002 through December 31, 2008, designated income dividends paid by the Fund to non-corporate shareholders generally will qualify for a maximum federal income tax rate of 15% to the extent such income dividends are attributable to qualified dividend income from the Fund's investment in common and preferred stock of U.S. and foreign corporations, provided that certain holding period and other requirements are met. However, to the extent that the Fund has ordinary income from the investments in debt securities, for example, such as interest income, income dividends paid by the Fund and attributable to that income will not qualify for the reduced tax rate.

      If shares of the Fund are purchased within 30 days before or after redeeming other shares of the Fund at a loss, all or a portion of that loss will not be deductible and will increase the basis of the newly purchased shares. If shares of the Fund are sold at a loss after being held by a shareholder for six months or less, the loss will be long-term, instead of short-term, capital loss to the extent of any capital gain distributions received on the shares.


      If you are a non-corporate shareholder and if the Fund does not have your correct social security or other taxpayer identification number, federal law requires us to withhold and pay to the Internal Revenue Service 28% of your distributions and sales proceeds. If you are subject to back up withholding, we also will withhold and pay to the IRS 28% of your distributions (under current law). Any tax withheld may be applied against the tax liability on your federal income tax return.


      Because your tax situation is unique, you should consult your tax professional about federal, state and local tax consequences.

                             MANAGEMENT OF THE FUND


      Chinook Capital Management, LLC, 4380 SW Macadam Ave., Suite 250, Portland, OR 97239, serves as investment advisor to the Fund. The advisor has been providing portfolio management services to separately managed equity, fixed income and balanced portfolios of high net worth clients, pension plans, trusts, and other institutional investors since 1977. As of February 28, 2006, the advisor managed approximately $228 million in assets. The advisor is 100% employee-owned. The Fund is the first mutual fund managed by the advisor.

      For its advisory services, the advisor is paid a fee at the annual rate of 1.35% for the first $50 million of the average daily net assets of the Fund, 1.25% for $50,000,001 to $150 million, 1.15% for $150,000,001 to $250 million and 1.00% for assets over $250 million. The advisor contractually has agreed to waive its fee and, to the extent necessary, reimburse the Fund's expenses so that its total annual operating expenses, excluding 12b-1 fees, if any, brokerage fees and commissions, borrowing costs (such as interest and dividend expenses on securities sold short), taxes and extraordinary expenses, do not exceed 1.85% of the average daily net assets of the Fund, through November 30, 2006. For the fiscal year ended November 30, 2005, the advisor received management fees at the annual rate of 0.56% of the average daily net asset of the Fund (net of fee waiver and reimbursements).

      A discussion of the factors that the Board considered in approving the Fund's management agreement is included in the Fund's annual or semi-annual report, as applicable.

      Portfolio Managers. The investment decisions for the Fund are made by Gregory Houser, Lantz Stringham and Grant Brown. Lantz Stringham and Grant Brown handle day-to-day research, operations and trading for the Fund, while Greg Houser sets the overall investment strategy for the Fund and maintains ultimate authority with respect to the Fund's investment decisions.


      Greg Houser, Chief Investment Officer of the advisor, has 33 years of investment experience and guides the overall investment strategy of the advisor. Greg holds the Chartered Financial Analyst designation and received a bachelor's degree in Business Administration from the University of Oregon in 1970 and an MBA in Finance from the University of California at Los Angeles in 1971. Greg has directed the advisor's emerging growth investment program since 1997.


      Lantz Stringham serves as senior equity analyst for the advisor and has 10 years' experience as an investment professional. Lantz joined the advisor in October 2002 from RedChip Review, where he was a senior equity analyst concentrating on small- and micro-cap equity research from 1999 to 2002. Lantz received a bachelor's degree in Finance from the University of Utah in 1995 and obtained his Chartered Financial Analyst designation in 2000.

      Grant Brown has served as an equity analyst for the advisor since July 2004. Prior to joining the advisor, Grant was an analyst at Ascend Capital, a $1.1 billion hedge fund headquartered in San Francisco, from 2001 to 2004, where he concentrated in the technology and healthcare sectors. Prior to that time, Grant was an analyst at Credit Suisse First Boston with the mergers and acquisition group. Grant received a bachelor's degree in Industrial Engineering from Stanford University and is a Level III candidate for the Chartered Financial Analyst designation.

      The Fund's Statement of Additional Information provides the following additional information about the Fund's portfolio managers: (i) compensation structure, (ii) a description of other accounts managed by each portfolio manager, and (iii) each portfolio managers' ownership of shares of the Fund.

                              FINANCIAL HIGHLIGHTS

      The financial highlights table is intended to help you understand the Fund's financial performance for the period March 30, 2005 (commencement of investment operations) through November 30, 2005. The total returns in the table represent the rate that you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by the Fund's independent registered public accounting firm, Cohen McCurdy, Ltd., whose reports, along with the Fund's financial statements, are included in the Fund's Annual Report, which is available upon request and without charge.

(For a share outstanding during the period)

                                                                Period Ended
                                                                November 30,
                                                                   2005(a)
                                                                ------------

Selected Per Share Data:
Net asset value, beginning of period                             $    10.00
                                                                 ----------
Income from investment operations:
  Net investment income (loss)                                        (0.12)
  Net realized and unrealized gain on investments                      2.22
                                                                 ----------
Total from investment operations                                       2.10
                                                                 ----------
Net asset value, end of period                                   $    12.10
                                                                 ==========

Total Return (b)                                                      21.00% (c)

Ratios and Supplemental Data:
Net assets, end of period (000)                                  $   15,961
Ratio of expenses to average net assets                                1.85% (d)
Ratio of expenses to average net assets before
   reimbursement                                                       2.37% (d)
Ratio of net investment income to average net
   assets                                                             (1.58)%(d)
Ratio of net investment income to average net
   assets before reimbursement                                        (2.10)%(d)
Portfolio turnover rate                                               85.33%

(a) For the period March 30, 2005 (the date the Fund commenced operations) through November 30, 2005.

(b) Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.

(c)   Not annualized.

(d)   Annualized.

                                 PRIVACY POLICY

      The following is a description of the Fund's policies regarding disclosure of nonpublic personal information that you provide to the Fund or that the Fund collects from other sources. In the event that you hold shares of the Fund through a broker-dealer or other financial intermediary, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared with nonaffiliated third parties.

      Categories of Information the Fund Collects. The Fund collects the following nonpublic personal information about you:

o Information the Fund receives from you on applications or other forms, correspondence, or conversations (such as your name, address, phone number, social security number, and date of birth); and

o Information about your transactions with the Fund, its affiliates, or others (such as your account number and balance, payment history, cost basis information, and other financial information).

      Categories of Information the Fund Discloses. The Fund does not disclose any nonpublic personal information about its current or former shareholders to unaffiliated third parties, except as required or permitted by law. The Fund is permitted by law to disclose all of the information it collects, as described above, to its service providers (such as the Fund's custodian, administrator, transfer agent, accountant and legal counsel) to process your transactions and otherwise provide services to you.

      Confidentiality and Security. The Fund restricts access to your nonpublic personal information to those persons who require such information to provide products or services to you. The Fund maintains physical, electronic, and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

                              FOR MORE INFORMATION


You can find additional information about the Fund in the following documents:

      Annual and Semi Annual Reports: While the Prospectus describes the Fund's potential investments, the Annual and Semi Annual Reports detail the Fund's actual investments as of their report dates. The reports include a discussion by Fund management of recent market conditions, economic trends, and investment strategies that significantly affected Fund performance during the reporting period.

      Statement of Additional Information (SAI): The Statement of Additional Information ("SAI") supplements the Prospectus and contains detailed information about the Fund and its investment restrictions, risks and policies and operations, including the Fund's policies and procedures relating to the disclosure of portfolio holdings by the Fund's affiliates. A current SAI for the Fund is on file with the Securities and Exchange Commission and is incorporated into this prospectus by reference, which means it is considered part of this Prospectus.

      You can get free copies of the current SAI and, when available, the Fund's Annual and Semi Annual Reports, by contacting Shareholder Services at (800) 440-6895. You may also request other information about the Fund and make shareholder inquiries. Alternatively, the Fund's SAI and Annual and Semi Annual reports will also be made available, free of charge, at the Fund's Internet site at www.chinookfunds.com.

      You may review and copy information about the Fund (including the SAI and other reports) at the Securities and Exchange Commission ("SEC") Public Reference Room in Washington, D.C. Call the SEC at 1-202-942-8090 for room hours and operation. You may also obtain reports and other information about the Fund on the EDGAR Database on the SEC's Internet site at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-0109.

                           Leader Short-Term Bond Fund

                                   PROSPECTUS


                                 March 31, 2006


121 SW Morrison St., Suite 425
Portland, OR  97204
(800) 711-9164
www.leadercapital.com



      The Securities and Exchange Commission has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

                                TABLE OF CONTENTS

                                                                            PAGE

RISK/RETURN SUMMARY ................................................           1

FEES AND EXPENSES OF INVESTING IN THE FUND .........................           6

HOW TO BUY SHARES ..................................................           6

SALES CHARGES ......................................................           8

SALES CHARGE REDUCTION AND WAIVERS .................................           8

HOW TO REDEEM SHARES ...............................................          11

DETERMINATION OF NET ASSET VALUE ...................................          13

DIVIDENDS, DISTRIBUTIONS AND TAXES .................................          13

MANAGEMENT OF THE FUND .............................................          15

PRIVACY POLICY .....................................................          17

FOR MORE INFORMATION ...............................................  BACK COVER

                               RISK/RETURN SUMMARY

Investment Objective

      The primary investment objective of the Leader Short-Term Bond Fund (the "Fund") is to deliver a high level of current income, with a secondary objective of capital appreciation.

Principal Strategies


      The Fund expects to achieve its objectives by investing in a portfolio of investment grade and non-investment grade debt securities. The Fund's advisor, Leader Capital Corporation, will seek to manage volatility by investing in short-term bonds, with lower interest rate risk. The Fund invests primarily in a broad range of short-term, lower quality, high yield bonds of corporate issuers. Fixed income securities in which the Fund may invest include foreign (including foreign government) and domestic bonds, notes, corporate debt, government securities, and municipal securities. The Fund's average effective maturity will normally be three years or less. The Fund also may hold cash or cash equivalents and it may enter into repurchase agreements. The Fund's advisor utilizes a fundamental top-down analysis. The advisor analyzes the economy, interest rate cycles, the supply and demand for credit, and the characteristics of individual securities in making investment selections. The advisor utilizes an active trading strategy.

      Under normal circumstances, the Fund will invest at least 80% of its assets in short-term debt securities. This policy may not be changed without at least 60 days advance notice to shareholders in writing. For this purpose, short-term debt securities in which the Fund may invest include fixed, variable and floating rate debt securities with maturities or interest rate re-sets of three years or less, money market mutual funds and auction rate securities ("ARS"). The Fund may invest up to 100% of its assets in lower quality, high yield bonds rated BB to C by S&P's Ratings Group, or Ba to C by Moody's Investors Service or, if unrated, as determined by the advisor to be of comparable quality. The Fund also may invest in bonds with the potential for capital appreciation by purchasing these bonds at a larger discount from par value. The Fund may invest up to 20% of its assets, determined at the time of investment, in foreign fixed income securities, including foreign government securities and American Depository Receipts ("ADRs"). The Fund may use options for hedging purposes, to manage the Fund's portfolio for investment risk or for liquidity. The Fund may invest up to 20% of its assets in cash, cash equivalents, fixed income securities other than as described above, including long- or intermediate debt securities or high quality, short-term debt securities issued by corporations, financial institutions, or the U.S. Government (including STRIPS (Separate Trading of Registered Interest and Principal of Securities)), ARS and money market investments. STRIPS are a type of security issued by the U.S. Treasury Department as zero-coupon bonds, and are offered in a wide range of maturities in minimum denominations of $1,000. Investors purchase STRIPS at a substantial discount and redeem them upon maturity for their par value. ARS are long-term, variable rate bonds tied to short-term interest rates, whose rates are reset at short-term intervals. ARS are priced and traded as short-term instruments because of this interest rate reset and, as a result, the advisor considers investing in ARS to be a cash management technique.


      By keeping some cash or cash equivalents, the Fund may be able to avoid realizing gains and losses from selling investments when there are shareholder redemptions. However, the Fund may have difficulty meeting its investment objective when holding a significant cash position.

      The advisor will consider a floating- or variable-rate security to have a maturity equal to its stated maturity (or redemption date if it has been called for redemption), except that it may consider (1) variable-rate securities to have a maturity equal to the period remaining until the next readjustment in the interest rate, unless subject to a demand feature, (2) variable-rate securities subject to a demand feature to have a remaining maturity equal to the longer of
(a) the next readjustment in the interest rate or (b) the period remaining until the principal can be recovered through demand, and (3) floating-rate securities subject to a demand feature to have a maturity equal to the period remaining until the principal can be recovered through demand. Variable- and floating-rate securities generally are subject to less principal fluctuation than securities without these attributes.

      The advisor may sell a security if its value becomes unattractive, such as when its fundamentals deteriorate or when other investment opportunities exist that may have more attractive yields.

Principal Risks of Investing in the Fund


      o Interest Rate Risk. The value of the Fund may fluctuate based on changes in interest rates and market conditions. As interest rates rise, the value of income producing instruments may decrease. This risk increases as the term of the note increases. Income earned on floating or variable rate securities will vary as interest rates decrease or increase. Variable and floating-rate securities generally are less susceptible to interest rates than fixed-rate obligations. However, the interest rates on variable rate securities, as well as certain floating-rate securities whose interest rates are reset only periodically, can fluctuate in value as a result of interest rate changes when there is an imperfect correlation between the interest rates on the securities and prevailing market interest rates.


      o Credit Risk. The issuer of a fixed income security may not be able to make interest or principal payments when due. Generally, the lower the credit rating of a security, the greater the risk that the issuer will default on its obligation. Credit risks associated with ARS mirror those of other bond issues in terms of default risk associated with the issuers. Because ARS do not carry a put feature allowing the bondholder to require the purchase of the bonds by the issuer or a third party, they are very sensitive to changes in credit ratings and normally require the highest ratings (e.g. AAA/Aaa) to make them marketable.

      o High Yield Bond Risk. Lower-quality bonds, known as high yield bonds or "junk bonds," present a significant risk for loss of principal and interest. These bonds offer the potential for higher return, but also involve greater risk than bonds of higher quality, including an increased possibility that the bond's issuer, obligor or guarantor may not be able to make its payments of interest and principal (credit quality risk). If that happens, the value of the bond may decrease, and the Fund's share price may decrease and its income distribution may be reduced. An economic downturn or period of rising interest rates (interest rate risk) could adversely affect the market for these bonds and reduce the Fund's ability to sell its bonds (liquidity risk). The lack of a liquid market for these bonds could decrease the Fund's share price.

      o Management Risk. The strategy used by the advisor may fail to produce the intended results.

      o Active Trading Risk. The advisor's active trading strategy may increase the Fund's costs and reduce the Fund's performance.

      o Foreign Risk. Foreign investments involve additional risks not typically associated with investing in U.S. Government securities and/or securities of domestic companies, including currency rate fluctuations, political and economic instability, differences in financial reporting standards, and less strict regulation of securities markets. Securities subject to these risks may be less liquid than those that are not subject to these risks.

      o Derivatives Risk. When writing put and call options, the Fund is exposed to declines in the value of the underlying asset against which the option was written. To the extent required, the Fund will cover the financial exposure created by writing put and call options either by purchasing or selling offsetting options or futures or designating liquid assets to cover such financial exposure. When purchasing options, the Fund is exposed to the potential loss of the option purchase price. Derivatives may be illiquid and the market for derivatives is largely unregulated. The use of derivatives may not always be a successful strategy and using them could lower the Fund's return.

      o Legislative Change Risk. Municipal securities are subject to the risk that legislative changes and local and business developments may adversely affect the yield or value of the Fund's investments in such securities.

      o Government Securities Risk. It is possible that the U.S. government would not provide financial support to its agencies or instrumentalities if it is not required to do so by law. If a U.S. Government agency or instrumentality in which the Fund invests defaults and the U.S. Government does not stand behind the obligation, the Fund's share price or yield could fall. Securities of U.S. Government sponsored entities, such as Freddie Mac or Fannie Mae, are neither issued nor guaranteed by the U.S. Government. The U.S. Government's guarantee of ultimate payment of principal and timely payment of interest of the U.S. Government securities owned by the Fund does not imply that the Fund's shares are guaranteed by the Federal Deposit Insurance Corporation or any other government agency, or that the price of the Fund's shares will not fluctuate.

      o The Fund is not a complete investment program. As with any mutual fund investment, the Fund's returns will vary and you could lose money.

Is the Fund right for you?

      The Fund may be suitable for:


      o     Long-term investors seeking a high level of current income


      o Investors willing to accept price and return fluctuations associated with lower quality investments

      o Investors seeking to diversify their holdings with a portfolio consisting primarily of short-term fixed income securities

      o     Investors seeking to reduce their portfolio's interest rate risk.

General

      The investment objective of the Fund may be changed without shareholder approval.

      From time to time, the Fund may take temporary defensive positions that are inconsistent with the Fund's principal investment strategies, in attempting to respond to adverse market, economic, political or other conditions. For example, the Fund may hold up to 100% of its assets in cash, short-term U.S. government securities, money market instruments, exchange-traded funds, ARS, investment grade fixed income securities, or repurchase agreements. The Fund may also invest in such instruments at any time to maintain liquidity or pending selection of investments in accordance with its investment strategies. As a result of engaging in these temporary measures, the Fund may not achieve its investment objective.


      A security's credit quality rating is determined at the time of investment through credit research and analysis and, where available, credit ratings by nationally recognized statistical rating organizations ("NRSROs"). When the advisor determines whether a security is in a specific rating category, the lowest rating may be used. If a security is not rated by an NRSRO, the advisor uses internal credit research and analysis to rate the security. Investments in lower-quality securities, particularly those that are not rated, depend more on the advisor's internal analysis than higher quality securities.

      The Fund may retain lower quality securities that are downgraded after the Fund's investment. Lower quality securities involve greater risks, including the possibility of default or bankruptcy by the issuer, obligor or guarantor. Also, lower quality securities are less liquid, meaning they may be harder to sell than comparable securities of higher quality because the demand for them may be lower and there may be fewer potential buyers, and they have a higher risk of becoming illiquid. This lack of liquidity may lower the value of these investments, and your investment in the Fund.

How has the Fund performed in the past?

      The Fund commenced operations on July 14, 2005. The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the performance of the advisor's short-term bond composite and by comparing its performance with a broad measure of market performance. The performance shown is the performance of all the advisor's fully discretionary private accounts over $10,000 managed using the same investment strategies that the advisor will use to manage the Fund. The exclusion of accounts below this minimum amount would not make the composite performance shown materially misleading. Accounts included in the composite have substantially similar investment objectives, policies and strategies to those of the Fund. These returns are compared to indices that are broad measures of market performance. The returns are calculated by the advisor based on total return, including gains or losses plus income, after deducting all costs and management fees incurred by the accounts, and include reinvested dividends. The expenses of the advisor's private accounts are lower than the expenses for the Fund and, as a result, the performance shown would be lower if the private accounts were subject to the higher expenses of the Fund. The advisor has calculated this performance using a calculation other than the standard SEC calculation required for mutual funds. The private accounts are not subject to certain investment limitations, diversification requirements, and other restrictions imposed by the Investment Company Act of 1940, as amended, and the Internal Revenue Code of 1986, as amended, and, if applicable, such limitations, requirements, and restrictions might have adversely effected the performance results of the composite. Past performance of this composite is not necessarily indicative of the Fund's future results.

                        Year-by-Year Annual Total Return
                     Of Advisor's Short-Term Bond Composite
                       (For the years ended December 31st)

[The following data represents the bar chart depicted in the printed material.]

                   39.84%      7.03%       16.85%      16.92%
                    2001        2002        2003        2004

            During the period shown, the highest return for a quarter was 20.73% (2nd quarter, 2001); and the lowest return was -5.93% (2nd quarter, 2002).


                          AVERAGE ANNUAL TOTAL RETURNS
                    FOR THE PERIODS ENDED DECEMBER 31st, 2005

=========================================================================================
                                        Past 1 Year     Past 3 Years    Since Inception
                                                                       (November 2, 2000)
-----------------------------------------------------------------------------------------
   Leader Short-Term Bond Composite        16.92%         13.53%             18.50%
-----------------------------------------------------------------------------------------
       Lehman Brothers 1-3 Year             1.46%          3.90%              5.83%
  Government/Corporate Bond Index(1)
-----------------------------------------------------------------------------------------
           S&P 500 Index(1)                 2.06%          3.57%             -2.36%
-----------------------------------------------------------------------------------------

(1) The Lehman Brothers 1-3 Year Government/Corporate Bond Index and the S&P 500 Index are both widely recognized unmanaged benchmarks that assume reinvestment of all distributions and exclude the effect of taxes and fees.

                   FEES AND EXPENSES OF INVESTING IN THE FUND

The tables describe the fees and expenses that you would pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases(1) .....................  3.50%
Maximum Sales Charge (Load) Imposed on Reinvested Dividends .............   NONE
Maximum Deferred Sales Charge (Load)(2) .................................  1.00%
Redemption Fee(3) .......................................................   NONE
Exchange Fee ............................................................   NONE

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
Management Fees .........................................................  1.10%
Distribution (12b-1) Fees ...............................................  0.25%
Other Expenses(4) .......................................................  0.59%
Total Annual Fund Operating Expenses (Before Waiver) ....................  1.94%
Fee Waiver(5) ...........................................................  0.29%
Net Expenses ............................................................  1.65%

(1)   The sales load does not apply to purchases of $500,000 and over.

(2) A deferred sales charge of 1.00% is assessed only against shares redeemed within 1 year of purchase if those shares were purchased without an initial sales charge and a dealer concession fee was paid.

(3) A wire transfer fee of $15 is charged to defray custodial charges for redemptions paid by wire transfer. This fee is subject to change.

(4)   Based on estimated amounts.

(5) The advisor contractually has agreed to waive its fee and reimburse the Fund's expenses so that its total annual Fund operating expenses, excluding brokerage fees and commissions, 12b-1 fees, borrowing costs (such as interest and dividend expenses on securities sold short), taxes and extraordinary expenses, do not exceed 1.40% of the average daily net assets of the Fund, through June 30, 2007. The Fund's net expenses are calculated as 1.65% based on the advisor's agreement to cap expenses at 1.40%, plus the 12b-1 fee of 0.25%.

Example:

      Based on the costs above, this example helps you compare the expenses of the Fund's shares to those of other mutual funds. This example assumes the expenses above remain the same and that the expenses were maintained for one year at rates described above. It also assumes that you invested $10,000, earned 5% annual returns and reinvested all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                            1 Year            3 Years
                            ------            -------

                             $512               $911

                                HOW TO BUY SHARES

      To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. This means that when you open an account, we will ask for your name, address, date of birth, and other information that will allow us to identify you. We may also ask for other identifying documents or information.

      The minimum initial investment in the Fund is $2,500 and minimum subsequent investments are $100. The advisor may, in its sole discretion, waive these minimums for individual retirement accounts (IRAs) and in certain other circumstances. If your investment is aggregated into an omnibus account established by an investment advisor, broker or other intermediary, the account minimums apply to the omnibus account, not to your individual investment. If you choose to purchase or redeem shares directly from the Fund, you will not incur charges on purchases and redemptions. However, if you purchase or redeem shares through a broker-dealer or another intermediary, you may be charged a fee by that intermediary.

Initial Purchase

      By Mail - To be in proper form, your initial purchase request must include:

      o     a completed and signed investment application form; and
      o     a check (subject to the minimum amounts) made payable to the Fund.

Mail the completed application and check to:

U.S. Mail: Leader Short-Term Bond Fund          Overnight: Leader Short-Term Bond Fund
           c/o Unified Fund Services, Inc.                 c/o Unified Fund Services, Inc.
           P.O. Box 6110                                   431 North Pennsylvania Street
           Indianapolis, Indiana 46206-6110                Indianapolis, Indiana 46204


      By Wire - You may also purchase shares of the Fund by wiring federal funds from your bank, which may charge you a fee for doing so. To wire money, you must call Shareholder Services at (800) 711-9164 to obtain instructions on how to set up your account and to obtain an account number.


      You must provide a signed application to Unified Fund Services, Inc., at the above address in order to complete your initial wire purchase. Wire orders will be accepted only on a day on which the Fund, its custodian and its transfer agent are open for business. A wire purchase will not be considered made until the wired money is received and the purchase is accepted by the Fund. The purchase price per share will be the net asset value next determined after the wire purchase is accepted by the Fund. Any delays which may occur in wiring money, including delays which may occur in processing by the banks, are not the responsibility of the Fund or the transfer agent. There is presently no fee for the receipt of wired funds, but the Fund may charge shareholders for this service in the future.

Additional Investments

      You may purchase additional shares of the Fund at any time (subject to minimum investment requirements) by mail, wire or automatic investment. Each additional mail purchase request must contain:

      - your name
      - the name of your account(s)
      - your account number(s)
      - a check made payable to Leader Short-Term Bond Fund

Checks should be sent to the Fund at the address listed under the heading "How to Buy Shares - Initial Purchase" in this prospectus. To sent a bank wire should, follow the instruction outlined under the heading "How to Buy Shares - By Wire" in this prospectus.

Automatic Investment Plan

      You may make regular investments in the Fund with an Automatic Investment Plan by completing the appropriate section of the account application and attaching a voided personal check. Investments may be made monthly to allow dollar-cost averaging by automatically deducting $100 or more from your bank checking account. You may change the amount of your monthly purchase at any time. If an Automatic Investment Plan purchase is rejected by your bank, your shareholder account will be charged a fee to defray bank charges.

                                  SALES CHARGES

      Shares of the Fund may be purchased at the public offering price, which is the next determined net asset value ("NAV"), plus an initial sales charge of up to 3.50%. The payment of an initial sales charge means that a portion of your initial investment goes toward the sales charge. Reduction and waivers of the sales charge are available in certain circumstances. The actual sales charge imposed varies depending on the amount invested as follows:


                                             Sales Charge as a % of
                                             ----------------------
                                                             Dealer Re-allowance
                                   Offering     Net Amount    as a % of Public
                                     Price       Invested      Offering Price
                                     -----       --------      --------------

Less than $100,000                   3.50%         3.62%            3.00%
$100,000 but less than $250,000      2.50%         2.56%            2.00%
$250,000 but less than $500,000      1.50%         1.52%            1.00%
$500,000 or more                      -0-            -0-              -0-


                       SALES CHARGE REDUCTION AND WAIVERS

Breakpoint Discounts

      As the sales charge table above shows, the larger your investment in the Fund's shares, the lower your initial sales charge imposed on the purchase. Each investment threshold that qualifies for a lower sales charge is known as a "breakpoint." You may be able to qualify for a breakpoint on the basis of a single purchase, or by aggregating the amounts of more than one purchase in the following ways:

      Letter of Intent. A letter of intent ("LOI") allows you to qualify for a breakpoint discount with respect to a current purchase, based on the total amount of purchases you intend to make in the near future. You can sign an LOI, in which you agree to invest a certain amount (your goal) in the Fund over a 6-month period, and your initial sales charge will be based on your goal. A 90-day back-dated period can also be used to count previous purchases toward your goal (but you will not be entitled to a rebate of any sales charge paid on those purchases). Your goal must be at least $100,000, and, if you do not meet your goal within the 6-month period, the higher sales charge will be deducted from your account.

      Rights of Accumulation. A right of accumulation allows you to qualify for a breakpoint with respect to a current purchase based on the total value of your previous purchases in the past 6 months. For example, if your account value from shares of the Fund purchased in the previous 6 months is $90,000 and you wish to invest an additional $20,000 in the Fund, you can invest that $20,000 in Fund shares and pay the reduced sales charge rate normally applicable to a $100,000 investment. The Fund may terminate or change this privilege at any time upon written notice.

      Combine With Family Members and Related Entities. You can also count towards the amount of your investment, all investments in the Fund made in the previous 6 months by your spouse and your children under age 21 ("Family Members"), including their Rights of Accumulation and goals under an LOI. You can also count the amount of all investments in the Fund under a single trust agreement with multiple beneficiaries, of which you are one, or a qualified retirement or employee plan of a single employer, of which you are a participant.

YOUR RESPONSIBILITY WITH RESPECT TO BREAKPOINT DISCOUNTS. In order to obtain any of the sales charge discounts set forth above, you must inform your financial advisor or the Fund's transfer agent of the existence of any eligible amounts under any Rights of Accumulation or LOI, in accounts held by Family Members at the time of purchase. You must inform your financial advisor and/or the Fund's transfer agent of all shares of the Fund held (i) in your account(s) at the financial advisor, (ii) in your account(s) by another financial intermediary, and (iii) in any other accounts held at any financial intermediary belonging to your Family Members. IF YOU FAIL TO INFORM YOUR FINANCIAL ADVISOR OR THE FUND TRANSFER AGENT OF ALL ELIGIBLE HOLDINGS OR PLANNED PURCHASES, YOU MAY NOT RECEIVE A SALES CHARGE DISCOUNT TO WHICH YOU WOULD OTHERWISE BE ENTITLED. The Fund will require the names and account numbers of all accounts claimed in connection with a request for a sales charge discount. You may also be required to provide verification of holdings (such as account statements and/or copies of documents that reflect the original purchase cost of your holdings) that qualify you for a sales charge reduction. As such, it is very important that you retain all records that may be needed to substantiate an original purchase price of your holdings, as the Fund, its transfer agent, and financial intermediaries may not maintain this information.

Purchases at Net Asset Value

      Purchases of shares in an amount of $500,000 or more are not subject to an initial sales charge, but may be subject to a CDSC of 1.00% if such shares are redeemed within one year of purchase (see below). In addition, purchases of shares in an amount less than $500,000 may be eligible for a waiver of the sales charge in the following circumstances:

      purchases by affiliates of the Fund, such as the advisor and its employees, and all such persons' immediate relatives (spouse, parents, siblings, children--including in-law relationships) and their beneficial accounts;

      purchases made through certain intermediaries including, but not limited to, the following: National Financial Services LLC NTF (Fidelity), National Investor Services Corp. NTF (TD Waterhouse), Charles Schwab OneSource NTF, U.S. Clearing Corp., E-Trade, Scottrade, Investmart, Ameritrade and Pershing;

      purchases made through certain financial intermediaries including banks, trust companies, broker-dealers, credit unions and financial advisors that enter into selling arrangements with the Fund's distributor;

      purchases by employees and registered representatives of broker-dealers that have selling arrangements with the Fund's distributor; directors, officers and employees of other financial institutions that are parties to agency agreements with the Fund's distributor, and all such persons' immediate relatives and their beneficial accounts; and purchases by investors who participate in certain wrap fee investment programs or certain retirement programs sponsored by broker-dealers or other service organizations that have entered into service agreements to provide services to Fund shareholders. Such programs generally have other fees and expenses, so you should read any materials provided by the program's sponsor.

      Website Disclosure. Information about sales charges, including sales load breakpoints, the Right of Accumulation and Letters of Intent, is fully disclosed in this prospectus, which is available, free of charge, on the advisor's website at www.leadercapital.com. The Fund believes that it is very important that an investor fully consider all aspects of an investment in the Fund and be able to access all relevant information in one location. Therefore, the Fund does not make the sales charge information available to investors on the Fund's website independent of the prospectus.

Contingent Deferred Sales Charge

      No sales charge will be imposed on purchases of $500,000 or more, or on aggregate purchases in this amount made through certain intermediaries. Although the investor does not pay an initial sales charge on such purchases, the distributor or advisor may pay to your dealer of record a dealer concession fee of up to 1.00% of the purchase amount. A contingent deferred sales charge ("CDSC") of 1.00% will be imposed on any such shares redeemed within one year of purchase that were purchased without an initial sales charge and with respect to which a dealer concession fee was paid. No sales charges are imposed on increases in net asset value above the initial purchase price. In addition, no sales charges are imposed on shares derived from automatic reinvestment of dividends or capital gains distributions.

      In determining whether a CDSC is payable, the Fund will first redeem shares not subject to any charge. The Fund's distributor receives the entire amount of any CDSC you pay.

Tax Sheltered Retirement Plans

      Since the Fund is oriented to longer term investments, the Fund may be an appropriate investment medium for tax-sheltered retirement plans, including: individual retirement plans (IRAs); simplified employee pensions (SEPs); 401(k) plans; qualified corporate pension and profit-sharing plans (for employees); tax-deferred investment plans (for employees of public school systems and certain types of charitable organizations); and other qualified retirement plans. You should contact the Fund's transfer agent for the procedure to open an IRA or SEP plan, as well as more specific information regarding these retirement plan options. Please consult with an attorney or tax advisor regarding these plans. You must pay custodial fees for your IRA by redemption of sufficient shares of the Fund from the IRA unless you pay the fees directly to the IRA custodian. Call the Fund's transfer agent about the IRA custodial fees.

Distribution Plan

      The Fund has adopted a distribution plan for its shares in accordance with Rule 12b-1 under the Investment Company Act of 1940. Under this plan, the Fund may pay a fee of up to 0.25% of its average daily net assets to the advisor or certain broker-dealers, investment advisors, banks or other financial institutions to help defray the cost of servicing Fund shareholders. Because these fees are an ongoing expense, over time they reduce the net investment results of a Fund and may cost you more than paying other types of sales charges.

Other Purchase Information

      The Fund may limit the amount of purchases and refuse to sell shares to any person. If your check or wire does not clear, you will be responsible for any loss incurred by the Fund. You may be prohibited or restricted from making future purchases in the Fund. Checks should be made payable to the Fund. The Fund and its transfer agent may refuse any purchase order for any reason. Cash, third party checks (except for properly endorsed IRA rollover checks), counter checks, starter checks, traveler's checks, money orders, credit card checks, and checks drawn on non-U.S. financial institutions will not be accepted. Cashier's checks and bank official checks may be accepted in amounts greater than $10,000. In such cases, a fifteen (15) business day hold will be applied to the funds (which means that you may not redeem your shares until the holding period has expired). Signature guarantee stamps may be required on identification documentation. All documentation requiring a signature guarantee stamp must utilize a New Technology Medallion stamp, generally available from the bank where you maintain a checking or savings account.

      The Fund has authorized certain broker-dealers and other financial institutions (including their designated intermediaries) to accept on its behalf purchase and sell orders. The Fund is deemed to have received an order when the authorized person or designee accepts the order, and the order is processed at the net asset value next calculated thereafter. It is the responsibility of the broker-dealer or other financial institution to transmit orders promptly to the Fund's transfer agent.

                              HOW TO REDEEM SHARES

      You may receive redemption payments by check or federal wire transfer. The proceeds may be more or less than the purchase price of your shares, depending on the market value of the Fund's securities at the time of your redemption. You may be assessed a CDSC if you redeem shares within twelve (12) months after you purchased them, and they were purchased without an initial sales charge and a dealer concession fee was paid. The Fund will first redeem the shares that you have owned the longest period of time. No CDSC will be imposed on shares that you buy through the reinvestment of dividends and capital gains. The holding period is calculated on a monthly basis and begins on the first day of the month in which you buy shares. When you redeem shares subject to a CDSC, the CDSC is calculated on the net asset value attributable to your shares on the date of redemption, and is deducted from your redemption proceeds. If you redeem your shares through a broker/dealer or other institution, you may be charged a fee by that institution.

      A wire transfer fee of $15 is charged to defray custodial charges for redemptions paid by wire transfer. This fee is subject to change. Any charges for wire redemptions will be deducted from your Fund account by redemption of shares. The Fund does not intend to redeem shares in any form except cash. However, if the amount you are redeeming is over the lesser of $250,000 or 1% of the Fund's net asset value, the Fund has the right to redeem your shares by giving you the amount that exceeds $250,000 or 1% of the Fund's net asset value in securities instead of cash. In the event that an in-kind distribution is made, you may incur additional expenses, such as the payment of brokerage commissions, on the sale or other disposition of the securities received from the Fund. If you redeem your shares through a broker-dealer or other institution, you may be charged a fee by that institution.

      By Mail - You may redeem any part of your account in the Fund at no charge by mail. Your request should be addressed to:

U.S. Mail: Leader Short-Term Bond Fund          Overnight: Leader Short-Term Bond Fund
           c/o Unified Fund Services, Inc.                 c/o Unified Fund Services, Inc.
           P.O. Box 6110                                   431 North Pennsylvania Street
           Indianapolis, Indiana 46206-6110                Indianapolis, Indiana 46204


      Your request for a redemption must include your letter of instruction, including the Fund's name, your account number, account name(s), address, and the dollar amount or number of shares you wish to redeem. Requests to sell shares that are received in good form are processed at the net asset value next calculated after the Fund receives your order in proper form. To be in proper form, your request must be signed by all registered share owner(s) in the exact name(s) and any special capacity in which they are registered. The Fund may require that signatures be guaranteed if you request the redemption check be made payable to any person other than the shareholder(s) of record or mailed to an address other than the address of record, or if the mailing address has been changed within 30 days of the redemption request. The Fund may also require a signature guarantee for redemptions of $25,000 or more. Signature guarantees are for the protection of shareholders. You can obtain a signature guarantee from most banks and securities dealers, but not from a notary public. All documentation requiring a signature guarantee must utilize a New Technology Medallion Stamp. Please call Shareholder Services at (800) 711-9164 if you have questions. At the discretion of the Fund or its transfer agent, you, prior to redemption, may be required to furnish additional legal documents to insure proper authorization.


      By Telephone - You may redeem any part of your account in the Fund by calling Shareholder Services at (800) 269-8810. The Fund, the transfer agent and the custodian are not liable for following redemption or exchange instructions communicated by telephone to the extent that they reasonably believe the telephone instructions to be genuine. However, if they do not employ reasonable procedures to confirm that telephone instructions are genuine, they may be liable for any losses due to unauthorized or fraudulent instructions. Procedures employed may include recording telephone instructions and requiring a form of personal identification from the caller.

      The Fund or the transfer agent may terminate the telephone redemption procedures at any time. During periods of extreme market activity, it is possible that shareholders may encounter some difficulty in telephoning the Fund, although neither the Fund nor the transfer agent has ever experienced difficulties in receiving and in a timely fashion responding to telephone requests for redemptions or exchanges. If you are unable to reach the Fund by telephone, you may request a redemption or exchange by mail.

      Fund Policy on Market Timing. The Fund discourages market timing. Market timing is an investment strategy using frequent purchases, redemptions and/or exchanges in an attempt to profit from short-term market movements. Market timing may result in dilution of the value of Fund shares held by long term shareholders, disrupt portfolio management and increase Fund expenses for all shareholders. The Board of Trustees has adopted a policy directing the Fund to reject any purchase order with respect to any investor, a related group of investors or their agent(s), where it detects a pattern of purchases and sales of the Fund that indicates market timing or trading that it determines is abusive. This policy generally applies to all Fund shareholders.

      While the Fund attempts to deter market timing, there is no assurance that the Fund will be able to identify and eliminate all market timers. For example, certain accounts called "omnibus accounts" include multiple customers and typically provide the Fund with a net purchase or redemption request on any given day where purchasers and redeemers of Fund shares are netted against one another and the identities of individual purchasers and redeemers whose orders are aggregated are not known by the Fund. The Fund has not entered into any arrangements with any person to permit frequent purchases and redemptions of Fund shares.

      Additional Information - If you are not certain of the requirements for a redemption please call Shareholder Services at (800) 711-9164 . Redemptions specifying a certain date or share price cannot be accepted and will be returned. You will be mailed the proceeds on or before the fifth business day following the redemption. However, payment for redemption made against shares purchased by check will be made only after the check has been collected, which normally may take up to fifteen calendar days. Also, when the New York Stock Exchange is closed (or when trading is restricted) for any reason other than its customary weekend or holiday closing, or under any emergency circumstances (as determined by the Securities and Exchange Commission) the Fund may suspend redemptions or postpone payment dates. You may be assessed a fee if the Fund incurs bank charges because you direct the Fund to re-issue a redemption check.


      Because the Fund incurs certain fixed costs in maintaining shareholder accounts, the Fund may require you to redeem all of your shares in the Fund on 30 days' written notice if the value of your shares in the Fund is less than $2,500 due to redemptions, or such other minimum amount as the Fund may determine from time to time. You may increase the value of your shares in the Fund to the minimum amount within the 30-day period. All shares of the Fund are also subject to involuntary redemption if the Board of Trustees determines to liquidate the Fund. An involuntary redemption will create a capital gain or capital loss which may have tax consequences about which you should consult your tax advisor.


                        DETERMINATION OF NET ASSET VALUE

      The price you pay for your shares is based on the Fund's NAV per share. The NAV is calculated at the close of trading (normally 4:00 p.m. Eastern time) on each day the New York Stock Exchange is open for business (the Stock Exchange is closed on weekends, most Federal holidays and Good Friday). The NAV is calculated by dividing the value of the Fund's total assets (including interest and dividends accrued but not yet received) minus liabilities (including accrued expenses) by the total number of shares outstanding. Requests to purchase and sell shares are processed at the NAV next calculated after the Fund receives your order in proper form.

      The Fund's assets generally are valued at their market value. If market quotations are not readily available, the security will be valued at fair value (the amount which the Fund might reasonably expect to receive for the security upon its current sale) as determined in good faith by the advisor. Good faith pricing also is permitted if, in the advisor's opinion, the validity of market quotations appears to be questionable based on factors such as evidence of a thin market in the security based on a small number of quotations (such as may occur in the high yield bond market), a significant event occurs after the close of a market but before the Fund's NAV calculation that may affect a security's value, or the advisor is aware of any other data that calls into question the reliability of market quotations. Without good faith pricing, short-term traders could take advantage of the arbitrage opportunity and dilute the NAV of long-term investors. Fair valuation of the Fund's portfolio securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that fair value pricing policies will prevent dilution of the Fund's NAV by short-term traders. In the event that a security is priced at fair value, there is no assurance that the Fund will be able to realize fair value upon the sale of that security.

                       DIVIDENDS, DISTRIBUTIONS AND TAXES

      Dividends and Distributions. The Fund typically distributes substantially all of its net investment income in the form of dividends and any net realized capital gains to its shareholders. These distributions are automatically reinvested in the Fund unless you request cash distributions on your application or through a written request. The Fund expects that its distributions will consist primarily of income.

      Taxes. Investment income distributed by the Fund generally will consist of interest income and dividends received on investments, less expenses. The dividends you receive, whether or not reinvested, will be taxed as ordinary income, except as described in the table below. Dividends normally will be distributed by the Fund on a monthly basis; however the Fund's advisor may determine that it is in the best interest of the Fund to distribute dividends on a less frequent basis.

      The Fund will distribute net capital gains to its shareholders normally once a year. Capital gains are generated when the Fund sells its assets for a profit. Capital gains are taxed differently depending on how long the Fund has held the asset sold. Distributions of gains recognized on the sale of assets held for one year or less are taxed at ordinary income rates; distributions of gains recognized on the sale of assets held longer than one year are taxed at long-term capital gains rates. If the Fund distributes an amount exceeding its income and gains, this excess will generally be treated as a non-taxable return of capital.

      Unless you indicate another option on your account application, any dividends and capital gain distributions paid to you by the Fund automatically will be invested in additional Fund shares. Alternatively, you may elect to have: (1) dividends paid to you in cash and the amount of any capital gain distributions reinvested; or (2) the full amount of any dividends and capital gain distributions paid to you in cash.

      You may want to avoid making a substantial investment when the Fund is about to make a taxable distribution because you would be responsible for any taxes on the distribution regardless of how long you have owned your shares.

      Selling shares (including redemptions) and receiving distributions (whether reinvested or taken in cash) usually are taxable events to the Fund's shareholders. These transactions typically create the following tax liabilities for taxable accounts.

Summary of Certain Federal Income Tax Consequences for Taxable Accounts

      The following discussion reflects the enactment of the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the "2003 Tax Act").

Type of Transaction                               Tax Status
-------------------                               ----------
Qualified dividend income                         Generally maximum 15% on non-corporate taxpayers

Net short-term capital gain distributions         Ordinary income rate

Net long-term capital gain distributions          Generally maximum 15% on non-corporate taxpayers*

Sales of shares
(including redemptions) owned                     Gains taxed at generally maximum 15%
more than one year                                on non-corporate taxpayers*

Sales of shares
(including redemptions) owned                     Gains are taxed at the same rate as ordinary income;
for one year or less                              losses are subject to special rules

                                                  *For gains realized between May 6, 2003 and
                                                  December 31, 2008.

      Under the 2003 Tax Act, effective for taxable years after December 31, 2002 through December 31, 2008, designated income dividends paid by the Fund to non-corporate shareholders generally will qualify for a maximum federal income tax rate of 15% to the extent such income dividends are attributable to qualified dividend income from the Fund's investments in common and preferred stock of U.S. and foreign corporations, provided that certain holding period and other requirements are met. However, to the extent that the Fund has ordinary income from investments in debt securities, for example, such as interest income, income dividends paid by the Fund and attributable to that income will not qualify for the reduced tax rate.

      If shares of the Fund are purchased within 30 days before or after redeeming other shares of the Fund at a loss, all or a portion of that loss will not be deductible and will increase the basis of the newly purchased shares. If shares of the Fund are sold at a loss after being held by a shareholder for six months or less, the loss will be long-term, instead of short-term, capital loss to the extent of any capital gain distributions received on the shares.

      If you are a non-corporate shareholder and if the Fund does not have your correct social security or other taxpayer identification number, federal law requires us to withhold and pay to the Internal Revenue Service 28% of your distributions and sales proceeds. If you are subject to back up withholding, we also will withhold and pay to the IRS 28% of your distributions (under current law). Any tax withheld may be applied against the tax liability on your federal income tax return.

      Because your tax situation is unique, you should consult your tax professional about federal, state and local tax consequences.

                             MANAGEMENT OF THE FUND

      Leader Capital Corporation, 121 SW Morrison St., Suite 425, Portland, OR 97204, serves as investment advisor to the Fund. John E. Lekas is the President of the advisor, which he founded in 1997. The advisor sets the Fund's overall investment strategies, identifies securities for investment, determines when securities should be purchased or sold, selects brokers or dealers to execute transactions for the Fund's portfolio and votes any proxies solicited by portfolio companies. This is the first mutual fund managed by the advisor.

      Pursuant to the terms of the Fund's management agreement, as compensation for its investment management services, the advisor receives a fee, computed and accrued daily and paid monthly, at an annual rate of 1.10% of the Fund's daily net assets. The advisor contractually has agreed to waive its fee and reimburse the Fund's expenses so that total annual fund operating expenses, excluding brokerage fees and commissions, 12b-1 fees, borrowing costs (such as interest and dividend expense on securities sold short), taxes and extraordinary expenses, do not exceed 1.40% of its average daily net assets, through June 30, 2007.

      The advisor (not the Fund) may pay certain financial institutions (which may include banks, credit unions, brokers, securities dealers and other industry professionals) a fee for providing distribution-related services and/or for performing certain administrative servicing functions for Fund shareholders, to the extent these institutions are allowed to do so by applicable statute, rule or regulation.

      A discussion of the factors that the Board considered in approving the Fund's management agreement is included in the Fund's annual or semi-annual report, as applicable.

Portfolio Manager

      John E. Lekas serves as the portfolio manager solely responsible for the investment decisions of the Fund. He has 18 years experience as an investment professional. Prior to founding the advisor in 1997, Mr. Lekas served as a portfolio manager at Smith Barney where he focused on discretionary management of bond portfolios worth over $200 million. He received a bachelor's degree in Finance from the University of Oregon.

      The Fund's Statement of Additional Information provides the following additional information about the Fund's portfolio manager: (i) compensation structure, (ii) a description of other accounts managed by the portfolio manager, and (iii) the portfolio manager's ownership of shares of the Fund.

                                 PRIVACY POLICY

      The following is a description of the Fund's policies regarding disclosure of nonpublic personal information that you provide to the Fund or that the Fund collects from other sources. In the event that you hold shares of the Fund through a broker-dealer or other financial intermediary, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared with nonaffiliated third parties.

      Categories of Information the Fund Collects. The Fund collects the following nonpublic personal information about you:

      o Information the Fund receives from you on applications or other forms, correspondence, or conversations (such as your name, address, phone number, social security number, and date of birth); and

      o Information about your transactions with the Fund, its affiliates, or others (such as your account number and balance, payment history, cost basis information, and other financial information).

      Categories of Information the Fund Discloses. The Fund does not disclose any nonpublic personal information about its current or former shareholders to unaffiliated third parties, except as required or permitted by law. The Fund is permitted by law to disclose all of the information it collects, as described above, to its service providers (such as the Fund's custodian, administrator, transfer agent, accountant and legal counsel) to process your transactions and otherwise provide services to you.

      Confidentiality and Security. The Fund restricts access to your nonpublic personal information to those persons who require such information to provide products or services to you. The Fund maintains physical, electronic, and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

                              FOR MORE INFORMATION

      You can find additional information about the Fund in the following documents:

      Annual and Semi Annual Reports: While the Prospectus describes the Fund's potential investments, the Annual and Semi Annual Reports detail the Fund's actual investments as of their report dates. The reports may also include a discussion by Fund management of recent market conditions, economic trends, and investment strategies that significantly affected Fund performance during the reporting period.

      Statement of Additional Information ("SAI"): The SAI supplements the Prospectus and contains detailed information about the Fund and its investment restrictions, risks and policies and operations, including the Fund's policies and procedures relating to the disclosure of portfolio holdings by the Fund's affiliates. A current SAI for the Fund is on file with the Securities and Exchange Commission and is incorporated into this prospectus by reference, which means it is considered part of this Prospectus.


      You can get free copies of the current Annual and Semi Annual Reports, as well as the SAI, by contacting Shareholder Services at (800) 711-9164 . You may also request other information about the Fund and make shareholder inquiries. Alternatively, you may obtain a copy of the Fund's SAI, and annual and semi-annual reports from the Fund's advisor's Internet site located at www.leadercapital.com.


      You may review and copy information about the Fund (including the SAI and other reports) at the Securities and Exchange Commission ("SEC") Public Reference Room in Washington, D.C. Call the SEC at 1-202-942-8090 for room hours and operation. You may also obtain reports and other information about the Fund on the EDGAR Database on the SEC's Internet site at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section of the SEC, Washington, D.C. 20549-0102.


Investment Company Act #811-21237

                           Marco Targeted Return Fund

                                   PROSPECTUS


                                 March 31, 2006


INVESTMENT OBJECTIVE:
Total Return

300 Atlanta Financial Center
3343 Peachtree Road, NE
Atlanta, GA 30326
800-440-9341







      The Securities and Exchange Commission has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

                                TABLE OF CONTENTS

                                                                         PAGE

RISK/RETURN SUMMARY.........................................................3

FEES AND EXPENSES OF INVESTING IN THE FUND..................................6

HOW TO BUY SHARES...........................................................7

HOW TO REDEEM SHARES........................................................9

DETERMINATION OF NET ASSET VALUE...........................................11

DIVIDENDS, DISTRIBUTIONS AND TAXES.........................................12


MANAGEMENT OF THE FUND.....................................................14

FINANCIAL HIGHLIGHTS.......................................................16

PRIVACY POLICY.............................................................17


FOR MORE INFORMATION...............................................BACK COVER

                               RISK/RETURN SUMMARY

Investment Objective

      The investment objective of the Marco Targeted Return Fund (the "Fund") is total return.

Principal Strategies



      The Fund seeks to achieve its objective by investing primarily in a portfolio of U.S. common stocks, and by selling covered call options on stocks held in the Fund's portfolio in an attempt to target a consistent rate of return, even when the stock market is flat or falling. In selecting stocks for the Fund's portfolio, the advisor typically seeks to identify U.S. common stocks listed on major exchanges with consistent or accelerated earnings trends, strong or improving industry position, proven management, positive cash flow and reasonable valuations. The advisor also evaluates the current option premium for each stock. The Fund seeks to provide total return, which consists of income from dividends on the common stocks held in its portfolio and premiums from selling covered call options, and capital appreciation of the Fund's common stocks.

      The principal strategy of the Fund's advisor is to create a broadly diversified portfolio of common stocks and, to reduce the volatility of the Fund's portfolio, by selling covered call options. The advisor's option strategy is commonly referred to as "hedging." The Fund has no maximum or minimum level that will be hedged, but generally anticipates being fully hedged. When the Fund sells a covered call option, the purchaser of the option has the right to buy that stock at a predetermined price (exercise price) during the life of the option. If the purchaser exercises the option, the Fund must sell the stock to the purchaser at the exercise price. The option is "covered" because the Fund owns the stock at the time it sells the option. As the seller of the option, the Fund receives a premium from the purchaser of the call option, which may provide additional income to the Fund. The selling of covered call options may tend to reduce volatility of the Fund because the premiums received from selling the options will reduce any losses on the underlying securities, but only by the amount of the premiums. However, selling the options will also limit the Fund's gain on the underlying securities.

      The advisor believes that in a flat or falling market, a covered call strategy on a broadly diversified portfolio will generally outperform the same portfolio without the options because of the premiums received from writing call options. The advisor believes that in a modestly rising market (where the income from premiums exceeds the aggregate appreciation of the underlying securities over their exercise prices) such a portfolio will also generally outperform the same portfolio without the options. In a rapidly rising market (where the aggregate appreciation of the underlying securities over their exercise prices exceeds the income from premiums), a covered call strategy on a broadly diversified portfolio will underperform the same portfolio without the options. The advisor will engage in active trading of the Fund's portfolio securities as a result of its option strategy, the effects of which are described below under "Turnover Risk."

      The advisor generally selects stocks of large cap companies (those with market capitalizations over $3 billion), although small to medium-cap companies will not be excluded because of size if they present outstanding opportunities for growth. The Fund also may invest in American Depository Receipts ("ADRs"), which are U.S. dollar-denominated certificates issued by a U.S. bank that evidence ownership of shares of foreign companies. ADRs are alternatives to the direct purchase of the underlying foreign stock. The Fund also may invest in exchange-traded funds ("ETFs"). When selecting ETFs for the Fund's portfolio, the advisor analyzes each underlying fund's investment strategy, its performance history, volatility, comparative index and risk data, and expense ratio.

            The Fund may sell a security when the advisor believes the company no longer represents a good investment, when better investment opportunities are present or when, in the opinion of the advisor, the security has reached its optimal value such that option writing is unlikely to yield additional returns. The Fund's obligations on an option will terminate when the holder exercises the option, the option expires or, prior to the expiration date, the Fund closes out its position by purchasing the option at the current market value.


Principal Risks of Investing in the Fund


      o Stock Market Risk. Overall stock market risks may affect the value of the Fund. Factors such as domestic economic growth and market conditions, interest rate levels and political events affect the securities markets and could cause the Fund's share price to fall.

      o Company Risk. The value of the Fund may decrease in response to the activities and financial prospects of an individual company in the Fund's portfolio.

      o Option Risk. Specific market movements of an option and the underlying security cannot be predicted with certainty. When the Fund writes a covered call option, it receives a premium, but also gives up the opportunity to profit from a price increase in the underlying security above the exercise price as long as its obligation as a writer continues, and it retains the risk of loss if the price of the security declines. Other risks associated with writing covered call options include the possible inability to effect closing transactions at favorable prices and an appreciation limit on the securities set aside for settlement.

      o Management Risk. The advisor's investment approach may fail to produce the intended results. If the advisor's option writing program does not produce the intended results, the Fund's overall performance may suffer.

      o Volatility Risk. Common stocks tend to be more volatile than other investment choices and the Fund's option writing strategy cannot eliminate stock volatility. The value of an individual company can be more volatile than the market as a whole. This volatility affects the value of the Fund's shares. The Fund's option writing strategy cannot prevent losses on the stocks in its portfolio.


      o ETF Risk. When the Fund invests in ETFs, it will indirectly bear its proportionate share of any fees and expenses payable directly by the underlying ETF. Therefore, the Fund will incur higher expenses, many of which may be duplicative. In addition, ETFs are also subject to the following risks: (i) the market price of an ETF's shares may trade above or below its net asset value; (ii) an active trading market for an ETF's shares may not develop or be maintained; (iii) the ETF may employ an investment strategy that utilizes high leverage ratios; (iv) trading of an ETF's shares may be halted if the listing exchange's officials deem such action appropriate, the shares are de-listed from the exchange, or the activation of market-wide "circuit breakers" (which are tied to large decreases in stock prices) halts stock trading generally; or (v) the ETF may fail to achieve close correlation with the index that it tracks due to a variety of factors, such as rounding of prices and changes to the index and/or regulatory policies, resulting in the deviation of the ETF's returns from that of the index.

      o Turnover Risk. The Fund is actively managed and its portfolio turnover rate may be extremely high. By permitting the Fund's underlying securities to be called away or exercised, higher portfolio turnover (and increased transaction costs) will result. A high rate of portfolio turnover increases brokerage and other expenses, which are borne by the Fund and its shareholders. A high portfolio turnover rate can also result in higher current realization of capital gains and a potentially larger current tax liability.

      o An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

      o The Fund is not a complete investment program. As with any mutual fund investment, the Fund's returns will vary and you could lose money.

Is the Fund right for you?

      The Fund may be suitable for:

      o     Long-term investors seeking income and capital appreciation.
      o     Investors seeking a targeted return.
      o     Investors who can tolerate the risks associated with option writing.

General

      The investment objective of the Fund may be changed without shareholder approval upon 60 days prior written notice to shareholders.

      From time to time, the Fund may take temporary defensive positions that are inconsistent with the Fund's principal investment strategies, in attempting to respond to adverse market, economic, political or other conditions. For example, the Fund may hold up to 100% of its assets in short-term U.S. Government securities, ETFs, money market instruments, securities of other investment companies, including money market funds, or repurchase agreements. If the Fund invests in shares of another mutual fund, the shareholders of the Fund generally will be subject to duplicative management fees. As a result of engaging in these temporary measures, the Fund may not achieve its investment objective. The Fund may also invest in such instruments at any time to maintain liquidity or pending selection of investments in accordance with its investment strategies.

How has the Fund performed in the past?

      The bar chart and performance table below show the variability of the Fund's returns, which is one indicator of the risks of investing in the Fund. The chart shows changes in the Fund's returns and the table shows how the Fund's average annual total returns compare over time to those of a broad-based securities market index. Although past performance of the Fund is no guarantee of how it will perform in the future, historical performance may give you some indication of the risk of investing in the Fund because it demonstrates how its returns have varied over time.

                                  [BAR CHART]

                 Year-by-Year Total Return as of December 31st

                                      2005

                                     6.06%



      During the period shown, the highest return for a quarter was 2.70% (quarter ended June 30, 2005); and the lowest return was -0.50% (quarter ended March 31, 2005).

                          AVERAGE ANNUAL TOTAL RETURNS
                    (for the periods ended December 31, 2005)

                                                                 1 Year            Since Inception
                                                                 ------               (12/22/04)
                                                                                      ----------

The Fund
     Return Before Taxes                                         6.06%                  6.41%
     Return After Taxes on Distributions(1)                      5.02%                  5.39%
     Return After Taxes on Distributions and                     3.94%                  4.87%
     Sale of Fund Shares(1)

Indices (reflects no deductions for fees, expenses, or
taxes)
       S&P 500(2)                                                4.92%                  5.12%

      CBOE S&P 500 BuyWrite (BXM) Index(2)                       4.25%                  4.38%

      Lehman Aggregate Bond Index(2), (3)                        2.43%                  2.40%


(1) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes or the lower rate on long-term capital gains when shares are held for more than 12 months. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


(2) The S&P 500 Index is a widely recognized unmanaged benchmark that assumes reinvestment of all distributions and excludes the effect of taxes and fees. The BXM is a passive total return benchmark designed to track a hypothetical buy-write strategy on the S&P 500 Index. The BXM is based on selling the near-term, near-the-money S&P 500 Index call option against the S&P 500 stock index portfolio each month. The SPX call that is sold (or written) will have approximately one month remaining to expiration, with an exercise price just above the prevailing index level (i.e., slightly out of the money). The Lehman Aggregate Bond Index is a benchmark made up of the a number of Lehman Brothers indices that include securities that are of investment-grade quality or better, have at least one year to maturity, and have an outstanding par value of at least $100 million. These indices are representative of a broader market and range of securities than is found in the Fund's portfolio.

(3) Although investing primarily in equities and options, the Fund is marketed to, among others, income-oriented investors, and the Lehman Aggregate Bond Index is included as a benchmark for such investors' purposes.


                   FEES AND EXPENSES OF INVESTING IN THE FUND

The tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases ..........................NONE
Maximum Deferred Sales Charge (Load).......................................NONE
Redemption Fee(1).........................................................1.00%
Exchange Fee...............................................................NONE


Annual Fund Operating Expenses (expenses that are deducted from
  Fund assets)
Management Fees...........................................................1.00%
Distribution (12b-1) Fees..................................................NONE
Other Expenses............................................................4.07%
Total Annual Fund Operating Expenses (Before Waiver) .....................5.07%
Fee Waiver (2)............................................................3.57%
Net Expenses..............................................................1.50%

(1) The Fund is intended for long-term investors. To discourage short-term trading and market timing, which can increase the Fund's costs, the Fund charges a 1.00% redemption fee on shares redeemed within 30 calendar days after they are purchased. The Fund may waive this fee for mandatory retirement withdrawals and for its systematic withdrawal plan. A wire transfer fee (currently $15) is charged to defray custodial charges for redemptions paid by wire transfer, which fee is subject to change.

(2) The advisor contractually has agreed to waive its management fee and/or reimburse expenses so that Total Annual Fund Operating Expenses, excluding brokerage fees and commissions, any 12b-1 fees, borrowing costs (such as interest and dividend expenses on securities sold short), taxes and extraordinary expenses, do not exceed 1.50% of the Fund's average daily net assets for the fiscal year ending November 30, 2006.

Example:
--------

Based on the costs above, this example helps you compare the expenses of the Fund's shares to those of other mutual funds. This example assumes the expenses above remain the same and that the expenses were maintained for one year at rates described above. It also assumes that you invested $10,000, earned 5% annual returns and reinvested all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


             1 Year          3 Years        5 Years       10 Years
             $153            $1,201         $2,249        $4,860


                                HOW TO BUY SHARES

      To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. This means that when you open an account, we will ask for your name, address, date of birth, and other information that will allow us to identify you. We may also ask for other identifying documents or information.


      The minimum initial investment in the Fund is $5,000 for individual accounts and $3,000 for individual retirement accounts (IRAs). The advisor may, in its sole discretion, waive these minimums for and in certain other circumstances. If your investment is aggregated into an omnibus account established by an investment advisor, broker or other intermediary, the account minimums apply to the omnibus account, not to your individual investment. If you choose to purchase or redeem shares directly from the Fund, you will not incur charges on purchases and redemptions other than for short-term redemptions. However, if you purchase or redeem shares through a broker-dealer or another intermediary, you may be charged a fee by that intermediary.


Initial Purchase

      By Mail - To be in proper form, your initial purchase request must include:

      o a completed and signed investment application form (which accompanies this Prospectus); and
      o     a check (subject to the minimum amounts) made payable to the Fund.

Mail the application and check to:


U.S. Mail:  Marco Targeted Return Fund      Overnight: Marco Targeted Return Fund
            c/o Unified Fund Services, Inc.            c/o Unified Fund Services, Inc.
            P.O. Box 6110                              431 North Pennsylvania Street
            Indianapolis, Indiana 46206-6110           Indianapolis, Indiana 46204


      By Wire - You may also purchase shares of the Fund by wiring federal funds from your bank, which may charge you a fee for doing so. To wire money, you must call Shareholder Services at 800-440-9341 to obtain instructions on how to set up your account and to obtain an account number.

      You must provide a signed application to Unified Fund Services, Inc., at the above address in order to complete your initial wire purchase. Wire orders will be accepted only on a day on which the Fund, its custodian and its transfer agent are open for business. A wire purchase will not be considered made until the wired money is received and the purchase is accepted by the Fund. The purchase price per share will be the net asset value next determined after the wire purchase is accepted by the Fund. Any delays which may occur in wiring money, including delays which may occur in processing by the banks, are not the responsibility of the Fund or the transfer agent. There is presently no fee for the receipt of wired funds, but the Fund may charge shareholders for this service in the future.

Additional Investments

      You may purchase additional shares of the Fund at any time (subject to minimum investment requirements) by mail, wire or automatic investment. Each additional mail purchase request must contain:

      -your name
      -the name of your account(s)
      -your account number(s)
      -a check made payable to Marco Targeted Return Fund

Checks should be sent to the Fund at the address listed under the heading "Initial Purchase - By Mail" in this prospectus. To send a bank wire, call Shareholder Services at 800-440-9341 to obtain instructions on how to set up your account and to obtain an account number.

Automatic Investment Plan

      You may make regular investments in the Fund with an Automatic Investment Plan by completing the appropriate section of the account application and attaching a voided personal check. Investments may be made monthly to allow dollar-cost averaging by automatically deducting $100 or more from your bank checking account. You may change the amount of your monthly purchase at any time. If an Automatic Investment Plan purchase is rejected by your bank, your shareholder account will be charged a fee to defray bank charges.

Tax Sheltered Retirement Plans

      Since the Fund is oriented to longer term investments, the Fund may be an appropriate investment medium for tax-sheltered retirement plans, including: individual retirement plans (IRAs); simplified employee pensions (SEPs); 401(k) plans; qualified corporate pension and profit-sharing plans (for employees); tax-deferred investment plans (for employees of public school systems and certain types of charitable organizations); and other qualified retirement plans. You should contact the Fund's transfer agent for the procedure to open an IRA or SEP plan, as well as more specific information regarding these retirement plan options. Please consult with an attorney or tax advisor regarding these plans. You must pay custodial fees for your IRA by redemption of sufficient shares of the Fund from the IRA unless you pay the fees directly to the IRA custodian. Call the Fund's transfer agent about the IRA custodial fees.

Other Purchase Information

      The Fund may limit the amount of purchases and refuse to sell shares to any person. If your check or wire does not clear, you will be responsible for any loss incurred by the Fund. You may be prohibited or restricted from making future purchases in the Fund. Checks should be made payable to the Fund. The Fund and its transfer agent may refuse any purchase order for any reason. Cash, third party checks (except for properly endorsed IRA rollover checks), counter checks, starter checks, traveler's checks, money orders, credit card checks, and checks drawn on non-U.S. financial institutions will not be accepted. Cashier's checks and bank official checks may be accepted in amounts greater than $10,000. In such cases, a fifteen (15) business day hold will be applied to the funds (which means that you may not redeem your shares until the holding period has expired). Signature guarantee stamps may be required on identification documentation. All documentation requiring a signature guarantee stamp must utilize a New Technology Medallion stamp, generally available from the bank where you maintain a checking or savings account.

      The Fund has authorized certain broker-dealers and other financial institutions (including their designated intermediaries) to accept on its behalf purchase and sell orders. The Fund is deemed to have received an order when the authorized person or designee accepts the order, and the order is processed at the net asset value next calculated thereafter. It is the responsibility of the broker-dealer or other financial institution to transmit orders promptly to the Fund's transfer agent.

                              HOW TO REDEEM SHARES

      You may receive redemption payments by check or federal wire transfer. The proceeds may be more or less than the purchase price of your shares, depending on the market value of the Fund's securities at the time of your redemption. A wire transfer fee of $15 is charged to defray custodial charges for redemptions paid by wire transfer. This fee is subject to change. Any charges for wire redemptions will be deducted from your Fund account by redemption of shares. The Fund does not intend to redeem shares in any form except cash. However, if the amount you are redeeming is over the lesser of $250,000 or 1% of the Fund's net asset value, the Fund has the right to redeem your shares by giving you the amount that exceeds $250,000 or 1% of the Fund's net asset value in securities instead of cash. In the event that an in-kind distribution is made, a shareholder may incur additional expenses, such as the payment of brokerage commissions, on the sale or other disposition of the securities received from the Fund. If you redeem your shares through a broker-dealer or other institution, you may be charged a fee by that institution.

By Mail - You may redeem any part of your account in the Fund at no charge by mail. Your request should be addressed to:


U.S. Mail:  Marco Targeted Return Fund      Overnight:  Marco Targeted Return Fund
            c/o Unified Fund Services, Inc.             c/o Unified Fund Services, Inc.
            P.O. Box 6110                               431 North Pennsylvania Street
            Indianapolis, Indiana 46206-6110            Indianapolis, Indiana 46204

      Your request for a redemption must include your letter of instruction, including the Fund name, account number, account name(s), the address, and the dollar amount or number of shares you wish to redeem. Requests to sell shares that are received in good order are processed at the net asset value next calculated after we receive your order in proper form. To be in proper order, your request must be signed by all registered share owner(s) in the exact name(s) and any special capacity in which they are registered. The Fund may require that signatures be guaranteed if you request the redemption check be made payable to any person other than the shareholder(s) of record or mailed to an address other than the address of record, or if the mailing address has been changed within 30 days of the redemption request. The Fund may also require a signature guarantee for redemptions of $25,000 or more. Signature guarantees are for the protection of shareholders. You can obtain a signature guarantee from most banks and securities dealers, but not from a notary public. For joint accounts, both signatures must be guaranteed. Please call Shareholder Services at 800-440-9341 if you have questions. At the discretion of the Fund or its transfer agent, a shareholder, prior to redemption, may be required to furnish additional legal documents to insure proper authorization.


      By Telephone - You may redeem any part of your account in the Fund by calling Shareholder Services at 800-440-9341. The Fund, the transfer agent and the custodian are not liable for following redemption or exchange instructions communicated by telephone to the extent that they reasonably believe the telephone instructions to be genuine. However, if they do not employ reasonable procedures to confirm that telephone instructions are genuine, they may be liable for any losses due to unauthorized or fraudulent instructions. Procedures employed may include recording telephone instructions and requiring a form of personal identification from the caller.

      The Fund or the transfer agent may terminate the telephone redemption procedures at any time. During periods of extreme market activity, it is possible that shareholders may encounter some difficulty in telephoning the Fund, although neither the Fund nor the transfer agent has ever experienced difficulties in receiving and in a timely fashion responding to telephone requests for redemptions or exchanges. If you are unable to reach the Fund by telephone, you may request a redemption or exchange by mail.


      Additional Information - If you are not certain of the requirements for a redemption please call Shareholder Services at 800-440-9341. Redemptions specifying a certain date or share price cannot be accepted and will be returned. You will be mailed the proceeds on or before the fifth business day following the redemption. However, payment for redemption made against shares purchased by check will be made only after the check has been collected, which normally may take up to fifteen calendar days. Also, when the New York Stock Exchange is closed (or when trading is restricted) for any reason other than its customary weekend or holiday closing, or under any emergency circumstances (as determined by the Securities and Exchange Commission) the Fund may suspend redemptions or postpone payment dates. You may be assessed a fee if the Fund incurs bank charges because you direct the Fund to re-issue a redemption check.

      Because the Fund incurs certain fixed costs in maintaining shareholder accounts, the Fund may require you to redeem all of your shares in the Fund on 30 days' written notice if the value of your shares in the Fund is less than $2,500 due to redemptions, or such other minimum amount as the Fund may determine from time to time. You may increase the value of your shares in the Fund to the minimum amount within the 30-day period. All shares of the Fund are also subject to involuntary redemption if the Board of Trustees determines to liquidate the Fund. An involuntary redemption will create a gain or capital loss which may have tax consequences about which you should consult your tax adviser.


      Fund Policy on Market Timing. The Fund discourages market timing. Market timing is an investment strategy using frequent purchases, redemptions and/or exchanges in an attempt to profit from short-term market movements. Market timing may result in dilution of the value of Fund shares held by long-term shareholders, disrupt portfolio management and increase Fund expenses for all shareholders. The Board of Trustees has adopted a redemption policy to discourage short-term traders and/or market timers from investing in the Fund. A 1.00% short-term redemption fee will be assessed against gross investment proceeds withdrawn within 30 calendar days of investment. Fund shares received from reinvested distributions or capital gains are not subject to the redemption fee. After excluding any shares that are associated with reinvested distributions from the redemption fee calculation, the Fund uses a "first-in, first-out" method to determine the 30-day holding period. Thus, if you bought shares on different days, the shares purchased first will be redeemed first for purposes of determining whether the redemption fee applies. The proceeds collected from redemption fees will be used for the benefit of existing shareholders.

      If you invest in the Fund through a bank, broker-dealer, 401(k) plan, financial advisor or financial supermarket ("Financial Intermediary"), the Financial Intermediary may, in lieu of charging the redemption fee set forth in this Prospectus, enforce its own market timing policy. "Omnibus accounts" that include multiple customers of the Financial Intermediary also will be exempt from the redemption fee if the Financial Intermediary does not track and/or process redemption fees. Additionally, the transfer of shares from one retirement account to another, accounts participating in a wrap fee program and redemptions caused by decisions of employer-sponsored retirement plans may be exempt from the redemption fee. Redemption fees may be waived for mandatory retirement withdrawals, systematic withdrawals, redemptions made to pay for various administrative fees and, at the sole discretion of the advisor, due to changes in an investor's circumstances, such as death. No exceptions will be granted to persons believed to be "market-timers."

      While the Fund attempts to deter market timing, there is no assurance that the Fund will be able to identify and eliminate all market timers. For example, omnibus accounts typically provide the Fund with a net purchase or redemption request on any given day where purchasers and redeemers of Fund shares are netted against one another and the identities of individual purchasers and redeemers whose orders is aggregated are not known by the Fund. The netting effect often makes it more difficult to apply redemption fees, and there can be no assurance that the Fund will be able to apply the fee to such accounts in an effective manner. In addition to the redemption fee, the Fund reserves the right to reject any purchase order for any reason, including purchase orders that it does not think are in the best interest of the Fund or its shareholders, or if the Fund thinks that the trading is abusive. The Fund has not entered into any arrangements with any person to permit frequent purchases and redemptions of Fund shares.

                        DETERMINATION OF NET ASSET VALUE


      The price you pay for your shares is based on the Fund's net asset value per share ("NAV"). The NAV is calculated at the close of trading (normally 4:00 p.m. Eastern time) on each day the New York Stock Exchange is open for business (the Stock Exchange is closed on weekends, most Federal holidays and Good Friday). The NAV is calculated by dividing the value of the Fund's total assets (including interest and dividends accrued but not yet received) minus liabilities (including accrued expenses) by the total number of shares outstanding. Requests to purchase and sell shares are processed at the NAV next calculated after we receive your order in proper form.

      Securities which are traded on any exchange or on the Nasdaq over-the-counter market are valued at the closing price reported by the exchange on which the securities are traded. Lacking a closing price, a security is valued at its last bid price except when, in the advisor's opinion, the last bid price does not accurately reflect the current value of the security. Options traded on major exchanges are valued at the last quoted sales price on their primary exchange or, if there is no sale on the applicable exchange on such day, then the last quoted bid price as of the close of such exchange will be used. If market prices are not available or do not reflect fair value, or if an event occurs after the close of the trading market but before the calculation of the NAV that materially affects the values, assets may be valued by the Fund's advisor at their fair value, according to procedures approved by the Board of Trustees. When pricing securities using the fair value guidelines adopted by the Board of Trustees, the advisor seeks to assign the value that represents the amount that the Fund might reasonably expect to receive upon a current sale of the securities. However, given the subjectivity inherent in fair valuation and the fact that events could occur after NAV calculation, the actual market prices for a security may differ from the fair value of that security as determined by the advisor at the time of NAV calculation. Thus, discrepancies between fair values and actual market prices may occur. These discrepancies do not necessarily indicate that the fair value methodology is inappropriate. Fair values assigned to securities in the Fund's portfolio will be adjusted, to the extent necessary, as soon as market prices become available. Arbitrage opportunities may exist when trading in a portfolio security is halted and does not resume before the Fund calculates its NAV. These arbitrage opportunities may enable short-term traders to dilute the NAV of long-term investors. Fair valuation of the Fund's portfolio securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that fair value pricing policies will prevent dilution of the Fund's NAV by short-term traders, or that the Fund will realize fair valuation upon sale of a security.

                       DIVIDENDS, DISTRIBUTIONS AND TAXES

      Dividends and Distributions. The Fund typically distributes substantially all of its net investment income in the form of dividends and taxable capital gains to its shareholders. These distributions are automatically reinvested in the Fund unless you request cash distributions on your application or through a written request. The Fund expects that its distributions will consist primarily of capital gains.

      Taxes. Investment income distributed by the Fund generally will consist of interest income and dividends received on investments, less expenses. The dividends you receive, whether or not reinvested, will be taxed as ordinary income. Dividends normally will be distributed by the Fund on an annual basis.

      The Fund will distribute net capital gains to its shareholders normally once a year. Capital gains are generated when a Fund sells its assets for a profit. Capital gains are taxed differently depending on how long the Fund has held the asset sold. Distributions of gains recognized on the sale of assets held for one year or less are taxed at ordinary income rates; distributions of gains recognized on the sale of assets held longer than one year are taxed at lower long-term capital gains rates. If the Fund distributes an amount exceeding its income and gains, this excess will generally be treated as a non-taxable return of capital.

      Unless you indicate another option on your account application, any dividends and capital gain distributions paid to you by the Fund automatically will be invested in additional Fund shares. Alternatively, you may elect to have: (1) dividends paid to you in cash and the amount of any capital gain distributions reinvested; or (2) the full amount of any dividends and capital gain distributions paid to you in cash.

      You may want to avoid making a substantial investment when the Fund is about to make a taxable distribution because you would be responsible for any taxes on the distribution regardless of how long you have owned your shares.

      Selling shares (including redemptions) and receiving distributions (whether reinvested or taken in cash) usually are taxable events to the Fund's shareholders. These transactions typically create the following tax liabilities for taxable accounts:

Summary of Certain Federal Income Tax Consequences for Taxable Accounts


      The following discussion reflects the recent enactment of the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the "2003 Tax Act").


Type of Transaction                        Tax Status
-------------------                        ----------
Qualified dividend income                  Generally maximum 15% on non-corporate taxpayers

Net short-term capital gain distributions  Ordinary income rate

Net long-term capital gain distributions   Generally maximum 15% on non-corporate taxpayers*

Sales of shares
(including redemptions) owned              Gains taxed at generally maximum 15%
more than one year                         on non-corporate taxpayers*

Sales of shares
(including redemptions) owned              Gains are taxed at the same rate as ordinary income;
for one year or less                       losses are subject to special rules

                                           * For gains realized between May 6, 2003 and
                                             December 31, 2008.

      Under the 2003 Tax Act, effective for taxable years after December 31, 2002 through December 31, 2008, designated income dividends paid by the Fund to non-corporate shareholders generally will qualify for a maximum federal income tax rate of 15% to the extent such income dividends are attributable to qualified dividend income from the Fund's investment in common and preferred stock of U.S. and foreign corporations, provided that certain holding period and other requirements are met. However, to the extent that the Fund has ordinary income from investments in debt securities, for example, such as interest income, income dividends paid by the Fund and attributable to that income will not qualify for the reduced tax rate.

      If shares of the Fund are purchased within 30 days before or after redeeming other shares of the Fund at a loss, all or a portion of that loss will not be deductible and will increase the basis of the newly purchased shares. If shares of the Fund are sold at a loss after being held by a shareholder for six months or less, the loss will be long-term, instead of short-term, capital loss to the extent of any capital gain distributions received on the shares.

      If you are a non-corporate shareholder and if the Fund does not have your correct social security or other taxpayer identification number, federal law requires us to withhold and pay to the Internal Revenue Service 28% of your distributions and sales proceeds. If you are subject to back up withholding, we also will withhold and pay to the IRS 28% of your distributions (under current law). Any tax withheld may be applied against the tax liability on your federal income tax return.

      Because your tax situation is unique, you should consult your tax professional about federal, state and local tax consequences.


                             MANAGEMENT OF THE FUND


      Marco Investment Management, LLC, 300 Atlanta Financial Center, 3343 Peachtree Road, NE, Atlanta, Georgia 30326, serves as investment advisor to the Fund. Steven Marco founded the advisor in 1998 to provide equity and fixed income portfolio management to a select group of private and institutional clients. As of January 31, 2006, the advisor managed over $785 million in assets. The advisor is 100% employee-owned.

      For its advisory services, the advisor is paid a fee at the annual rate of 1.00% of the Fund's average daily net assets. The advisor contractually has agreed to waive its fee and reimburse Fund expenses so that the Fund's total operating expenses, excluding brokerage fees and commissions, any 12b-1 fees, borrowing costs (such as interest and dividend expenses on securities sold short), taxes and extraordinary expenses, do not exceed 1.50% of the Fund's average daily net assets for the fiscal year ending November 30, 2006. For the fiscal year ended November 30, 2005, the advisor received an annual fee from the Fund equal to 0%, after waiving the entire amount of advisory fees due from the Fund, as a result of the contractual fee waiver/expense reimbursement agreement with the Fund.


      The advisor (not the Fund) may pay certain financial institutions a fee for providing distribution related services and/or for performing certain administrative servicing functions for Fund shareholders to the extent these institutions are allowed to do so by applicable statute, rule or regulation.

      A discussion of the factors that the Board of Trustees considered in approving the Fund's management agreement is included in the Fund's annual or semi-annual report, as applicable.

      Portfolio Managers: The advisor's investment committee is responsible for making investment decisions for the Fund. Steven Marco, Kenneth M. Ezell and Steven W. Fisher serve on the investment committee.

            Mr. Steven Marco, Chartered Financial Analyst, has the day-to-day responsibility for managing the Fund's portfolio and ultimate decision-making authority in selecting portfolio securities. Mr. Marco is the managing member of the advisor and guides the growth, development, and overall investment philosophy of the advisor. Prior to founding the advisor in 1998, Mr. Marco served as a portfolio manager for Bank of America from 1992 to 1998, where he managed portfolios for high net-worth individuals and institutional clients and advised clients on the use of derivative contracts to hedge risk for concentrated equity positions in taxable accounts. Mr. Marco graduated from Emory University with a BA in Economics and Political Science in 1990 and he received an MBA from Emory University in 1994.

            Mr. Kenneth M. Ezell, Chartered Financial Analyst, serves on the investment committee and makes recommendations with respect to the Fund's investments. Mr. Ezell is an executive vice president of the advisor responsible for managing traditional equity and balanced accounts, and he is responsible for managing the advisor's small-cap equity strategy. Mr. Ezell has over 20 years of investment management experience. From 1995 to 2000, Mr. Ezell was a portfolio manager with NewCrest Advisors, a Mitchell Hutchins Asset Management Co. subsidiary that was acquired by the advisor in 2000. Prior to joining NewCrest, Mr. Ezell served for ten years as a senior portfolio manager at NationsBank Investment Management managing portfolios for both high net-worth individuals and institutional clients. Mr. Ezell is a graduate, with honors, of Millsaps College where he received an undergraduate and a master's degree, each in Business Administration, in 1981 and 1984, respectively.

            Mr. Steven W. Fisher, Chartered Financial Analyst, also serves on the investment committee and makes recommendations with respect to the Fund's investments. Mr. Fisher is an executive vice president of the advisor and the senior portfolio manager responsible for the advisor's fixed income strategy. Mr. Fisher has over 30 years experience in the investment management industry. He began his career as a stock analyst and portfolio manager in 1971 with Lincoln National Bank in Indiana. Mr. Fisher joined NewCrest in 1982 (then called MH Edie Investment Counsel) and served in various positions, including as Managing Director and President. Mr. Fisher received a BS degree from Purdue University in 1967 and an MSBA degree from Indiana University in 1976.

      The Fund's Statement of Additional Information provides the following additional information about each portfolio manager of the Fund: (i) the compensation structure, (ii) a description of other accounts managed by the portfolio manager, and (iii) the portfolio manager's ownership of shares of the Fund.

                              FINANCIAL HIGHLIGHTS


      The following table is intended to help you better understand the Fund's financial performance since the inception of the Fund. Certain information reflects financial results for a single Fund share. Total return represents the rate you would have earned (or lost) on an investment in the Fund, assuming reinvestment of all dividends and distributions. The information for the period December 22, 2004 (commencement of Fund operations) through November 30, 2005 was audited by Cohen McCurdy, Ltd., whose report, along with the Fund's financial statements, are included in the Annual Report to Shareholders, available upon request without charge.

(For a share outstanding during the period)

                                                         Period ended
                                                       November 30, 2005 (a)
                                                       -----------------

Selected Per Share Data

Net asset value, beginning of period                     $      10.00
                                                         ------------
Income from investment operations
  Net investment income                                          0.01
  Net realized and unrealized gain (loss)                        0.55
                                                         ------------
Total from investment operations                                 0.56
                                                         ------------
Net asset value, end of period                           $      10.56
                                                         ============

Total Return (b)                                                 5.60% (c)

Ratios and Supplemental Data
Net assets, end of period (000)                          $      7,822
Ratio of expenses to average net assets                          1.50% (d)
Ratio of expenses to average net assets before
   waiver & reimbursement                                        5.07% (d)
Ratio of net investment income to average net
   assets                                                        0.13% (d)
Ratio of net investment income to average net
   assets before waiver & reimbursement                         (3.45%)(d)
Portfolio turnover rate                                        281.74%

(a) For the period December 22, 2004 (commencement of operations) to November 30, 2005.
(b) Total return in the above table represents the rate that investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(c)   Not annualized
(d)   Annualized.

                                 PRIVACY POLICY

      The following is a description of the Fund's policies regarding disclosure of nonpublic personal information that you provide to the Fund or that the Fund collects from other sources. In the event that you hold shares of the Fund through a broker-dealer or other financial intermediary, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared with nonaffiliated third parties.

      Categories of Information the Fund Collects. The Fund collects the following nonpublic personal information about you:

      o Information the Fund receives from you on applications or other forms, correspondence, or conversations (such as your name, address, phone number, social security number, and date of birth); and

      o Information about your transactions with the Fund, its affiliates, or others (such as your account number and balance, payment history, cost basis information, and other financial information).

      Categories of Information the Fund Discloses. The Fund does not disclose any nonpublic personal information about its current or former shareholders to unaffiliated third parties, except as required or permitted by law. The Fund is permitted by law to disclose all of the information it collects, as described above, to its service providers (such as the Fund's custodian, administrator, transfer agent, legal counsel and independent accountants) to process your transactions and otherwise provide services to you.

      Confidentiality and Security. The Fund restricts access to your nonpublic personal information to those persons who require such information to provide products or services to you. The Fund maintains physical, electronic, and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

                              FOR MORE INFORMATION

      You can find additional information about the Fund in the following documents:

            Annual and Semi Annual Reports: While the Prospectus describes the Fund's potential investments, the Annual and Semi Annual Reports detail the Fund's actual investments as of their report dates. The reports may include a discussion by Fund management of recent market conditions, economic trends, and investment strategies that significantly affected Fund performance during the reporting period.


            Statement of Additional Information ("SAI"): The Statement of Additional Information supplements the Prospectus and contains detailed information about the Fund and its investment restrictions, risks and policies and operations, including the Fund's policies and procedures relating to the disclosure of portfolio holdings by the Fund's affiliates. A current SAI for the Fund is on file with the Securities and Exchange Commission and is incorporated into this prospectus by reference, which means it is considered part of this Prospectus.


            You can get free copies of the current SAI and, when available, the Fund's Annual and Semi Annual Reports, by contacting Shareholder Services at 800-440-9341. You may also request other information about the Fund and make shareholder inquiries. As of the date of this prospectus, the Fund does not have an Internet website and, therefore, the Fund's SAI, annual and semi-annual reports are not made available at an Internet site.

            You may review and copy information about the Fund (including the SAI and other reports) at the Securities and Exchange Commission ("SEC") Public Reference Room in Washington, D.C. Call the SEC at 1-202-942-8090 for room hours and operation. You may also obtain reports and other information about the Fund on the EDGAR Database on the SEC's Internet site at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section of the SEC, Washington, D.C. 20549-0109.

                              ARCHER BALANCED FUND

                       STATEMENT OF ADDITIONAL INFORMATION


                                 March 31, 2006


      This Statement of Additional Information ("SAI") is not a prospectus. It should be read in conjunction with the Prospectus of Archer Balanced Fund dated March 31, 2006. A free copy of the Prospectus can be obtained by writing the transfer agent at Unified Fund Services, Inc., 431 North Pennsylvania Street, Indianapolis, Indiana 46204, or by calling Shareholder Services at (800) 238-7701.


                                TABLE OF CONTENTS
                                                                           PAGE
                                                                           ----

DESCRIPTION OF THE TRUST AND FUND.............................................2

ADDITIONAL INFORMATION ABOUT FUND INVESTMENTS AND RISK CONSIDERATIONS.........3

INVESTMENT LIMITATIONS.......................................................10

INVESTMENT ADVISOR...........................................................12

TRUSTEES AND OFFICERS........................................................13


CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES..........................16

PORTFOLIO TURNOVER...........................................................17

PORTFOLIO TRANSACTIONS AND BROKERAGE.........................................17

DISCLOSURE OF PORTFOLIO HOLDINGS.............................................18

PROXY VOTING POLICY..........................................................19

DETERMINATION OF NET ASSET VALUE.............................................20

REDEMPTION IN-KIND...........................................................21

STATUS AND TAXATION OF THE FUND..............................................21

CUSTODIAN....................................................................23

FUND SERVICES................................................................23

ACCOUNTANTS..................................................................23

DISTRIBUTOR..................................................................24

DISTRIBUTION PLAN............................................................24

FINANCIAL STATEMENTS.........................................................25

DESCRIPTION OF THE TRUST AND FUND

      Archer Balanced Fund (the "Fund") was organized as a diversified series of Unified Series Trust, an Ohio business trust (the "Trust"). The Trust is an open-end investment company established under the laws of Ohio by an Agreement and Declaration of Trust dated October 17, 2002 (the "Trust Agreement"). The Trust Agreement permits the Trustees to issue an unlimited number of shares of beneficial interest of separate series without par value. The Fund is one of a series of funds currently authorized by the Trustees. The investment advisor to the Fund is Archer Investment Corporation, Inc. (the "Advisor").

      Each share of the Fund represents an equal proportionate interest in the assets and liabilities belonging to the Fund and is entitled to such dividends and distributions out of income belonging to the Fund as are declared by the Trustees. Each share has the same voting and other rights and preferences as any other share of any series of the Trust for matters that affect the Trust as a whole. The Fund may offer additional classes of shares in the future.

      The Fund does not issue share certificates. All shares are held in non-certificate form registered on the books of the Fund and the Fund's transfer agent for the account of the shareholder. The shares do not have cumulative voting rights or any preemptive or conversion rights, and the Trustees have the authority from time to time to divide or combine the shares of any series into a greater or lesser number of shares of that series so long as the proportionate beneficial interest in the assets belonging to that series and the rights of shares of any other series are in no way affected. In case of any liquidation of a series, the holders of shares of the series being liquidated will be entitled to receive as a class a distribution out of the assets, net of the liabilities, belonging to that series. Expenses attributable to any series are borne by that series. Any general expenses of the Trust not readily identifiable as belonging to a particular series are allocated by or under the direction of the Trustees in such manner as the Trustees determine to be fair and equitable. No shareholder is liable to further calls or to assessment by the Trust without his or her express consent.

      Any Trustee of the Trust may be removed by vote of the shareholders holding not less than two-thirds of the outstanding shares of the Trust. The Trust does not hold an annual meeting of shareholders. When matters are submitted to shareholders for a vote, each shareholder is entitled to one vote for each whole share he owns and fractional votes for fractional shares he owns. All shares of the Fund have equal voting rights and liquidation rights. The Trust Agreement can be amended by the Trustees, except that any amendment that adversely affects the rights of shareholders must be approved by the shareholders affected. All shares of the Fund are subject to involuntary redemption if the Trustees determine to liquidate the Fund. An involuntary redemption will create a capital gain or a capital loss, which may have tax consequences about which you should consult your tax advisor.

      For information concerning the purchase and redemption of shares of the Fund, see "How to Buy Shares" and "How to Redeem Shares" in the Fund's Prospectus. For a description of the methods used to determine the share price and value of the Fund's assets, see "Determination of Net Asset Value" in the Fund's Prospectus and this SAI.

      The Fund may authorize one or more brokers or other intermediaries (an "Intermediary") to receive on its behalf purchase and redemption orders. Such Intermediaries would be authorized to designate others to receive purchase and redemption orders on the Fund's behalf. The Fund will be deemed to have received a purchase or redemption order when an authorized Intermediary or, if applicable, its authorized designee, receives the order.

      Customer orders will be priced at the Fund's net asset value next computed after they are received by an authorized Intermediary and accepted by the Fund. The performance of the Fund may be compared in publications to the performance of various indexes and investments for which reliable performance data is available. The performance of the Fund may be compared in publications to averages, performance rankings, or other information prepared by recognized mutual fund statistical services. The Fund's initial annual report will contain additional performance information and will be made available to investors upon request and without charge.

ADDITIONAL INFORMATION ABOUT FUND INVESTMENTS AND RISK CONSIDERATIONS

      This section contains additional information regarding some of the investments the Fund may make and some of the techniques it may use.

      A. Equity Securities. Equity securities include common stock and common stock equivalents (such as rights and warrants, and convertible securities). Warrants are options to purchase equity securities at a specified price valid for a specific time period. Rights are similar to warrants, but normally have a short duration and are distributed by the issuer to its shareholders.

      B. Preferred Stock. Preferred stock has a preference in liquidation (and, generally dividends) over common stock but is subordinated in liquidation to debt. As a general rule the market value of preferred stocks with fixed dividend rates and no conversion rights varies inversely with interest rates and perceived credit risk, with the price determined by the dividend rate. Some preferred stocks are convertible into other securities, (for example, common stock) at a fixed price and ratio or upon the occurrence of certain events. The market price of convertible preferred stocks generally reflects an element of conversion value. Because many preferred stocks lack a fixed maturity date, these securities generally fluctuate substantially in value when interest rates change; such fluctuations often exceed those of long term bonds of the same issuer. Some preferred stocks pay an adjustable dividend that may be based on an index, formula, auction procedure or other dividend rate reset mechanism. In the absence of credit deterioration, adjustable rate preferred stocks tend to have more stable market values than fixed rate preferred stocks. All preferred stocks are also subject to the same types of credit risks of the issuer as corporate bonds. In addition, because preferred stock is junior to debt securities and other obligations of an issuer, deterioration in the credit rating of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar yield characteristics. Preferred stocks may be rated by Standard & Poor's Corporation ("S&P") and Moody's Investors Services, Inc. ("Moody's") although there is no minimum rating which a preferred stock must have (and a preferred stock may not be rated) to be an eligible investment for the Fund. The Advisor expects, however, that generally the preferred stocks in which the Fund invests will be rated at least BBB by S&P or Baa by Moody's or, if unrated, of comparable quality in the opinion of the Advisor. Moody's rating with respect to preferred stocks does not purport to indicate the future status of payments of dividends.

      C. Depository Receipts. The Fund may invest in American Depository Receipts ("ADRs"). ADRs are receipts, issued by domestic banks, for shares of a foreign-based company that entitle the holder to dividends and capital gains on the underlying security. Generally, ADRs in registered form are designed for use in the U.S. securities market and ADRs in bearer form are designed for use in securities markets outside the U.S.

      Investing abroad also involves different political and economic risks. Foreign investments may be affected by actions of foreign governments adverse to the interests of U.S. investors, including the possibility of expropriation or nationalization of assets, confiscatory taxation, restrictions on U.S. investment or on the ability to repatriate assets or convert currency into U.S. dollars, or other government intervention. There may be a greater possibility of default by foreign governments or foreign government-sponsored enterprises. Investments in foreign countries also involve a risk of local political, economic or social instability, military action or unrest, or adverse diplomatic developments. There is no assurance that the Advisor will be able to anticipate or counter these potential events and their impacts on the Fund's share price.

      Prices of ADRs are quoted in U.S. dollars, and ADRs are traded in the U.S. on exchanges or over-the-counter. While ADRs do not eliminate all the risk associated with foreign investments, by investing in ADRs rather than directly in the stock of foreign issuers, the Fund will avoid currency risks during the settlement period for either purchases or sales. In general, there is a large, liquid market in the U.S. for ADRs quoted on a national securities exchange or on Nasdaq. The information available for ADRs is subject to the accounting, auditing and financial reporting standards of the U.S. market or exchange on which they are traded, which standards are more uniform and more exacting than those to which many foreign issuers may be subject.

      To the extent that the Fund acquires ADRs through banks that do not have a contractual relationship with the foreign issuer of the security underlying the ADR to issue and service such ADR, there may be an increased possibility that the Fund would not become aware of and be able to respond to corporate actions such as stock splits or rights offerings involving the foreign issuer in a timely manner.

      D. Exchange Traded Funds. Equity securities in which the Fund may invest also include exchange traded funds. Popular ETFs include SPDRs, DIAMONDS and QQQQs. SPDRs are S&P Depositary Receipts that represent ownership in the SPDR Trust, a unit investment trust that holds a portfolio of securities that closely tracks the price performance and dividend yield of the S&P 500 Composite Price Index. SPDRs trade on the American Stock Exchange under the symbol SPY. DIAMONDS represent ownership in the DIAMONDS Trust, a unit investment trust that serves as an index to the Dow Jones Industrial Average (the "Dow") in that its holding consists of the 30 component stocks of the Dow. DIAMONDS trade on the American Stock Exchange under the symbol DIA. QQQQs (NASDAQ-100 Index Tracking Stock) represent ownership in the NASDAQ-100 Trust, a unit investment trust that attempts to closely track the price and yield performance of the NASDAQ 100 Index by holding shares of all the companies in the Index. QQQQs trade on the American Stock Exchange under the symbol QQQQ. Exchange-traded products also include iShares, HOLDRs, Fidelity Select Portfolios, Select Sector SPDRs, Fortune e-50, Fortune 500, streetTRACKS and VIPERs.


      E. Real Estate Investment Trusts. The Fund may invest in real estate investment trusts ("REITs"). A REIT is a corporation or business trust that invests substantially all of its assets in interests in real estate. Equity REITs are those which purchase or lease land and buildings and generate income primarily from rental income. Equity REITs may also realize capital gains (or losses) when selling property that has appreciated (or depreciated) in value. Mortgage REITs are those which invest in real estate mortgages and generate income primarily from interest payments on mortgage loans. Hybrid REITs generally invest in both real property and mortgages. In addition, REITs are generally subject to risks associated with direct ownership of real estate, such as decreases in real estate values or fluctuations in rental income caused by a variety of factors, including increases in interest rates, increases in property taxes and other operating costs, casualty or condemnation losses, possible environmental liabilities and changes in supply and demand for properties. Risks associated with REIT investments include the fact that equity and mortgage REITs are dependent upon specialized management skills and are not fully diversified. These characteristics subject REITs to the risks associated with financing a limited number of projects. They are also subject to heavy cash flow dependency, defaults by borrowers and self-liquidation. Additionally, equity REITs may be affected by any changes in the value of the underlying property owned by the trusts, and mortgage REITs may be affected by the quality of any credit extended.

      F. Fixed Income Securities. The Fund may invest in investment grade fixed income securities. Fixed income securities include corporate debt securities, high yield debt securities, convertible debt securities, municipal securities, U.S. government securities, mortgage-backed securities, zero coupon bonds, financial industry obligations, repurchase agreements, and participation interests in such securities. Preferred stock and certain common stock equivalents may also be considered to be fixed income securities. Fixed income securities are generally considered to be interest rate sensitive, which means that their value will generally decrease when interest rates rise and increase when interest rates fall. Securities with shorter maturities, while offering lower yields, generally provide greater price stability than longer term securities and are less affected by changes in interest rates. The Advisor considers fixed income securities investment grade quality if they are rated at the time of purchase BBB/Baa by S&P or Moody's, or if unrated, determined by the Advisor to be of comparable quality. Investment grade municipal securities generally have adequate to strong protection of principal and interest payments. In the lower end of this category, credit quality may be more susceptible to potential future changes in circumstances and the securities have speculative elements.

            1. Corporate Debt Securities. The Fund may invest in corporate debt securities. These are bonds or notes issued by corporations and other business organizations, including business trusts, in order to finance their credit needs. Corporate debt securities include commercial paper which consists of short term (usually from 1 to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations. Investment grade debt securities generally have adequate to strong protection of principal and interest payments. In the lower end of this category, credit quality may be more susceptible to potential future changes in circumstances and the securities have speculative elements. If the rating of a security drops below investment grade, the Advisor will dispose of the security as soon as practicable (depending on market conditions) unless the Advisor determines based on its own credit analysis that the security provides the opportunity of meeting the Fund's objective without presenting excessive risk.


            2. Reverse Convertible Notes. The Fund may invest in reverse convertible notes. Reverse convertible notes are short-term notes (i.e., with maturities of 1 year or less) that are linked to individual equity securities or broad market indices (e.g., the Nasdaq 100, S&P 500, etc), and which make regular interest payments, but also have a put option attached which is exercisable only if the price of the related equity security drops below a stated price. Reverse convertible notes offer limited protection against falling prices in the equity security to which they are linked by allowing for price decreases up to a predetermined amount while still providing a return of principal at maturity. At maturity, the investor has the option of receiving the amount of the principal, or a fixed number of the linked security if the security closed below the limit price at any time from the valuation date to the settlement date (the valuation date is typically four days prior to the settlement date). Reverse convertible notes are subject to similar risks as those of the linked equity securities, such as the risk that the price of the related security may fall significantly, causing the value of the note to drop. In addition, reverse convertible notes typically do not have the same price appreciation potential as the linked securities because, at maturity, the value of the note may not appreciate above the initial principal amount. If a reverse convertible note is sold prior to maturity, the redemption price may be less than the original investment amount.

            3. High Yield Debt Securities ("Junk Bonds"). The Fund may invest up to 5% of its assets (at the time of purchase) in securities that are rated below investment grade. The widespread expansion of government, consumer and corporate debt within the U.S. economy has made the corporate sector, especially cyclically sensitive industries, more vulnerable to economic downturns or increased interest rates. An economic downturn could severely disrupt the market for high yield securities and adversely affect the value of outstanding securities and the ability of the issuers to repay principal and interest.

                  The prices of high yield securities have been found to be more sensitive to interest rate changes than higher-rated investments, and more sensitive to adverse economic changes or individual corporate developments. Also, during an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which would adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals, and to obtain additional financing. If the issuer of a security owned by the Fund defaulted, the Fund could incur additional expenses to seek recovery. In addition, periods of economic uncertainty and changes can be expected to result in increased volatility of market prices of high yield securities and the Fund's net asset value. Furthermore, in the case of high yield securities structured as zero coupon or pay-in-kind securities, their market prices are affected to a greater extent by interest rate changes and thereby tend to be more volatile than securities which pay interest periodically and in cash. High yield securities also present risks based on payment expectations. For example, high yield securities may contain redemption or call provisions. If an issuer exercises these provisions in a declining interest rate market, the Fund would have to replace the security with a lower yielding security, resulting in a decreased return for investors. Conversely, a high yield security's value will decrease in a rising interest rate market, as will the value of the Fund's assets. If the Fund experiences unexpected net redemptions, this may force it to sell its high yield securities without regard to their investment merits, thereby decreasing the asset base upon which the Fund's expenses can be spread and possibly reducing the Fund's rate of return.

                  In addition, to the extent that there is no established retail secondary market, there may be thin trading of high yield securities, and this may have an impact on the Fund's ability to accurately value high yield securities and the Fund's assets and on the Fund's ability to dispose of the securities. Adverse publicity and investor perception, whether or not based on fundamental analysis, may decrease the values and liquidity of high yield securities especially in a thinly traded market.

                  There are also special tax considerations associated with investing in high yield securities structured as zero coupon or pay-in-kind securities. For example, the Fund reports the interest on these securities as income even though it receives no cash interest until the security's maturity or payment date. Also, the shareholders are taxed on this interest even if the Fund does not distribute cash to them. Therefore, in order to pay taxes on this interest, shareholders may have to redeem some of their shares to pay the tax or the Fund may sell some of its assets to distribute cash to shareholders. These actions are likely to reduce the Fund's assets and may thereby increase its expense ratio and decrease its rate of return.

                  Finally, there are risks involved in applying credit ratings as a method for evaluating high yield securities. For example, credit ratings evaluate the safety of principal and interest payments, not market value risk of high yield securities. Also, since credit rating agencies may fail to timely change the credit ratings to reflect subsequent events, the Fund (in conjunction with the Advisor) will continuously monitor the issuers of high yield securities to determine if the issuers will have sufficient cash flow and profits to meet required principal and interest payments, and to assure the securities liquidity so the Fund can meet redemption requests.

                  A description of the rating categories is contained in the Appendix.

            4. Convertible Securities. The Fund may invest in convertible securities. Convertible securities are securities that may be exchanged or converted into a predetermined number of the issuer's underlying common shares, the common shares of another company or that are indexed to an unmanaged market index at the option of the holder during a specified time period. Convertible securities may take the form of convertible preferred stock, convertible bonds or debentures, stock purchase warrants, zero-coupon bonds or liquid-yield option notes, Eurodollar convertible securities, convertible securities of foreign issuers, stock index notes, or a combination of the features of these securities. Prior to conversion, convertible securities have the same general characteristics as non-convertible debt securities and provide a stable stream of income with generally higher yields than those of equity securities of the same or similar issuers. When the market price of a common stock underlying a convertible security increases, the price of the convertible security increasingly reflects the value of the underlying common stock and may rise accordingly. As the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis and thus may not depreciate to the same extent as the underlying common stock. Convertible securities are ranked senior to common stock on an issuer's capital structure and they are usually of higher quality and normally entail less risk than the issuer's common stock, although the extent to which risk is reduced depends in large measure on the degree to which convertible securities sell above their value as fixed income securities.

            5. U.S. Government Securities. U.S. government securities may be backed by the credit of the government as a whole or only by the issuing agency. U.S. Treasury bonds, notes, and bills and some agency securities, such as those issued by the Federal Housing Administration and the Government National Mortgage Association (GNMA), are backed by the full faith and credit of the U.S. government as to payment of principal and interest and are the highest quality government securities. Other securities issued by U.S. government agencies or instrumentalities, such as securities issued by the Federal National Mortgage Association (FNMA) and the Federal Home Loan Mortgage Corporation, are supported only by the credit of the agency that issued them, and not by the U.S. government. Securities issued by the Federal Farm Credit System, the Federal Land Banks, and the Federal Home Loan Banks are supported by the agency's right to borrow money from the U.S. Treasury under certain circumstances, but are not backed by the full faith and credit of the U.S. government.

            6. Mortgage-Backed Securities. Mortgage-backed securities represent an interest in a pool of mortgages. These securities, including securities issued by FNMA and GNMA, provide investors with payments consisting of both interest and principal as the mortgages in the underlying mortgage pools are repaid. Unscheduled or early payments on the underlying mortgages may shorten the securities' effective maturities. The average life of securities representing interests in pools of mortgage loans is likely to be substantially less than the original maturity of the mortgage pools as a result of prepayments or foreclosures of such mortgages. Prepayments are passed through to the registered holder with the regular monthly payments of principal and interest, and have the effect of reducing future payments. To the extent the mortgages underlying a security representing an interest in a pool of mortgages are prepaid, the Fund may experience a loss (if the price at which the respective security was acquired by the Fund was at a premium over par, which represents the price at which the security will be sold upon prepayment). In addition, prepayments of such securities held by the Fund will reduce the share price of the Fund to the extent the market value of the securities at the time of prepayment exceeds their par value. Furthermore, the prices of mortgage-backed securities can be significantly affected by changes in interest rates. Prepayments may occur with greater frequency in periods of declining mortgage rates because, among other reasons, it may be possible for mortgagors to refinance their outstanding mortgages at lower interest rates. In such periods, it is likely that any prepayment proceeds would be reinvested by the Fund at lower rates of return.

                  In addition, the Fund may invest in CMOs. CMOs are securities collateralized by mortgages or mortgage-backed securities. CMOs are issued with a variety of classes or series, which have different maturities and are often retired in sequence. CMOs may be issued by governmental or non-governmental entities such as banks and other mortgage lenders. Non-government securities may offer a higher yield but also may be subject to greater price fluctuation than government securities. Investments in CMOs are subject to the same risks as direct investments in the underlying mortgage and mortgage-backed securities. In addition, in the event of a bankruptcy or other default of an entity who issued the CMO held by the Fund, the Fund could experience both delays in liquidating its position and losses. Certain types of CMOs pay no interest for a period of time and therefore present risks similar to zero coupon bonds.

            7. Zero Coupon and Pay in Kind Bonds. Corporate debt securities and municipal obligations include so-called "zero coupon" bonds and "pay-in-kind" bonds. Zero coupon bonds do not make regular interest payments. Instead they are sold at a deep discount from their face value. The Fund will accrue income on such bonds for tax and accounting purposes, in accordance with applicable law. This income will be distributed to shareholders. Because no cash is received at the time such income is accrued, the Fund may be required to liquidate other portfolio securities to satisfy its distribution obligations. Because a zero coupon bond does not pay current income, its price can be very volatile when interest rates change. In calculating its dividend, the Fund takes into account as income a portion of the difference between a zero coupon bond's purchase price and its face value.

                  Zero coupon bonds may be issued by municipalities, including states, territories and possessions of the United States, the District of Columbia and their political subdivisions, agencies, instrumentalities and authorities, as well as other qualifying issuers (including the U.S. Virgin Islands, Puerto Rico and Guam). The income from municipal securities typically is exempt from regular federal income tax and. Municipal securities are issued to obtain funds to construct, repair or improve various public facilities such as airports, bridges, highways, hospitals, housing, schools, streets and water and sewer works, to pay general operating expenses or to refinance outstanding debts. They also may be issued to finance various private activities, including the lending of funds to public or private institutions for construction of housing, educational or medical facilities or the financing of privately owned or operated facilities. In order to be tax-exempt, municipal securities must meet certain legal requirements. Failure to meet such requirements may cause the interest received and distributed by the Fund to shareholders to be taxable. Changes or proposed changes in federal tax laws may also cause the prices of municipal securities to fall.

                  The Federal Reserve creates STRIPS (Separate Trading of Registered Interest and Principal of Securities) by separating the coupon payments and the principal payment from an outstanding Treasury security and selling them as individual securities. A broker-dealer creates a derivative zero by depositing a Treasury security with a custodian for safekeeping and then selling the coupon payments and principal payment that will be generated by this security separately. Examples are Certificates of Accrual on Treasury Securities
(CATs), Treasury Investment Growth Receipts (TIGRs) and generic Treasury Receipts (TRs). These derivative zero coupon obligations are not considered to be government securities unless they are part of the STRIPS program. Original issue zeros are zero coupon securities issued directly by the U.S. government, a government agency or by a corporation.

                  Pay-in-kind bonds allow the issuer, at its option, to make current interest payments on the bonds either in cash or in additional bonds. The value of zero coupon bonds and pay-in-kind bonds is subject to greater fluctuation in response to changes in market interest rates than bonds which make regular payments of interest. Both of these types of bonds allow an issuer to avoid the need to generate cash to meet current interest payments. Accordingly, such bonds may involve greater credit risks than bonds which make regular payment of interest. Even though zero coupon bonds and pay-in-kind bonds do not pay current interest in cash, the applicable Fund is required to accrue interest income on such investments and to distribute such amounts at least annually to shareholders. Thus, the Fund could be required at times to liquidate other investments in order to satisfy its dividend requirements.

      G. Financial Service Industry Obligations. Financial service industry obligations include among others, the following:

            1. Certificates of Deposit. Certificates of deposit (CDs) are negotiable certificates evidencing the indebtedness of a commercial bank or a savings and loan association to repay funds deposited with it for a definite period of time (usually from 14 days to 1 year) at a stated or variable interest rate. However, the Fund may also invest in CDs that require a third party, such as a dealer or bank, to repurchase the CD for its face value upon demand. The Fund treats such CDs as short-term securities, even though their stated maturity may extend beyond one year.

            2. Time Deposits. Time deposits are non-negotiable deposits maintained in a banking institution or a savings and loan association for a specified period of time at a stated interest rate. Time deposits are considered to be illiquid prior to their maturity.

            3. Bankers' Acceptances. Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft which has been drawn on it by a customer, which instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity.

      H. Repurchase Agreements. The Fund may invest in repurchase agreements fully collateralized by obligations issued by the U.S. Government or by agencies of the U.S. Government ("U.S. Government Obligations"). A repurchase agreement is a short term investment in which the purchaser (i.e., the Fund) acquires ownership of a U.S. Government Obligation (which may be of any maturity) and the seller agrees to repurchase the obligation at a future time at a set price, thereby determining the yield during the purchaser's holding period (usually not more than 7 days from the date of purchase). The repurchase price exceeds the sale price, reflecting the Fund's return on the transaction. This return is unrelated to the interest rate on the underlying security. Any repurchase transaction in which the Fund engages will require full collateralization of the seller's obligation during the entire term of the repurchase agreement. In the event of a bankruptcy or other default of the seller, the Fund could experience both delays in liquidating the underlying security and losses in value. However, the Fund intends to enter into repurchase agreements only with the Trust's custodian, other banks with assets of $1 billion or more and registered securities dealers determined by the Advisor to be creditworthy.

            The Trust's custodian will take possession of the Fund's securities subject to repurchase agreements. The Advisor or custodian will monitor the value of the underlying security each day to ensure that the value of the security always equals or exceeds the repurchase price. Repurchase agreements are also subject to credit risks.

      I. Reverse Repurchase Agreements. The Fund may borrow funds for temporary purposes by entering into reverse repurchase agreements. Pursuant to such agreements, the Fund would sell portfolio securities to financial institutions such as banks and broker/dealers and agree to repurchase them at a mutually agreed-upon date and price. The Fund intends to enter into reverse repurchase agreements only to avoid selling securities to meet redemptions during market conditions deemed unfavorable by the Advisor. At the time the Fund enters into a reverse repurchase agreement, it will place in a segregated custodial account assets, such as liquid high quality debt securities, having a value not less than 100% of the repurchase price (including accrued interest), and will subsequently monitor the account to ensure that such required value is maintained. Reverse repurchase agreements involve the risk that the market value of the securities sold by the Fund may decline below the price at which the Fund is obligated to repurchase the securities. Reverse repurchase agreements are considered to be borrowings by an investment company under the Investment Company Act of 1940, as amended (the "1940 Act").

INVESTMENT LIMITATIONS

      A. Fundamental. The investment limitations described below have been adopted by the Trust with respect to the Fund and are fundamental ("Fundamental"), i.e., they may not be changed without the affirmative vote of a majority of the outstanding shares of the Fund. As used in the Prospectus and this SAI, the term "majority of the outstanding shares" of the Fund means the lesser of (1) 67% or more of the outstanding shares of the Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented at such meeting; or (2) more than 50% of the outstanding shares of the Fund. Other investment practices which may be changed by the Board of Trustees without the approval of shareholders to the extent permitted by applicable law, regulation or regulatory policy are considered non-fundamental ("Non-Fundamental").

            1. Borrowing Money. The Fund will not borrow money, except (a) from a bank, provided that immediately after such borrowing there is an asset coverage of 300% for all borrowings of the Fund; or (b) from a bank or other persons for temporary purposes only, provided that such temporary borrowings are in an amount not exceeding 5% of the Fund's total assets at the time when the borrowing is made. This limitation does not preclude the Fund from entering into reverse repurchase transactions, provided that the Fund has an asset coverage of 300% for all borrowings and repurchase commitments of the Fund pursuant to reverse repurchase transactions.

            2. Senior Securities. The Fund will not issue senior securities. This limitation is not applicable to activities that may be deemed to involve the issuance or sale of a senior security by the Fund, provided that the Fund's engagement in such activities is consistent with or permitted by the 1940 Act, the rules and regulations promulgated thereunder or interpretations of the Securities and Exchange Commission ("SEC") or its staff.

            3. Underwriting. The Fund will not act as underwriter of securities issued by other persons. This limitation is not applicable to the extent that, in connection with the disposition of portfolio securities (including restricted securities), the Fund may be deemed an underwriter under certain federal securities laws.

            4. Real Estate. The Fund will not purchase or sell real estate. This limitation is not applicable to investments in marketable securities which are secured by or represent interests in real estate. This limitation does not preclude the Fund from investing in mortgage-related securities or investing in companies engaged in the real estate business or that have a significant portion of their assets in real estate (including real estate investment trusts).

            5. Commodities. The Fund will not purchase or sell commodities unless acquired as a result of ownership of securities or other investments. This limitation does not preclude the Fund from purchasing or selling options or futures contracts, from investing in securities or other instruments backed by commodities or from investing in companies which are engaged in a commodities business or have a significant portion of their assets in commodities.

            6. Loans. The Fund will not make loans to other persons, except (a) by loaning portfolio securities, (b) by engaging in repurchase agreements, or
(c) by purchasing nonpublicly offered debt securities. For purposes of this limitation, the term "loans" shall not include the purchase of a portion of an issue of publicly distributed bonds, debentures or other securities.

            7. Concentration. The Fund will not invest 25% or more of its total assets in a particular industry. This limitation is not applicable to investments in obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities or repurchase agreements with respect thereto.

            8. Diversification. With respect to 75% of its total assets, the Fund will not purchase securities issued by any one issuer (other than cash, cash items, or securities issued or guaranteed by the government of the United States or its agencies or instrumentalities) if, as a result at the time of such purchase, more than 5% of the value of the Fund's total assets would be invested in the securities of that issuer, or if it would own more than 10% of the outstanding voting securities of that issuer.

      With respect to the percentages adopted by the Trust as maximum limitations on its investment policies and limitations, an excess above the fixed percentage will not be a violation of the policy or limitation unless the excess results immediately and directly from the acquisition of any security or the action taken. This paragraph does not apply to the borrowing policy set forth in paragraph 1 above.

      Notwithstanding any of the foregoing limitations, any investment company, whether organized as a trust, association or corporation, or a personal holding company, may be merged or consolidated with or acquired by the Trust, provided that if such merger, consolidation or acquisition results in an investment in the securities of any issuer prohibited by said paragraphs, the Trust shall, within ninety days after the consummation of such merger, consolidation or acquisition, dispose of all of the securities of such issuer so acquired or such portion thereof as shall bring the total investment therein within the limitations imposed by said paragraphs above as of the date of consummation.

      B. Non-Fundamental. The following limitations have been adopted by the Trust with respect to the Fund and are Non-Fundamental (see "Investment Limitations - Fundamental" above).

            1. Pledging. The Fund will not mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any assets of the Fund except as may be necessary in connection with borrowings described in limitation (1) above. Margin deposits, security interests, liens and collateral arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investments and techniques are not deemed to be a mortgage, pledge or hypothecation of assets for purposes of this limitation.

            2. Margin Purchases. The Fund will not purchase securities or evidences of interest thereon on "margin." This limitation is not applicable to short-term credit obtained by the Fund for the clearance of purchases and sales or redemption of securities, or to arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investments and techniques.

            3. Illiquid Securities. The Fund will not purchase illiquid securities which cannot be sold in the ordinary course of business or due to contractual or legal restrictions on resale.

            4. Loans of Portfolio Securities. The Fund will not make loans of portfolio securities.

INVESTMENT ADVISOR

      The Advisor is Archer Investment Corporation, Inc. The Fund's portfolio manager is the principal shareholder of the Advisor.

      Under the terms of the management agreement (the "Agreement"), the Advisor manages the Fund's investments subject to approval of the Board of Trustees. As compensation for its management services, the Fund is obligated to pay the Advisor a fee computed and accrued daily and paid monthly at an annual rate of 0.75% of the average daily net assets of the Fund. The Advisor contractually has agreed to waive its fee and/or reimburse the Fund, but only to the extent necessary to maintain the Fund's total annual operating expenses, excluding brokerage fees and commissions, any 12b-1 fees, borrowing costs (such as interest and dividend expenses on securities sold short), taxes and extraordinary expenses, at 1.20% of its average daily net assets through August 31, 2007. Each waiver or reimbursement by the advisor is subject to repayment by the Fund within the three fiscal years following the fiscal year in which that particular waiver or reimbursement occurred; provided that the Fund is able to make the repayment without exceeding the 1.20% expense limitation.

      The Agreement was approved by the Board of Trustees, including a majority of Trustees who are not interested persons of the Trust or interested parties to the Agreement (collectively, the "Independent Trustees" and, each an "Independent Trustee"), at in-person meeting held on June 13, 2005. In determining whether to approve the Agreement, the Board requested and reviewed materials furnished by the Advisor in advance of the meeting, including current financial statements for the Advisor's principal shareholder and an investment questionnaire describing its investment strategy.

      In considering the Agreement, the Trustees primarily considered that: (1) the Fund's portfolio manager has substantial experience providing investment advisory and broker-dealer services to a large client base; (2) the Fund's portfolio manager has 3 years' experience in successfully providing investment advice to private clients with approximately $9.5 million in assets using the same balanced investment strategy that he will use to manage the Fund; and (3) the Advisor contractually has agreed to cap the Fund's expenses for its initial two fiscal years. The Trustees considered that the Advisor likely will enter into soft dollar arrangements pursuant to which it would direct Fund brokerage to broker-dealers in exchange for research services provided to the Advisor or the Fund.

      As a result of their considerations, the Trustees, including the Independent Trustees voting separately, unanimously determined that the proposed Agreement is in the best interests of the Fund and its shareholders.

      The Advisor may make payments to banks or other financial institutions that provide shareholder services and administer shareholder accounts. If a bank or other financial institution were prohibited from continuing to perform all or a part of such services, management of the Fund believes that there would be no material impact on the Fund or its shareholders. Banks and other financial institutions may charge their customers fees for offering these services to the extent permitted by applicable regulatory authorities, and the overall return to those shareholders availing themselves of the bank services may be lower than to those shareholders who do not. The Fund may from time to time purchase securities issued by banks and other financial institutions which provide such services; however, in selecting investments for the Fund, no preference will be shown for such securities.

About the Portfolio Manager

      Troy C. Patton, Managing Director of the Advisor, serves as the portfolio manager of the Fund solely responsible for making investment decisions for the Fund ("Portfolio Manager"). As of the date of this SAI, the Portfolio Manager exclusively managed the Fund and was not responsible for the portfolio management of any other client account.

      The Portfolio Manager, as owner of the Advisor, is entitled to receive a share of the net profits, if any, for from the Advisor's operations. The Portfolio Manager does not expect to receive any compensation from the Advisor with respect to the Fund during the initial fiscal year of the Fund as a result of the Advisor's contractual agreement to cap Fund expenses.

      The Portfolio Manager may carry on investment activities for his own account(s) and/or the accounts of immediate family members; as a result, the Portfolio Manager may engage in activities other than on behalf of the Fund. Conflicts may arise as a result of the Portfolio Manager's differing economic interests in respect of such activities, such as with respect to allocating investment opportunities. Pursuant to the Code of Ethics adopted by each of the Trust and the Advisor, the Portfolio Manager is prohibited from effecting transactions for his personal accounts which are contrary to recommendations being made to the Fund. In addition, the Portfolio Manager is prohibited from competing with the Fund in connection with such transactions.


      As of March 15, 2006, the Portfolio Manager owned shares of the Fund in the following range $50,000 - $100,000.


TRUSTEES AND OFFICERS

      The Board of Trustees supervises the business activities of the Trust. Each Trustee serves as a trustee until termination of the Trust unless the Trustee dies, resigns, retires or is removed.

      The following table provides information regarding the Independent
Trustees.


--------------------------------------------------------------------------------------------------------------------
Name, Address*, (Date of Birth), Position with      Principal Occupation During Past 5 Years
Trust,** and Term of Position                       and Other  Directorships
--------------------------------------------------------------------------------------------------------------------
Gary E. Hippenstiel (1947)                          Director, Vice President and Chief Investment Officer of
                                                    Legacy Trust Company, N.A. since 1992; Non-voting Chairman of
Independent Trustee, December 2002 to present       Investment Committee of WH Donner Foundation and WH Donner
                                                    Canadian Foundation since June 2005; Trustee of  AmeriPrime
                                                    Advisors Trust from July 2002 to November 2005; Trustee of
                                                    Access Variable Insurance Trust from April 2003 to August
                                                    2005; Trustee of AmeriPrime Funds from 1995 to July 2005;
                                                    Trustee of CCMI Funds from June 2003 to March 2005.
--------------------------------------------------------------------------------------------------------------------
Stephen A. Little (1946)                            President and founder of The Rose, Inc., a registered
                                                    investment advisor, since April 1993; Trustee of AmeriPrime
Chairman, December 2004 to present; Independent     Advisors Trust from November 2002 to November 2005; Trustee of
Trustee, December 2002 to present                   AmeriPrime Funds from December 2002 to July 2005; Trustee of
                                                    CCMI Funds from June 2003 to March 2005.
--------------------------------------------------------------------------------------------------------------------
Daniel J. Condon (1950)                             President of International Crankshaft Inc., an automotive
                                                    equipment manufacturing company, since 2004, Vice President
Independent Trustee, December 2002 to present       and General Manager from 1990 to 2003; Trustee of AmeriPrime
                                                    Advisors Trust from November 2002 to November 2005; Trustee of
                                                    The Unified Funds from 1994 to 2002; Trustee of Firstar Select
                                                    Funds, a REIT mutual fund, from 1997 to 2000; Trustee of
                                                    AmeriPrime Funds from December 2002 to July 2005; Trustee of
                                                    CCMI Funds from June 2003 to March 2005.
--------------------------------------------------------------------------------------------------------------------

*     The address for each trustee is 431 N. Pennsylvania St., Indianapolis, IN
      46204.
**    The Trust currently consists of 34 series.

      The Trust's audit committee consists of the Independent Trustees. The audit committee is responsible for overseeing the Fund's accounting and financial reporting policies and practices, its internal controls and, as appropriate, the internal controls of certain service providers; overseeing the quality and objectivity of the Fund's financial statements and the independent audit of the financial statements; and acting as a liaison between the Fund's independent auditors and the full Board of Trustees. The Audit Committee met six times during the year ended December 31, 2005.

      The following table provides information regarding each Trustee who is an "interested person" of the Trust, as defined in the 1940 Act, and each officer of the Trust.

---------------------------------------------------------------------------------------------------------------------
Name, Address*, (Date of Birth), Position with       Principal Occupation During Past 5 Years
Trust,** Term of Position with Trust                 and Other Directorships
---------------------------------------------------------------------------------------------------------------------
Ronald C. Tritschler (1952)***                       Chief Executive Officer, Director and Legal Counsel of The
                                                     Webb Companies, a national real estate company, since 2001,
Trustee, December 2002 to present                    Executive Vice President and Director from 1990 to 2000;
                                                     Director of First State Financial since 1998; Director, Vice
                                                     President and Legal Counsel of The Traxx Companies, an owner and operator of convenience stores, since 1989; Trustee of
                                                     AmeriPrime Advisors Trust from November 2002 to November 2005;
                                                     Trustee of AmeriPrime Funds from December 2002 to July 2005;
                                                     Trustee of CCMI Funds from June 2003 to March 2005.
---------------------------------------------------------------------------------------------------------------------
Anthony J. Ghoston (1959)                            President of Unified Fund Services, Inc., the Trust's
                                                     administrator, since June 2005, Executive Vice President from
President, July 2004 to present                      June 2004 to June 2005, Senior Vice President from April 2003 to June 2004; Senior Vice President and Chief Information
                                                     Officer of Unified Financial Services, Inc., the parent
                                                     company of the Trust's administrator and distributor, from
                                                     1997 to November 2004; President of AmeriPrime Advisors Trust
                                                     from July 2004 to November 2005; President of AmeriPrime Funds
                                                     from July 2004 to July 2005; President of CCMI Funds from July
                                                     2004 to March 2005.
---------------------------------------------------------------------------------------------------------------------
Freddie Jacobs, Jr., CPA (1970)                      Vice President of Unified Fund Services, Inc., the Trust's
                                                     administrator, since December 2003; Assistant Vice President
Chief Financial Officer and Treasurer, July 2005 to  of U.S. Bancorp Fund Services LLC from 2000 to December 2003,
present; Secretary, September 2004 to June 2005;     Trust Officer from 1998 to 2000; Chief Financial Officer and
Assistant Secretary, July 2005 to present            Treasurer of AmeriPrime Advisors Trust from July 2005 to
                                                     November 2005; Secretary of AmeriPrime Funds and AmeriPrime
                                                     Advisors Trust from September 2004 to June 2005; Secretary of
                                                     CCMI Funds from September 2004 to March 2005; Principal
                                                     Accounting Officer of Lindbergh Funds from February 2004 to
                                                     February 2005.
---------------------------------------------------------------------------------------------------------------------
Lynn E. Wood (1946)                                  Chief Compliance Officer of AmeriPrime Advisors Trust from
                                                     October 2004 to November 2005; Chief Compliance Officer of
Chief Compliance Officer, October 2004 to present    AmeriPrime Funds from October 2004 to July 2005; Chief
                                                     Compliance Officer of  CCMI Funds from October 2004 to March
                                                     2005; Chief Compliance Officer of Unified Financial
                                                     Securities, Inc., the Trust's distributor, from 1997 to 2000 and 2004 to 2005 Chairman from 1997 to December 2004,
                                                     President from 1997 to 2000; Director of Compliance of Unified
                                                     Fund Services, Inc., the Trust's administrator, from October
                                                     2003 to September 2004; Chief Compliance Officer of Unified
                                                     Financial Services, Inc., the parent company of the Trust's administrator and distributor, from 2000 to 2004.
---------------------------------------------------------------------------------------------------------------------
Heather A. Barnes (1975)                             Employed by Unified Fund Services, Inc., the Trust's
Secretary, July 2005 to present                      administrator, since January 2004 and from December 1999 to
                                                     January 2002; Regional Administrative Assistant of The
                                                     Standard Register Company from February 2003 to January 2004;
                                                     Full time student at Indiana University from January 2002 to
                                                     June 2002; Secretary of AmeriPrime Advisors Trust from July
                                                     2005 to November 2005.
---------------------------------------------------------------------------------------------------------------------

* The address for each of the trustees and officers is 431 N. Pennsylvania St., Indianapolis, IN 46204.
**    The Trust currently consists of 34 series.
*** Mr. Tritschler may be deemed to be an "interested person" of the Trust because he has an ownership interest in Unified Financial Services, Inc., the parent company of the distributor of certain series in the Trust.

      The following table provides information regarding shares of the Fund and other portfolios of the Trust owned by each Trustee as of December 31, 2005.

--------------------------------------------------------------------------------------------------------------
                                                                   Aggregate Dollar Range of Shares of All
               Trustee             Dollar Range of Fund Shares             Funds Within the Trust*
--------------------------------------------------------------------------------------------------------------
Gary E. Hippenstiel                            None                                  None
--------------------------------------------------------------------------------------------------------------
Ronald Tritschler                              None                                  None
--------------------------------------------------------------------------------------------------------------
Stephen Little                                 None                                  None
--------------------------------------------------------------------------------------------------------------
Daniel Condon                                  None                                  None
--------------------------------------------------------------------------------------------------------------

*     The Trust currently consists of 34 series.

      Set forth below are estimates of the annual compensation to be paid to the Trustees and officers by each series in the Trust on an individual basis and by the Trust on an aggregate basis. Trustees' and officers' fees and expenses are Trust expenses and each series incurs its expenses at the same rate.


====================================================================================================================
                                         Aggregate          Pension or       Estimated Annual   Total Compensation
                                       Compensation         Retirement        Benefits Upon        from Trust*
       Independent Trustees            from the Fund     Benefits Accrued       Retirement
                                                          As Part of Fund
                                                             Expenses
--------------------------------------------------------------------------------------------------------------------
Gary E. Hippenstiel, Trustee and          $1,324                $0                  $0               $45,000
Chairman of the Audit Committee
--------------------------------------------------------------------------------------------------------------------
Stephen A. Little, Chairman of the        $1,324                $0                  $0               $45,000
Board
--------------------------------------------------------------------------------------------------------------------
Daniel Condon, Trustee                    $1,029                $0                  $0               $35,000
====================================================================================================================

====================================================================================================================
   Non-Independent Trustees and          Aggregate          Pension or       Estimated Annual   Total Compensation
             Officers                  Compensation         Retirement        Benefits Upon        from Trust*
                                       from the Fund     Benefits Accrued       Retirement
                                                          As Part of Fund
                                                             Expenses
--------------------------------------------------------------------------------------------------------------------
Ronald C. Tritschler, Trustee             $1,029                $0                  $0               $35,000
--------------------------------------------------------------------------------------------------------------------
Anthony Ghoston, President and CEO          $0                  $0                  $0                  $0
====================================================================================================================
Freddie Jacobs, CFO and Treasurer           $0                  $0                  $0                  $0
====================================================================================================================
Lynn Wood, Chief Compliance Officer       $4,265                $0                  $0               $145,000
--------------------------------------------------------------------------------------------------------------------
Heather Barnes, Secretary                   $0                  $0                  $0                  $0
====================================================================================================================


*     The Trust currently consists of 34 series.


CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES


      A principal shareholder is any person who owns (either of record or beneficially) 5% or more of the outstanding shares of the Fund. A control person is one who owns, either directly or indirectly, more than 25% of the voting securities of the Fund or acknowledges the existence of such control. As a controlling shareholder, each of these persons could control the outcome of any proposal submitted to the shareholders for approval, including changes to the Fund's fundamental policies or the terms of the management agreement with the Advisor. At commencement, the Fund did not have any control persons or principal shareholders. As of March 29, 2006, the following person was considered to be either a control person or principal shareholder of the Fund:

--------------------------------------------------------------------------------
Name and Address                      % Ownership      Type of Ownership

--------------------------------------------------------------------------------
 Kimberly Short                             8.64%      Record
     5710 Brookwood Road
     Indianapolis, IN 46226

--------------------------------------------------------------------------------
 Paula Beattey                              6.95%      Record
     8689 Admirals Woods Drive
     Indianapolis, IN 46236

--------------------------------------------------------------------------------
 Karen Patton                               5.93%      Record
     7970 Clearwater Court
     Indianapolis, IN 46256

--------------------------------------------------------------------------------
 William Gibson                             5.38%      Record
     7953 Oakhaven Place
     Indianapolis, IN 46256
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 Kaye England                               5.18%      Record
     8401 Compton Street
     Carmel, IN 46032

--------------------------------------------------------------------------------
 Perry Graham                               5.18%      Record
     2460 Lone Elm Street
     Niles, MI 49210
--------------------------------------------------------------------------------

      As of March 29, 2006, the Trustees and officers of the Trust as a group beneficially owned less than 1% of the Fund.


PORTFOLIO TURNOVER

      The Fund may sell portfolio securities without regard to the length of time they have been held when, in the opinion of the Advisor, investment considerations warrant such action. The Fund's portfolio turnover rate is the percentage of its portfolio that is bought and sold to exchange for other securities and is expressed as a percentage of its total assets. A high rate of portfolio turnover (100% or more) generally leads to higher transaction costs and may result in a greater number of taxable transactions. The Fund's turnover rate for its first year of operations is expected to be less than 100%.

PORTFOLIO TRANSACTIONS AND BROKERAGE

      Subject to policies established by the Board of Trustees of the Trust, the Advisor is responsible for the Fund's portfolio decisions and the placing of the Fund's portfolio transactions. In placing portfolio transactions (including with the Advisor's affiliates), the Advisor seeks the best qualitative execution for the Fund, taking into account such factors as price (including the applicable brokerage commission or dealer spread), the execution capability, financial responsibility and responsiveness of the broker or dealer and the brokerage and research services provided by the broker or dealer. The Advisor generally seeks favorable prices and commission rates that are reasonable in relation to the benefits received.

      The Advisor is specifically authorized to select brokers or dealers who also provide brokerage and research services to the Fund and/or the other accounts over which the Advisor exercises investment discretion and to pay such brokers or dealers a commission in excess of the commission another broker or dealer would charge if the Advisor determines in good faith that the commission is reasonable in relation to the value of the brokerage and research services provided. The determination may be viewed in terms of a particular transaction or the Advisor's overall responsibilities with respect to the Fund and to other accounts over which it exercises investment discretion. Research services include supplemental research, securities and economic analyses, statistical services and information with respect to the availability of securities or purchasers or sellers of securities and analyses of reports concerning performance of accounts.

      The research services and other information furnished by brokers through whom the Fund effects securities transactions may also be used by the Advisor in servicing all of its accounts. Similarly, research and information provided by brokers or dealers serving other clients may be useful to the Advisor in connection with its services to the Fund.

      Over-the-counter transactions will be placed either directly with principal market makers or with broker-dealers, if the same or a better price, including commissions and executions, is available. Fixed income securities are normally purchased directly from the issuer, an underwriter or a market maker. Purchases include a concession paid by the issuer to the underwriter and the purchase price paid to a market maker may include the spread between the bid and asked prices.

      The Trust, the Advisor and the Fund's Distributor have each adopted a Code of Ethics (the "Rule 17j-1 Code") pursuant to Rule 17j-1 of the 1940 Act, and the Advisor's Code of Ethics also conforms to Rule 204A-1 under the Investment Advisers Act of 1940, as amended. The personnel subject to the Codes are permitted to invest in securities, including securities that may be purchased or held by the Fund. You may obtain a copy of the Code from the Trust, the Advisor or the Distributor, free of charge, by calling Shareholder Services at (800) 238-7701. You may also obtain copies of the Trust's Code from documents filed with SEC and available on the SEC's web site at www.sec.gov.

DISCLOSURE OF PORTFOLIO HOLDINGS

      The Fund is required to include a schedule of portfolio holdings in its annual and semi-annual reports to shareholders, which is sent to shareholders within 60 days of the end of the second and fourth fiscal quarters and which is filed with the SEC on Form N-CSR within 70 days of the end of the second and fourth fiscal quarters. The Fund also is required to file a schedule of portfolio holdings with the SEC on Form N-Q within 60 days of the end of the first and third fiscal quarters. The Fund must provide a copy of the complete schedule of portfolio holdings as filed with the SEC to any shareholder of the Fund, upon request, free of charge. This policy is applied uniformly to all shareholders of the Fund without regard to the type of requesting shareholder (i.e., regardless of whether the shareholder is an individual or institutional investor).

      Pursuant to policies adopted by the Board, the Advisor is authorized to release Fund portfolio holdings to third party servicing agents on a daily basis in order for those parties to perform their duties on behalf of the Fund. These third party servicing agents include the Advisor, Distributor, Transfer Agent, Fund Accounting Agent, Administrator and Custodian. Fund portfolio holding also may be disclosed, as needed, to auditors, legal counsel, proxy voting services (if applicable), printers, pricing services, parties to merger and reorganization agreements and their agents, and prospective or newly hired investment advisors or sub-advisors. The lag between the date of the information and the date on which the information is disclosed will vary based on the identity of the party to whom the information is disclosed. For instance, the information may be provided to auditors within days of the end of an annual period, while the information may be given to legal counsel or prospective sub-advisors at any time. This information is disclosed to all such third parties under conditions of confidentiality. "Conditions of confidentiality" include (i) confidentiality clauses in written agreements, (ii) confidentiality implied by the nature of the relationship (e.g., attorney-client relationship),
(iii) confidentiality required by fiduciary or regulatory principles (e.g., custody relationships) or (iv) understandings or expectations between the parties that the information will be kept confidential. Third party servicing agents generally are subject to an independent obligation not to trade on confidential information under their code of ethics and/or as a result of common law precedents; however, the Fund does not require an independent confirmation from the third parties that they will not trade on the confidential information.

      Additionally, the Fund may enter into ongoing arrangements to release portfolio holdings to Morningstar, Inc., Lipper, Inc., Bloomberg, Standard & Poor's, Thompson Financial and Vickers-Stock ("Rating Agencies") in order for those organizations to assign a rating or ranking to the Fund. In these instances portfolio holdings will be supplied within approximately 25 days after the end of the month. The Rating Agencies may make the Fund's top portfolio holdings available on their websites and may make the Fund's complete portfolio holdings available to their subscribers for a fee. Neither the Fund, the Advisor nor any of their affiliates receive any portion of this fee. Information released to Rating Agencies is not released under conditions of confidentiality nor is it subject to prohibitions on trading based on the information. The Fund also may post its complete portfolio holdings to its website within approximately 25 days after the end of the month. The information will remain posted on the website until replaced by the information for the succeeding month. The Fund's website is at www.thearcherfunds.com. If the Fund's website is for some reason inoperable, the information will be supplied no more frequently than quarterly and on a delayed basis.


      Except as described above, the Fund is prohibited from entering into any arrangements with any person to make available information about the Fund's portfolio holdings without the prior authorization of the Trust's Chief Compliance Officer ("CCO"). The Advisor must submit any proposed arrangement pursuant to which the Advisor intends to disclose the Fund's portfolio holdings to the CCO, which will review such arrangement to determine whether the arrangement is in the best interests of Fund shareholders. Additionally, the Advisor, and any affiliated persons of the Advisor, are prohibited from receiving compensation or other consideration, for themselves or on behalf of the Fund, as a result of disclosing the Fund's portfolio holdings. Finally, the Fund will not disclose portfolio holdings as described above to third parties that the Fund knows will use the information for personal securities transactions.


PROXY VOTING POLICY

      The Trust and the Fund's Advisor each have adopted proxy voting policies and procedures reasonably designed to ensure that proxies are voted in shareholders' best interests. As a brief summary, the Trust's policy delegates responsibility regarding proxy voting to the Advisor, subject to the Advisor's proxy voting policy and the supervision of the Board of Trustees.

      The Advisor's policy provides that the Advisor generally will vote in favor of routine corporate housekeeping proposals, including election of directors (where no corporate governance issues are implicated), selection of auditors, and increases in or reclassification of common stock. The Advisor will vote against proposals that make it more difficult to replace members of the issuer's board of directors, including proposals to stagger the board, cause management to be overrepresented on the board, introduce cumulative voting, introduce unequal voting rights, and create supermajority voting. For other proposals, the Advisor will determine whether a proposal is in the best interest of its clients and may take into account the following factors, among others:
(i) whether the proposal was recommended by management and the Advisor's opinion of management; (ii) whether the proposal acts to entrench existing management; and (iii) whether the proposal fairly compensates management for past and future performance.

      The Trust's policy provides that, if a conflict of interest between the Advisor or its affiliates and the Fund arises with respect to any proxy, the Advisor must fully disclose the conflict to the Board of Trustees and vote the proxy in accordance with the Board's instructions. The Board shall make the proxy voting decision that in its judgment, after reviewing the recommendation of the Advisor, is most consistent with the Advisor's proxy voting policies and in the best interests of Fund shareholders. When the Board is required to make a proxy voting decision, only the Trustees without a conflict of interest with regard to the security in question or the matter to be voted upon shall be permitted to participate in the decision of how the Fund's vote will be cast.

      You may obtain a copy of the Trust's and the Advisor's proxy voting policy by calling Shareholder Services at (800) 238-7701 or by writing to Unified Fund Services, Inc., the Fund's transfer agent, at 431 N. Pennsylvania Street, Indianapolis, IN 46204, Attn: Unified Series Trust Chief Compliance Officer. A copy of the policies will be mailed to you within three days of receipt of your request. You also may obtain a copy of the policies from Fund documents filed with the SEC, which are available on the SEC's web site at www.sec.gov. A copy of the votes cast by the Fund with respect to portfolio securities during the most recent 12-month period ended June 30th will be filed by the Fund with the SEC on Form N-PX. The Fund's proxy voting record will be available to shareholders free of charge upon request by calling or writing the Fund as described above or from the SEC's web site.

DETERMINATION OF NET ASSET VALUE

      The net asset value of the shares of the Fund is determined as of the close of trading (normally 4:00 p.m. Eastern time) on each day the Trust is open for business and on any other day on which there is sufficient trading in the Fund's securities to materially affect the net asset value. The Trust is open for business on every day on which the New York Stock Exchange is open for trading. The NYSE is closed on Saturdays, Sundays and the following holidays:
New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

      Equity securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Advisor believes such prices accurately reflect the fair market value of such securities. Securities that are traded on any stock exchange are generally valued by the pricing service at the last quoted sale price. Lacking a last sale price, an exchange traded security is generally valued by the pricing service at its last bid price. Securities traded in the NASDAQ over-the-counter market are generally valued by the pricing service at the NASDAQ Official Closing Price. When market quotations are not readily available, when the Advisor determines that the market quotation or the price provided by the pricing service does not accurately reflect the current market value or when restricted or illiquid securities are being valued, such securities are valued as determined in good faith by the Advisor subject to guidelines approved by the Board of Trustees. Investments in foreign securities and junk bonds are more likely to trigger fair valuation than other securities. The fund accounting agent maintains a pricing review committee, and the committee may, from time to time, seek valuation directly from an Independent Trustee on good faith pricing issues. Manually priced securities held by the Fund (if any) are reviewed by the Board of Trustees on a quarterly basis.

      Fixed income securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Advisor believes such prices accurately reflect the fair market value of such securities. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. If the Advisor decides that a price provided by the pricing service does not accurately reflect the fair market value of the securities, when prices are not readily available from a pricing service, or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Advisor, in conformity with guidelines adopted by and subject to review of the Board of Trustees. Short term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Board has determined will represent fair value.

      The Fund's net asset value per share is computed by dividing the value of the securities held by the Fund plus any cash or other assets (including interest and dividends accrued but not yet received) minus all liabilities (included accrued expenses) by the total number of shares in the Fund outstanding at such time, as shown below:

                  Net Assets      =  Net Asset Value Per Share
             ------------------
             Shares Outstanding

REDEMPTION IN-KIND


      The Fund does not intend to redeem shares in any form except cash. However, if the amount you are redeeming is over the lesser of $250,000 or 1% of the Fund's net asset value, pursuant to a Rule 18f-1 plan filed by the Trust on behalf of the Fund, the Fund has the right to redeem your shares by giving you the amount that exceeds the lesser of $250,000 or 1% of the Fund's net asset value in securities instead of cash. In the event that an in-kind distribution is made, a shareholder may incur additional expenses, such as the payment of brokerage commissions, on the sale or other disposition of the securities received from the Fund.


STATUS AND TAXATION OF THE FUND

      The Fund was organized as a series of a business trust, but intends to qualify for treatment as a regulated investment company (a "RIC") under the Internal Revenue Code of 1986, as amended (the "Code") in each taxable year. There can be no assurance that it actually will so qualify. If the Fund qualifies as a RIC, its dividend and capital gain distributions generally are subject only to a single level of taxation, to the shareholders. This differs from distributions of a regular business corporation which, in general, are taxed first as taxable income of the distributing corporation, and then again as dividend income of the shareholder.

      Dividends out of net investment income (generally interest income and dividends received on investments, less expenses), together with distributions of net realized short-term capital gains and certain foreign currency gains, are generally taxable as ordinary income to shareholders who are subject to federal income taxes, whether or not reinvested. As a result of recent federal tax legislation, qualifying distributions paid out of the Fund's investment company taxable income may be taxable to noncorporate shareholders at long-term capital gain rates, which are significantly lower than the highest rate that applies to ordinary income. Distributions of the excess, if any, of net long-term capital gains over net short-term capital losses ("net capital gain") designated by the Fund as capital gain dividends will be taxable to shareholders as long-term capital gains, whether paid in cash or reinvested in the Fund's shares, regardless of how long the shareholders have held the Fund's shares. Long-term capital gains to the Fund require the holding of assets for more than one year.

      A redemption of the Fund's shares will result in a taxable gain or loss to the redeeming shareholder, depending on whether the redemption proceeds are more or less than the shareholder's adjusted basis for the redeemed shares.

      If the Fund does qualify as a RIC but (in a particular tax year) distributes less than 98% of its ordinary income and its capital gain net income (as the Code defines each such term), the Fund is subject to an excise tax. The excise tax, if applicable, is 4% of the excess of the amount required to have been distributed over the amount actually distributed for the applicable year. If the Fund does not qualify as a RIC, its income will be subject to taxation as a regular business corporation, without reduction by dividends paid to shareholders of the Fund.

      To continue to qualify for treatment as a RIC under Subchapter M of the Code, the Fund must, among other requirements:

      o Derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies, and certain other income (including gains from options, futures, or forward contracts derived with respect to the RIC's business of investing in stock securities, or foreign currencies) (the "Income Requirement");

      o Diversify its investments in securities within certain statutory limits; and

      o Distribute annually to its shareholders at least 90% of its investment company taxable income (generally, taxable net investment income less net capital gain) (the "Distribution Requirement").

      The Fund may acquire zero coupon or other securities issued with original issue discount (including pay-in-kind securities). If it does so, the Fund will have to include in its income its share of the original issue discount that accrues on the securities during the taxable year, even if the Fund receives no corresponding payment on the securities during the year. Because the Fund annually must distribute (a) 98% of its ordinary income in order to avoid imposition of a 4% excise tax, and (b) 90% of its investment company taxable income, including any original issue discount, to satisfy the Distribution Requirement, the Fund may be required in a particular year to distribute as a dividend an amount that is greater than the total amount of cash it actually receives. Those distributions would be made from the Fund's cash assets, if any, or from the sales of portfolio securities, if necessary. The Fund might realize capital gains or losses from any such sales, which would increase or decrease the Fund's investment company taxable income and/or net capital gain (the excess of net long-term capital gain over net short-term capital loss).

      Hedging strategies, to reduce risk in various ways, are subject to complex rules that determine for federal income tax purposes, the character and time for recognition of gains and losses the Fund realizes in connection with the hedge. The Fund's income from options, futures, and forward contracts, in each case derived with respect to its business of investing in stock, securities, or foreign currencies, should qualify as allowable income for the Fund under the Income Requirement.

      Fund distributions received by your qualified retirement plan, such as a 401(k) plan or IRA, are generally tax-deferred; this means that you are not required to report Fund distributions on your income tax return when paid to your plan, but, rather, when your plan makes payments to you or your beneficiary. Special rules apply to payouts from Roth and Education IRAs.

      The portion of the dividends the Fund pays that does not exceed the aggregate dividends it receives from U.S. corporations will be eligible for the dividends received deduction allowed to corporations; however, dividends received by a corporate shareholder and deducted by it pursuant to the dividends received deduction are subject indirectly to the federal alternative minimum tax.

      If you are a non-retirement plan holder, the Fund will send you a Form 1099 each year that tells you the amount of distributions you received for the prior calendar year, the tax status of those distributions, and a list of reportable sale transactions. Generally, the Fund's distributions are taxable to you in the year you received them. However, any dividends that are declared in October, November or December but paid in January are taxable as if received in December of the year they are declared. Investors should be careful to consider the tax consequences of buying shares shortly before a distribution. The price of shares purchased at that time may reflect the amount of the anticipated distribution. However, any such distribution will be taxable to the purchaser of the shares and may result in a decline in the share value by the amount of the distribution.

      If shares of the Fund are sold at a loss after being held by a shareholder for six months or less, the loss will be treated as long-term, instead of a short-term, capital loss to the extent of any capital gain distributions received on such shares.

      The foregoing is only a summary of some of the important federal income tax considerations affecting the Fund and its shareholders and is not intended as a substitute for careful tax planning. Accordingly, prospective investors should consult their own tax advisors for more detailed information regarding the above and for information regarding federal, state, local and foreign taxes.

CUSTODIAN

      Huntington National Bank, 41 South High Street, Columbus, Ohio 43215, is custodian of the Fund's investments. The custodian acts as the Fund's depository, safekeeps its portfolio securities, collects all income and other payments with respect thereto, disburses funds at the Fund's request and maintains records in connection with its duties.

FUND SERVICES

      Unified Fund Services, Inc. ("Unified"), 431 North Pennsylvania Street, Indianapolis, Indiana 46204, acts as the Fund's transfer agent. A Trustee and the officers of the Trust are members of management and/or employees of Unified and/or shareholders of Unified Financial Services, Inc. ("UFS"), the parent company of Unified. Unified maintains the records of each shareholder's account, answers shareholders' inquiries concerning their accounts, processes purchases and redemptions of the Fund's shares, acts as dividend and distribution disbursing agent and performs other transfer agent and shareholder service functions. Unified receives a monthly fee of $1.25 per shareholder account (subject to various monthly minimum fees, the maximum being $1,250 per month for assets of $10 million or more).

      In addition, Unified provides the Fund with fund accounting services, which include certain monthly reports, record-keeping and other management-related services. For its services as fund accountant, Unified receives an annual fee equal to 0.05% of the Fund's assets up to $50 million, 0.04% of the Fund's assets from $50 million to $100 million, 0.03% of the Fund's assets from $100 million to $150 million, and 0.02% of the Fund's assets over $150 million (subject to various monthly minimum fees, the maximum being $1,667 per month for assets of $10 million or more).

      Unified also provides the Fund with administrative services, including all regulatory reporting and necessary office equipment, personnel and facilities. Unified receives a monthly fee equal to an annual rate of 0.10% of the Fund's assets under $50 million, 0.07% of the Fund's assets from $50 million to $100 million, 0.05% of the Fund's assets from $100 million to $150 million, and 0.03% of the Fund's assets over $150 million (subject to a minimum fee of $2,500 per month).

ACCOUNTANTS

      The firm of Cohen McCurdy, Ltd., 826 Westpoint Parkway, Suite 1250, Westlake, Ohio 44145, has been selected as independent public accountants for the Fund for the fiscal year ending August 31, 2006. Cohen McCurdy performs an annual audit of the Fund's financial statements and provides financial, tax and accounting consulting services as requested.

DISTRIBUTOR


      Unified Financial Securities, Inc., 431 North Pennsylvania Street, Indianapolis, Indiana 46204 (the "Distributor"), is the exclusive agent for distribution of shares of the Fund. A Trustee and certain officers of the Trust of the Trust have an ownership interest in , the parent company of the Distributor. As a result, such persons may be deemed to be affiliates of the Distributor. The Distributor is obligated to sell the shares of the Fund on a best efforts basis only against purchase orders for the shares. Shares of the Fund are offered to the public on a continuous basis. The Distributor and Unified are controlled by UFS.


DISTRIBUTION PLAN

      The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act. The Plan was approved by a majority of the Board of Trustees of the Trust, including a majority of the Trustees who are not interested persons of the Trust or the Funds, and who have no direct or indirect financial interest in the operation of the Plan or in any other Rule 12b-1 agreement, cast in person at a meeting on June 13, 2005 called for the purpose of, among other things, voting on such Plan.

      The Plan provides that the Fund will pay the Advisor and/or any registered securities dealer, financial institution or any other person (the "Recipient") a shareholder servicing fee of up to 0.25% of the average daily net assets of the Fund in connection with the promotion and distribution of Fund shares or the provision of personal services to shareholders, including, but not necessarily limited to, advertising, compensation to underwriters, dealers and selling personnel, the printing and mailing of prospectuses to other than current Fund shareholders, the printing and mailing of sales literature and servicing shareholder accounts ("12b-1 Expenses"). The Fund or Advisor may pay all or a portion of these fees to any Recipient who renders assistance in distributing or promoting the sale of shares, or who provides certain shareholder services, pursuant to a written agreement. The Plan is a compensation plan, which means that compensation is provided regardless of 12b-1 Expenses actually incurred. It is anticipated that the Plan will benefit shareholders because an effective sales program typically is necessary in order for the Fund to reach and maintain a sufficient size to achieve efficiently its investment objectives and to realize economies of scale. The Plan will not be activated prior to August 31, 2007.

FINANCIAL STATEMENTS

      The Fund recently commenced operations and, as a result, has no financial statements.

                          ABACUS BULL MOOSE GROWTH FUND

                       STATEMENT OF ADDITIONAL INFORMATION


                                 March 31, 2006


         This Statement of Additional Information ("SAI") is not a prospectus. It should be read in conjunction with the Prospectus of the Abacus Bull Moose Growth Fund dated March 31, 2006. This SAI incorporates by reference the annual report to shareholders of the Abacus Bull Moose Growth Fund for the fiscal year ended November 30, 2005 ("Annual Report"). A free copy of the Prospectus or Annual Report can be obtained by writing the transfer agent at 431 North Pennsylvania Street, Indianapolis, Indiana 46204 or by calling Shareholder Services at 1-877-322-0576.


TABLE OF CONTENTS                                                         PAGE
------------------------------------------------------------------------------

DESCRIPTION OF THE TRUST AND THE FUND........................................1

ADDITIONAL INFORMATION ABOUT FUND INVESTMENTS AND RISK CONSIDERATIONS........2

INVESTMENT LIMITATIONS.......................................................7

THE INVESTMENT ADVISER.......................................................9


TRUSTEES AND OFFICERS.......................................................11

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES.........................14

PORTFOLIO TURNOVER..........................................................15

PORTFOLIO TRANSACTIONS AND BROKERAGE........................................15

DISCLOSURE OF PORTFOLIO HOLDINGS............................................17

DISTRIBUTION PLAN...........................................................18

DETERMINATION OF NET ASSET VALUE............................................19

REDEMPTION IN-KIND..........................................................20

STATUS AND TAXATION OF THE FUND.............................................20

CUSTODIAN...................................................................22

FUND SERVICES...............................................................22

INDEPENDENT REGISTERED ACCOUNTING FIRM......................................23

DISTRIBUTOR.................................................................23

PROXY VOTING POLICIES.......................................................24

FINANCIAL STATEMENTS........................................................25

DESCRIPTION OF THE TRUST AND THE FUND

      The Abacus Bull Moose Growth Fund (the "Fund") was organized as a diversified series of Unified Series Trust (the "Trust"). The Trust is an open-end management investment company established under the laws of Ohio by an Agreement and Declaration of Trust dated October 17, 2002 (the "Trust Agreement"). The Trust Agreement permits the Trustees to issue an unlimited number of shares of beneficial interest of separate series without par value. The Fund is one of a series of funds currently authorized by the Trustees. The investment adviser to the Fund is The Roosevelt Investment Group (the "Adviser").


      Effective as of September 23, 2005, the Fund (previously known as the Bull Moose Growth Fund) acquired all the assets of the Bull Moose Growth Fund, a series of AmeriPrime Advisors Trust (the "Predecessor Fund"), in a tax-free reorganization. The Predecessor Fund commenced operations on December 21, 2001.


      The Fund does not issue share certificates. All shares are held in non-certificate form registered on the books of the Fund and the Fund's transfer agent for the account of the shareholder. Each share of a series represents an equal proportionate interest in the assets and liabilities belonging to that series with each other share of that series and is entitled to such dividends and distributions out of income belonging to the series as are declared by the Trustees. The shares do not have cumulative voting rights or any preemptive or conversion rights, and the Trustees have the authority from time to time to divide or combine the shares of any series into a greater or lesser number of shares of that series so long as the proportionate beneficial interest in the assets belonging to that series and the rights of shares of any other series are in no way affected. In case of any liquidation of a series, the holders of shares of the series being liquidated will be entitled to receive as a class a distribution out of the assets, net of the liabilities, belonging to that series. Expenses attributable to any series are borne by that series. Any general expenses of the Trust not readily identifiable as belonging to a particular series are allocated by or under the direction of the Trustees in such manner as the Trustees determine to be fair and equitable. No shareholder is liable to further calls or to assessment by the Trust without his or her express consent.

      Any Trustee of the Trust may be removed by vote of the shareholders holding not less than two-thirds of the outstanding shares of the Trust. The Trust does not hold an annual meeting of shareholders. When matters are submitted to shareholders for a vote, each shareholder is entitled to one vote for each whole share he owns and fractional votes for fractional shares he owns. All shares of the Fund have equal voting rights and liquidation rights. The Trust Agreement can be amended by the Trustees, except that any amendment that adversely affects the rights of shareholders must be approved by the shareholders affected. All shares of the Fund are subject to involuntary redemption if the Trustees determine to liquidate the Fund. An involuntary redemption will create a capital gain or a capital loss, which may have tax consequences about which you should consult your tax adviser.

      For information concerning the purchase and redemption of shares of the Fund, see "How to Buy Shares" and "How to Redeem Shares" in the Fund's Prospectus. For a description of the methods used to determine the share price and value of the Fund's assets, see "Determination of Net Asset Value" in the Fund's Prospectus and this SAI.

ADDITIONAL INFORMATION ABOUT FUND INVESTMENTS AND RISK CONSIDERATIONS

      This section contains a more detailed discussion of some of the investments the Fund may make and some of the techniques it may use.

A. Equity Securities - The Fund may invest in equity securities, which include common stock, preferred stock, trust or limited partnership interests, rights and warrants to subscribe to or purchase such securities, sponsored or unsponsored American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs"), and convertible securities consisting of debt securities or preferred stock that may be converted into common stock or that carry the right to purchase common stock. Common stocks, the most familiar type, represent an equity (ownership) interest in a corporation.

      ADRs, GDRs and EDRs are certificates evidencing ownership of shares of a foreign-based issuer held in trust by a bank or similar financial institution. Designed for use in U.S. and European securities markets, respectively, ADRs, GDRs and EDRs are alternatives to the purchase of the underlying securities in their national markets and currencies. ADRs, GDRs and EDRs are subject to the same risks as the foreign securities to which they relate. See "Risks of Investing in Foreign Securities" herein.

      Preferred stock has a preference in liquidation (and, generally dividends) over common stock but is subordinated in liquidation to debt. As a general rule the market value of preferred stocks with fixed dividend rates and no conversion rights varies inversely with interest rates and perceived credit risk, with the price determined by the dividend rate. Some preferred stocks are convertible into other securities, (for example, common stock) at a fixed price and ratio or upon the occurrence of certain events. The market price of convertible preferred stocks generally reflects an element of conversion value. Because many preferred stocks lack a fixed maturity date, these securities generally fluctuate substantially in value when interest rates change; such fluctuations often exceed those of long-term bonds of the same issuer. Some preferred stocks pay an adjustable dividend that may be based on an index, formula, auction procedure or other dividend rate reset mechanism. In the absence of credit deterioration, adjustable rate preferred stocks tend to have more stable market values than fixed rate preferred stocks. All preferred stocks are also subject to the same types of credit risks of the issuer as corporate bonds. In addition, because preferred stock is junior to debt securities and other obligations of an issuer, deterioration in the credit rating of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar yield characteristics. Preferred stocks may be rated by Standard & Poor's Ratings Group ("S&P") and Moody's Investors Services, Inc. ("Moody's") although there is no minimum rating which a preferred stock must have (and a preferred stock may not be rated) to be an eligible investment for the Fund. The Adviser expects, however, that generally the preferred stocks in which the Fund invests will be rated at least CCC by S&P or Caa by Moody's or, if unrated, of comparable quality in the opinion of the Adviser. Preferred stocks rated CCC by S&P are regarded as predominantly speculative with respect to the issuer's capacity to pay preferred stock obligations and represent the highest degree of speculation among securities rated between BB and CCC; preferred stocks rated Caa by Moody's are likely to be in arrears on dividend payments. Moody's rating with respect to preferred stocks does not purport to indicate the future status of payments of dividends.

         In addition to investing directly in common stocks, the Fund may invest in S&P Depositary Receipts ("SPDRs") and similar instruments. SPDRs are shares of a publicly traded unit investment trust which owns the stocks included in the applicable S&P Index such as the S&P 500 Index or the S&P Mid Cap 400 Index. Changes in the price of SPDRs track the movement of the associated Index relatively closely.

B. Convertible Securities - A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest generally paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Convertible securities have several unique investment characteristics, such as (a) higher yields than common stocks, but lower yields than comparable nonconvertible securities, (b) a lesser degree of fluctuation in value than the underlying stock since they have fixed income characteristics, and (c) the potential for capital appreciation if the market price of the underlying common stock increases. A convertible security might be subject to redemption at the option of the issuer at a price established in the convertible security's governing instrument. If a convertible security held by the Fund is called for redemption, the Fund may be required to permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party.

C. Corporate Debt Securities - Corporate debt securities are bonds or notes issued by corporations and other business organizations, including business trusts, in order to finance their credit needs. Corporate debt securities include commercial paper which consists of short term (usually from one to two hundred seventy days) unsecured promissory notes issued by corporations in order to finance their current operations. Investment grade debt securities generally have adequate to strong protection of principal and interest payments. In the lower end of this category, credit quality may be more susceptible to potential future changes in circumstances and the securities have speculative elements.

      Lower quality corporate debt securities are those rated BBB or lower by Standard & Poor's Corporation ("S&P"), Baa or lower by Moody's Investors Services, Inc. ("Moody's"), or if unrated, determined by the Adviser to be of comparable quality (commonly called "junk bonds"). These securities are not considered to be investment grade and often are considered to be speculative and involve greater risk of default or price change due to changes in the issuer's creditworthiness or changes in economic conditions. The market prices of these securities will fluctuate over time, may fluctuate more than higher quality securities and may decline significantly in periods of general economic difficulty, which may follow periods of rising interest rates. The market for lower quality securities may be less liquid than the market for securities of higher quality. Furthermore, the liquidity of lower quality securities may be affected by the market's perception of their credit quality. Therefore, judgment may at times play a greater role in valuing these securities than in the case of higher quality securities, and it also may be more difficult during certain adverse market conditions to sell lower quality securities at favorable prices to meet redemption requests or to respond to changes in the market. The Fund will not invest more than 10% of the value of its net assets in junk bonds. If, as a result of a downgrade, the Fund holds more than 10% of the value of its assets in junk bonds, the Fund will take action to reduce the value of such securities below 10%.

D. Zero Coupon Bonds - The Fund may invest in zero coupon bonds issued by corporations as well as government agencies and instrumentalities. Zero coupon bonds do not make regular interest payments. Instead they are sold at a deep discount from their face value and redeemed at face value. The issuer of the bond avoids the need to generate cash to meet current interest payments and, accordingly, these bonds may involve greater risk than debt securities that make regular interest payments. The Fund will accrue income on such bonds for tax and accounting purposes, in accordance with applicable law. This income will be distributed to shareholders. Because no cash is received at the time such income is accrued, the Fund may be required to liquidate other portfolio securities to satisfy its distribution obligations. Because a zero coupon bond does not pay current income, its price can be very volatile when interest rates change.

      The Federal Reserve creates STRIPS (Separate Trading of Registered Interest and Principal of Securities) by separating the coupon payments and the principal payment from an outstanding Treasury security and selling them as individual securities. A broker-dealer creates a derivative zero by depositing a Treasury security with a custodian for safekeeping and then selling the coupon payments and principal payment that will be generated by this security separately. Examples are Certificates of Accrual on Treasury Securities (CATS), Treasury Investment Growth Receipts (TIGRs) and generic Treasury Receipts (TRs). These derivative zero coupon obligations are not considered to be government securities unless they are part of the STRIPS program. Original issue zeros are zero coupon securities issued directly by the U.S. government, a government agency, or by a corporation.

E. Foreign Securities - The Fund may invest in foreign fixed income securities. Foreign fixed income securities include corporate debt obligations issued by foreign companies and debt obligations of foreign governments or international organizations. This category may include floating rate obligations, variable rate obligations, Yankee dollar obligations (U.S. dollar denominated obligations issued by foreign companies and traded on U.S. markets) and Eurodollar obligations (U.S. dollar denominated obligations issued by foreign companies and traded on foreign markets).

      Foreign government obligations generally consist of debt securities supported by national, state or provincial governments or similar political units or governmental agencies. Such obligations may or may not be backed by the national government's full faith and credit and general taxing powers. Investments in foreign securities also include obligations issued by international organizations. International organizations include entities designated or supported by governmental entities to promote economic reconstruction or development as well as international banking institutions and related government agencies. Examples are the International Bank for Reconstruction and Development (the World Bank), the European Coal and Steel Community, the Asian Development Bank and the InterAmerican Development Bank. In addition, investments in foreign securities may include debt securities denominated in multinational currency units of an issuer (including international issuers). An example of a multinational currency unit is the European Currency Unit. A European Currency Unit represents specified amounts of the currencies of certain member states of the European Economic Community, more commonly known as the Common Market.

      Purchases of foreign securities are usually made in foreign currencies and, as a result, a Fund may incur currency conversion costs and may be affected favorably or unfavorably by changes in the value of foreign currencies against the U.S. dollar. In addition, there may be less information publicly available about a foreign company than about a U.S. company, and foreign companies are not generally subject to accounting, auditing and financial reporting standards and practices comparable to those in the U.S. Other risks associated with investments in foreign securities include changes in restrictions on foreign currency transactions and rates of exchanges, changes in the administrations or economic and monetary policies of foreign governments, the imposition of exchange control regulations, the possibility of expropriation decrees and other adverse foreign governmental action, the imposition of foreign taxes, less liquid markets, less government supervision of exchanges, brokers and issuers, difficulty in enforcing contractual obligations, delays in settlement of securities transactions and greater price volatility. In addition, investing in foreign securities will generally result in higher commissions than investing in similar domestic securities.

      The world's industrialized markets generally include but are not limited to the following: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Italy, Japan, Luxembourg, the Netherlands, New Zealand, Norway, Singapore, Spain, Sweden, Switzerland, the United Kingdom, and the United States. The world's emerging markets generally include but are not limited to the following: Argentina, Bolivia, Brazil, Bulgaria, Chile, China, Colombia, Costa Rica, the Czech Republic, Ecuador, Egypt, Greece, Hungary, India, Indonesia, Israel, the Ivory Coast, Jordan, Malaysia, Mexico, Morocco, Nicaragua, Nigeria, Pakistan, Peru, the Philippines, Poland, Portugal, Romania, Russia, Slovakia, Slovenia, South Africa, South Korea, Sri Lanka, Taiwan, Thailand, Turkey, Uruguay, Venezuela, Vietnam and Zimbabwe.

      Investment in securities of issuers based in underdeveloped emerging markets entails all of the risks of investing in securities of foreign issuers outlined in this section to a heightened degree. These heightened risks include:
(i) greater risks of expropriation, confiscatory taxation, nationalization, and less social, political and economic stability; (ii) the smaller size of the market for such securities and a low or nonexistent volume of trading, resulting in lack of liquidity and in price volatility; (iii) certain national policies which may restrict a Fund's investment opportunities including restrictions on investing in issuers or industries deemed sensitive to relevant national interests; and (iv) in the case of Eastern Europe and in China and other Asian countries, the absence of developed capital markets and legal structures governing private or foreign investment and private property and the possibility that recent favorable economic and political developments could be slowed or reversed by unanticipated events. So long as the Communist Party continues to exercise a significant or, in some countries, dominant role in Eastern European countries or in China and other Asian countries, investments in such countries will involve risks of nationalization, expropriation and confiscatory taxation. The Communist governments of a number of Eastern European countries expropriated large amounts of private property in the past, in many cases without adequate compensation. There may be no assurance that such expropriation will not occur in the future in either the Eastern European countries or other countries. In the event of such expropriation, the Fund could lose a substantial portion of any investments it has made in the affected countries. Further, no accounting standards exist in Eastern European countries. Finally, even though certain Eastern European currencies may be convertible into U.S. dollars, the conversion rates may be artificial to the actual market values and may be adverse to Fund shareholders.

      In addition to brokerage commissions, custodial services and other costs relating to investment in emerging markets are generally more expensive than in the United States. Such markets have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. The inability of the Fund to make intended security purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of a security due to settlement problems could result either in losses to the Fund due to subsequent declines in the value of the security or, if the Fund has entered into a contract to sell the security, could result in possible liability to the purchaser.

F. Brady Bonds - The Fund may invest in "Brady bonds," which have been issued by the governments of Argentina, Brazil, Costa Rica, Mexico, Nigeria, Philippines, Uruguay and Venezuela. Most Brady bonds are currently rated below BBB by S&P or Baa by Moody's.

      The Brady Plan was conceived by the U.S. Treasury in the 1980's in an attempt to produce a debt restructuring program which would enable a debtor country to (i) reduce the absolute level of debt of its creditor banks, and (ii) reschedule its external debt repayments, based upon its ability to service such debts by persuading its creditor banks to accept a debt write-off by offering them a selection of options, each of which represented an attractive substitute for the nonperforming debt. Although it was envisaged that each debtor country would agree to a unique package of options with its creditor banks, the plan was that these options would be based upon the following: (i) a discount bond carrying a market rate of interest (whether fixed or floating), with principal collateralized by the debtor country with cash or securities in an amount equal to at least one year of rolling interest; (ii) a par bond carrying a low rate of interest (whether fixed or floating), collateralized in the same way as in (i) above; and (iii) retention of existing debt (thereby avoiding a debt write-off) coupled with an advance of new money or subscription of new bonds.

      The Fund may invest in either collateralized or uncollateralized Brady bonds. U.S. dollar-denominated, collateralized Brady bonds, which may be fixed rate par bonds or floating rate discount bonds, are collateralized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity as the bonds. Interest payments on such bonds generally are collateralized by cash or securities in an amount that in the case of fixed rate bonds, is equal to at least one year of rolling interest payments or, in the case of floating rate bonds, initially is equal to at least one year's rolling interest payments based on the applicable interest rate at the time and is adjusted at regular intervals thereafter.

G. U.S. Government Securities - The Fund may invest in U.S. government securities. These securities may be backed by the credit of the government as a whole or only by the issuing agency. It is possible that the U.S. government would not provide financial support to its agencies if not required to do so by law. U.S. Treasury bonds, notes, and bills and some agency securities, such as those issued by the Federal Housing Administration and the Government National Mortgage Association (GNMA), are backed by the full faith and credit of the U.S. government as to payment of principal and interest and are the highest quality government securities. Other securities issued by U.S. government agencies or instrumentalities, such as securities issued by the Federal National Mortgage Association (FNMA) and the Federal Home Loan Mortgage Corporation, are supported only by the credit of the agency that issued them, and not by the U.S. government. Securities issued by the Federal Farm Credit System, the Federal Land Banks and the Federal Home Loan Banks are supported by the agency's right to borrow money from the U.S. Treasury under certain circumstances, but are not backed by the full faith and credit of the U.S. government. If a U.S. government agency in which the Fund invests defaults and the U.S. government does not stand behind the obligation, the Fund's share price could fall.

      The Fund may invest in Treasury Inflation-Protected Securities, often called TIPS, which are government issued securities whose value is linked to the inflation rate. Like Treasury bills, bonds and notes, TIPS are backed by the full faith and credit of the United States government. TIPS are liquid securities that can be bought and then resold at any time on the open market or directly to the Treasury Department. TIPS pay a fixed interest rate; however, the principal is adjusted every six months based on the changes in the Consumer Price Index (CPI). If inflation rises, the principal of the bond increases; if deflation occurs, the principal decreases. The Fund can never receive less than the original principal if it holds the TIPS to maturity. The Fund will receive the inflation adjusted principal or the original principal, whichever is greater, when the bonds mature.

INVESTMENT LIMITATIONS

      Fundamental. The investment limitations described below have been adopted by the Trust with respect to the Fund and are fundamental ("Fundamental"), i.e., they may not be changed without the affirmative vote of a majority of the outstanding shares of the Fund. As used in the Prospectus and this SAI, the term "majority" of the outstanding shares of the Fund means the lesser of (1) 67% or more of the outstanding shares of the Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented at such meeting; or (2) more than 50% of the outstanding shares of the Fund. Other investment practices which may be changed by the Board of Trustees without the approval of shareholders to the extent permitted by applicable law, regulation or regulatory policy are considered non-fundamental ("Non-Fundamental").

      1. Borrowing Money. The Fund will not borrow money, except (a) from a bank, provided that immediately after such borrowing there is an asset coverage of 300% for all borrowings of the Fund; or (b) from a bank or other persons for temporary purposes only, provided that such temporary borrowings are in an amount not exceeding 5% of the Fund's total assets at the time when the borrowing is made. This limitation does not preclude the Fund from entering into reverse repurchase transactions, provided that the Fund has an asset coverage of 300% for all borrowings and repurchase commitments of the Fund pursuant to reverse repurchase transactions.

      2. Senior Securities. The Fund will not issue senior securities. This limitation is not applicable to activities that may be deemed to involve the issuance or sale of a senior security by the Fund, provided that the Fund's engagement in such activities is consistent with or permitted by the Investment Company Act of 1940, as amended (the "1940 Act"), the rules and regulations promulgated thereunder or interpretations of the Securities and Exchange Commission ("SEC") or its staff.

      3. Underwriting. The Fund will not act as underwriter of securities issued by other persons. This limitation is not applicable to the extent that, in connection with the disposition of portfolio securities (including restricted securities), the Fund may be deemed an underwriter under certain federal securities laws.

      4. Real Estate. The Fund will not purchase or sell real estate. This limitation is not applicable to investments in marketable securities which are secured by or represent interests in real estate. This limitation does not preclude the Fund from investing in mortgage-related securities or investing in companies engaged in the real estate business or that have a significant portion of their assets in real estate (including real estate investment trusts).

      5. Commodities. The Fund will not purchase or sell commodities unless acquired as a result of ownership of securities or other investments. This limitation does not preclude the Fund from purchasing or selling options or futures contracts, from investing in securities or other instruments backed by commodities or from investing in companies which are engaged in a commodities business or have a significant portion of their assets in commodities.

      6. Loans. The Fund will not make loans to other persons, except (a) by loaning portfolio securities, (b) by engaging in repurchase agreements, or (c) by purchasing nonpublicly offered debt securities. For purposes of this limitation, the term "loans" shall not include the purchase of a portion of an issue of publicly distributed bonds, debentures or other securities.

      7. Concentration. The Fund will not invest 25% or more of its total assets in a particular industry. This limitation is not applicable to investments in obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities or repurchase agreements with respect thereto.

      8. Diversification. The Fund will not invest in the securities of any issuer if, immediately after such investment, less than 75% of the total assets of the Fund will be invested in cash and cash items (including receivables), Government securities, securities of other investment companies or other securities for the purposes of this calculation limited in respect of any one issuer to an amount (determined immediately after the latest acquisition of securities of the issuer) not greater in value than 5% of the total assets of the Fund and to not more than 10% of the outstanding voting securities of such issuer.

      With respect to the percentages adopted by the Trust as maximum limitations on its Fundamental investment policies and limitations, an excess above the fixed percentage will not be a violation of the policy or limitation unless the excess results immediately and directly from the acquisition of any security or the action taken. This paragraph does not apply to the borrowing policy set forth in paragraph 1 above.

      Notwithstanding any of the foregoing limitations, any investment company, whether organized as a trust, association or corporation, or a personal holding company, may be merged or consolidated with or acquired by the Trust, provided that if such merger, consolidation or acquisition results in an investment in the securities of any issuer prohibited by said paragraphs, the Trust shall, within ninety days after the consummation of such merger, consolidation or acquisition, dispose of all of the securities of such issuer so acquired or such portion thereof as shall bring the total investment therein within the limitations imposed by said paragraphs above as of the date of consummation.

      Non-Fundamental. The following limitations have been adopted by the Trust with respect to the Fund and are Non-Fundamental (see "Investment
Limitations-Fundamental" above).

      1. Pledging. The Fund will not mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any assets of the Fund except as may be necessary in connection with borrowings described in limitation (1) above. Margin deposits, security interests, liens and collateral arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investments and techniques are not deemed to be a mortgage, pledge or hypothecation of assets for purposes of this limitation.

      2. Borrowing. The Fund will not purchase any security while borrowings (including reverse repurchase agreements) representing more than one third of its total assets are outstanding.

      3. Margin Purchases. The Fund will not purchase securities or evidences of interest thereon on "margin." This limitation is not applicable to short term credit obtained by the Fund for the clearance of purchases and sales or redemption of securities, or to arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investments and techniques.

      4. Illiquid Investments. The Fund will not purchase illiquid securities which cannot be sold in the ordinary course of business or due to contractual or legal restrictions on resale.

THE INVESTMENT ADVISER

      The Roosevelt Investment Group, 317 Madison Ave., Suite 1004 New York, New York 10017 is the Fund's investment adviser. Arthur Sheer owns at least 75% of the outstanding voting shares of the Adviser and may be deemed to be a controlling person of the Adviser.

      Under the terms of the management agreement (the "Agreement"), the Adviser manages the Fund's investments subject to approval of the Board of Trustees and pays all of the expenses of the Fund except brokerage fees and commissions, taxes, borrowing costs (such as (a) interest and (b) dividend expense on securities sold short), fees and expenses of the non-interested person trustees, extraordinary expenses and 12b-1 expenses. As compensation for its management services, the Fund is obligated to pay the Adviser a fee computed and accrued daily and paid monthly at an annual rate of 1.00% of the average daily net assets of the Fund.



      The following table describes the advisory fees paid to the Adviser by the Fund for the last three fiscal years:

------------------------------------------------------------------------------
Fiscal Year Ended               Net Advisory Fees Paid
------------------------------------------------------------------------------
November 30, 2003               $13,390
------------------------------------------------------------------------------
November 30, 2004               $27,064
------------------------------------------------------------------------------
November 30, 2005               $45,339
------------------------------------------------------------------------------


      The Adviser retains the right to use the name "Bull Moose" in connection with another investment company or business enterprise with which the Adviser is or may become associated. The Trust's right to use the name "Bull Moose" automatically ceases ninety days after termination of the Agreement and may be withdrawn by the Adviser on ninety days written notice.

      The Adviser may make payments to banks or other financial institutions that provide shareholder services and administer shareholder accounts. If a bank or other financial institution were prohibited from continuing to perform all or a part of such services, management of the Fund believes that there would be no material impact on the Fund or its shareholders. Banks may charge their customers fees for offering these services to the extent permitted by applicable regulatory authorities, and the overall return to those shareholders availing themselves of the bank services will be lower than to those shareholders who do not. The Fund may from time to time purchase securities issued by banks which provide such services; however, in selecting investments for the Fund, no preference will be shown for such securities.

About the Portfolio Manager

      Arthur Sheer, Chief Executive Officer of the Adviser, serves as the portfolio manager of the Fund solely responsible for making investment decisions for the Fund ("Portfolio Manager"). As of November 30, 2005, the Portfolio Manager was responsible for management of the following types of other accounts in addition to the Fund:


----------------------  -----------------  ------------------  ----------------------  ---------------------
                           Number of                            Number of Accounts        Total Assets By
                          Accounts by       Total Assets By     by Type Subject to     Account Type Subject
 Account Type             Account Type       Account Type        a Performance Fee     to a Performance Fee
----------------------  -----------------  ------------------  ----------------------  ---------------------
Registered                     0                  N/A                   N/A                    N/A
Investment Companies
----------------------  -----------------  ------------------  ----------------------  ---------------------
Pooled Investment              0                  N/A                   N/A                    N/A
Vehicles
----------------------  -----------------  ------------------  ----------------------  ---------------------
Retail Accounts               705            $509,300,975                0                     N/A
----------------------  -----------------  ------------------  ----------------------  ---------------------

      The Portfolio Manager is compensated for his services by the Adviser. His compensation consists of a fixed salary and an annual bonus based on the following: (i) the quality of research contributions, (ii) the performance of stock recommendations and (iii) his overall contribution to firm success. Finally, the Portfolio Manager is also eligible to participate in the Adviser's profit sharing program. As of November 30, 2005, the Portfolio Manager did not own any shares of the Fund.


      The Portfolio Manager provides investment advisory and other services to clients other than the Fund. In addition, the Portfolio Manager may carry on investment activities for his own account(s) and/or the accounts of family members. The Fund has no interest in these activities. As a result of the foregoing, the Portfolio Manager is engaged in substantial activities other than on behalf of the Fund, and may have differing economic interests in respect of such activities and may have conflicts of interest in allocating investment opportunities. For example, the Portfolio Manager may manage such other accounts on terms that are more favorable than the terms on which the Adviser manages the Fund, such as in cases where the Adviser receives higher fees from the other accounts than the management fee received from the Fund.

      There may be circumstances under which the Portfolio Manager will cause one or more other accounts to commit a larger percentage of their assets to an investment opportunity than the percentage of the Fund's assets that the Portfolio Manager commits to such investment. There also may be circumstances under which the Portfolio Manager purchases or sells an investment for the other accounts and does not purchase or sell the same investment for the Fund, or purchases or sells an investment for the Fund and does not purchase or sell the same investment for the other accounts.


      However, it is the Adviser's and the Portfolio Manager's policy that investment decisions for all accounts that the Portfolio Manager manages be made based on a consideration of their respective investment objectives and policies, and other needs and requirements affecting the accounts and that investment transactions and opportunities be fairly allocated among the Fund and other accounts. For example, the Adviser has written policies and procedures with respect to allocation of block trades and/or investment opportunities among the Fund and other clients of the Adviser. When feasible, the Portfolio Manager will group or block various orders to more efficiently execute orders and receive reduced commissions in order to benefit the Fund and other client accounts. In the event that more than one client wants to purchase or sell the same security on a given date and limited quantities are available, the purchases and sales will normally be made on a pro rata average price per share basis.



TRUSTEES AND OFFICERS

      The Board of Trustees supervises the business activities of the Trust. Each Trustee serves as a trustee until termination of the Trust unless the Trustee dies, resigns, retires or is removed.


      The following table provides information regarding the Trustees who are not interested persons of the Trust (each an "Independent Trustee" and collectively, the "Independent Trustees").

-----------------------------------------------------  ----------------------------------------------------------------
Name, Address*, (Date of Birth), Position with         Principal Occupation During Past 5 Years
Trust,** and Term of Position                          and Other  Directorships
-----------------------------------------------------  ----------------------------------------------------------------
Gary E. Hippenstiel (1947)                             Director, Vice President and Chief Investment Officer of
                                                       Legacy Trust Company, N.A. since 1992; Non-voting Chairman of
Independent Trustee, December 2002 to present          Investment Committee of WH Donner Foundation and WH Donner
                                                       Canadian Foundation since June 2005; Trustee of  AmeriPrime
                                                       Advisors Trust from July 2002 to November 2005; Trustee of
                                                       Access Variable Insurance Trust from April 2003 to August
                                                       2005; Trustee of AmeriPrime Funds from 1995 to July 2005;
                                                       Trustee of CCMI Funds from June 2003 to March 2005.
-----------------------------------------------------  ----------------------------------------------------------------
Stephen A. Little (1946)                               President and founder of The Rose, Inc., a registered
                                                       investment advisor, since April 1993; Trustee of AmeriPrime
Chairman, December 2004 to present;                    Advisors Trust from November 2002 to November 2005; Trustee of
Independent Trustee, December 2002 to present          AmeriPrime Funds from December 2002 to July 2005; Trustee of
                                                       CCMI Funds from June 2003 to March 2005.

-----------------------------------------------------  ----------------------------------------------------------------
Daniel J. Condon (1950)                                President of International Crankshaft Inc., an automotive
                                                       equipment manufacturing company, since 2004, Vice President
Independent Trustee, December 2002 to present          and General Manager from 1990 to 2003; Trustee of AmeriPrime
                                                       Advisors Trust from November 2002 to November 2005; Trustee of
                                                       The Unified Funds from 1994 to 2002; Trustee of Firstar Select
                                                       Funds, a REIT mutual fund, from 1997 to 2000; Trustee of
                                                       AmeriPrime Funds from December 2002 to July 2005; Trustee of
                                                       CCMI Funds from June 2003 to March 2005.
-----------------------------------------------------  ----------------------------------------------------------------

* The address for each trustee is 431 N. Pennsylvania St., Indianapolis, IN
46204.

** The Trust currently consists of 34 series.

      The Trust's audit committee consists of the Independent Trustees. The audit committee is responsible for overseeing the Fund's accounting and financial reporting policies and practices, its internal controls and, as appropriate, the internal controls of certain service providers; overseeing the quality and objectivity of the Fund's financial statements and the independent audit of the financial statements; and acting as a liaison between the Fund's independent auditors and the full Board of Trustees. The Audit Committee met six times during the year ended December 31, 2005.

      The following table provides information regarding each Trustee who is an "interested person" of the Trust, as defined in the 1940 Act, and each officer of the Trust.

-----------------------------------------------------  ----------------------------------------------------------------
Name, Address*, (Date of Birth), Position with Fund    Principal Occupation During Past 5 Years
Complex,** Term of Position with Trust                 and Other Directorships
-----------------------------------------------------  ----------------------------------------------------------------
Ronald C. Tritschler (1952)***                         Chief Executive Officer, Director and Legal Counse lof The Webb
                                                       Companies, a national real estate company, since 2001,
Trustee, December 2002 to present                      Executive Vice President and Director from 1990 to 2000;
                                                       Director of First State Financial since 1998; Director, Vice
                                                       President and Legal Counsel of The Traxx Companies, an owner and operator of convenience stores, since 1989; Trustee of
                                                       AmeriPrime Advisors Trust from November 2002 to November 2005;
                                                       Trustee of AmeriPrime Funds from December 2002 to July 2005;
                                                       Trustee of CCMI Funds from June 2003 to March 2005.
-----------------------------------------------------  ----------------------------------------------------------------

-----------------------------------------------------  ----------------------------------------------------------------
Anthony J. Ghoston (1959)                              President of Unified Fund Services, Inc., the Trust's
                                                       administrator, since June 2005, Executive Vice President from
President, July 2004 to present                        June 2004 to June 2005, Senior Vice President from April 2003 to June 2004; Senior Vice President and Chief Information
                                                       Officer of Unified Financial Services, Inc., the parent
                                                       company of the Trust's administrator and distributor, from
                                                       1997 to November 2004; President of AmeriPrime Advisors Trust
                                                       from July 2004 to November 2005; President of AmeriPrime Funds
                                                       from July 2004 to July 2005; President of CCMI Funds from July
                                                       2004 to March 2005.
-----------------------------------------------------  ----------------------------------------------------------------
Freddie Jacobs, Jr., CPA (1970)                        Vice President of Unified Fund Services, Inc., the Trust's
                                                       administrator, since December 2003; Assistant Vice President of
Chief Financial Officer and Treasurer, July 2005       U.S. Bancorp Fund Services LLC from 2000 to December 2003, Trust
to present; Secretary, September 2004 to June          Officer from 1998 to 2000; Chief Financial Officer and Treasurer
2005; Assistant Secretary, July 2005 to present        of AmeriPrime Advisors Trust from July 2005 to November 2005;
                                                       Secretary of AmeriPrime Funds and AmeriPrime Advisors Trust from
                                                       September 2004 to June 2005; Secretary of CCMI Funds from
                                                       September 2004 to March 2005; Principal Accounting Officer of
                                                       Lindbergh Funds from February 2004 to February 2005.
-----------------------------------------------------  ----------------------------------------------------------------
Lynn E. Wood (1946)                                    Chief Compliance Officer of AmeriPrime Advisors Trust from
                                                       October 2004 to November 2005; Chief Compliance Officer of
Chief Compliance Officer, October 2004 to present      AmeriPrime Funds from October 2004 to July 2005; Chief
                                                       Compliance Officer of  CCMI Funds from October 2004 to March
                                                       2005; Chief Compliance Officer of Unified Financial
                                                       Securities, Inc., the Trust's distributor, from 1997 to 2000 and 2004 to 2005 Chairman from 1997 to December 2004,
                                                       President from 1997 to 2000; Director of Compliance of Unified
                                                       Fund Services, Inc., the Trust's administrator, from October
                                                       2003 to September 2004; Chief Compliance Officer of Unified
                                                       Financial Services, Inc., the parent company of the Trust's administrator and distributor, from 2000 to 2004.
-----------------------------------------------------  ----------------------------------------------------------------
Heather A. Barnes (1975)                               Employed by Unified Fund Services, Inc., the Trust's
Secretary, July 2005 to present                        administrator, since January 2004 and from December 1999 to
                                                       January 2002; Regional Administrative Assistant of The
                                                       Standard Register Company from February 2003 to January 2004;
                                                       Full time student at Indiana University from January 2002 to
                                                       June 2002; Secretary of AmeriPrime Advisors Trust from July
                                                       2005 to November 2005.
-----------------------------------------------------  ----------------------------------------------------------------

* The address for each of the trustees and officers is 431 N. Pennsylvania St., Indianapolis, IN 46204.

** The Trust currently consists of 34 series.

*** Mr. Tritschler may be deemed to be an "interested person" of the Trust because he has an ownership interest in Unified Financial Services, Inc., the parent company of the distributor of certain series in the Trust.

      The following table provides information regarding shares of the Fund and other portfolios of the Trust owned by each Trustee as of December 31, 2005.

--------------------------------  ------------------------------------  -------------------------------------------
                                                                         Aggregate Dollar Range of Shares of All
              Trustee                 Dollar Range of Fund Shares                Funds Within the Trust*
--------------------------------  ------------------------------------  -------------------------------------------
Gary E. Hippenstiel                              None                                      None
--------------------------------  ------------------------------------  -------------------------------------------
Ronald Tritschler                                None                                      None
--------------------------------  ------------------------------------  -------------------------------------------
Stephen Little                                   None                                      None
--------------------------------  ------------------------------------  -------------------------------------------
Daniel Condon                                    None                                      None
--------------------------------  ------------------------------------  -------------------------------------------

* The Trust currently consists of 34 series.

      Set forth below are estimates of the annual compensation to be paid to the Trustees and officers by each series in the Trust on an individual basis and by the Trust on an aggregate basis. Trustees' and officers' fees and expenses are Trust expenses and each series incurs its expenses at the same rate.


================================  =====================  ======================  ===================  =====================
                                       Aggregate              Pension or          Estimated Annual     Total Compensation
                                      Compensation        Retirement Benefits      Benefits Upon          from Trust*
     Independent Trustees            from the Fund        Accrued As Part of         Retirement
                                                             Fund Expenses
--------------------------------  ---------------------  ----------------------  -------------------  ---------------------
Gary E. Hippenstiel, Trustee             $1,324                   $0                     $0                 $45,000
and Chairman of the Audit
Committee
--------------------------------  ---------------------  ----------------------  -------------------  ---------------------
Stephen A. Little, Chairman of           $1,324                   $0                     $0                 $45,000
the Board
--------------------------------  ---------------------  ----------------------  -------------------  ---------------------
Daniel Condon, Trustee                   $1,030                   $0                     $0                 $35,000
================================  =====================  ======================  ===================  =====================
 Non-Independent Trustees and         Aggregate             Pension or         Estimated Annual    Total Compensation
           Officers                  Compensation       Retirement Benefits     Benefits Upon         from Trust*
                                    from the Fund       Accrued As Part of        Retirement
                                                           Fund Expenses
-------------------------------- --------------------- ---------------------- ------------------- ---------------------
Ronald C. Tritschler, Trustee           $1,030                  $0                    $0                $35,000
-------------------------------- --------------------- ---------------------- ------------------- ---------------------
Anthony Ghoston, President and            $0                    $0                    $0                   $0
CEO
================================ ===================== ====================== =================== =====================
Freddie Jacobs, CFO and                   $0                    $0                    $0                   $0
Treasurer
================================ ===================== ====================== =================== =====================
Lynn Wood, Chief Compliance             $4,265                  $0                    $0                $145,000
Officer
-------------------------------- --------------------- ---------------------- ------------------- ---------------------
Heather Barnes, Secretary                 $0                    $0                    $0                   $0
================================ ===================== ====================== =================== =====================

* The Trust currently consists of 34 series.


CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES


      A principal shareholder is any person who owns (either of record or beneficially) 5% or more of the outstanding shares of the Fund. A control person is one who owns, either directly or indirectly, more than 25% of the voting securities of the Fund or acknowledges the existence of such control. As a controlling shareholder, each of these persons could control the outcome of any proposal submitted to the shareholders for approval, including changes to the Fund's fundamental policies or the terms of the management agreement with the Adviser.

         As of February 15, 2006, the Fund had the following control shareholders or principal shareholders.


--------------------------------  -------------------  ------------------------
Name and Address                  % Ownership          Type of Ownership

--------------------------------  -------------------  ------------------------
 Charles Schwab & Co.                      22.36%      Beneficial
     101 Montgomery Street
     San Francisco, CA 94104
--------------------------------  -------------------  ------------------------

      As of February 15, 2006, the Trustees and officers of the Fund as a group beneficially owned less than 1% of the Fund.


PORTFOLIO TURNOVER


      The Fund may sell portfolio securities without regard to the length of time they have been held when, in the opinion of the Adviser, investment considerations warrant such action. The Fund's portfolio turnover rate is the percentage of its portfolio that is bought and sold to exchange for other securities and is expressed as a percentage of its total assets. A high rate of portfolio turnover (100% or more) generally leads to higher transaction costs and may result in a greater number of taxable transactions. For the fiscal years ended November 30, 2004 and 2005, the Fund's portfolio turnover rate was 82.28% and 85.58%, respectively.



PORTFOLIO TRANSACTIONS AND BROKERAGE

      Subject to policies established by the Board of Trustees of the Trust, the Adviser is responsible for the Fund's portfolio decisions and the placing of the Fund's portfolio transactions. In placing portfolio transactions, the Adviser seeks the best qualitative execution for the Fund, taking into account such factors as price (including the applicable brokerage commission or dealer spread), the execution capability, financial responsibility and responsiveness of the broker or dealer and the brokerage and research services provided by the broker or dealer. The Adviser generally seeks favorable prices and commission rates that are reasonable in relation to the benefits received.

      The Adviser is specifically authorized to select brokers or dealers who also provide brokerage and research services to the Fund and/or the other accounts over which the Adviser exercises investment discretion and to pay such brokers or dealers a commission in excess of the commission another broker or dealer would charge if the Adviser determines in good faith that the commission is reasonable in relation to the value of the brokerage and research services provided. The determination may be viewed in terms of a particular transaction or the Adviser's overall responsibilities with respect to the Trust and to other accounts over which it exercises investment discretion.


      Research services include supplemental research, securities and economic analyses, statistical services and information with respect to the availability of securities or purchasers or sellers of securities and analyses of reports concerning performance of accounts. The research services and other information furnished by brokers through whom the Fund effects securities transactions may also be used by the Adviser in servicing all of its accounts. Similarly, research and information provided by brokers or dealers serving other clients may be useful to the Adviser in connection with its services to the Fund. Although research services and other information are useful to the Fund and the Adviser, it is not possible to place a dollar value on the research and other information received. It is the opinion of the Board of Trustees and the Adviser that the review and study of the research and other information will not reduce the overall cost to the Adviser of performing its duties to the Fund under the Agreement. For the fiscal year ended November 30, 2005, the Fund directed the following brokerage transactions to brokers due to research services provided by such brokers to the Fund:

--------------------------------------- ----------------------------------------
 Brokerage Transactions Directed                 Brokerage Commissions Paid

--------------------------------------- ----------------------------------------
          $8,465,150                                       $12,707
--------------------------------------- ----------------------------------------


      Over-the-counter transactions will be placed either directly with principal market makers or with broker-dealers, if the same or a better price, including commissions and executions, is available. Fixed income securities are normally purchased directly from the issuer, an underwriter or a market maker. Purchases include a concession paid by the issuer to the underwriter and the purchase price paid to a market maker may include the spread between the bid and asked prices.

      When the Fund and another of the Adviser's clients seek to purchase or sell the same security at or about the same time, the Adviser may execute the transaction on a combined ("blocked") basis. Blocked transactions can produce better execution for the Fund because of the increased volume of the transaction. If the entire blocked order is not filled, the Fund may not be able to acquire as large a position in such security as it desires, or it may have to pay a higher price for the security. Similarly, the Fund may not be able to obtain as large an execution of an order to sell, or as high a price for any particular portfolio security, if the other client desires to sell the same portfolio security at the same time. In the event that the entire blocked order is not filled, the purchase or sale will normally be allocated on a pro rata basis. Blocked transactions may also occur between the Fund and employees of the Adviser; however in the event that the entire blocked order is not filled, the purchase or sale of the Fund will have priority over the purchase or sale of employees of the Adviser.


      The following table provides information regarding the amount of brokerage commissions paid by the Fund for the last three fiscal years:

-------------------------------- -----------------------------------------------
      Fiscal Year End                       Brokerage Commissions Paid

-------------------------------- -----------------------------------------------
    November 30, 2003                                 $ 5,896
-------------------------------- -----------------------------------------------
    November 30, 2004                                 $11,878
-------------------------------- -----------------------------------------------
    November 30, 2005                                 $16,688
-------------------------------- -----------------------------------------------


      The Trust, the Adviser and the Fund's distributor have each adopted a Code of Ethics (the "Rule 17j-1 Code") pursuant to Rule 17j-1 of the 1940 Act, and the Adviser's Code of Ethics also conforms to Rule 204A-1 under the Investment Advisers Act of 1940. The personnel subject to the Codes are permitted to invest in securities, including securities that may be purchased or held by the Fund. You may obtain a copy of the Code from the Fund, free of charge, by calling Shareholder Services at 1-877-322-0576. You may also obtain copies of the Trust's Code from documents filed with the SEC and available on the SEC's web site at www.sec.gov.

DISCLOSURE OF PORTFOLIO HOLDINGS

      The Fund is required to include a schedule of portfolio holdings in its annual and semi-annual reports to shareholders, which is sent to shareholders within 60 days of the end of the second and fourth fiscal quarters and which is filed with the SEC on Form N-CSR within 70 days of the end of the second and fourth fiscal quarters. The Fund also is required to file a schedule of portfolio holdings with the SEC on Form N-Q within 60 days of the end of the first and third fiscal quarters. The Fund must provide a copy of the complete schedule of portfolio holdings as filed with the SEC to any shareholder of the Fund, upon request, free of charge. This policy is applied uniformly to all shareholders of the Fund without regard to the type of requesting shareholder (i.e., regardless of whether the shareholder is an individual or institutional investor).

      The Fund releases portfolio holdings to third party servicing agents on a daily basis in order for those parties to perform their duties on behalf of the Fund. These third party servicing agents include the Adviser, Distributor, Transfer Agent, Fund Accounting Agent, Administrator and Custodian. The Fund also may disclose portfolio holdings, as needed, to auditors, legal counsel, proxy voting services (if applicable), printers, pricing services, parties to merger and reorganization agreements and their agents, and prospective or newly hired investment advisers or sub-advisers. The lag between the date of the information and the date on which the information is disclosed will vary based on the identity of the party to whom the information is disclosed. For instance, the information may be provided to auditors within days of the end of an annual period, while the information may be given to legal counsel or prospective sub-advisers at any time. This information is disclosed to all such third parties under conditions of confidentiality. "Conditions of confidentiality" include (i) confidentiality clauses in written agreements, (ii) confidentiality implied by the nature of the relationship (e.g., attorney-client relationship),
(iii) confidentiality required by fiduciary or regulatory principles (e.g., custody relationships) or (iv) understandings or expectations between the parties that the information will be kept confidential. Third party servicing agents generally are subject to an independent obligation not to trade on confidential information under their code of ethics and/or as a result of common law precedents; however, the Fund does not require an independent confirmation from the third parties that they will not trade on the confidential information.

      Additionally, the Fund has ongoing arrangements to release portfolio holdings to Morningstar, Inc., Lipper, Inc., Bloomberg, Standard & Poor's, Thompson Financial and Vickers-Stock ("Rating Agencies") in order for those organizations to assign a rating or ranking to the Fund. In these instances portfolio holdings will be supplied within approximately 25 days after the end of the month. The Rating Agencies may make the Fund's top portfolio holdings available on their websites and may make the Fund's complete portfolio holdings available to their subscribers for a fee. Neither the Fund, the Adviser nor any of their affiliates receive any portion of this fee. Information released to Rating Agencies is not released under conditions of confidentiality nor is it subject to prohibitions on trading based on the information. The Fund also will post its complete portfolio holdings on its website (if the Fund has a website) within approximately 25 days after the end of the month. The information will remain posted on the website until replaced by the information for the succeeding month. If the Fund does not have a website or the website is for some reason inoperable, the information will be supplied to Rating Agencies no more frequently than monthly and on a delayed basis.

      The Adviser has entered into an agreement with Conflict Securities Advisory Group ("CSAG") to provide initial certifications and ongoing monitoring of companies in the Fund's portfolio in an attempt to ensure that no company owned by the Fund is subject to global security risk. In order for CSAG to provide global risk screening, the Adviser will provide a report to CSAG within 10 days of the end of each calendar month that identifies and confirms the investments of the Fund as of the month-end, as well as a report to CSAG of any Fund transaction resulting in an acquisition of a new security within 10 business days from the date of such transaction. CSAG has entered into a Confidentiality Agreement pursuant to which it has agreed to keep the Fund's portfolio information strictly confidential and to use it only for the purpose for which it was provided to CSAG; and CSAG further has agreed that it will not use the Confidential Information in a manner adverse to the interests of Fund shareholders or for personal trading by CSAG or its employees.

      Except as described above, the Fund is prohibited from entering into any arrangements with any person to make available information about the Fund's portfolio holdings without the prior authorization of the Trust's Chief Compliance Officer ("CCO"). The Adviser must submit any proposed arrangement pursuant to which the Adviser intends to disclose the Fund's portfolio holdings to the CCO, which will review such arrangement to determine whether the arrangement is in the best interests of Fund shareholders. Additionally, the Adviser, and any affiliated persons of the Adviser, are prohibited from receiving compensation or other consideration, for themselves or on behalf of the Fund, as a result of disclosing the Fund's portfolio holdings. Finally, the Fund will not disclose portfolio holdings as described above to third parties that the Fund knows will use the information for personal securities transactions.



DISTRIBUTION PLAN

      The Fund has adopted a plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the "Plan"). The Plan permits the Fund to pay for certain distribution and promotion expenses related to marketing shares of the Fund. The amount payable annually by the Fund is 0.25% of its average daily net assets.

      Under the Plan, the Trust may engage in any activities related to the distribution of Fund shares, including without limitation the following: (a) payments, including incentive compensation, to securities dealers or other financial intermediaries, financial institutions, investment advisers and others that are engaged in the sale of shares of the Fund, or that may be advising shareholders of the Trust regarding the purchase, sale or retention of shares of the Fund; (b) expenses of maintaining personnel (including personnel of organizations with which the Trust has entered into agreements related to the
Plan) who engage in or support distribution of shares of the Fund; (c) costs of preparing, printing and distributing prospectuses and statements of additional information and reports of the Fund for recipients other than existing shareholders of the Fund; (d) costs of formulating and implementing marketing and promotional activities, including, but not limited to, sales seminars, direct mail promotions and television, radio, newspaper, magazine and other mass media advertising; (e) costs of preparing, printing and distributing sales literature; (f) costs of obtaining such information, analyses and reports with respect to marketing and promotional activities as the Trust may, from time to time, deem advisable; and (g) costs of implementing and operating the Plan. The Fund does not participate in any joint distribution activities with other mutual funds.

      The Trustees expect that the Plan could significantly enhance the Fund's ability to expand distribution of shares of the Fund. It is also anticipated that an increase in the size of the Fund will facilitate more efficient portfolio management and assist the Fund in seeking to achieve its investment objective.

      The Plan was approved by the Fund's Board of Trustees, including a majority of the Trustees who are not "interested persons" of the Fund and who have no direct or indirect financial interest in the Plan or any related agreement, by a vote cast in person at a meeting held on September 12, 2005. Continuation of the Plan and the related agreements must be approved by the Trustees annually, in the same manner, and the Plan or any related agreement may be terminated at any time without penalty by a majority of such independent Trustees or by a majority of the outstanding shares of the applicable class. Any amendment increasing the maximum percentage payable under the Plan or other material change must be approved by a majority of the outstanding shares of the Fund, and all other material amendments to the Plan or any related agreement must be approved by a majority of the independent Trustees. The Fund did not pay any amount under the Plan in the last fiscal year.


DETERMINATION OF NET ASSET VALUE

      The price (net asset value) of the shares of the Fund is determined as of the close of trading (normally 4:00 p.m., Eastern time) on each day the New York Stock Exchange is open for business (the Exchange is closed on weekends, most federal holidays, and Good Friday). For a description of the methods used to determine the net asset value (share price), see "Determination of Net Asset Value" in the Prospectus.

      Equity securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices accurately reflect the fair market value of such securities. Securities that are traded on any stock exchange are generally valued by the pricing service at the last quoted sale price. Lacking a last sale price, an exchange traded security is generally valued by the pricing service at its last bid price. Securities traded in the NASDAQ over-the-counter market are generally valued by the pricing service at the NASDAQ Official Closing Price. When market quotations are not readily available, when the Adviser determines that the market quotation or the price provided by the pricing service does not accurately reflect the current market value or when restricted or illiquid securities are being valued, such securities are valued as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review of the Board of Trustees of the Trust. The fund accounting agent maintains a pricing review committee, which may seek valuation directly from an Independent Trustee if good faith pricing issues arise. Manually priced securities held by the Fund (if any) are reviewed by the Board of Trustees on a quarterly basis.

      Fixed income securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices accurately reflect the fair market value of such securities. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. If the Adviser decides that a price provided by the pricing service does not accurately reflect the fair market value of the securities, when prices are not readily available from a pricing service or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review of the Board. Short term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Board has determined will represent fair value.

      The Fund's net asset value per share is computed by dividing the value of the securities held by the Fund plus any cash or other assets (including interest and dividends accrued but not yet received) minus all liabilities (including accrued expenses) by the total number of shares in the Fund outstanding at such time, as shown below:

                       Net Assets           =  Net Asset Value Per Share
                    ---------------------
                       Shares Outstanding

         An example of how the Fund calculated its net asset value per share as of the fiscal year ended November 30, 2005 is as follows:


                      $   6,414,533         =  $15.07
                   ---------------------
                            425,576


REDEMPTION IN-KIND

      The Fund does not intend to redeem shares in any form except cash. However, if the amount you are redeeming is over the lesser of $250,000 or 1% of the Fund's net asset value, pursuant to an election by the Trust on behalf of the Fund under Rule 18f-1 of the 1940 Act, the Fund has the right to redeem your shares by giving you the amount that exceeds the lesser of $250,000 or 1% of the Fund's net asset value in securities instead of cash. In the event that an in-kind distribution is made, a shareholder may incur additional expenses, such as the payment of brokerage commissions, on the sale or other disposition of the securities received from the Fund.


STATUS AND TAXATION OF THE FUND

      The Fund was organized as a series of a business trust, and intends to continue to qualify for treatment as a regulated investment company ("RIC") under the Internal Revenue Code of 1986, as amended (the "Code") in each taxable year. There can be no assurance that it actually will so qualify. If the Fund qualifies as a RIC, its dividend and capital gain distributions generally are subject only to a single level of taxation, to the shareholders. This differs from distributions of a regular business corporation which, in general, are taxed first as taxable income of the distributing corporation, and then again as dividend income of the shareholder.

      If the Fund does qualify as a RIC but (in a particular tax year) distributes less than 98% of its ordinary income and its capital gain net income (as the Code defines each such term), the Fund is subject to an excise tax. The excise tax, if applicable, is 4% of the excess of the amount required to have been distributed over the amount actually distributed for the applicable year. If the Fund does not qualify as a RIC, its income will be subject to taxation as a regular business corporation, without reduction by dividends paid to shareholders of the Fund.

      To continue to qualify for treatment as a RIC under Subchapter M of the Code, the Fund must, among other requirements:

      o Derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies, and certain other income (including gains from options, futures, or forward contracts derived with respect to the RIC's business of investing in stock securities, or foreign currencies) (the "Income Requirement");

      o Diversify its investments in securities within certain statutory limits; and

      o Distribute annually to its shareholders at least 90% of its investment company taxable income (generally, taxable net investment income less net capital gain) (the "Distribution Requirement").

      The Fund may acquire zero coupon or other securities issued with original issue discount (including pay-in-kind securities). If it does so, the Fund will have to include in its income its share of the original issue discount that accrues on the securities during the taxable year, even if the Fund receives no corresponding payment on the securities during the year. Because the Fund annually must distribute (a) 98% of its ordinary income in order to avoid imposition of a 4% excise tax, and (b) 90% of its investment company taxable income, including any original issue discount, to satisfy the Distribution Requirement, the Fund may be required in a particular year to distribute as a dividend an amount that is greater than the total amount of cash it actually receives. Those distributions would be made from the Fund's cash assets, if any, or from the sales of portfolio securities, if necessary. The Fund might realize capital gains or losses from any such sales, which would increase or decrease the Fund's investment company taxable income and/or net capital gain (the excess of net long-term capital gain over net short-term capital loss).

      Fund distributions received by your qualified retirement plan, such as a 401(k) plan or IRA, are generally tax-deferred; this means that you are not required to report Fund distributions on your income tax return when paid to your plan, but, rather, when your plan makes payments to you or your beneficiary. Special rules apply to payouts from Roth and Education IRAs.

      The portion of the dividends the Fund pays that does not exceed the aggregate dividends it receives from U.S. corporations will be eligible for the dividends received deduction allowed to corporations; however, dividends received by a corporate shareholder and deducted by it pursuant to the dividends received deduction are subject indirectly to the federal alternative minimum tax.

      If you are a non-retirement plan holder, the Fund will send you a Form 1099 each year that tells you the amount of distributions you received for the prior calendar year, the tax status of those distributions, and a list of reportable sale transactions. Generally, the Fund's distributions are taxable to you in the year you received them. However, any dividends that are declared in October, November or December but paid in January are taxable as if received in December of the year they are declared. Investors should be careful to consider the tax consequences of buying shares shortly before a distribution. The price of shares purchased at that time may reflect the amount of the anticipated distribution. However, any such distribution will be taxable to the purchaser of the shares and may result in a decline in the share value by the amount of the distribution.

      If shares of the Fund are sold at a loss after being held by a shareholder for six months or less, the loss will be treated as long-term, instead of a short-term, capital loss to the extent of any capital gain distributions received on such shares.



      The Fund's net realized capital gains from securities transactions will be distributed only after reducing such gains by the amount of any available capital loss carryforwards. Capital losses may be carried forward to offset any capital gains for eight years, after which any undeducted capital loss remaining is lost as a deduction. As of November 30, 2005, the Fund had no unused capital loss carryforwards.


      The foregoing is only a summary of some of the important federal income tax considerations affecting the Fund and its shareholders and is not intended as a substitute for careful tax planning. Accordingly, prospective investors should consult their own tax advisers for more detailed information regarding the above and for information regarding federal, state, local and foreign taxes.


CUSTODIAN

      Huntington National Bank, 41 South High Street, Columbus, Ohio 43215, is custodian of the Fund's investments. The custodian acts as the Fund's depository, safekeeps its portfolio securities, collects all income and other payments with respect thereto, disburses funds at the Fund's request and maintains records in connection with its duties.


FUND SERVICES

      Unified Fund Services, Inc. ("Unified"), 431 North Pennsylvania Street, Indianapolis, Indiana 46204, acts as the Fund's transfer agent. A Trustee and the officers of the Trust are members of management and/or employees of Unified and/or shareholders of Unified Financial Services, Inc. ("UFS"), the parent company of Unified. Unified maintains the records of each shareholder's account, answers shareholders' inquiries concerning their accounts, processes purchases and redemptions of the Fund's shares, acts as dividend and distribution disbursing agent and performs other transfer agent and shareholder service functions. Unified receives a monthly fee from the Adviser of $1.50 per shareholder account (subject to a monthly minimum fee of $1,250).

      In addition, Unified provides the Fund with fund accounting services, which include certain monthly reports, record-keeping and other management-related services. For its services as fund accountant, Unified receives an annual fee from the Adviser equal to 0.05% of the Fund's assets up to $50 million, 0.04% of the Fund's assets from $50 million to $100 million, and 0.03% of the Fund's assets over $100 million (subject to various monthly minimum fees, the maximum being $1,667 per month).

      Unified also provides the Fund with administrative services, including all regulatory reporting and necessary office equipment, personnel and facilities. Unified receives a monthly fee from the Adviser equal to an annual rate of 0.10% of the Fund's assets under $50 million, 0.07% of the Fund's assets from $50 million to $100 million, and 0.05% of the Fund's assets over $100 million (subject to a minimum fee of $2,500 per month).


      The following table provides information regarding fees paid by the Adviser (not the Fund) to Unified during the last three fiscal years in connection with its transfer agency, fund accounting and administrative services to the Fund.

---------------------------  -------------------------  ----------------------------  ----------------------------
      Fiscal Year Ended             Fees Paid for              Fees Paid for                 Fees Paid for
                                   Transfer Agent        Fund Accounting Services       Administrative Services
                                      Services
---------------------------  -------------------------  ----------------------------  ----------------------------
November 30, 2005                        $16,290                  $20,691                       $30,776
---------------------------  -------------------------  ----------------------------  ----------------------------
November 30, 2004                        $10,388                  $15,778                        $28,142
---------------------------  -------------------------  ----------------------------  ----------------------------
November 30, 2003                        $11,272                  $15,000                        $29,583
---------------------------  -------------------------  ----------------------------  ----------------------------


INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

      The firm of Cohen McCurdy, Ltd., 800 Westpoint Parkway, Suite 1100, Westlake, Ohio 44145, has been selected as independent registered public accountants for the Fund for the fiscal year ending November 30, 2006. Cohen McCurdy, Ltd. performs an annual audit of the Fund's financial statements and provides financial, tax and accounting consulting services as requested.


DISTRIBUTOR


      Unified Financial Securities, Inc., 431 North Pennsylvania Street, Indianapolis, Indiana 46204 (the "Distributor"), is the exclusive agent for distribution of shares of the Fund. A Trustee of the Trust is a shareholder of UFS, the parent company of the Distributor, and certain officers of the Trust are an officer of the Distributor and/or shareholders of UFS. As a result, such persons may be deemed to be affiliates of the Distributor. The Distributor is obligated to sell the shares of the Fund on a best efforts basis only against purchase orders for the shares. Shares of the Fund are offered to the public on a continuous basis. The Distributor and Unified are controlled by UFS.

PROXY VOTING POLICIES

      The Board of Trustees of the Trust has delegated responsibilities for decisions regarding proxy voting for securities held by the Fund to the Fund's Adviser. The Adviser will vote such proxies in accordance with its proxy policies and procedures. In some instances, the Adviser may be asked to cast a proxy vote that presents a conflict between the interests of a Fund's shareholders, and those of the Adviser or an affiliated person of the Adviser. In such a case, the Trust's policy requires that the Adviser abstain from making a voting decision and forward all necessary proxy voting materials to the Trust to enable the Board of Trustees to make a voting decision. When the Board of Trustees of the Trust is required to make a proxy voting decision, only the Trustees without a conflict of interest with regard to the security in question or the matter to be voted upon shall be permitted to participate in the decision of how the applicable Fund's vote will be cast.

      The Adviser's policies and procedures state that the Adviser generally relies on the individual portfolio manager(s) to make the final decision on how to cast proxy votes. When exercising its voting responsibilities, the Adviser's policies call for an emphasis on (i) accountability of management of the company to its board, and of the board to the company's shareholders, (ii) alignment of management and shareholder interests and (iii) transparency through timely disclosure of important information about a company's operations and financial performance. While no set of proxy voting guidelines can anticipate all situations that may arise, the Adviser has adopted guidelines describing the Adviser's general philosophy when proposals involve certain matters. The following is a summary of those guidelines:

      o electing a board of directors - a board should be composed primarily of independent directors, and key board committees should be entirely independent. The Adviser generally supports efforts to declassify boards or other measures that permit shareholders to remove a majority of directors at any time;

      o approving independent auditors - the relationship between a company and its auditors should be limited primarily to the audit engagement;

      o providing equity-based compensation plans - appropriately designed equity-based compensation plans, approved by shareholders, can be an effective way to align the interests of shareholders and the interests of directors, management, and employees by providing incentives to increase shareholder value. Conversely, the Adviser is opposed to plans that substantially dilute ownership interests in the company, provide participants with excessive awards, or have inherently objectionable structural features;

      o corporate voting structure - shareholders should have voting power equal to their equity interest in the company and should be able to approve or reject changes to a company's by-laws by a simple majority vote. The Adviser opposes super-majority requirements and generally supports the ability of shareholders to cumulate their votes for the election of directors; and

      o shareholder rights plans - shareholder rights plans, also known as poison pills, may tend to entrench current management, which the Adviser generally considers to have a negative impact on shareholder value.

More information. You may obtain a copy of the Trust's and the Adviser's proxy voting policy by calling Shareholder Services at 1-877-322-0576 or by writing to Unified Fund Services, Inc., the Fund's transfer agent, at 431 N. Pennsylvania Avenue, Indianapolis, IN 46204, Attn: Unified Series Trust Chief Compliance Officer. A copy of the policies will be mailed to you within three days of receipt of your request. You also may obtain a copy of the policies from Fund documents filed with the SEC, which are available on the SEC's web site at www.sec.gov. The actual voting records relating to portfolio securities during the most recent 12-month period ended June 30 (starting with the year ended June 30, 2004) are filed by the Fund with the SEC on Form N-PX. The Fund's proxy voting record is also available to shareholders free of charge upon request by calling or writing the Fund as described above or from the SEC's web site.

FINANCIAL STATEMENTS


      The financial statements and independent registered public accountants' report required to be included in the Statement of Additional Information are hereby incorporated by reference to the Fund's Annual Report to the shareholders for the fiscal year ended November 30, 2006. You can obtain the Annual Report without charge by calling Shareholder Services at 1-877-322-0576.

                          CHINOOK EMERGING GROWTH FUND

                       STATEMENT OF ADDITIONAL INFORMATION


                                 March 31, 2006

      This Statement of Additional Information ("SAI") is not a prospectus. It should be read in conjunction with the Prospectus of Chinook Emerging Growth Fund (the "Fund") dated March 31, 2006. This SAI incorporates by reference the Fund's Annual Report to Shareholders for the fiscal period ended November 30, 2005 ("Annual Report"). A free copy of the Prospectus can be obtained by writing the transfer agent at Unified Fund Services, Inc., 431 North Pennsylvania Street, Indianapolis, Indiana 46204, or by calling Shareholder Services at (800) 440-6895.


                                TABLE OF CONTENTS

                                                                            PAGE


DESCRIPTION OF THE TRUST AND FUND .........................................    2

ADDITIONAL INFORMATION ABOUT FUND INVESTMENTS AND RISK CONSIDERATIONS .....    3

INVESTMENT LIMITATIONS ....................................................    9

INVESTMENT ADVISOR ........................................................   11

TRUSTEES AND OFFICERS .....................................................   13

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES .......................   16

PORTFOLIO TURNOVER ........................................................   16

PORTFOLIO TRANSACTIONS AND BROKERAGE ......................................   17

DISCLOSURE OF PORTFOLIO HOLDINGS ..........................................   18

PROXY VOTING POLICY .......................................................   19

DETERMINATION OF NET ASSET VALUE ..........................................   20

REDEMPTION IN-KIND ........................................................   21

STATUS AND TAXATION OF THE FUND ...........................................   21

CUSTODIAN .................................................................   23

FUND SERVICES .............................................................   23

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM .............................   24

DISTRIBUTOR ...............................................................   24

DISTRIBUTION PLAN .........................................................   24

FINANCIAL STATEMENTS ......................................................   24

DESCRIPTION OF THE TRUST AND FUND


      Chinook Emerging Growth Fund (the "Fund") was organized as a diversified series of Unified Series Trust (the "Trust") on September 13, 2004. The Trust is an open-end investment company established under the laws of Ohio by an Agreement and Declaration of Trust dated October 17, 2002 (the "Trust Agreement"). The Trust Agreement permits the Trustees to issue an unlimited number of shares of beneficial interest of separate series without par value. The Fund is one of a series of funds currently authorized by the Trustees. The Fund commenced investment operations on March 30, 2005. The investment advisor to the Fund is Chinook Capital Management, LLC (the "Advisor").


      Each share of the Fund represents an equal proportionate interest in the assets and liabilities belonging to the Fund and is entitled to such dividends and distributions out of income belonging to the Fund as are declared by the Trustees. Each share has the same voting and other rights and preferences as any other share of any series of the Trust for matters that affect the Trust as a whole. The Fund may offer additional classes in the future.

      The Fund does not issue share certificates. All shares are held in non-certificate form registered on the books of the Fund and the Fund's transfer agent for the account of the shareholder. The shares do not have cumulative voting rights or any preemptive or conversion rights, and the Trustees have the authority from time to time to divide or combine the shares of any series into a greater or lesser number of shares of that series so long as the proportionate beneficial interest in the assets belonging to that series and the rights of shares of any other series are in no way affected.

      In case of any liquidation of a series, the holders of shares of the series being liquidated will be entitled to receive as a class a distribution out of the assets, net of the liabilities, belonging to that series. Expenses attributable to any series are borne by that series. Any general expenses of the Trust not readily identifiable as belonging to a particular series are allocated by or under the direction of the Trustees in such manner as the Trustees determine to be fair and equitable. No shareholder is liable to further calls or to assessment by the Trust without his or her express consent.


      Any Trustee of the Trust may be removed by vote of the shareholders holding not less than two-thirds of the outstanding shares of the Trust. The Trust does not hold an annual meeting of shareholders. When matters are submitted to shareholders for a vote, each shareholder is entitled to one vote for each whole share he owns and fractional votes for fractional shares he owns. All shares of the Fund have equal liquidation rights. The Trust Agreement can be amended by the Trustees, except that any amendment that adversely affects the rights of shareholders must be approved by the shareholders affected. All shares of the Fund are subject to involuntary redemption if the Trustees determine to liquidate the Fund. An involuntary redemption will create a capital gain or a capital loss, which may have tax consequences about which you should consult your tax advisor.


      For information concerning the purchase and redemption of shares of the Fund, see "How to Buy Shares" and "How to Redeem Shares" in the Fund's Prospectus. For a description of the methods used to determine the share price and value of the Fund's assets, see "Determination of Net Asset Value" in the Fund's Prospectus and this SAI.

      The Fund has authorized one or more brokers to receive on its behalf purchase and redemption orders. Such brokers are authorized to designate other intermediaries to receive purchase and redemption orders on the Fund's behalf. The Fund will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker's authorized designee, receives the order.

      Customer orders will be priced at the Fund's net asset value next computed after they are received by an authorized broker or the broker's authorized designee and accepted by the Fund. The performance of the Fund may be compared in publications to the performance of various indices and investments for which reliable performance data is available. The performance of the Fund may be compared in publications to averages, performance rankings, or other information prepared by recognized mutual fund statistical services. The Fund's Annual Report contains additional performance information and will be made available to investors upon request and without charge.


ADDITIONAL INFORMATION ABOUT FUND INVESTMENTS AND RISK CONSIDERATIONS

      This section contains additional information regarding some of the investments the Fund may make and some of the techniques it may use.

      A. Equity Securities. Equity securities include common stock and common stock equivalents (such as rights and warrants, and convertible securities). Warrants are options to purchase equity securities at a specified price valid for a specific time period. Rights are similar to warrants, but normally have a short duration and are distributed by the issuer to its shareholders.

      B. Convertible Securities. A convertible security is a bond, debenture, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock. The Fund may invest in convertible securities rated B or higher by Standard & Poor's Corporation ("S&P") or by Moody's Investors Services, Inc. ("Moody's"), or if unrated, determined by the Advisor to be of comparable quality. Generally, investments in securities in the lower rating categories provide higher yields but involve greater volatility of price and risk of loss of principal and interest than investments in securities with higher ratings. Securities rated lower than Baa by Moody's or BBB by S&P are considered speculative. In addition, lower ratings reflect a greater possibility of an adverse change in the financial conditions affecting the ability of the issuer to make payments of principal and interest. The market price of lower-rated securities generally responds to short-term corporate and market developments to a greater extent than higher-rated securities which react primarily to fluctuations in the general level of interest rates. Lower-rated securities will also be affected by the market's perception of their credit quality and the outlook for economic growth.

      In the past, economic downturns or an increase in interest rates have under certain circumstances caused a higher incidence of default by the issuers of these securities and may do so in the future, especially in the case of highly leveraged issuers.

      The prices for these securities may be affected by legislative and regulatory developments. For example, federal rules were adopted that required savings and loan associations gradually to reduce their holdings of high-yield securities. An effect of this legislation may be to significantly depress the prices of outstanding lower-rated-securities. The market for lower-rated securities may be less liquid than the market for higher-rated securities. Furthermore, the liquidity of lower-rated securities may be affected by the market's perception of their credit quality. Therefore, judgment may at times play a greater role in valuing these securities than in the case of higher-rated securities, and it also may be more difficult during certain adverse market conditions to sell lower-rated securities at their fair value to meet redemption requests or to respond to changes in the market.

      If the rating of a security by S&P or Moody's drops below B the Advisor will dispose of the security as soon as practicable (depending on market conditions) unless the Advisor determines based on its own credit analysis that the security provides the opportunity of meeting the Fund's objective without presenting excessive risk. The Advisor will consider all factors which it deems appropriate, including ratings, in making investment decisions for the Fund and will attempt to minimize investment risk through conditions and trends. While the Advisor may refer to ratings, it does not rely exclusively on ratings, but makes its own independent and ongoing review of credit quality.

      C. Preferred Stock. Preferred stock has a preference in liquidation (and, generally dividends) over common stock but is subordinated in liquidation to debt. As a general rule the market value of preferred stocks with fixed dividend rates and no conversion rights varies inversely with interest rates and perceived credit risk, with the price determined by the dividend rate. Some preferred stocks are convertible into other securities (for example, common stock) at a fixed price and ratio or upon the occurrence of certain events. The market price of convertible preferred stocks generally reflects an element of conversion value. Because many preferred stocks lack a fixed maturity date, these securities generally fluctuate substantially in value when interest rates change; such fluctuations often exceed those of long term bonds of the same issuer. Some preferred stocks pay an adjustable dividend that may be based on an index, formula, auction procedure or other dividend rate reset mechanism. In the absence of credit deterioration, adjustable rate preferred stocks tend to have more stable market values than fixed rate preferred stocks. All preferred stocks are also subject to the same types of credit risks of the issuer as corporate bonds. In addition, because preferred stock is junior to debt securities and other obligations of an issuer, deterioration in the credit rating of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar yield characteristics. Preferred stocks may be rated by Standard & Poor's ("S&P") and Moody's Investors Services, Inc. ("Moody's") although there is no minimum rating which a preferred stock must have (and a preferred stock may not be rated) to be an eligible investment for the Fund. The Advisor expects, however, that generally the preferred stocks in which the Fund invests will be rated at least CCC by S&P or Caa by Moody's or, if unrated, of comparable quality in the opinion of the Advisor. Preferred stocks rated CCC by S&P are regarded as predominantly speculative with respect to the issuer's capacity to pay preferred stock obligations and represent the highest degree of speculation among securities rated between BB and CCC; preferred stocks rated Caa by Moody's are likely to be in arrears on dividend payments. Moody's rating with respect to preferred stocks does not purport to indicate the future status of payments of dividends.

      D. Exchange-Traded Funds. The Fund is permitted to invest in exchange-traded funds. Securities of exchange-traded funds represent shares of ownership in either mutual funds or unit investment trusts that hold a portfolio of common stocks that are designed to generally correspond to the price and yield performance of their underlying portfolio of securities. These securities are not traded at net asset value, that is, they can be sold at a premium or with a discount.

      E. Money Market Instruments. The Fund may hold cash or invest in high quality money market instruments, including commercial paper of a U.S. or a non-U.S. company, foreign government securities, certificates of deposit, bankers' acceptances and time deposits of domestic and foreign banks, and obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities. These obligations will be U.S. dollar denominated or denominated in a foreign currency. Money market instruments typically have a maturity of one year or less as measured from the date of purchase.

      F. Derivatives Transactions. The Fund may utilize various investment strategies as described below for a variety of purposes, such as hedging various market risks or enhancing potential gain.

      In the course of pursuing these investment strategies, the Fund may purchase and sell exchange-listed and over-the-counter put and call options on securities, equity indices and other instruments, and purchase and sell futures contracts and options thereon (collectively, "Strategic Transactions"). In addition, Strategic Transactions may also include new techniques, instruments or strategies that are permitted as regulatory changes occur. Strategic Transactions may be used without limit (subject to certain limits imposed by the 1940 Act) to attempt to protect against possible changes in the market value of securities held in or to be purchased for the Fund's portfolio resulting from securities markets or currency exchange rate fluctuations, to protect the Fund's unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes, to manage the effective maturity or duration of the Fund's portfolio, or to establish a position in the derivatives markets as a substitute for purchasing or selling particular securities. Some Strategic Transactions may also be used to enhance potential gain although no more than 5% of the Fund's assets will be committed to Strategic Transactions entered into for non-hedging purposes. Any or all of these investment techniques may be used at any time and in any combination, and there is no particular strategy that dictates the use of one technique rather than another, as use of any Strategic Transaction is a function of numerous variables including market conditions. The ability of the Fund to utilize these Strategic Transactions successfully will depend on the Advisor's ability to predict pertinent market movements, which cannot be assured. The Fund will comply with applicable regulatory requirements when implementing these strategies, techniques and instruments. Strategic Transactions will not be used to alter fundamental investment purposes and characteristics of the Fund, and the Fund will segregate assets (or as provided by applicable regulations, enter into certain offsetting positions) to cover its obligations under options and futures to limit leveraging of the Fund.

      Strategic Transactions have risks associated with them including possible default by the other party to the transaction, illiquidity and, to the extent the Advisor's view as to certain market movements is incorrect, the risk that the use of such Strategic Transactions could result in losses greater than if they had not been used. Use of put and call options may result in losses to the Fund, force the sale or purchase of portfolio securities at inopportune times or for prices higher than (in the case of put options) or lower than (in the case of call options) current market values, limit the amount of appreciation the Fund can realize on its investments or cause the Fund to hold a security it might otherwise sell. The use of options and futures transactions entails certain other risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of the Fund creates the possibility that losses on the hedging instrument may be greater than gains in the value of the Fund's position. In addition, futures and options markets may not be liquid in all circumstances. As a result, in certain markets, the Fund might not be able to close out a transaction without incurring substantial losses, if at all. Although the use of futures and options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time they tend to limit any potential gain which might result from an increase in value of such position. Finally, the daily variation margin requirements for futures contracts would create a greater ongoing potential financial risk than would purchases of options, where the exposure is limited to the cost of the initial premium. Losses resulting from the use of Strategic Transactions would reduce net asset value, and possibly income, and such losses can be greater than if the Strategic Transactions had not been utilized.

      1. Options on Securities Indices. The Fund may purchase and sell call and put options on securities indices and, in so doing, can achieve many of the same objectives it would achieve through the sale or purchase of options on individual securities or other instruments. Options on securities indices are similar to options on a security or other instrument except that, rather than settling by physical delivery of the underlying instrument, they settle by cash settlement, i.e., an option on an index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the index upon which the option is based exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option. This amount of cash is equal to the excess of the closing price of the index over the exercise price of the option, which also may be multiplied by a formula value. The seller of the option is obligated, in return for the premium received, to make delivery of this amount. The gain or loss on an option on an index depends on price movements in the instruments making up the market, market segment, industry or other composite on which the underlying index is based, rather than price movements in individual securities, as is the case with respect to options on securities.

      2. General Characteristics of Options. Put options and call options typically have similar structural characteristics and operational mechanics regardless of the underlying instrument on which they are purchased or sold. Thus, the following general discussion relates to each of the particular types of options discussed in greater detail below. In addition, many Strategic Transactions involving options require segregation of the Fund's assets in special accounts, as described below under "Use of Segregated and Other Special Accounts."

            A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer the obligation to buy, the underlying security, index or other instrument at the exercise price. For instance, the Fund's purchase of a put option on a security might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value by giving the Fund the right to sell such instrument at the option exercise price. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell, the underlying instrument at the exercise price. The Fund's purchase of a call option on a security, financial future, index or other instrument might be intended to protect the Fund against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase such instrument. An American style put or call option may be exercised at any time during the option period while a European style put or call option may be exercised only upon expiration or during a fixed period prior thereto. The Fund is authorized to purchase and sell exchange listed options. However, the Funds may not purchase or sell over-the-counter options, which are considered illiquid by the SEC staff. Exchange-listed options are issued by a regulated intermediary such as the Options Clearing Corporation ("OCC"), which guarantees the performance of the obligations of the parties to such options. The discussion below uses the OCC as an example, but is also applicable to other financial intermediaries.

            With certain exceptions, OCC-issued and exchange-listed options generally settle by physical delivery of the underlying security or currency, although in the future cash settlement may become available. Index options are cash settled for the net amount, if any, by which the option is "in-the-money" (i.e., where the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.

            The Fund's ability to close out its position as a purchaser or seller of an OCC or exchange listed put or call option is dependent, in part, upon the liquidity of the option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities including reaching daily price limits; (iv) interruption of the normal operations of the OCC or an exchange; (v) inadequacy of the facilities of an exchange or OCC to handle current trading volume; or (vi) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although outstanding options on that exchange would generally continue to be exercisable in accordance with their terms.

            The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

            If the Fund sells a call option, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or instruments in its portfolio or will increase its income. The sale of put options can also provide income.

            The Fund may purchase and sell call options on equity securities (including convertible securities that are traded on U.S. and foreign securities exchanges, and on securities indices and futures contracts. All calls sold by the Fund must be "covered" (i.e., the Fund must own the securities or futures contract subject to the call) or must meet the asset segregation requirements described below as long as the call is outstanding. Even though the Fund will receive the option premium to help protect it against loss, a call sold by the Fund exposes it during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require it to hold a security or instrument which it might otherwise have sold.

            The Fund may purchase and sell put options on equity securities (including convertible securities) and on securities indices. The Fund will not sell put options if, as a result, more than 50% of the Fund's total assets would be required to be segregated to cover its potential obligations under such put options other than those with respect to futures and options thereon. In selling put options, there is a risk that the Fund may be required to buy the underlying security at a disadvantageous price above the market price.

      3. Use of Segregated and Other Special Accounts. Many Strategic Transactions, in addition to other requirements, require that the Fund segregate cash or liquid assets with its custodian to the extent Fund obligations are not otherwise "covered" through ownership of the underlying security or financial instrument. In general, either the full amount of any obligation by the Fund to pay or deliver securities or assets must be covered at all times by the securities or instruments required to be delivered, or, subject to any regulatory restrictions, an amount of cash or liquid assets at least equal to the current amount of the obligation must be segregated with the custodian. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. For example, a call option written by the Fund will require it to hold the securities subject to the call (or securities convertible into the needed securities without additional consideration) or to segregate cash or liquid assets sufficient to purchase and deliver the securities if the call is exercised. A call option sold by the Fund on an index will require it to own portfolio securities which correlate with the index or to segregate cash or liquid assets equal to the excess of the index value over the exercise price on a current basis. A put option written by the Fund requires the Fund to segregate cash or liquid assets equal to the exercise price.

            OCC-issued and exchange-listed index options will generally provide for cash settlement. As a result, when the Fund sells these instruments it will only segregate an amount of cash or liquid assets equal to its accrued net obligations, as there is no requirement for payment or delivery of amounts in excess of the net amount. These amounts will equal 100% of the exercise price in the case of a non cash-settled put, the same as an OCC guaranteed listed option sold by the Fund, or the in-the-money amount plus any sell-back formula amount in the case of a cash-settled put or call. In addition, when the Fund sells a call option on an index at a time when the in-the-money amount exceeds the exercise price, the Fund will segregate, until the option expires or is closed out, cash or cash equivalents equal in value to such excess. OCC-issued and exchange-listed options sold by the Fund other than those above generally settle with physical delivery, or with an election of either physical delivery or cash settlement and the Fund will segregate an amount of cash or liquid assets equal to the full value of the option.

            In the case of a futures contract or an option thereon, the Fund must deposit initial margin and possible daily variation margin in addition to segregating cash or liquid assets sufficient to meet its obligation to purchase or provide securities, or to pay the amount owed at the expiration of an index-based futures contract. Such liquid assets may consist of cash, cash equivalents, liquid debt or equity securities or other acceptable assets.

            Strategic Transactions may be covered by other means when consistent with applicable regulatory policies. The Fund may also enter into offsetting transactions so that its combined position, coupled with any segregated assets, equals its net outstanding obligation in related options and Strategic Transactions. For example, the Fund could purchase a put option if the strike price of that option is the same or higher than the strike price of a put option sold by the Fund. Moreover, instead of segregating cash or liquid assets, if the Fund held a futures or forward contract, it could purchase a put option on the same futures or forward contract with a strike price as high or higher than the price of the contract held. Other Strategic Transactions may also be offset in combinations. If the offsetting transaction terminates at the time of or after the primary transaction no segregation is required, but if it terminates prior to such time, cash or liquid assets equal to any remaining obligation would need to be segregated.

      G. When-Issued and Delayed Delivery Transactions. The Fund may buy debt securities on a "when-issued" or "delayed delivery" basis. These transactions are arrangements under which the Fund buys securities with payment and delivery scheduled for a future time. Purchases of debt securities on a when-issued or delayed delivery basis are subject to market fluctuation and to the risk that the value or yields at delivery may be more or less than the purchase price or the yields available when the transaction was entered into. Although the Fund will generally buy debt securities on a when-issued basis with the intention of acquiring such securities, it may sell them before the settlement date if it deems the sale to be advisable. The Fund will not enter into these transactions for investment leverage. When the Fund is the buyer in such a transaction, it will maintain, in a segregated account with its custodian bank, cash or high-grade marketable securities having an aggregate value equal to the amount of its purchase commitments until payment is made.

            In when-issued and delayed delivery transactions, the Fund relies on the seller to complete the transaction. The other party's failure may cause the Fund to miss a price or yield considered advantageous. Securities purchased on a when-issued or delayed delivery basis do not generally earn interest until their scheduled delivery date. The Fund is not subject to any percentage limit on the amount of its assets that may be invested in when-issued debt securities.

INVESTMENT LIMITATIONS

      A. Fundamental. The investment limitations described below have been adopted by the Trust with respect to the Fund and are fundamental ("Fundamental"), i.e., they may not be changed without the affirmative vote of a majority of the outstanding shares of the Fund. As used in the Prospectus and this SAI, the term "majority of the outstanding shares" of the Fund means the lesser of (1) 67% or more of the outstanding shares of the Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented at such meeting; or (2) more than 50% of the outstanding shares of the Fund. Other investment practices which may be changed by the Board of Trustees without the approval of shareholders to the extent permitted by applicable law, regulation or regulatory policy are considered non-fundamental ("Non-Fundamental").

      1. Borrowing Money. The Fund will not borrow money, except (a) from a bank, provided that immediately after such borrowing there is an asset coverage of 300% for all borrowings of the Fund; or (b) from a bank or other persons for temporary purposes only, provided that such temporary borrowings are in an amount not exceeding 5% of the Fund's total assets at the time when the borrowing is made. This limitation does not preclude the Fund from entering into reverse repurchase transactions, provided that the Fund has asset coverage of 300% for all borrowings and repurchase commitments of the Fund pursuant to reverse repurchase transactions.

      2. Senior Securities. The Fund will not issue senior securities. This limitation is not applicable to activities that may be deemed to involve the issuance or sale of a senior security by the Fund, provided that the Fund's engagement in such activities is consistent with or permitted by the 1940 Act, the rules and regulations promulgated thereunder or interpretations of the SEC or its staff.

      3. Underwriting. The Fund will not act as underwriter of securities issued by other persons. This limitation is not applicable to the extent that, in connection with the disposition of portfolio securities (including restricted securities), the Fund may be deemed an underwriter under certain federal securities laws.

      4. Real Estate. The Fund will not purchase or sell real estate. This limitation is not applicable to investments in marketable securities which are secured by or represent interests in real estate. This limitation does not preclude the Fund from investing in mortgage-related securities or investing in companies engaged in the real estate business or that have a significant portion of their assets in real estate (including real estate investment trusts).

      5. Commodities. The Fund will not purchase or sell commodities unless acquired as a result of ownership of securities or other investments. This limitation does not preclude the Fund from purchasing or selling options or futures contracts, from investing in securities or other instruments backed by commodities or from investing in companies which are engaged in a commodities business or have a significant portion of their assets in commodities.

      6. Loans. The Fund will not make loans to other persons, except (a) by loaning portfolio securities, (b) by engaging in repurchase agreements, or (c) by purchasing nonpublicly offered debt securities. For purposes of this limitation, the term "loans" shall not include the purchase of a portion of an issue of publicly distributed bonds, debentures or other securities.

      7. Concentration. The Fund will not invest 40% or more of its total assets in any particular industry. This limitation is not applicable to investments in obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities or repurchase agreements with respect thereto. Industries in which the Fund may invest include technology, healthcare, financial services and consumer goods and services.

      8. Diversification. With respect to 75% of its total assets, the Fund will not purchase securities issued by any one issuer (other than cash, cash items, or securities issued or guaranteed by the government of the United States or its agencies or instrumentalities) if, as a result at the time of such purchase, more than 5% of the value of the Fund's total assets would be invested in the securities of that issuer, or if it would own more than 10% of the outstanding voting securities of that issuer.

      With respect to the percentages adopted by the Trust as maximum limitations on its investment policies and limitations, an excess above the fixed percentage will not be a violation of the policy or limitation unless the excess results immediately and directly from the acquisition of any security or the action taken. This paragraph does not apply to the borrowing policy set forth in paragraph 1 above.

      Notwithstanding any of the foregoing limitations, any investment company, whether organized as a trust, association or corporation, or a personal holding company, may be merged or consolidated with or acquired by the Trust, provided that if such merger, consolidation or acquisition results in an investment in the securities of any issuer prohibited by said paragraphs, the Trust shall, within ninety days after the consummation of such merger, consolidation or acquisition, dispose of all of the securities of such issuer so acquired or such portion thereof as shall bring the total investment therein within the limitations imposed by said paragraphs above as of the date of consummation.

      B. Non-Fundamental. The following limitations have been adopted by the Trust with respect to the Fund and are Non-Fundamental (see "Investment Limitations - Fundamental" above).

      1. Pledging. The Fund will not mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any assets of the Fund except as may be necessary in connection with borrowings described in limitation (1) above. Margin deposits, security interests, liens and collateral arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investments and techniques are not deemed to be a mortgage, pledge or hypothecation of assets for purposes of this limitation.

      2. Borrowing. The Fund will not purchase any security while borrowings (including reverse repurchase agreements) representing more than 5% of its total assets are outstanding.

      3. Margin Purchases. The Fund will not purchase securities or evidences of interest thereon on "margin." This limitation is not applicable to short-term credit obtained by the Fund for the clearance of purchases and sales or redemption of securities, or to arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investments and techniques.

      4. Short Sales. The Fund will not effect short sales of securities except as described in the Prospectus or the Statement of Additional Information.

      5. Options. The Fund will not purchase or sell puts, calls, options or straddles except as described in the Prospectus or the Statement of Additional Information.

      6. Illiquid Securities. The Fund will not purchase illiquid securities which cannot be sold in the ordinary course of business or due to contractual or legal restrictions on resale.

      7. Loans of Portfolio Securities. The Fund will not make loans of portfolio securities.

INVESTMENT ADVISOR

      The Fund's Advisor is Chinook Capital Management, LLC, SW Macadam Ave., Suite 250, Portland, OR 97239. The investment decisions for the Fund are made by portfolio managers Gregory Houser, Lantz Stringham and Grant Brown. The Advisor is 100% employee-owned.


      Under the terms of the management agreement (the "Agreement"), the Advisor manages the Fund's investments subject to approval of the Board of Trustees. As compensation for its management services, the Fund is obligated to pay the Advisor a fee computed and accrued daily and paid monthly at an annual rate of 1.35% for the first $50 million of the average daily net assets of the Fund, 1.25% for $50,000,001 to $150 million, 1.15% for $150,000,001 to $250 million and 1.00% for assets over $250 million. The Advisor contractually has agreed to waive its fee and, to the extent necessary, reimburse Fund expenses to maintain the Fund's total annual operating expenses, excluding any 12b-1 fees, brokerage fees and commissions, borrowing costs (such as interest and dividend expenses on securities sold short), taxes and extraordinary expenses, at 1.85% of its average daily net assets, through November 30, 2006. The following table sets forth the advisory fees paid to the Advisor by the Fund for the last fiscal period:

--------------------------------------------------------------------------------
                                               Total Fees
  Fiscal Period         Advisory Fees      Reimbursed and/or     Net Advisory
      Ended                Accrued               Waived            Fees Paid
November 30, 2005*        $130,702              $50,498             $80,204
--------------------------------------------------------------------------------

      * For the period March 30, 2005 (commencement of operations) through November 30, 2005.

      The Advisor retains the right to use the name "Chinook" in connection with another investment company or business enterprise with which the Advisor is or may become associated. The Trust's right to use the name "Chinook" automatically ceases 90 days after termination of the Agreement and may be withdrawn by the Advisor on 90 days written notice.


      The Advisor may make payments to banks or other financial institutions that provide shareholder services and administer shareholder accounts. If a bank or other financial institution were prohibited from continuing to perform all or a part of such services, management of the Fund believes that there would be no material impact on the Fund or its shareholders. Banks and other financial institutions may charge their customers fees for offering these services to the extent permitted by applicable regulatory authorities, and the overall return to those shareholders availing themselves of the bank services will be lower than to those shareholders who do not. The Fund may from time to time purchase securities issued by banks and other financial institutions which provide such services; however, in selecting investments for the Fund, no preference will be shown for such securities.


      A discussion regarding the factors considered by the Board of Trustees in approving the Agreement is included in the Fund's annual or semi-annual report, as applicable.

About the Portfolio Managers

      Gregory Houser, Lantz Stringham and Grant Brown are responsible for the day-to-day management of the Fund (collectively referred to as the "Portfolio Managers"). As of November 30, 2005, the Portfolio Managers were responsible for the management of the following types of accounts:

------------------------------------------------------------------------------------------------------------------------------------
                                                                           Number of
                                                                           Accounts by Type              Total Assets By
Portfolio Manager   Total Accounts By          Total Assets By             Subject to a                  Account Type Subject
                    Type                       Account Type                Performance Fee               to a Performance Fee
------------------------------------------------------------------------------------------------------------------------------------
                    Investment Companies: 0    Investment Companies: $0    Investment Companies: None    Investment Companies: None

Gregory Houser      Pooled Investment          Pooled Investment           Pooled Investment             Pooled Investment Vehicles:
                    Vehicles: 0                Vehicles: $0                Vehicles: None                None

                    Other Accounts: 125       Other Accounts: $238M        Other Accounts: 0             Other Accounts: None

------------------------------------------------------------------------------------------------------------------------------------
                    Investment Companies: 0    Investment Companies: $0    Investment Companies: None    Investment Companies: None

Lantz Stringham     Pooled Investment          Pooled Investment           Pooled Investment             Pooled Investment Vehicles:
                    Vehicles: 0                Vehicles: $0                Vehicles: None                None

                    Other Accounts: 125        Other Accounts: $238M       Other Accounts: 0             Other Accounts: None

------------------------------------------------------------------------------------------------------------------------------------
                    Investment Companies: 0    Investment Companies: $0    Investment Companies: None    Investment Companies: None

Grant Brown         Pooled Investment          Pooled Investment           Pooled Investment             Pooled Investment Vehicles:
                    Vehicles: 0                Vehicles: $0                Vehicles: None                None

                    Other Accounts: 125        Other Accounts: $238M       Other Accounts: 0             Other Accounts: None
------------------------------------------------------------------------------------------------------------------------------------

      Each Portfolio Manager is compensated for his services by the Advisor. For the fiscal period ended November 30, 2005, each Portfolio Manager received a fixed salary from the Advisor.

      It is the Advisor's policy that investment decisions for all accounts managed by the Portfolio Managers be made based on a consideration of the accounts' respective investment objectives and policies, and other needs and requirements affecting the accounts. The Portfolio Managers typically manage accounts with similar investment strategies and, therefore, the Advisor does not anticipate conflicts of interests as a result of differing investment strategies.

      Conflicts may arise as a result of a Portfolio Manager's dual role in managing the Fund and other client accounts with respect to his allocation of time among such clients. However, because of the similarities in the investment strategies of the various accounts, many of the Portfolio Managers' duties overlap. As a result of combining responsibilities such as research and stock selection, the Portfolio Managers have the ability to provide both the Fund and other clients with more thorough research and stock selection.

      To the extent that the Fund and another of the Advisor's clients seek to acquire the same security at about the same time, the Fund may not be able to acquire as large a position in such security as it desires or it may have to pay a higher price for the security. Similarly, the Fund may not be able to obtain as large an execution of an order to sell or as high a price for any particular portfolio security if the other client desires to sell the same portfolio security at the same time. On the other hand, if the same securities are bought or sold at the same time by more than one client, the resulting participation in volume transactions could produce better executions for the Fund. In addition, the Advisor has adopted policies and procedures that are designed to address potential conflicts of interest relating to the allocation of investment opportunities by its managers. In the event that more than one client wants to purchase or sell the same security on a given date, the purchases and sales will normally be made on a pro rata average price per share basis.

      The following table shows the dollar range of equity securities beneficially owned by the Portfolio Managers in the Fund as of November 30, 2005.

           -----------------------------------------------------------
                                                Dollar Range of Equity
           Portfolio Manager                    Securities in the Fund
           -----------------------------------------------------------
           Gregory Houser                                None
           -----------------------------------------------------------
           Lantz Stringham                               None
           -----------------------------------------------------------
           Grant Brown                            $10,001 to $50,000
           -----------------------------------------------------------


TRUSTEES AND OFFICERS

      The Board of Trustees supervises the business activities of the Trust. Each Trustee serves as a trustee until termination of the Trust unless the Trustee dies, resigns, retires or is removed.


      The following table provides information regarding the Trustees who are not interested persons of the Trust (each an "Independent Trustee" and collectively, the "Independent Trustees").

------------------------------------------------------------------------------------------------------------------------------------
Name, Address*, (Date of Birth), Position with Trust,**     Principal Occupation During Past 5 Years
and Term of Position                                        and Other  Directorships
------------------------------------------------------------------------------------------------------------------------------------
Gary E. Hippenstiel (1947)                                  Director, Vice President and Chief Investment Officer of Legacy Trust
                                                            Company, N.A. since 1992; Non-voting Chairman of Investment Committee of WH Donner Foundation and WH Donner Canadian Foundation since June
Independent Trustee, December 2002 to present               2005; Trustee of  AmeriPrime Advisors Trust from July 2002 to
                                                            November 2005; Trustee of Access Variable Insurance Trust from April
                                                            2003 to August 2005; Trustee of AmeriPrime Funds from 1995 to July
                                                            2005; Trustee of CCMI Funds from June 2003 to March 2005.
------------------------------------------------------------------------------------------------------------------------------------
Stephen A. Little (1946)                                    President and founder of The Rose, Inc., a registered investment advisor, since April 1993; Trustee of AmeriPrime Advisors Trust from
                                                            November 2002 to November 2005; Trustee of AmeriPrime Funds from
Chairman, December 2004 to present; Independent Trustee,    December 2002 to July 2005; Trustee of CCMI Funds from June 2003 to
December 2002 to present                                    March 2005.
------------------------------------------------------------------------------------------------------------------------------------
Daniel J. Condon (1950)                                     President of International Crankshaft Inc., an automotive equipment manufacturing company, since 2004, Vice President and General Manager from 1990 to 2003; Trustee of AmeriPrime Advisors Trust from November
Independent Trustee, December 2002 to present               2002 to November 2005; Trustee of The Unified Funds from 1994 to
                                                            2002; Trustee of Firstar Select Funds, a REIT mutual fund, from 1997 to 2000; Trustee of AmeriPrime Funds from December 2002 to July 2005;
                                                            Trustee of CCMI Funds from June 2003 to March 2005.
------------------------------------------------------------------------------------------------------------------------------------


*     The address for each trustee is 431 N. Pennsylvania St., Indianapolis, IN
      46204.


**    The Trust currently consists of 34 series.

      The Trust's audit committee consists of the Independent Trustees. The audit committee is responsible for overseeing the Fund's accounting and financial reporting policies and practices, its internal controls and, as appropriate, the internal controls of certain service providers; overseeing the quality and objectivity of the Fund's financial statements and the independent audit of the financial statements; and acting as a liaison between the Fund's independent auditors and the full Board of Trustees. The Audit Committee met six times during the year ended December 31, 2005.


      The following table provides information regarding each Trustee who is an "interested person" of the Trust, as defined in the 1940 Act, and each officer of the Trust.

------------------------------------------------------------------------------------------------------------------------------------
Name, Address*, (Date of Birth), Position with Trust,**     Principal Occupation During Past 5 Years
Term of Position with Trust                                 and Other Directorships
------------------------------------------------------------------------------------------------------------------------------------
Ronald C. Tritschler (1952)***                              Chief Executive Officer, Director and Legal Counsel of The Webb
                                                            Companies, a national real estate company, since 2001, Executive Vice
                                                            President and Director from 1990 to 2000; Director of First State
Trustee, December 2002 to present                           Financial since 1998; Director, Vice President and Legal Counsel of
                                                            The Traxx Companies, an owner and operator of convenience stores, since 1989; Trustee of AmeriPrime Advisors Trust from November 2002 to November 2005; Trustee of AmeriPrime Funds from December 2002 to
                                                            July 2005; Trustee of CCMI Funds from June 2003 to March 2005.
------------------------------------------------------------------------------------------------------------------------------------
Anthony J. Ghoston (1959)                                   President of Unified Fund Services, Inc., the Trust's administrator, since June 2005, Executive Vice President from June 2004 to June
                                                            2005, Senior Vice President from April 2003 to June 2004; Senior Vice
President, July 2004 to present                             President and Chief Information Officer of Unified Financial
                                                            Services, Inc., the parent company of the Trust's administrator and distributor, from 1997 to November 2004; President of AmeriPrime
                                                            Advisors Trust from July 2004 to November 2005; President of
                                                            AmeriPrime Funds from July 2004 to July 2005; President of CCMI Funds from July 2004 to March 2005.
------------------------------------------------------------------------------------------------------------------------------------
Freddie Jacobs, Jr., CPA (1970)                             Vice President of Unified Fund Services, Inc., the Trust's
                                                            administrator, since December 2003; Assistant Vice President of U.S.
                                                            Bancorp Fund Services LLC from 2000 to December 2003, Trust Officer
Chief Financial Officer and Treasurer, July 2005 to         from 1998 to 2000; Chief Financial Officer and Treasurer of
present; Secretary, September 2004 to June 2005;            AmeriPrime Advisors Trust from July 2005 to November 2005; Secretary
Assistant Secretary, July 2005 to present                   of AmeriPrime Funds and AmeriPrime Advisors Trust from September 2004 to June 2005; Secretary of CCMI Funds from September 2004 to March
                                                            2005; Principal Accounting Officer of Lindbergh Funds from February
                                                            2004 to February 2005.
------------------------------------------------------------------------------------------------------------------------------------
Lynn E. Wood (1946)                                         Chief Compliance Officer of AmeriPrime Advisors Trust from October
                                                            2004 to November 2005; Chief Compliance Officer of AmeriPrime Funds
                                                            from October 2004 to July 2005; Chief Compliance Officer of  CCMI
Chief Compliance Officer, October 2004 to present           Funds from October 2004 to March 2005; Chief Compliance Officer of
                                                            Unified Financial Securities, Inc., the Trust's distributor, from
                                                            1997 to 2000 and 2004 to 2005 Chairman from 1997 to December 2004,
                                                            President from 1997 to 2000; Director of Compliance of Unified Fund
                                                            Services, Inc., the Trust's administrator, from October 2003 to
                                                            September 2004; Chief Compliance Officer of Unified Financial
                                                            Services, Inc., the parent company of the Trust's administrator and distributor, from 2000 to 2004.
------------------------------------------------------------------------------------------------------------------------------------
Heather A. Barnes (1975)                                    Employed by Unified Fund Services, Inc., the Trust's administrator, since January 2004 and from December 1999 to January 2002; Regional
                                                            Administrative Assistant of The Standard Register Company from
Secretary, July 2005 to present                             February 2003 to January 2004; Full time student at Indiana
                                                            University from January 2002 to June 2002; Secretary of AmeriPrime
                                                            Advisors Trust from July 2005 to November 2005.
------------------------------------------------------------------------------------------------------------------------------------


* The address for each of the trustees and officers is 431 N. Pennsylvania St., Indianapolis, IN 46204.


**    The Trust currently consists of 34 series.

*** Mr. Tritschler may be deemed to be an "interested person" of the Trust because he has an ownership interest in Unified Financial Services, Inc., the parent company of the distributor of certain series in the Trust.

      The following table provides information regarding shares of the Fund and other portfolios of the Trust owned by each Trustee as of December 31, 2005.

    -------------------------------------------------------------------------------------------------------
                                                                    Aggregate Dollar Range of Shares of All
          Trustee               Dollar Range of Fund Shares                 Funds Within the Trust*
    -------------------------------------------------------------------------------------------------------
    Gary E. Hippenstiel                     None                                     None
    -------------------------------------------------------------------------------------------------------
    Ronald Tritschler                       None                                     None
    -------------------------------------------------------------------------------------------------------
    Stephen Little                          None                                     None
    -------------------------------------------------------------------------------------------------------
    Daniel Condon                           None                                     None
    -------------------------------------------------------------------------------------------------------

*     The Trust currently consists of 34 series.

      Set forth below are estimates of the annual compensation to be paid to the Trustees and officers by each series in the Trust on an individual basis and by the Trust on an aggregate basis, assuming that there are 34 series in the Trust. Trustees' and officers' fees and expenses are Trust expenses and each series incurs its pro rata share of expenses based on the number of series in the Trust. As a result, the amount paid by each series will increase or decrease as new series are added or removed from the Trust.

===================================================================================================================
                                          Aggregate           Pension or           Estimated              Total
                                        Compensation          Retirement        Annual Benefits        Compensation
       Independent Trustees             from the Fund          Benefits               Upon             from Trust*
                                                              Accrued As           Retirement
                                                             Part of Fund
                                                               Expenses
-------------------------------------------------------------------------------------------------------------------
Gary E. Hippenstiel, Trustee and           $1,324                 $0                   $0                $45,000
Chairman of the Audit Committee
-------------------------------------------------------------------------------------------------------------------
Stephen A. Little, Chairman of the         $1,324                 $0                   $0                $45,000
Board
-------------------------------------------------------------------------------------------------------------------
Daniel Condon, Trustee                     $1,030                 $0                   $0                $35,000
-------------------------------------------------------------------------------------------------------------------

======================================================================================================================
   Non-Independent Trustees and           Aggregate           Pension or        Estimated Annual    Total Compensation
             Officers                   Compensation          Retirement         Benefits Upon         from Trust*
                                        from the Fund      Benefits Accrued        Retirement
                                                            As Part of Fund
                                                               Expenses
----------------------------------------------------------------------------------------------------------------------
Ronald C. Tritschler, Trustee              $1,030                 $0                   $0                $ 35,000
----------------------------------------------------------------------------------------------------------------------
Anthony Ghoston, President and CEO         $    0                 $0                   $0                $      0
======================================================================================================================
Freddie Jacobs, CFO and Treasurer          $    0                 $0                   $0                $      0
======================================================================================================================
Lynn Wood, Chief Compliance Officer        $4,265                 $0                   $0                $145,000
----------------------------------------------------------------------------------------------------------------------
Heather Barnes, Secretary                  $    0                 $0                   $0                $      0
======================================================================================================================

*     The Trust currently consists of 34 series.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

      A principal shareholder is any person who owns (either of record or beneficially) 5% or more of the outstanding shares of the Fund. A control person is one who owns, either directly or indirectly, more than 25% of the voting securities of the Fund or acknowledges the existence of such control. As a controlling shareholder, each of these persons could control the outcome of any proposal submitted to the shareholders for approval, including changes to the Fund's fundamental policies or the terms of the management agreement with the Advisor. As of March 1, 2006, the following persons were considered to be either a control person or principal shareholder of the Fund:

        ------------------------------------------------------------------------
        Name and Address                     % Ownership       Type of Ownership

        ------------------------------------------------------------------------
        Charles Schwab & Co.                    98.86%            Beneficial
           101 Montgomery Street
           San Francisco, CA 94104
        ------------------------------------------------------------------------

      As of March 1, 2006, the Trustees and officers of the Fund as a group beneficially owned less than 1% of the Fund.

PORTFOLIO TURNOVER

      Although the Fund generally will not invest for short-term trading purposes, portfolio securities may be sold without regard to the length of time they have been held when, in the opinion of the Advisor, investment considerations warrant such action. The Fund's portfolio turnover rate is a measure of the Fund's portfolio activity, and is calculated by dividing the lesser of purchases or sales of securities by the average value of the portfolio securities held during the period. A high rate of portfolio turnover (100% or more) generally leads to higher transaction costs and may result in a greater number of taxable transactions. The Fund's portfolio turnover rate for the fiscal period ended November 30, 2005 was 85.33%.

PORTFOLIO TRANSACTIONS AND BROKERAGE

      Subject to policies established by the Board of Trustees of the Trust, the Advisor is responsible for the Fund's portfolio decisions and the placing of the Fund's portfolio transactions. In placing portfolio transactions, the Advisor seeks the best qualitative execution for the Fund, taking into account such factors as price (including the applicable brokerage commission or dealer spread), the execution capability, financial responsibility and responsiveness of the broker or dealer and the brokerage and research services provided by the broker or dealer. The Advisor generally seeks favorable prices and commission rates that are reasonable in relation to the benefits received.


      The Advisor is specifically authorized to select brokers or dealers who also provide brokerage and research services to the Fund and/or the other accounts over which the Advisor exercises investment discretion and to pay such brokers or dealers a commission in excess of the commission another broker or dealer would charge if the Advisor determines in good faith that the commission is reasonable in relation to the value of the brokerage and research services provided. The determination may be viewed in terms of a particular transaction or the Advisor's overall responsibilities with respect to the Trust and to other accounts over which it exercises investment discretion. The Advisor may receive numerous research reports and news services that allow the Advisor's portfolio managers, analysts and traders to screen, search and research both current and future holdings, monitor news, research trading activity and volume and monitor clients' portfolio holdings. Research services include supplemental research, securities and economic analyses, statistical services and information with respect to the availability of securities or purchasers or sellers of securities and analyses of reports concerning performance of accounts.

      The research services and other information furnished by brokers through whom the Fund effects securities transactions may also be used by the Advisor in servicing all of its accounts. Similarly, research and information provided by brokers or dealers serving other clients may be useful to the Advisor in connection with its services to the Fund. It is the opinion of the Board of Trustees and the Advisor that the review and study of the research and other information will not reduce the overall cost to the Advisor of performing its duties to the Fund under the Agreement. For the fiscal period March 30, 2005 (commencement of operations) through November 30, 2005, the Advisor directed brokerage transaction worth $67,812 on the basis of research services, and paid commissions of $13,320 on such transactions.


      Over-the-counter transactions will be placed either directly with principal market makers or with broker-dealers, if the same or a better price, including commissions and executions, is available. Fixed income securities are normally purchased directly from the issuer, an underwriter or a market maker. Purchases include a concession paid by the issuer to the underwriter and the purchase price paid to a market maker may include the spread between the bid and asked prices.


      When the Fund and another of the Advisor's clients seek to purchase or sell the same security at or about the same time, the Advisor may execute the transaction on a combined ("blocked") basis. Blocked transactions can produce better execution for the Fund because of the increased volume of the transaction. If the entire blocked order is not filled, the Fund may not be able to acquire as large a position in such security as it desires, or it may have to pay a higher price for the security. Similarly, the Fund may not be able to obtain as large an execution of an order to sell, or as high a price for any particular portfolio security, if the other client desires to sell the same portfolio security at the same time. In the event that the entire blocked order is not filled, the purchase or sale will normally be allocated on a pro rata basis. Blocked transactions may also occur between the Fund and employees of the Advisor; however in the event that the entire blocked order is not filled, the purchase or sale of the Fund will have priority over the purchase or sale of employees of the Advisor.

      For the fiscal period March 30, 2005 (commencement of operations) through November 30, 2005, the Fund paid $52,369 in brokerage commissions for the Fund's portfolio brokerage transactions.

      The Trust, the Advisor and the Fund's distributor have each adopted a Code of Ethics (the "Rule 17j-1 Code") pursuant to Rule 17j-1 of the 1940 Act, and the Advisor's Code of Ethics also conforms to Rule 204A-1 under the Investment Advisers Act of 1940. The personnel subject to the Codes are permitted to invest in securities, including securities that may be purchased or held by the Fund. You may obtain a copy of the Code from the Fund, free of charge, by calling Shareholder Services at (800) 440-6895. You may also obtain copies of the Trust's Code from documents filed with the SEC and available on the SEC's web site at www.sec.gov.


DISCLOSURE OF PORTFOLIO HOLDINGS


      The Fund is required to include a schedule of portfolio holdings in its annual and semi-annual reports to shareholders, which is sent to shareholders within 60 days of the end of the second and fourth fiscal quarters and which is filed with the SEC on Form N-CSR within 70 days of the end of the second and fourth fiscal quarters. The Fund also is required to file a schedule of portfolio holdings with the SEC on Form N-Q within 60 days of the end of the first and third fiscal quarters. The Fund must provide a copy of the complete schedule of portfolio holdings as filed with the SEC to any shareholder of the Fund, upon request, free of charge. This policy is applied uniformly to all shareholders of the Fund without regard to the type of requesting shareholder (i.e., regardless of whether the shareholder is an individual or institutional investor).

      The Fund releases portfolio holdings to third party servicing agents on a daily basis in order for those parties to perform their duties on behalf of the Fund. These third party servicing agents include the Advisor, Distributor, Transfer Agent, Fund Accounting Agent, Administrator and Custodian. The Fund also may disclose portfolio holdings, as needed, to auditors, legal counsel, proxy voting services (if applicable), printers, pricing services, parties to merger and reorganization agreements and their agents, and prospective or newly hired investment advisors or sub-advisors. The lag between the date of the information and the date on which the information is disclosed will vary based on the identity of the party to whom the information is disclosed. For instance, the information may be provided to auditors within days of the end of an annual period, while the information may be given to legal counsel or prospective sub-advisors at any time. This information is disclosed to all such third parties under conditions of confidentiality. "Conditions of confidentiality" include (i) confidentiality clauses in written agreements, (ii) confidentiality implied by the nature of the relationship (e.g., attorney-client relationship),
(iii) confidentiality required by fiduciary or regulatory principles (e.g., custody relationships) or (iv) understandings or expectations between the parties that the information will be kept confidential. Third party servicing agents generally are subject to an independent obligation not to trade on confidential information under their code of ethics and/or as a result of common law precedents; however, the Fund does not require an independent confirmation from the third parties that they will not trade on the confidential information.

      Additionally, the Fund has ongoing arrangements to release portfolio holdings to Morningstar, Inc., Lipper, Inc., Bloomberg, Standard & Poor's, Thompson Financial and Vickers-Stock ("Rating Agencies") in order for those organizations to assign a rating or ranking to the Fund. In these instances portfolio holdings will be supplied within approximately 25 days after the end of the month. The Rating Agencies may make the Fund's top portfolio holdings available on their websites and may make the Fund's complete portfolio holdings available to their subscribers for a fee. Neither the Fund, the Advisor nor any of their affiliates receive any portion of this fee. Information released to Rating Agencies is not released under conditions of confidentiality nor is it subject to prohibitions on trading based on the information. The Fund also may post its complete portfolio holdings on its website within approximately 25 days after the end of the month. The information will remain posted on the website until replaced by the information for the succeeding month. If the website is for some reason inoperable, the information will be supplied to Rating Agencies no more frequently than monthly and on a delayed basis.

      Except as described above, the Fund is prohibited from entering into any arrangements with any person to make available information about the Fund's portfolio holdings without the prior authorization of the Chief Compliance Officer and the specific approval of the Board. The Advisor must submit any proposed arrangement pursuant to which the Advisor intends to disclose the Fund's portfolio holdings to the Board, which will review such arrangement to determine whether the arrangement is in the best interests of Fund shareholders. Additionally, the Advisor, and any affiliated persons of the Advisor, are prohibited from receiving compensation or other consideration, for themselves or on behalf of the Fund, as a result of disclosing the Fund's portfolio holdings. Finally, the Fund will not disclose portfolio holdings as described above to third parties that the Fund knows will use the information for personal securities transactions.


PROXY VOTING POLICY

      The Trust and the Advisor each have adopted proxy voting policies and procedures reasonably designed to ensure that proxies are voted in shareholders' best interests. As a brief summary, the Trust's policy delegates proxy voting to the Advisor, subject to the Advisor's proxy voting policy and the supervision of the Board of Trustees. The Trust's policy provides that, if a conflict of interest between the Advisor or its affiliates and the Fund arises with respect to any proxy, the Advisor must disclose the conflict to the Board of Trustees and vote the proxy in accordance with the Board's instructions.


      The Advisor has engaged Institutional Shareholder Services (ISS) to provide independent, expert opinions on corporate governance and other proxy issues and to vote the Fund's proxies accordingly. ISS is not affiliated with the Advisor. The Advisor reviewed and approved the ISS Proxy Voting Guidelines to ensure that such Guidelines comply with the requirements of the 1940 Act, and that ISS has the capacity and competency to adequately analyze proxy issues and vote proxies in an impartial manner that is in the best interest of the Fund's shareholders. As a brief summary, the ISS Guidelines provide that certain proxy issues should be reviewed on a case-by-case basis, including, but not limited to, director elections, corporate governance, executive and director compensation, shareholder rights and social and environmental issues, and outline the factors that the Advisor should consider in determining whether a proposal deserves support. For example, the ISS guidelines provide that the Advisor should vote against management proposals that seek to limit shareholder rights or insulate management and directors from liability for violating their duty of care to shareholders. In uncontested director elections, the Guidelines direct the Advisor to consider factors, among others, such as the company's long-term performance compared to an index, and whether a majority of the directors would be independent from management. In most instances, the Advisor's Proxy Committee members will vote in accordance with the ISS Guidelines. However, the Advisor's proxy voting policy provides that, in the event a majority of the Proxy Committee members disagree with a particular ISS recommendation, the proxy voting decision will be made by the Advisor's Chief Investment Officer.

      The Advisor reviews the conflict policies and procedures of ISS on an ongoing basis to ensure that its proxy voting advice remains independent from products and services it offers to issuers.


      You may obtain a copy of the Trust's and the Advisor's proxy voting policy by calling (800) 440-6895 to request a copy from the Trust's Chief Compliance Officer, or by writing to Unified Fund Services, Inc., the Fund's transfer agent, at 431 N. Pennsylvania Street, Indianapolis, IN 46204, Attn: UST Chief Compliance Officer. A copy of the policies will be mailed to you within three days of receipt of your request. You also may obtain a copy from Fund documents filed with the SEC and available on the SEC's web site at www.sec.gov. A copy of the votes cast by the Fund with respect to portfolio securities for each year ended June 30th will be filed by the Fund with the SEC on Form N-PX. The Fund's proxy voting record will be available to shareholders free of charge upon request by calling or writing the Fund as described above or from the SEC's web site.


DETERMINATION OF NET ASSET VALUE


      The net asset value of the shares of the Fund is determined as of the close of trading (normally 4:00 p.m. Eastern time) on each day the Trust is open for business and on any other day on which there is sufficient trading in the Fund's securities to materially affect the net asset value. The Trust is open for business on every day on which the New York Stock Exchange is open for trading. The NYSE is closed on Saturdays, Sundays and the following holidays:
New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.


      Equity securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Advisor believes such prices accurately reflect the fair market value of such securities. Securities that are traded on any stock exchange are generally valued by the pricing service at the last quoted sale price. Lacking a last sale price, an exchange traded security is generally valued by the pricing service at its last bid price. Securities traded in the NASDAQ over-the-counter market are generally valued by the pricing service at the NASDAQ Official Closing Price. When market quotations are not readily available, when the Advisor determines that the market quotation or the price provided by the pricing service does not accurately reflect the current market value or when restricted or illiquid securities are being valued, such securities are valued as determined in good faith by the Advisor subject to guidelines approved by the Board of Trustees.

      Fixed income securities are valued by a pricing service when the Advisor believes such prices are accurate and reflect the fair market value of such securities. If the Advisor decides that a price provided by the pricing service does not accurately reflect the fair market value of the securities, when prices are not readily available from a pricing service, or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Advisor. Short-term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation.


      The Fund's net asset value per share is computed by dividing the value of the securities held by the Fund plus any cash or other assets (including interest and dividends accrued but not yet received) minus all liabilities (including accrued expenses) by the total number of shares in the Fund outstanding at such time, as shown below:

                Net Assets       = Net Asset Value Per Share
           ------------------
           Shares Outstanding

      An example of how the Fund calculated its net asset value per share as of the fiscal period ended November 30, 2005 is as follows:

           $15,961,702  =  $12.10
           -----------
            1,319,649

REDEMPTION IN-KIND


      The Fund does not intend to redeem shares in any form except cash. However, if the amount you are redeeming is over the lesser of $250,000 or 1% of the Fund's net asset value, pursuant to an election under Rule 18f-1 by the Trust on behalf of the Fund, the Fund has the right to redeem your shares by giving you the amount that exceeds the lesser of $250,000 or 1% of the Fund's net asset value in securities instead of cash. In the event that an in-kind distribution is made, a shareholder may incur additional expenses, such as the payment of brokerage commissions, on the sale or other disposition of the securities received from the Fund.


STATUS AND TAXATION OF THE FUND

      The Fund was organized as a series of a business trust, but intends to continue to qualify for treatment as a regulated investment company (a "RIC") under the Internal Revenue Code of 1986, as amended (the "Code") in each taxable year. There can be no assurance that it actually will so qualify. If the Fund qualifies as a RIC, its dividend and capital gain distributions generally are subject only to a single level of taxation, to the shareholders. This differs from distributions of a regular business corporation which, in general, are taxed first as taxable income of the distributing corporation, and then again as dividend income of the shareholder.

      If the Fund does qualify as a RIC but (in a particular tax year) distributes less than 98% of its ordinary income and its capital gain net income (as the Code defines each such term), the Fund is subject to an excise tax. The excise tax, if applicable, is 4% of the excess of the amount required to have been distributed over the amount actually distributed for the applicable year. If the Fund does not qualify as a RIC, its income will be subject to taxation as a regular business corporation, without reduction by dividends paid to shareholders of the Fund.

      To continue to qualify for treatment as a RIC under Subchapter M of the Code, the Fund must, among other requirements:

o Derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies, and certain other income (including gains from options, futures, or forward contracts derived with respect to the RIC's business of investing in stock securities, or foreign currencies) (the "Income Requirement");

o     Diversify its investments in securities within certain statutory limits;
      and

o Distribute annually to its shareholders at least 90% of its investment company taxable income (generally, taxable net investment income less net capital gain) (the "Distribution Requirement").

      The Funds' net realized capital gains from securities transactions will be distributed only after reducing such gains by the amount of any available capital loss carryforwards. Capital losses may be carried forward to offset any capital gains for eight years, after which any capital loss remaining is lost as a deduction. As of November 30, 2005, the Fund did not have any capital loss carryforwards.


      The Fund may acquire zero coupon or other securities issued with original issue discount (including pay-in-kind securities). If it does so, the Fund will have to include in its income its share of the original issue discount that accrues on the securities during the taxable year, even if the Fund receives no corresponding payment on the securities during the year. Because the Fund annually must distribute (a) 98% of its ordinary income in order to avoid imposition of a 4% excise tax, and (b) 90% of its investment company taxable income, including any original issue discount, to satisfy the Distribution Requirement, the Fund may be required in a particular year to distribute as a dividend an amount that is greater than the total amount of cash it actually receives. Those distributions would be made from the Fund's cash assets, if any, or from the sales of portfolio securities, if necessary. The Fund might realize capital gains or losses from any such sales, which would increase or decrease the Fund's investment company taxable income and/or net capital gain (the excess of net long-term capital gain over net short-term capital loss).

      Hedging strategies, to reduce risk in various ways, are subject to complex rules that determine for federal income tax purposes, the character and time for recognition of gains and losses the Fund realizes in connection with the hedge. The Fund's income from options, futures, and forward contracts, in each case derived with respect to its business of investing in stock, securities, or foreign currencies, should qualify as allowable income for the Fund under the Income Requirement.

      Fund distributions received by your qualified retirement plan, such as a 401(k) plan or IRA, are generally tax-deferred; this means that you are not required to report Fund distributions on your income tax return when paid to your plan, but, rather, when your plan makes payments to you or your beneficiary. Special rules apply to payouts from Roth and Education IRAs.

      The portion of the dividends the Fund pays that does not exceed the aggregate dividends it receives from U.S. corporations will be eligible for the dividends received deduction allowed to corporations; however, dividends received by a corporate shareholder and deducted by it pursuant to the dividends received deduction are subject indirectly to the federal alternative minimum tax.

      If you are a non-retirement plan holder, the Fund will send you a Form 1099 each year that tells you the amount of distributions you received for the prior calendar year, the tax status of those distributions, and a list of reportable sale transactions. Generally, the Fund's distributions are taxable to you in the year you received them. However, any dividends that are declared in October, November or December but paid in January are taxable as if received in December of the year they are declared. Investors should be careful to consider the tax consequences of buying shares shortly before a distribution. The price of shares purchased at that time may reflect the amount of the anticipated distribution. However, any such distribution will be taxable to the purchaser of the shares and may result in a decline in the share value by the amount of the distribution.

      If shares of the Fund are sold at a loss after being held by a shareholder for six months or less, the loss will be treated as long-term, instead of a short-term, capital loss to the extent of any capital gain distributions received on such shares.

      The foregoing is only a summary of some of the important federal income tax considerations affecting the Fund and its shareholders and is not intended as a substitute for careful tax planning. Accordingly, prospective investors should consult their own tax advisers for more detailed information regarding the above and for information regarding federal, state, local and foreign taxes.

CUSTODIAN

      Huntington National Bank, 41 South High Street, Columbus, Ohio 43215, is custodian of the Fund's investments. The custodian acts as the Fund's depository, safekeeps its portfolio securities, collects all income and other payments with respect thereto, disburses funds at the Fund's request and maintains records in connection with its duties.

FUND SERVICES


      Unified Fund Services, Inc. ("Unified"), 431 North Pennsylvania Street, Indianapolis, Indiana 46204, acts as the Fund's transfer agent, administrator, fund accountant and dividend disbursing agent. A Trustee and the officers of the Trust are members of management and/or employees of Unified and/or shareholders of Unified Financial Services, Inc.("UFS"), the parent company of Unified. Unified maintains the records of each shareholder's account, answers shareholders' inquiries concerning their accounts, processes purchases and redemptions of the Fund's shares, acts as dividend and distribution disbursing agent and performs other transfer agent and shareholder service functions. Unified receives a monthly fee from the Fund of $1.25 per shareholder account (subject to a minimum monthly fee of $2,000) for these transfer agency services.

      In addition, Unified provides the Fund with fund accounting services, which includes certain monthly reports, record keeping and other management-related services. For its services as fund accountant, Unified receives an annual fee from the Fund equal to 0.050% of the Fund's assets up to $50 million, 0.040% of the Fund's assets from $50 million to $100 million, 0.030% of the Fund's assets from $100 million to $150 million, and 0.020% over $150 million (subject to various monthly minimum fees, the maximum being $2,291.67 per month for assets up to $50 million).

      Unified also provides the Fund with administrative services, including all regulatory reporting and necessary office equipment, personnel and facilities. Unified receives a monthly fee from the Fund equal to an annual rate of 0.100% of the Fund's assets under $50 million, 0.070% of the Fund's assets from $50 million to $100 million, 0.050% of the Fund's assets from $100 million to $150 million, and 0.030% over $150 million (subject to a minimum fee of $3,125 per month).

      The following table provides information regarding fees paid by the Fund to Unified during the fiscal period March 30, 2005 (commencement of operations) through November 30, 2005 in connection with its transfer agency, fund accounting and administrative services to the Fund.

          ----------------------------------------------------------------------
          Fees Paid for           Fees Paid for               Fees Paid for
          Transfer Agent    Fund Accounting Services     Administrative Services
             Services
          ----------------------------------------------------------------------
              $12,121                $13,548                     $20,323
          ----------------------------------------------------------------------

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

      The firm of Cohen McCurdy, Ltd., 800 Westpoint Parkway, Suite 1100, Westlake, Ohio 44145, has been selected as independent registered public accounting firm for the Fund for the fiscal year ending November 30, 2006. Cohen McCurdy will perform an annual audit of the Fund's financial statements and provides financial, tax and accounting consulting services as requested.


DISTRIBUTOR


      Unified Financial Securities, Inc., 431 North Pennsylvania Street, Indianapolis, Indiana 46204 (the "Distributor"), is the exclusive agent for distribution of shares of the Funds. A Trustee and certain officers of the Trust are shareholders of UFS, the parent of the Distributor, and may be deemed to be affiliates of, the Distributor. The Distributor is obligated to sell the shares of the Fund on a best efforts basis only against purchase orders for the shares. Shares of the Fund are offered to the public on a continuous basis. The Distributor and Unified are controlled by UFS.


DISTRIBUTION PLAN


      The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act. The Plan was approved by a majority of the Board of Trustees of the Trust, including a majority of the Trustees who are not interested persons of the Trust or the Fund, and who have no direct or indirect financial interest in the operation of the Plan or in any other Rule 12b-1 agreement, cast in person at a meeting on September 13, 2004 called for the purpose of, among other things, voting on such Plan.

      The Plan provides that the Fund will pay the Advisor and/or any registered securities dealer, financial institution or any other person (the "Recipient") a shareholder servicing fee of up to 0.25% of the average daily net assets of the Fund in connection with the promotion and distribution of the Fund's shares or the provision of personal services to shareholders, including, but not necessarily limited to, advertising, compensation to underwriters, dealers and selling personnel, the printing and mailing of prospectuses to other than current Fund shareholders, the printing and mailing of sales literature and servicing shareholder accounts ("12b-1 Expenses"). The Fund or Advisor may pay all or a portion of these fees to any Recipient who renders assistance in distributing or promoting the sale of shares, or who provides certain shareholder services, pursuant to a written agreement. The Plan is a compensation plan, which means that compensation is provided regardless of 12b-1 Expenses actually incurred. It is anticipated that the Plan will benefit shareholders because an effective sales program typically is necessary in order for the Fund to reach and maintain a sufficient size to achieve efficiently its investment objectives and to realize economies of scale. The Plan has not yet been activated and, therefore, no fees were paid by the Fund to either the Advisor or any Recipient for the Fund's initial fiscal period ended November 30, 2005.


FINANCIAL STATEMENTS


      The financial statements and independent registered public accountants' report required to be included in the Statement of Additional Information are hereby incorporated by reference to the Fund's Annual Report to shareholders for the period ended November 30, 2005. The Fund will provide the Annual Report without charge upon written request or request by telephone.

                           LEADER SHORT-TERM BOND FUND

                       STATEMENT OF ADDITIONAL INFORMATION


                                 March 31, 2006

      This Statement of Additional Information ("SAI") is not a prospectus. It should be read in conjunction with the Prospectus of the Leader Short-Term Bond Fund dated March 31, 2006. A free copy of the Prospectus can be obtained by writing the transfer agent at Unified Fund Services, Inc., 431 North Pennsylvania Street, Indianapolis, Indiana 46204, or by calling Shareholder Services at 1-800-711-9164.


                                TABLE OF CONTENTS

                                                                          PAGE

DESCRIPTION OF THE TRUST AND FUND............................................2

ADDITIONAL INFORMATION ABOUT FUND INVESTMENTS AND RISK CONSIDERATIONS........3


INVESTMENT LIMITATIONS......................................................35

INVESTMENT ADVISOR..........................................................37

TRUSTEES AND OFFICERS.......................................................39


CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES.........................41


PORTFOLIO TURNOVER..........................................................42


PORTFOLIO TRANSACTIONS AND BROKERAGE........................................42

DISCLOSURE OF PORTFOLIO HOLDINGS............................................43

DISTRIBUTION PLAN...........................................................44


PROXY VOTING POLICY.........................................................45


DETERMINATION OF NET ASSET VALUE............................................45


REDEMPTION IN-KIND..........................................................46


STATUS AND TAXATION OF THE FUND.............................................46


CUSTODIAN...................................................................48

FUND SERVICES...............................................................48

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM...............................48


DISTRIBUTOR.................................................................48


FINANCIAL STATEMENTS........................................................49

DESCRIPTION OF THE TRUST AND FUND

      Leader Short-Term Bond Fund (the "Fund") was organized as a diversified series of Unified Series Trust (the "Trust") on March 14, 2005. The Trust is an open-end investment company established under the laws of Ohio by an Agreement and Declaration of Trust dated October 17, 2002 (the "Trust Agreement"). The Trust Agreement permits the Trustees to issue an unlimited number of shares of beneficial interest of separate series without par value. The Fund is one of a series of funds currently authorized by the Trustees. The Fund was declared effective by the Securities and Exchange Commission on May 6, 2005. The investment advisor to the Fund is Leader Capital Corporation (the "Advisor").

      Each share of the Fund represents an equal proportionate interest in the assets and liabilities belonging to the Fund and is entitled to such dividends and distributions out of income belonging to the Fund as are declared by the Trustees. Each share has the same voting and other rights and preferences as any other share of any series of the Trust for matters that affect the Trust as a whole. The Fund may offer additional classes of shares in the future.

      The Fund does not issue share certificates. All shares are held in non-certificate form registered on the books of the Fund and the Fund's transfer agent for the account of the shareholder. The shares do not have cumulative voting rights or any preemptive or conversion rights, and the Trustees have the authority from time to time to divide or combine the shares of any series into a greater or lesser number of shares of that series so long as the proportionate beneficial interest in the assets belonging to that series and the rights of shares of any other series are in no way affected. In case of any liquidation of a series, the holders of shares of the series being liquidated will be entitled to receive as a class a distribution out of the assets, net of the liabilities, belonging to that series. Expenses attributable to any series are borne by that series. Any general expenses of the Trust not readily identifiable as belonging to a particular series are allocated by or under the direction of the Trustees in such manner as the Trustees determine to be fair and equitable. No shareholder is liable to further calls or to assessment by the Trust without his or her express consent.

      Any Trustee of the Trust may be removed by vote of the shareholders holding not less than two-thirds of the outstanding shares of the Trust. The Trust does not hold an annual meeting of shareholders. When matters are submitted to shareholders for a vote, each shareholder is entitled to one vote for each whole share he owns and fractional votes for fractional shares he owns. All shares of the Fund have equal voting rights and liquidation rights. The Trust Agreement can be amended by the Trustees, except that any amendment that adversely affects the rights of shareholders must be approved by the shareholders affected. All shares of the Fund are subject to involuntary redemption if the Trustees determine to liquidate the Fund. An involuntary redemption will create a capital gain or a capital loss, which may have tax consequences about which you should consult your tax advisor.

      For information concerning the purchase and redemption of shares of the Fund, see "How to Buy Shares" and "How to Redeem Shares" in the Fund's Prospectus. For a description of the methods used to determine the share price and value of the Fund's assets, see "Determination of Net Asset Value" in the Fund's Prospectus and this SAI.

      The Fund may authorize one or more brokers to receive on its behalf purchase and redemption orders. Such brokers would be authorized to designate other intermediaries to receive purchase and redemption orders on the Fund's behalf. The Fund will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker's authorized designee, receives the order.

      Customer orders will be priced at the Fund's net asset value next computed after they are received by an authorized broker or the broker's authorized designee and accepted by the Fund. The performance of the Fund may be compared in publications to the performance of various indices and investments for which reliable performance data is available. The performance of the Fund may be compared in publications to averages, performance rankings, or other information prepared by recognized mutual fund statistical services. The Fund's initial annual report will contain additional performance information and will be made available to investors upon request and without charge.

ADDITIONAL INFORMATION ABOUT FUND INVESTMENTS AND RISK CONSIDERATIONS

      This section contains additional information regarding some of the investments the Fund may make and some of the techniques it may use.

      A. Asset-Backed Debt Obligations. Asset-backed debt obligations represent direct or indirect participation in, or are secured by and payable from, assets such as motor vehicle installment sales contracts, other installment loan contracts, home equity loans, leases of various types of property, and receivables from credit card or other revolving credit arrangements. The credit quality of most asset-backed securities depends primarily on the credit quality of the assets underlying such securities, how well the entity issuing the security is insulated from the credit risk and bankruptcy of the originator or any other affiliated entities, and the amount and quality of any credit enhancement of the securities. Payments or distributions of principal and interest on asset-backed debt obligations may be supported by non-governmental credit enhancements including letters of credit, reserve funds, overcollateralization, and guarantees by third parties. The market for privately issued asset-backed debt obligations is smaller and less liquid than the market for government sponsored mortgage-backed securities.

      The rate of principal payment on asset-backed securities generally depends on the rate of principal payments received on the underlying assets, which in turn may be affected by a variety of economic and other factors. As a result, the yield on any asset-backed security is difficult to predict with precision and actual yield to maturity may be more or less than the anticipated yield to maturity. The yield characteristics of asset-backed debt obligations differ from those of traditional debt obligations. Among the principal differences are that interest and principal payments are made more frequently on asset-backed debt obligations, usually monthly, and that principal may be prepaid at any time because the underlying assets generally may be prepaid at any time. As a result, if these debt obligations are purchased at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect of increasing the yield to maturity. Conversely, if these debt obligations are purchased at a discount, a prepayment rate that is faster than expected will increase yield to maturity, while a prepayment rate that is slower than expected will reduce yield to maturity. Accelerated prepayments on debt obligations purchased at a premium also impose a risk of loss of principal because the premium may not have been fully amortized at the time the principal is prepaid in full.

      While asset-backed securities may be issued with only one class of security, many asset-backed securities are issued in more than one class, each with different payment terms. Multiple class asset-backed securities are issued for two main reasons. First, multiple classes may be used as a method of providing selective credit support. This is accomplished typically through creation of one or more classes whose right to payments on the asset-backed security is made subordinate to the right to such payments of the remaining class or classes. Second, multiple classes may permit the issuance of securities with payment terms, interest rates, or other characteristics differing both from those of each other and from those of the underlying assets. Examples include so-called "strips" (asset-backed securities entitling the holder to disproportionate interests with respect to the allocation of interest and principal of the assets backing the security), and securities with class or classes having characteristics that mimic the characteristics of non-asset-backed securities, such as floating interest rates (i.e., interest rates that adjust as a specified benchmark changes) or scheduled amortization of principal.

      Asset-backed securities backed by assets, other than as described above, or in which the payment streams on the underlying assets are allocated in a manner different than those described above may be issued in the future. The Fund may invest in such asset-backed securities if such investment is otherwise consistent with its investment objectives and policies and with the investment restrictions of the Fund.

      B. Auction Rate Securities. Auction Rate Securities ("ARS") are long-term, variable rate bonds tied to short-term interest rates. ARS have a long-term nominal maturity with interest rates reset through a modified Dutch auction, at pre-determined short-term intervals, usually, 7, 28 or 35 days. ARS trade at par and are "callable" (the issuer can require the bondholder to sell the bond back to the issuer) at par on any interest payment date. Common issuers of ARS include municipalities, non-profit hospitals, utilities, housing finance agencies, student loan finance authorities and universities. Credit risk associated with ARS is similar to the default risk associated with other municipal and corporate bond issuers. Bond insurance is usually used to lower the credit risk of ARS. Although very infrequent, and almost always due to a dramatic decline in the credit quality of the issuers, ARS would be subject to liquidity risk if the auction process used to reset the interest rates failed because there were more orders to sell the ARS than bids to purchase the ARS. If an auction process failed, existing holders of ARS would have to continue to hold their ARS until there were a sufficient number of bids to purchase the ARS at the next auction to calculate the interest rate reset.

      C. Cash Management. The Fund may invest directly in cash, ARS and other short-term fixed-income securities. All money market instruments can change in value when interest rates or an issuer's creditworthiness change dramatically.

      D. Commercial Paper. Commercial paper is a debt obligation usually issued by corporations (including foreign corporations) and may be unsecured or secured by letters of credit or a surety bond. Commercial paper is usually repaid at maturity by the issuer from the proceeds of the issuance of new commercial paper. As a result, investment in commercial paper is subject to the risk the issuer cannot issue enough new commercial paper to satisfy its outstanding commercial paper, also known as rollover risk. Commercial paper may be deemed a restricted security thereby causing it to be illiquid or reducing its liquidity in certain circumstances.

      Asset-backed commercial paper is a form of commercial paper generally issued by a corporate-sponsored special purpose entity to which the corporation has contributed cash-flowing receivables like credit card receivables, auto and equipment leases, and other receivables. Investment in asset-backed commercial paper is subject to the risk that insufficient proceeds from the projected cash flows of the contributed receivables are available to repay the commercial paper at maturity.

      E. Convertible Securities. Convertible securities are bonds, debentures, notes, preferred stocks, or other securities that may be converted into or exchanged for a specified amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest normally paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted, or exchanged. Convertible securities have unique investment characteristics in that they generally (1) have higher yields than common stocks, but lower yields than comparable non-convertible securities, (2) are less subject to fluctuation in value than the underlying stock since they have fixed income characteristics, and (3) provide the potential for capital appreciation if the market price of the underlying common stock increases. Most convertible securities currently are issued by U.S. companies, although a substantial Eurodollar convertible securities market has developed, and the markets for convertible securities denominated in local currencies are increasing.

      The value of a convertible security is a function of its "investment value" (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its "conversion value" (the security's worth, at market value, if converted into the underlying common stock). The investment value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors also may have an effect on the convertible security's investment value. The conversion value of a convertible security is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value. Generally, the conversion value decreases as the convertible security approaches maturity. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value. A convertible security generally will sell at a premium over its conversion value by the extent to which investors place value on the right to acquire the underlying common stock while holding a fixed income security.

      A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security's governing instrument. If a convertible security is called for redemption, the Fund will be required to permit the issuer to redeem the security, convert it into the underlying common stock, or sell it to a third party.

      F. Debt Obligations. The Fund may invest a portion of its assets in debt obligations. Issuers of debt obligations have a contractual obligation to pay interest at a specified rate on specified dates and to repay principal on a specified maturity date. Certain debt obligations (usually intermediate- and long-term bonds) have provisions that allow the issuer to redeem or "call" a bond before its maturity. Issuers are most likely to call such securities during periods of falling interest rates and the Fund may have to replace such securities with lower yielding securities, which could result in a lower return for the Fund.

            PRICE VOLATILITY. The market value of debt obligations is affected primarily by changes in prevailing interest rates. The market value of a debt obligation generally reacts inversely to interest-rate changes, which means that, when prevailing interest rates decline, an obligation's price usually rises, and when prevailing interest rates rise, an obligation's price usually declines.

            MATURITY. In general, the longer the maturity of a debt obligation, the higher its yield but the greater its sensitivity to changes in interest rates. Conversely, the shorter the maturity, the lower the yield but the lesser its sensitivity to changes in the interest rates and the greater the price stability. Commercial paper is generally considered the shortest maturity form of debt obligation.

            CREDIT QUALITY. The value of debt obligations may also be affected by changes in the credit rating or financial condition of their issuers and obligors. Generally, the lower the quality rating of a security, the higher the degree of risk as to the payment of interest and return of principal. To compensate investors for taking on such increased risk, those issuers deemed to be less creditworthy generally must offer their investors higher interest rates than do issuers with better credit ratings.

      In conducting its credit research and analysis, the Advisor considers both qualitative and quantitative factors to evaluate the creditworthiness of individual issuers. The Advisor also relies, in part, on credit ratings compiled by a number of Nationally Recognized Statistical Rating Organizations ("NRSROs").

      G. Depositary Receipts. The Fund may invest in foreign securities by purchasing depositary receipts, including American Depositary Receipts ("ADRs") and European Depositary Receipts ("EDRs"), or other securities convertible into securities of foreign issuers. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. Generally, ADRs, in registered form, are denominated in U.S. dollars and are designed for use in the U.S. securities markets, while EDRs, in bearer form, may be denominated in other currencies and are designed for use in the European securities markets. ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities. EDRs are European receipts evidencing a similar arrangement. For purposes of the Fund's investment policies, ADRs and EDRs are deemed to have the same classification as the underlying securities they represent, except that ADRs and EDRs shall be treated as indirect foreign investments. For example, an ADR or EDR representing ownership of common stock will be treated as common stock. Depositary receipts do not eliminate all of the risks associated with directly investing in the securities of foreign issuers.

      ADR facilities may be established as either "unsponsored" or "sponsored." While ADRs issued under these two types of facilities are in some respects similar, there are distinctions between them relating to the rights and obligations of ADR holders and the practices of market participants.

      A depositary may establish an unsponsored facility without participation by (or even necessarily the permission of) the issuer of the deposited securities, although typically the depositary requests a letter of non-objection from such issuer prior to the establishment of the facility. Holders of unsponsored ADRs generally bear all the costs of such facility. The depositary usually charges fees upon the deposit and withdrawal of the deposited securities, the conversion of dividends into U.S. dollars, the disposition of non-cash distributions, and the performance of other services. The depositary of an unsponsored facility frequently is under no obligation to pass through voting rights to ADR holders in respect of the deposited securities. In addition, an unsponsored facility is generally not obligated to distribute communications received from the issuer of the deposited securities or to disclose material information about such issuer in the U.S. and there may not be a correlation between such information and the market value of the depositary receipts.

      Sponsored ADR facilities are created in generally the same manner as unsponsored facilities, except that the issuer of the deposited securities enters into a deposit agreement with the depositary. The deposit agreement sets out the rights and responsibilities of the issuer, the depositary, and the ADR holders. With sponsored facilities, the issuer of the deposited securities generally will bear some of the costs relating to the facility (such as dividend payment fees of the depositary), although ADR holders continue to bear certain other costs (such as deposit and withdrawal fees). Under the terms of most sponsored arrangements, depositaries agree to distribute notices of shareholder meetings and voting instructions, and to provide shareholder communications and other information to the ADR holders at the request of the issuer of the deposited securities.

      H. Derivative Instruments.

      IN GENERAL. The Fund may use derivative instruments for any lawful purpose consistent with its investment objectives such as for hedging, managing risk, or obtaining market exposure. Derivative instruments are commonly defined to include securities or contracts whose values depend on (or "derive" from) the value of one or more other assets, such as securities, currencies, or commodities (commonly referred to as "underlying assets") or indices.

      A derivative instrument generally consists of, is based upon, or exhibits characteristics similar to options or forward contracts. Options and forward contracts are considered to be the basic "building blocks" of derivatives. For example, forward-based derivatives include forward contracts and swap contracts, as well as exchange-traded futures. Option-based derivatives include privately negotiated, over-the-counter ("OTC") options (including options on forward and cap, floor, and collar swap contracts) and exchange-traded options on futures. Diverse types of derivatives may be created by combining options or forward contracts in different ways, and by applying these structures to a wide range of underlying assets.

      An option is a contract in which the "holder" (the buyer) pays a certain amount ("premium") to the "writer" (the seller) to obtain the right, but not the obligation, to buy from the writer (in a "call") or sell to the writer (in a "put") a specific asset at an agreed upon price at or before a certain time. The holder pays the premium at inception and has no further financial obligation. The holder of an option-based derivative generally will benefit from favorable movements in the price of the underlying asset but is not exposed to corresponding losses due to adverse movements in the value of the underlying asset. The writer of an option-based derivative usually will receive fees or premiums, but generally is exposed to losses due to adverse changes in the value of the underlying asset or index.

      A forward is a sales contract between a buyer (holding the "long" position) and a seller (holding the "short" position) for an asset with delivery deferred until a future date. The buyer agrees to pay a fixed price at the agreed future date and the seller agrees to deliver the asset. The seller hopes that the market price on the delivery date is less than the agreed upon price, while the buyer hopes for the contrary. The change in market value of a forward-based derivative generally is roughly proportional to the change in value of the underlying asset.

      HEDGING. The Fund may use derivative instruments to protect against possible adverse changes in the market value of securities held in, or anticipated to be held in, its portfolio. Derivatives may also be used to "lock-in" realized but unrecognized gains in the value of its portfolio securities. Hedging strategies, if successful, can reduce the risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements in the investments being hedged. However, hedging strategies can also reduce the opportunity for gain by offsetting the positive effect of favorable price movements in the hedged investments. To the extent that a hedge matures prior to or after the disposition of the investment subject to the hedge, any gain or loss on the hedge will be realized earlier or later than any offsetting gain or loss on the hedged investment.

      MANAGING RISK/MARKET EXPOSURE. The Fund may also use derivative instruments to manage the risks of its portfolio. Risk management strategies include, but are not limited to, facilitating the sale of portfolio securities, managing the effective maturity or duration of debt obligations in its portfolio, establishing a position in the derivatives markets as a substitute for buying, selling, holding certain securities, or creating or altering exposure to certain asset classes, such as equity, debt, or foreign securities, and to floating-rate debt securities. The use of derivative instruments may provide a less expensive, more expedient or more specifically focused way to invest than "traditional" securities (i.e., stocks or bonds) would.

      EXCHANGE-TRADED AND OTC DERIVATIVES. Derivative instruments may be exchange-traded or traded in OTC transactions between private parties. Exchange-traded derivatives are standardized options and futures contracts traded in an auction on the floor of a regulated exchange. Exchange contracts are generally very liquid. The exchange clearinghouse is the counterparty of every contract. Thus, each holder of an exchange contract bears the credit risk of the clearinghouse (and has the benefit of its financial strength) rather than that of a particular counterparty. On the other hand, OTC derivative transactions are not traded on established exchanges and are not guaranteed by the creditworthiness of any exchange. Consequently, OTC derivative transactions are subject to additional risks, such as the credit risk of the counterparty to the instrument. OTC derivative transactions are less liquid than exchange-traded derivatives since they often can only be closed out with the other party to the transaction.

      RISKS. The use of derivative instruments involves risks as described below. Risks pertaining to particular derivative instruments are described in the sections that follow.

            (1) MARKET RISK. The primary risk of derivatives is the same as the risk of the underlying assets, namely that the value of the underlying asset may go up or down. Adverse movements in the value of an underlying asset can expose the Fund to losses. Derivative instruments may include elements of leverage and, accordingly, the fluctuation of the value of the derivative instrument in relation to the underlying asset may be magnified. The successful use of derivative instruments depends upon a variety of factors, particularly the ability of the Advisor to predict movements of the securities, currencies, and commodity markets, which requires different skills than predicting changes in the prices of individual securities. There can be no assurance that any particular strategy adopted will succeed. The Advisor's decision to engage in a derivative transaction will reflect its judgment that the derivative transaction will provide value to the Fund and its shareholders, and is consistent with the Fund's objectives, investment limitations, and operating policies. In making such a judgment, the Advisor will analyze the benefits and risks of the derivative transaction and weigh them in the context of the Fund's entire portfolio and investment objectives.

            (2) CREDIT RISK. The Fund will be subject to the risk that a loss may be sustained as a result of the failure of a counterparty to comply with the terms of a derivative instrument. The counterparty risk for exchange-traded derivative instruments is generally less than for privately negotiated or OTC derivative instruments, since generally a clearing agency, (which is the issuer or counterparty to each exchange-traded instrument), provides a guarantee of performance for exchange-traded derivatives. For privately negotiated instruments, there is no similar clearing agency guarantee. In all transactions, the Fund will bear the risk that the counterparty will default, and this could result in a loss of the expected benefit of the derivative transaction and possibly other losses. The Fund will enter into transactions in derivative instruments only with counterparties that the Advisor reasonably believes are capable of performing under the contract. In certain circumstances, the Advisor will obtain collateral for the Fund from the counterparty to minimize this credit risk.

            (3) CORRELATION RISK. When a derivative transaction is used to completely hedge another position, changes in the market value of the combined position (the derivative instrument plus the position being hedged) result from an imperfect correlation between the price movements of the instruments and the position hedged. With a perfect hedge, the value of the combined position remains unchanged for any change in the price of the underlying asset. With an imperfect hedge, the values of the derivative instrument and the associated hedge are not perfectly correlated. Correlation risk is the risk that there might be imperfect correlation, or even no correlation, between price movements of an instrument and price movements of investments being hedged. For example, if the value of a derivative instrument used in a short hedge (such as writing a call option, buying a put option, or selling a futures contract) increased by less than the decline in value of the hedged investments, the hedge would not be perfectly correlated. Such a lack of correlation might occur due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which these derivative instruments are traded. The effectiveness of hedges using derivative instruments based on indices will depend, in part, on the degree of correlation between price movements in the index and price movements in the investments being hedged.

            (4) LIQUIDITY RISK. Derivatives are also subject to liquidity risk. Liquidity risk is the risk that a derivative instrument cannot be sold, terminated early, or replaced quickly at or very close to its market value. Generally, exchange contracts are very liquid because the exchange clearinghouse is the counterparty of every contract. OTC transactions are less liquid than exchange-traded derivatives since they often can only be closed out with the other party to the transaction. The Fund might be required by applicable regulatory requirements or by the derivative instrument to maintain assets as "cover," maintain segregated accounts, designate assets on its books and records, post collateral and/or make margin payments when it takes positions in derivative instruments involving obligations to third parties (i.e., instruments other than purchased options). If the Fund were unable to close out its positions in such instruments, it might be required to continue to maintain such assets, accounts, or collateral or make such payments until the position expired, matured, or was closed out. The requirements might impair the Fund's ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require that the Fund sell a portfolio security at a disadvantageous time. The Fund's ability to sell or close out a position in an instrument prior to expiration or maturity depends, in part, on the existence of a liquid secondary market for such derivative instruments or, in the absence of such a market, the ability and willingness of the counterparty to enter into a transaction closing out the position. Therefore, there is no assurance that any derivatives position can be sold or closed out at a time and price that is favorable to the Fund.

            (5) LEGAL RISK. Legal risk is the risk of loss caused by the legal unenforceability of a party's obligations under the derivative instrument. While a party seeking price certainty agrees to surrender the potential upside in exchange for downside protection, the party taking the risk is looking for a positive payoff. Despite this voluntary assumption of risk, a counterparty that has lost money in a derivative transaction may try to avoid payment by exploiting various legal uncertainties about certain derivative instruments.

            (6) SYSTEMIC OR "INTERCONNECTION" RISK. Interconnection risk is the risk that a disruption in the financial markets will cause difficulties for all market participants. In other words, a disruption in one market will spill over into other markets, perhaps creating a chain reaction. Much of the OTC derivatives market takes place among the OTC dealers themselves, which creates a large interdependent web of financial obligations. This interdependence raises the possibility that a default by one large dealer could create losses at other dealers and destabilize the entire market for OTC derivative instruments.

            GENERAL LIMITATIONS. The use of derivative instruments is subject to applicable regulations of the SEC, the several options and futures exchanges upon which they may be traded, the Commodity Futures Trading Commission ("CFTC"), and various state regulatory authorities. In addition, the Fund's ability to use derivative instruments may be limited by certain tax considerations.

            The Fund has filed a notice of eligibility for exclusion from the definition of the term "commodity pool operator" in accordance with Rule 4.5 under the Commodity Exchange Act ("CEA"), and, therefore, is not subject to registration or regulation as a commodity pool operator under the CEA.

            LEVERAGED DERIVATIVE TRANSACTIONS. The SEC has identified certain trading practices involving derivative instruments that have the potential for leveraging the Fund's assets in a manner that raises senior security issues as defined under the 1940 Act. In order to avoid creating a senior security and to limit the potential problems for leveraging of the Fund's assets when the Fund invests in derivatives, the SEC has stated that the Fund may use coverage or designation of the Fund's liquid assets. To the extent required by SEC guidelines, the Fund will not enter into any such leveraging derivative transactions unless it owns either: (1) an offsetting ("covered") position in securities, options, futures, or derivative instruments; or (2) cash or liquid securities positions with a value sufficient at all times to cover its potential obligations to the counterparty to the extent that the position is not "covered." Assets designated on the Fund's records cannot be sold while the related derivative position is open unless they are replaced with similar assets and such designated assets may be deemed illiquid. As a result, the designation of a large portion of the Fund's assets could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.

            In some cases, the Fund may be required to maintain or limit exposure of a specified percentage of its assets to a particular asset class. In such cases, when the Fund uses a derivative instrument to increase or decrease exposure to an asset class and is required by applicable SEC guidelines to designate liquid assets on its books and records to secure its obligations under such derivative instruments, the Advisor may, where reasonable in light of the circumstances, measure compliance with the applicable percentage by reference to the nature of the economic exposure created through the use of the derivative instrument and not by reference to the nature of the exposure arising from the liquid assets designated on the Fund's books and records (unless another interpretation is specified by applicable regulatory requirements).

            OPTIONS. The Fund may use options for any lawful purpose consistent with its investment objective such as hedging or managing risk. An option is a contract in which the "holder" (the buyer) pays a certain amount ("premium") to the "writer" (the seller) to obtain the right, but not the obligation, to buy from the writer (in a "call") or sell to the writer (in a "put") a specific asset at an agreed upon price ("strike price" or "exercise price") at or before a certain time ("expiration date"). The holder pays the premium at inception and has no further financial obligation. The holder of an option will benefit from favorable movements in the price of the underlying asset but is not exposed to corresponding losses due to adverse movements in the value of the underlying asset. The writer of an option will receive fees or premiums but is exposed to losses due to adverse changes in the value of the underlying asset. The Fund may buy (hold) or write (sell) put and call options on assets, such as securities, currencies, financial commodities, and indices of debt and equity securities ("underlying assets") and enter into closing transactions with respect to such options to terminate an existing position. Options used by the Fund may include European, American, and Bermuda style options. If an option is exercisable only at maturity, it is a "European" option; if it is also exercisable prior to maturity, it is an "American" option. If it is exercisable only at certain times, it is a "Bermuda" option.

      The Fund may hold (buy) and write (sell) put and call options on underlying assets and enter into closing transactions with respect to such options to terminate an existing position. The purchase of a call option serves as a long hedge, and the purchase of a put option serves as a short hedge. Writing put or call options can enable the Fund to enhance income by reason of the premiums paid by the purchaser of such options. Writing call options serves as a limited short hedge because declines in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security appreciates to a price higher than the exercise price of the call option, it can be expected that the option will be exercised and the Fund will be obligated to sell the security at less than its market value or will be obligated to purchase the security at a price greater than that at which the security must be sold under the option. All or a portion of any assets used as cover for OTC options written by the Fund would be considered illiquid. Writing put options serves as a limited long hedge because decreases in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security depreciates to a price lower than the exercise price of the put option, it can be expected that the put option will be exercised and the Fund will be obligated to purchase the security at more than its market value.

      The value of an option position will reflect, among other things, the historical price volatility of the underlying investment, the current market value of the underlying investment, the time remaining until expiration, the relationship of the exercise price to the market price of the underlying investment, and general market conditions.

      The Fund may effectively terminate its right or obligation under an option by entering into a closing transaction. For example, the Fund may terminate its obligation under a call or put option that it had written by purchasing an identical call or put option; this is known as a closing purchase transaction. Conversely, the Fund may terminate a position in a put or call option it had purchased by writing an identical put or call option; this is known as a closing sale transaction. Closing transactions permit the Fund to realize the profit or limit the loss on an option position prior to its exercise or expiration.

      The Fund may purchase or write both exchange-traded and OTC options. Exchange-traded options are issued by a clearing organization affiliated with the exchange on which the option is listed that, in effect, guarantees completion of every exchange-traded option transaction. In contrast, OTC options are contracts between the Fund and the other party to the transaction ("counterparty") (usually a securities dealer or a bank) with no clearing organization guarantee. Thus, when the Fund purchases or writes an OTC option, it relies on the counterparty to make or take delivery of the underlying investment upon exercise of the option. Failure by the counterparty to do so would result in the loss of any premium paid by the Fund as well as the loss of any expected benefit of the transaction.

      The Fund's ability to establish and close out positions in exchange-listed options depends on the existence of a liquid market. The Fund intends to purchase or write only those exchange-traded options for which there appears to be a liquid secondary market. However, there can be no assurance that such a market will exist at any particular time. Closing transactions can be made for OTC options only by negotiating directly with the counterparty, or by a transaction in the secondary market if any such market exists. Although the Fund will enter into OTC options only with counterparties that are expected to be capable of entering into closing transactions with the Fund, there is no assurance that the Fund will in fact be able to close out an OTC option at a favorable price prior to expiration. In the event of insolvency of the counterparty, the Fund might be unable to close out an OTC option position at any time prior to its expiration. If the Fund were unable to effect a closing transaction for an option it had purchased, it would have to exercise the option to realize any profit.

      The Fund may engage in options transactions on indices in much the same manner as the options on securities discussed above, except the index options may serve as a hedge against overall fluctuations in the securities market represented by the relevant market index.

      The writing and purchasing of options is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Imperfect correlation between the options and securities markets may detract from the effectiveness of the attempted hedging.

      SPREAD OPTION TRANSACTIONS. The Fund may use spread transactions for any lawful purpose consistent with its investment objective such as hedging or managing risk. The Fund may purchase covered spread options from securities dealers. Such covered spread options are not presently exchange-listed or exchange-traded. The purchase of a spread option gives the Fund the right to put, or sell, a security that it owns at a fixed dollar spread or fixed yield spread in relation to another security that the Fund does not own, but which is used as a benchmark. The risk to the Fund in purchasing covered spread options is the cost of the premium paid for the spread option and any transaction costs. In addition, there is no assurance that closing transactions will be available. The purchase of spread options will be used to protect the Fund against adverse changes in prevailing credit quality spreads, i.e., the yield spread between high quality and lower quality securities. Such protection is only provided during the life of the spread option.

      FUTURES CONTRACTS. The Fund may use futures contracts for any lawful purpose consistent with its investment objective such as hedging or managing risk. The Fund may enter into futures contracts, including, but not limited to, interest rate futures and index futures. The Fund may also purchase put and call options, and write covered put and call options, on futures in which it is allowed to invest. The purchase of futures or call options thereon can serve as a long hedge, and the sale of futures or the purchase of put options thereon can serve as a short hedge. Writing covered call options on futures contracts can serve as a limited short hedge, and writing covered put options on futures contracts can serve as a limited long hedge, using a strategy similar to that used for writing covered options in securities. The Fund may also purchase and sell interest rate futures contracts on a short-term trading basis as a means of managing the duration of and interest rate exposure of the Fund. The Fund may also write put options on futures contracts while at the same time purchasing call options on the same futures contracts in order to create synthetically a long futures contract position. Such options would have the same strike prices and expiration dates. The Fund will engage in this strategy only when the Advisor believes it is more advantageous to the Fund than purchasing the futures contract.

      To the extent required by regulatory authorities, the Fund only enters into futures contracts that are traded on national futures exchanges and are standardized as to maturity date and underlying financial instrument. Futures exchanges and trading are regulated under the CEA by the CFTC. Although techniques other than sales and purchases of futures contracts could be used to reduce the Fund's exposure to market or interest rate fluctuations, the Fund may be able to hedge its exposure more effectively and perhaps at a lower cost through the use of futures contracts.

      An interest rate futures contract provides for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument (e.g., debt security) for a specified price at a designated date, time, and place. An index futures contract is an agreement pursuant to which the parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index futures contract was originally written. Transaction costs are incurred when a futures contract is bought or sold and margin deposits must be maintained. A futures contract may be satisfied by delivery or purchase, as the case may be, of the instrument or by payment of the change in the cash value of the index. More commonly, futures contracts are closed out prior to delivery by entering into an offsetting transaction in a matching futures contract. Although the value of an index might be a function of the value of certain specified securities, no physical delivery of those securities is made. If the offsetting purchase price is less than the original sale price, the Fund realizes a gain; if it is more, the Fund realizes a loss. Conversely, if the offsetting sale price is more than the original purchase price, the Fund realizes a gain; if it is less, the Fund realizes a loss. The transaction costs must also be included in these calculations. There can be no assurance, however, that the Fund will be able to enter into an offsetting transaction with respect to a particular futures contract at a particular time. If the Fund is not able to enter into an offsetting transaction, the Fund will continue to be required to maintain the margin deposits on the futures contract.

      No price is paid by the Fund upon entering into a futures contract. Instead, at the inception of a futures contract, the Fund is required to deposit in a segregated account with its custodian, in the name of the futures broker through whom the transaction was effected, "initial margin" consisting of cash and/or other appropriate liquid assets in an amount generally equal to 10% or less of the contract value. Margin must also be deposited when writing a call or put option on a futures contract, in accordance with applicable exchange rules. Unlike margin in securities transactions, initial margin on futures contracts does not represent a borrowing, but rather is in the nature of a performance bond or good-faith deposit that is returned to the Fund at the termination of the transaction if all contractual obligations have been satisfied. Under certain circumstances, such as periods of high volatility, the Fund may be required by an exchange to increase the level of its initial margin payment, and initial margin requirements might be increased generally in the future by regulatory action.

      Subsequent "variation margin" payments are made to and from the futures broker daily as the value of the futures position varies, a process known as "marking to market." Variation margin does not involve borrowing, but rather represents a daily settlement of the Fund's obligations to or from a futures broker. When the Fund purchases an option on a future, the premium paid plus transaction costs is all that is at risk. In contrast, when the Fund purchases or sells a futures contract or writes a call or put option thereon, it is subject to daily variation margin calls that could be substantial in the event of adverse price movements. If the Fund has insufficient cash to meet daily variation margin requirements, it might need to sell securities at a time when such sales are disadvantageous. Purchasers and sellers of futures positions and options on futures can enter into offsetting closing transactions by selling or purchasing, respectively, an instrument identical to the instrument held or written. Positions in futures and options on futures may be closed only on an exchange or board of trade that provides a secondary market. The Fund intends to enter into futures transactions only on exchanges or boards of trade where there appears to be a liquid secondary market. However, there can be no assurance that such a market will exist for a particular contract at a particular time.

      Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a future or option on a futures contract can vary from the previous day's settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.

      If the Fund were unable to liquidate a futures or option on a futures contract position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. The Fund would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, the Fund would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the future or option or to designate liquid assets on its books and records.

      Certain characteristics of the futures market might increase the risk that movements in the prices of futures contracts or options on futures contracts might not correlate perfectly with movements in the prices of the investments being hedged. For example, all participants in the futures and options on futures contracts markets are subject to daily variation margin calls and might be compelled to liquidate futures or options on futures contracts positions whose prices are moving unfavorably to avoid being subject to further calls. These liquidations could increase price volatility of the instruments and distort the normal price relationship between the futures or options and the investments being hedged. Also, because initial margin deposit requirements in the futures markets are less onerous than margin requirements in the securities markets, there might be increased participation by speculators in the futures markets. This participation also might cause temporary price distortions. In addition, activities of large traders in both the futures and securities markets involving arbitrage, "program trading" and other investment strategies might result in temporary price distortions.

      Single-stock futures are futures traded on individual stocks. When buying or selling single-stock futures, the Fund is obligated to fulfill the terms of the contract upon expiration, unless it offsets the position before then. Single-stock futures carry higher margin requirements than regular futures contracts. Trading single-stock futures also involves the risk of losing more than the Fund's initial investment.

      FOREIGN CURRENCY DERIVATIVES. The Fund may purchase and sell foreign currency on a spot basis, and may use currency-related derivative instruments such as options on foreign currencies, futures on foreign currencies, options on futures on foreign currencies and forward currency contracts (i.e., an obligation to purchase or sell a specific currency at a specified future date, which may be any fixed number of days from the contract date agreed upon by the parties, at a price set at the time the contract is entered into). The Fund may use these instruments for hedging or any other lawful purpose consistent with the Fund's investment objective, including transaction hedging, anticipatory hedging, cross hedging, proxy hedging, and position hedging. The Fund's use of currency-related derivative instruments will be directly related to the Fund's current or anticipated portfolio securities, and the Fund may engage in transactions in currency-related derivative instruments as a means to protect against some or all of the effects of adverse changes in foreign currency exchange rates on its investment portfolio. In general, if the currency in which a portfolio investment is denominated appreciates against the U.S. dollar, the dollar value of the security will increase. Conversely, a decline in the exchange rate of the currency would adversely affect the value of the portfolio investment expressed in U.S. dollars.

      For example, the Fund might use currency-related derivative instruments to "lock in" a U.S. dollar price for a portfolio investment, thereby enabling the Fund to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date the security is purchased or sold and the date on which payment is made or received. The Fund also might use currency-related derivative instruments when the Advisor believes that one currency may experience a substantial movement against another currency, including the U.S. dollar, and it may use currency-related derivative instruments to sell or buy the amount of the former foreign currency, approximating the value of some or all of the Fund's portfolio securities denominated in such foreign currency. Alternatively, where appropriate, the Fund may use currency-related derivative instruments to hedge all or part of its foreign currency exposure through the use of a basket of currencies or a proxy currency where such currency or currencies act as an effective proxy for other currencies. The use of this basket hedging technique may be more efficient and economical than using separate currency-related derivative instruments for each currency exposure held by the Fund. Furthermore, currency-related derivative instruments may be used for short hedges - for example, the Fund may sell a forward currency contract to lock in the U.S. dollar equivalent of the proceeds from the anticipated sale of a security denominated in a foreign currency.

      In addition, the Fund may use a currency-related derivative instrument to shift exposure to foreign currency fluctuations from one foreign country to another foreign country where the Advisor believes that the foreign currency exposure purchased will appreciate relative to the U.S. dollar and thus better protect the Fund against the expected decline in the foreign currency exposure sold. For example, if the Fund owns securities denominated in a foreign currency and the Advisor believes that currency will decline, it might enter into a forward contract to sell an appropriate amount of the first foreign currency, with payment to be made in a second foreign currency that the Advisor believes would better protect the Fund against the decline in the first security than would a U.S. dollar exposure. Hedging transactions that use two foreign currencies are sometimes referred to as "cross hedges." The effective use of currency-related derivative instruments by the Fund in a cross hedge is dependent upon a correlation between price movements of the two currency instruments and the underlying security involved, and the use of two currencies magnifies the risk that movements in the price of one instrument may not correlate or may correlate unfavorably with the foreign currency being hedged. Such a lack of correlation might occur due to factors unrelated to the value of the currency instruments used or investments being hedged, such as speculative or other pressures on the markets in which these instruments are traded.

      The Fund also might seek to hedge against changes in the value of a particular currency when no hedging instruments on that currency are available or such hedging instruments are more expensive than certain other hedging instruments. In such cases, the Fund may hedge against price movements in that currency by entering into transactions using currency-related derivative instruments on another foreign currency or a basket of currencies, the values of which the Advisor believes will have a high degree of positive correlation to the value of the currency being hedged. The risk that movements in the price of the hedging instrument will not correlate perfectly with movements in the price of the currency being hedged is magnified when this strategy is used.

      The use of currency-related derivative instruments by the Fund involves a number of risks. The value of currency-related derivative instruments depends on the value of the underlying currency relative to the U.S. dollar. Because foreign currency transactions occurring in the interbank market might involve substantially larger amounts than those involved in the use of such derivative instruments, the Fund could be disadvantaged by having to deal in the odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots (generally consisting of transactions of greater than $1 million).

      There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information generally is representative of very large transactions in the interbank market and thus might not reflect odd-lot transactions where rates might be less favorable. The interbank market in foreign currencies is a global, round-the-clock market. To the extent the U.S. options or futures markets are closed while the markets for the underlying currencies remain open, significant price and rate movements might take place in the underlying markets that cannot be reflected in the markets for the derivative instruments until they re-open.

      Settlement of transactions in currency-related derivative instruments might be required to take place within the country issuing the underlying currency. Thus, the Fund might be required to accept or make delivery of the underlying foreign currency in accordance with any U.S. or foreign regulations regarding the maintenance of foreign banking arrangements by U.S. residents and might be required to pay any fees, taxes and charges associated with such delivery assessed in the issuing country.

      When the Fund engages in a transaction in a currency-related derivative instrument, it relies on the counterparty to make or take delivery of the underlying currency at the maturity of the contract or otherwise complete the contract. In other words, the Fund will be subject to the risk that a loss may be sustained by the Fund as a result of the failure of the counterparty to comply with the terms of the transaction. The counterparty risk for exchange-traded instruments is generally less than for privately negotiated or OTC currency instruments, since generally a clearing agency, which is the issuer or counterparty to each instrument, provides a guarantee of performance. For privately negotiated instruments, there is no similar clearing agency guarantee. In all transactions, the Fund will bear the risk that the counterparty will default, and this could result in a loss of the expected benefit of the transaction and possibly other losses to the Fund. The Fund will enter into transactions in currency-related derivative instruments only with counterparties that the Advisor reasonably believes are capable of performing under the contract.

      Purchasers and sellers of currency-related derivative instruments may enter into offsetting closing transactions by selling or purchasing, respectively, an instrument identical to the instrument purchased or sold. Secondary markets generally do not exist for forward currency contracts, with the result that closing transactions generally can be made for forward currency contracts only by negotiating directly with the counterparty. Thus, there can be no assurance that the Fund will in fact be able to close out a forward currency contract (or any other currency-related derivative instrument) at a time and price favorable to the Fund. In addition, in the event of insolvency of the counterparty, the Fund might be unable to close out a forward currency contract at any time prior to maturity. In the case of an exchange-traded instrument, the Fund will be able to close the position out only on an exchange that provides a market for the instruments. The ability to establish and close out positions on an exchange is subject to the maintenance of a liquid market, and there can be no assurance that a liquid market will exist for any instrument at any specific time. In the case of a privately negotiated instrument, the Fund will be able to realize the value of the instrument only by entering into a closing transaction with the issuer or finding a third party buyer for the instrument. While the Fund will enter into privately negotiated transactions only with entities that are expected to be capable of entering into a closing transaction, there can be no assurance that the Fund will in fact be able to enter into such closing transactions.

      The precise matching of currency-related derivative instrument amounts and the value of the portfolio securities involved generally will not be possible because the value of such securities, measured in the foreign currency, will change after the currency-related derivative instrument position has been established. Thus, the Fund might need to purchase or sell foreign currencies in the spot (cash) market. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain.

      Permissible foreign currency options will include options traded primarily in the OTC market. Although options on foreign currencies are traded primarily in the OTC market, the Fund will normally purchase or sell OTC options on foreign currency only when the Advisor reasonably believes a liquid secondary market will exist for a particular option at any specific time.

      There will be a cost to the Fund of engaging in transactions in currency-related derivative instruments that will vary with factors such as the contract or currency involved, the length of the contract period, and the market conditions then prevailing. The Fund may have to pay a fee or commission for using these instruments or, in cases where the instruments are entered into on a principal basis, foreign exchange dealers or other counterparties will realize a profit based on the difference ("spread") between the prices at which they are buying and selling various currencies. Thus, for example, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

      When required by the SEC guidelines, the Fund will designate liquid assets on its books and records to cover potential obligations under currency-related derivative instruments. To the extent the Fund's assets are so set aside, they cannot be sold while the corresponding currency position is open, unless they are replaced with similar assets. As a result, if a large portion of the Fund's assets is so set aside, this could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.

      The Advisor's decision to engage in a transaction in a particular currency-related derivative instrument will reflect the Advisor's judgment that the transaction will provide value to the Fund and its shareholders and is consistent with the Fund's objectives and policies. In making such a judgment, the Advisor will analyze the benefits and risks of the transaction and weigh them in the context of the Fund's entire portfolio and objectives. The effectiveness of any transaction in a currency-related derivative instrument is dependent on a variety of factors, including the Advisor's skill in analyzing and predicting currency values and upon a correlation between price movements of the currency instrument and the underlying security. There might be imperfect correlation, or even no correlation, between price movements of an instrument and price movements of investments being hedged. Such a lack of correlation might occur due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which these instruments are traded. In addition, the Fund's use of currency-related derivative instruments is always subject to the risk that the currency in question could be devalued by the foreign government. In such a case, any long currency positions would decline in value and could adversely affect any hedging position maintained by the Fund.

      The Fund's dealing in currency-related derivative instruments will generally be limited to the transactions described above. However, the Fund reserves the right to use currency-related derivative instruments for different purposes and under different circumstances. Of course, the Fund is not required to use currency-related derivative instruments and will not do so unless deemed appropriate by the Advisor. It also should be realized that use of these instruments does not eliminate, or protect against, price movements in the Fund's securities that are attributable to other (i.e., non-currency related) causes. Moreover, while the use of currency-related derivative instruments may reduce the risk of loss due to a decline in the value of a hedged currency, at the same time the use of these instruments tends to limit any potential gain that may result from an increase in the value of that currency.

      "SWAP" DERIVATIVE TRANSACTIONS. The Fund may enter into interest rate, credit default, securities index, commodity, or security and currency exchange rate swap agreements for any lawful purpose consistent with the Fund's investment objective, such as for the purpose of attempting to obtain, enhance, or preserve a particular desired return or spread at a lower cost to the Fund than if the Fund had invested directly in an instrument that yielded that desired return or spread. The Fund also may enter into swaps in order to protect against an increase in the price of, or the currency exchange rate applicable to, securities that the Fund anticipates purchasing at a later date. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to several years. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or "swapped" between the parties are calculated with respect to a "notional amount" (i.e., the amount or value of the underlying asset used in computing the particular interest rate, return, or other amount to be exchanged) in a particular foreign currency, or in a "basket" of securities representing a particular index. Swap agreements may include (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or "cap;" (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified level, or "floor;" and (iii) interest rate collars, under which a party sells a cap and purchases a floor, or vice versa, in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels or "collar" amounts.

      The "notional amount" of the swap agreement is the agreed upon amount or value of the underlying asset used for calculating the obligations that the parties to a swap agreement have agreed to exchange. Under most swap agreements entered into by the Fund, the obligations of the parties would be exchanged on a "net basis." Consequently, the Fund's obligation (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative notional values of the positions held by each party to the agreement ("net amount") and not the notional amount differences themselves. The Fund's obligation under a swap agreement will be accrued daily (offset against amounts owed to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by designating liquid assets on the Fund's books and records.

      Whether the Fund's use of swap agreements will be successful in furthering its investment objective will depend, in part, on the Advisor's ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments and the changes in the future values, indices, or rates covered by the swap agreement. Swap agreements may be considered to be illiquid. Moreover, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The Fund will enter into swap agreements only with counterparties that the Advisor reasonably believes are capable of performing under the swap agreements. If there is a default by the other party to such a transaction, the Fund will have to rely on its contractual remedies (which may be limited by bankruptcy, insolvency or similar laws) pursuant to the agreements related to the transaction. Certain restrictions imposed on the Fund by the Internal Revenue Code of 1986 ("IRC") may limit the Fund's ability to use swap agreements. The swaps market is largely unregulated.

      CREDIT DERIVATIVES. Credit derivatives are a form of derivative that are divided into two basic types, credit default swaps and total return swaps, and are usually governed by the standard ISDA Master Agreement terms and conditions. A credit default swap involves a protection buyer and a protection seller. The Fund may be either a protection buyer or seller. The protection buyer makes periodic premium payments to the protection seller during the swap term in exchange for the protection seller agreeing to make certain defined payments to the protection buyer in the event that certain defined credit events occur with respect to a particular security, issuer or basket of securities. A total return swap involves a total return receiver and a total return payor. The Fund may either be a total return receiver or payor. Generally, the total return payor sells to the total return receiver an amount equal to all cash flows and price appreciation on a defined security or asset payable at periodic times during the swap term (i.e., credit risk) in return for a periodic payment from the total return receiver based on a designated index (e.g., LIBOR) and spread plus the amount of any price depreciation on the reference security or asset. The total return payor does not need to own the underlying security or asset to enter into a total return swap. The final payment at the end of the swap term includes final settlement of the current market price of the underlying reference security or asset, and payment by the applicable party for any appreciation or depreciation in value. Usually, collateral must be posted by the total return receiver to secure the periodic interest-based and market price depreciation payments depending on the credit quality of the underlying reference security and creditworthiness of the total return receiver, and the collateral amount is marked-to-market daily equal to the market price of the underlying reference security or asset between periodic payment dates. Another type of credit derivative is the credit-linked notes and other forms of debt obligations with an embedded credit default swap component. In this type of credit derivative, payments of principal and interest are linked to the performance of one or more reference debt securities or assets. In all of these credit derivative transactions, the same general risks of derivative transactions are present, but they offer greater risks of imperfect correlation between the performance and price of the underlying reference security or asset, and the general performance of the designated interest rate or index which is the basis for the periodic payment. If the Fund writes a credit default swap, it receives a premium up front but the Fund's exposure under the credit default swap is a form of leverage and will be subject to the restrictions on leveraged derivatives discussed above.

      ADDITIONAL DERIVATIVE INSTRUMENTS AND STRATEGIES. In addition to the derivative instruments and strategies described above and in the prospectus, the Advisor expects to use additional derivative instruments and to employ other hedging or risk management techniques using derivatives. The Advisor may utilize these new derivative instruments and techniques to the extent that they are consistent with the Fund's investment objective and permitted by the Fund's investment limitations, operating policies, and applicable regulatory authorities.

      I. Duration. Duration was developed as a more precise alternative to the concept of "maturity" for a debt security or portfolio of debt securities. Traditionally, a debt security's maturity has been used as a proxy for the sensitivity of the debt security's price to changes in interest rates (which is the "interest rate risk" or "volatility" of the security). However, maturity measures only the time until a debt security provides its final payment, taking no account of the expected timing of the security's principal and interest payments prior to maturity. In contrast, duration incorporates a bond's yield, coupon interest payments, final maturity, and call features into one measure. Duration management is one of the fundamental tools used by the Advisor.

            Duration is a measure of the expected life of a debt obligation on a present value basis. Duration takes the length of the time intervals between the present time and the time that the interest and principal payments are scheduled or, in the case of a callable bond, the time the principal payments are expected to be received, and weights them by the present values of the cash to be received at each future point in time. For any debt obligation with interest payments occurring prior to the payment of principal, duration is always less than maturity. In general, all other things being equal, the lower the stated or coupon rate of interest of a fixed income security, the longer the duration of the security; conversely, the higher the stated or coupon rate of interest of a fixed income security, the shorter the duration of the security.

            Futures, options, and options on futures have durations that, in general, are closely related to the duration of the debt securities that underlie them. Holding long futures or call option positions will lengthen the duration of the Fund's portfolio by approximately the same amount of time that holding an equivalent amount of the underlying debt securities would.

            Short futures or put option positions have durations roughly equal to the negative duration of the debt securities that underlie these positions, and have the effect of reducing portfolio duration by approximately the same amount of time that selling an equivalent amount of the underlying debt securities would.

            There are some situations where even the standard duration calculation does not completely reflect the interest rate exposure or projected cash flows of a debt security. For example, floating and variable rate securities often have final maturities of ten or more years; however, their interest rate exposure and duration correspond to the frequency of the coupon reset. Another example where the interest rate exposure is not properly captured by duration is mortgage pass-through securities. The stated final maturity of such securities is generally 30 years, but current prepayment rates are more critical in determining the securities' interest rate exposure. Finally, the duration of a debt obligation may vary over time in response to changes in interest rates and other market factors.

      J. Exchange-Traded Funds. Exchange-Traded Funds ("ETF") represent shares of ownership in mutual funds, or unit investment trusts ("UIT"), that hold portfolios of securities that closely track the performance and dividend yield of specific domestic or foreign market indices. An index-based ETF seeks to track the performance of a particular index by holding in its portfolio either the contents of the index or a representative sample of the securities in the index. Unlike typical open-end mutual funds or UITs, ETFs do not sell or redeem their individual shares at net asset value ("NAV"). Instead, ETFs sell and redeem their shares at NAV only in large blocks (such as 50,000 shares). In addition, national securities exchanges list ETF shares for trading, which allows investors to purchase and sell individual ETF shares among themselves at market prices throughout the day. ETFs therefore possess characteristics of traditional open-end mutual funds and UITs, which issue redeemable shares, and of closed-end mutual funds, which generally issue shares that trade at negotiated prices on national securities exchanges and are not redeemable.

      K. Foreign Investment Companies. The Fund may invest, to a limited extent, in foreign investment companies. Some of the countries in which the Fund invests may not permit direct investment by outside investors. Investments in such countries may only be permitted through foreign government-approved or -authorized investment vehicles, which may include other investment companies. In addition, it may be less expensive and more expedient for the Fund to invest in a foreign investment company in a country that permits direct foreign investment. Investing through such vehicles may involve frequent or layered fees or expenses and may also be subject to limitation under the 1940 Act. Under the 1940 Act, the Fund may invest up to 10% of its assets in shares of other investment companies and up to 5% of its assets in any one investment company as long as the investment does not represent more than 3% of the voting stock of the acquired investment company. The Fund does not intend to invest in such investment companies unless, in the judgment of the Advisor, the potential benefits of such investments justify the payment of any associated fees and expenses.

      L. Foreign Securities. Foreign securities are securities issued by a foreign government or securities issued by a company incorporated in a foreign country. Investing in foreign securities involves certain risks not present in investing in U.S. securities, and many of these risks are discussed below. For example, many of the foreign securities held by the Fund will not be registered with the SEC, nor will the foreign issuers be subject to SEC reporting requirements. Accordingly, the Fund has the risk of obtaining less publicly available information concerning these foreign issuers and foreign securities than is available concerning U.S. issuers. In addition, the Fund has the risk that disclosure, reporting and regulatory standards for foreign issuers may be less stringent in certain foreign countries (especially emerging market countries) than in the U.S. and other major markets. There also may be a lower level of effective government regulation of emerging markets and the activities of investors in such markets, and enforcement of existing regulations in these emerging markets may be extremely limited. Foreign companies, and in particular, companies in smaller and emerging capital markets, are not generally subject to the same uniform accounting, auditing and financial reporting standards as in the U.S. and other developed countries. The Fund also has the risk that its net investment income and capital gains from its foreign investment activities may be subject to non-U.S. withholding taxes.

      Foreign securities may be subject to the instability of foreign governments and/or their relationship with the U.S. government (including concerns over nationalization of U.S. assets); unilateral actions of the foreign government about payment of its own debt or restricting payments of foreign company debt; and unilateral actions of the U.S. government with respect to treaties, trade, capital flows, immigration, and taxation with that foreign country or affecting that foreign company.

      The Fund's costs attributable to investing in foreign securities may be higher than those attributable to domestic investments-- and this is particularly true with respect to investments in emerging capital markets. For example, the Fund's cost of maintaining custody of its foreign securities usually exceeds its custodial costs for domestic securities; and the Fund's transaction and settlement costs of for foreign securities usually are higher than those attributable to domestic investing. The Fund's costs associated with the exchange of and hedging foreign currencies also make investing in foreign securities more expensive than domestic investments. The Fund's investment income on certain foreign securities may be subject to foreign withholding or other foreign taxes that could reduce the Fund's total return on its investments in foreign securities. Tax treaties between the U.S. and certain foreign countries, however, may reduce or eliminate the amount of foreign tax to which the Fund would be subject.

      Foreign markets also have different clearance and settlement procedures. In certain foreign markets, there have been times when settlements have failed to keep pace with the volume of securities transactions, making it difficult for the Fund to conduct or timely settle such transactions. Delays in foreign settlement could result in unexpected, temporary periods when the Fund's assets are uninvested and are earning no investment return. The Fund's inability to make and timely settle foreign security purchases due to settlement problems could cause the Fund to miss foreign investment opportunities. On the sell-side, the Fund's inability to dispose of a foreign security due to settlement problems could result either in unexpected losses to the Fund (due to subsequent declines in the value of such foreign security) or, if the Fund is unable to deliver the foreign security to the purchaser, could result in the Fund's possible liability to the purchaser.

      In addition, the Fund's investment in any security payable in a foreign currency is subject to the risk of changes in the value of the U.S. dollar versus the value of the foreign currency.

      Non-foreign securities may also be directly or indirectly subject to foreign risks because of, for example, the issuer's affiliation with a foreign company or the multinational nature of the issuer's operations. The type and aggregate level of foreign risk can vary significantly between individual securities held by the Fund. A summary of certain common types of debt-obligations affected by foreign risks is presented below:

      NON-DOLLAR BONDS (INTERNATIONAL BONDS). Foreign governments, U.S. and international agencies, and corporations may issue debt instruments with interest and/or principal payable in currencies other than the U.S. dollar. These types of debt instruments are usually known as "non-dollar bonds." For U.S.-based investors, these non-dollar bonds entail foreign currency risk as described above. While some foreign currencies tend to trade in a moderate range versus the U.S. dollar, other foreign currencies may exhibit dramatic and/or unexpected increases or decreases in value relative to the U.S. dollar. Freely floating foreign currencies have no limit on the degree of appreciation or depreciation they may experience. Even foreign currencies which are managed by foreign governments and central banks to track the value of the U.S. dollar or a "basket" of securities ("managed float" or "peg") can in fact gain or lose value in U.S. dollar terms. Such managed currency arrangements can break down at any time, resulting in significant U.S. dollar valuation swings for those non-dollar bonds paying in these foreign currencies. While the most common issuers of non-dollar bonds are domiciled outside the United States, U.S entities can choose to offer bonds payable in foreign currencies.

            YANKEE BONDS. "Yankee" bonds are debt instruments issued and/or registered in the United States by non-U.S. borrowers (also called "Yankee issuers") paying interest and principal in U.S. dollars. Yankee issuers may have significant operations or entire subsidiaries located in the United States, or they may have U.S. funding arms, but no U.S. business operations. U.S. holders of Yankee bonds are not directly subject to foreign currency risk, but exchange rate movements may have an indirect influence on the market price of Yankee bonds since they impact the financial condition of the Yankee issuer. For example, a Canadian-based company raising capital in the U.S. market by issuing Yankee bonds could face a change in its business results (and therefore its creditworthiness) due to a change in the value of the Canadian dollar versus the U.S. dollar. Yankee bonds may also be subject to foreign, political, legal, accounting, regulatory, and disclosure risks discussed above.

            U.S. SUBSIDIARY BONDS. A U.S. subsidiary bond is a debt instrument issued by a U.S. operating company which is owned, directly or indirectly, by a foreign company. Like Yankee bonds, U.S. subsidiary bonds are payable in U.S. dollars, and consequently avoid direct foreign currency risk for U.S. holders. However, as with Yankee bonds, the creditworthiness of the U.S. subsidiary issuing the bonds (and market value of the U.S. subsidiary's bonds) can be influenced by foreign currency movements and the other foreign risk factors noted above to the extent that the foreign parent company's business prospects are affected by such foreign risks.

            U.S. MULTI-NATIONAL BONDS. A U.S. multi-national bond is a debt instrument issued in the U.S. by a subsidiary of a multi-national company (which multi-national company is domiciled in the United States). The issuing subsidiary could be domiciled in the U.S. or in a foreign country, and could be either an operating subsidiary or a funding vehicle for the multi-national parent company. A U.S. multi-national bond can be issued in U.S. dollars or other foreign currencies. If issued by the subsidiary company in a foreign currency, a U.S. multi-national bond embodies the same foreign currency risks described above for non-dollar bonds. If issued by the subsidiary in U.S. dollars, there is no direct foreign currency risk for U.S. investors, but indirect foreign currency risks affecting the multi-national operations of the parent company remain. Many U.S. multi-national companies derive a greater share of revenues and earnings from foreign activities than from U.S. operations. Consequently, financial results and the creditworthiness of these U.S. multi-national companies (and the market value of the debt instruments issued by their subsidiaries) can be affected (to a greater or lesser extent) by the foreign risk factors described above.

            U.S. DOLLAR FOREIGN BONDS. U.S. dollar foreign bonds are debt instruments issued by foreign governments, supra-national foreign organizations, foreign subsidiaries of U.S. multinational companies, foreign corporations and offshore registered entities payable in U.S. dollars. Principal and interest on these bonds are payable in U.S. dollars, so there is no direct foreign currency risk for U.S. holders. However, indirect foreign currency risk and the other foreign risk factors may apply to the foreign issuers of these U.S. dollar foreign bonds, and affect the market value of these bonds. (Note: These foreign issuers of U.S. dollar foreign bonds may also have U.S. subsidiaries or a U.S. parent that issue debt instruments themselves. Accordingly, it is not uncommon that one multi-national company may issue bonds both at its subsidiary level and at its parent level--and, depending if the issuer is a U.S. entity or a foreign entity, one bond could be categorized as a "foreign security" while the other bond categorized as a U.S. security).

      M. Governmental/Municipal Obligations.

            IN GENERAL. Municipal obligations are debt obligations issued by or on behalf of states, territories, and possessions of the United States (including the District of Columbia) and their political subdivisions, agencies, and instrumentalities. Municipal obligations generally include debt obligations issued to obtain funds for various public purposes. Certain types of municipal obligations are issued in whole or in part to obtain funding for privately operated facilities or projects. Municipal obligations include general obligation bonds, revenue bonds, industrial development bonds, notes, and municipal lease obligations. Municipal obligations also include additional obligations, the interest on which is exempt from federal income tax, that may become available in the future as long as the Board of the Fund determines that an investment in any such type of obligation is consistent with the Fund's investment objectives. Municipal obligations may be fully or partially backed by local government, the credit of a private issuer, current or anticipated revenues from a specific project or specific assets, or domestic or foreign entities providing credit support such as letters of credit, guarantees, or insurance.

            BONDS AND NOTES. General obligation bonds are secured by the issuer's pledge of its full faith, credit, and taxing power for the payment of interest and principal. Revenue bonds are payable only from the revenues derived from a project or facility or from the proceeds of a specified revenue source. Industrial development bonds are generally revenue bonds secured by payments from and the credit of private users. Municipal notes are issued to meet the short-term funding requirements of state, regional, and local governments. Municipal notes include tax anticipation notes, bond anticipation notes, revenue anticipation notes, tax and revenue anticipation notes, construction loan notes, short-term discount notes, tax-exempt commercial paper, demand notes, and similar instruments.

            MUNICIPAL LEASE OBLIGATIONS. Municipal lease obligations may take the form of a lease, an installment purchase, or a conditional sales contract. They are issued by state and local governments and authorities to acquire land, equipment, and facilities, such as vehicles, telecommunications and computer equipment, and other capital assets. The Fund may purchase these lease obligations directly, or it may purchase participation interests in such lease obligations. (See "Participation Interests" below.) States have different requirements for issuing municipal debt and issuing municipal leases. Municipal leases are generally subject to greater risks than general obligation or revenue bonds because they usually contain a "non-appropriation" clause, which provides that the issuer is not obligated to make payments on the obligation in future years unless funds have been appropriated for this purpose each year. Such non-appropriation clauses are required to avoid the municipal lease obligations from being treated as debt for state debt restriction purposes. Accordingly, such obligations are subject to "non-appropriation" risk. Municipal leases may be secured by the underlying capital asset and it may be difficult to dispose of any such asset in the event of non-appropriation or other default.

            MORTGAGE-BACKED BONDS. The Fund's investments in municipal obligations may include mortgage-backed municipal obligations, which are a type of municipal security issued by a state, authority, or municipality to provide financing for residential housing mortgages to target groups, generally low-income individuals who are first-time home buyers. The Fund's interest, evidenced by such obligations, is an undivided interest in a pool of mortgages. Payments made on the underlying mortgages and passed through to the Fund will represent both regularly scheduled principal and interest payments. The Fund may also receive additional principal payments representing prepayments of the underlying mortgages. While a certain level of prepayments can be expected, regardless of the interest rate environment, it is anticipated that prepayment of the underlying mortgages will accelerate in periods of declining interest rates. In the event that the Fund receives principal prepayments in a declining interest-rate environment, its reinvestment of such funds may be in bonds with a lower yield.

            PARTICIPATION INTERESTS. A participation interest gives the Fund an undivided interest in a municipal debt obligation in the proportion that the Fund's participation interest bears to the principal amount of the underlying obligation. These underlying obligations may have fixed, floating, or variable rates of interest. The Fund will only purchase participation interests if accompanied by an opinion of counsel that the interest earned on the underlying municipal obligations will be federal tax-exempt. If the Fund purchases unrated participation interests, the Board or its delegate must have determined that the credit risk is equivalent to the rated obligations in which the Fund may invest. Participation interests may be backed by a letter of credit or repurchase obligation of the selling institution. When determining whether such a participation interest meets the Fund's credit quality requirements, the Fund may look to the credit quality of any financial guarantor providing a letter of credit or guaranty.

            PASS-THROUGH CERTIFICATES. The Fund may also invest in pass-through certificates or securities issued by partnerships and grantor trusts. These securities allow the Fund to receive principal and interest payments on underlying obligations and such securities may have fixed, floating, or variable rates of interest. The pass-through certificates may be backed by a letter of credit, guarantee or liquidity provider and, if the pass-through certificate is intended to be a tax-exempt security, it is generally accompanied by an opinion of counsel that the interest on the pass-through certificates will be exempt from federal income tax. The Fund may only invest in these securities if they meet the Fund's credit-quality and eligibility requirements.

      N. High-Yield (High-Risk) Securities.

            IN GENERAL. Non-investment grade debt obligations ("lower-quality securities") include (1) debt obligations rated between BB and C by Moody's Investors ("Moody's"), Standard & Poor's Ratings Group ("S&P"), and comparable ratings of other NRSROs; (2) commercial paper rated as low as C by S&P, Not Prime by Moody's, and comparable ratings of other NRSROs; and (3) unrated debt obligations of comparable credit-quality as determined by the Advisor. Lower-quality securities, while generally offering higher yields than investment grade securities with similar maturities, involve greater risks, including the possibility of default or bankruptcy of the obligor. They are regarded as predominantly speculative and present a significant risk for loss of principal and interest. The special risk considerations in connection with investments in these securities are discussed below.

            EFFECT OF INTEREST RATES. The lower-quality and comparable unrated security market is relatively new and its growth has paralleled a long economic expansion. As a result, it is not clear how this market may withstand a prolonged recession or economic downturn. Such conditions could severely disrupt the market for and adversely affect the value of such securities.

            All fixed interest-bearing securities typically experience appreciation when interest rates decline and depreciation when interest rates rise. The market values of lower-quality and comparable unrated securities tend to reflect individual corporate developments to a greater extent than do higher rated securities (which react primarily to fluctuations in the general level of interest rates). Lower-quality and comparable unrated securities also tend to be more sensitive to economic conditions than are higher-rated securities. As a result, they generally involve more credit risks than securities in the higher-rated categories. During an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of lower-quality and comparable unrated securities may experience financial stress and may not have sufficient revenues to meet their payment obligations. The issuer's ability to service its debt obligations may also be adversely affected by specific corporate developments, the issuer's inability to meet specific projected business forecasts or the unavailability of additional financing. The risk of loss due to default by an issuer of these securities is significantly greater than issuers of higher-rated securities because such securities may be unsecured and may be subordinated to other creditors. Further, if the issuer of a lower-quality or comparable unrated security defaulted, the Fund might incur additional expenses to seek recovery. Periods of economic uncertainty and changes would also generally result in increased volatility in the market prices of these securities and thus in the Fund's net asset value.

            DECREASED FUND LIQUIDITY. As previously stated, the value of a lower-quality or comparable unrated security will decrease in a rising interest rate market and accordingly, so will the Fund's net asset value. If the Fund experiences unexpected net redemptions in such a market, it may be forced to liquidate a portion of its portfolio securities without regard to their investment merits. Due to the limited liquidity of lower-quality and comparable unrated securities (discussed below), the Fund may be forced to liquidate these securities at a substantial discount to its existing market value to meet redemptions. Any such redemption would force the Fund to sell the more liquid portion of its portfolio.

            PREPAYMENT RISK. Lower-quality and comparable unrated securities typically bear higher rates of interest than higher- and medium- quality securities, and generally contain redemption, call, or prepayment provisions that permit the issuer of such securities containing such provisions to, at its discretion, redeem the securities. During periods of falling interest rates, issuers of these securities are likely to redeem or prepay the securities and refinance them with debt securities with a lower interest rate. To the extent an issuer is able to refinance the securities, or otherwise redeem them, the Fund may have to replace the securities with a lower yielding security, which would result in a lower return for the Fund.

            CREDIT RATINGS. Credit ratings issued by NRSROs are designed to evaluate the ability of obligors to make principal and interest payments on rated securities. They do not, however, evaluate the overall risk of owning lower-quality securities and, therefore, may not fully reflect the true risks of this type of investment. In addition, credit rating agencies may or may not make timely changes in a rating to reflect changes in the economy or in the condition of the issuer that affect the market value of the security. Consequently, credit ratings are used only as a preliminary indicator of investment quality. Investments in lower-quality and comparable unrated obligations will be more dependent on the Advisor's credit analysis than would be the case with investments in investment-grade debt obligations. The Advisor employs its own credit research and analysis, which includes a study of existing debt, capital structure, ability to service debt and to pay dividends, the issuer's sensitivity to economic conditions, its operating history, its industry, and the current trend of earnings. The Advisor periodically monitors the investments in the Fund's portfolio and carefully evaluates whether to dispose of or to retain lower-quality and comparable unrated securities whose credit ratings or credit quality may have changed.

            LIQUIDITY AND VALUATION. The Fund may have difficulty disposing of certain lower-quality and comparable unrated securities because there may be a thin trading market for such securities or they may be illiquid. Because not all dealers maintain markets in all lower-quality and comparable unrated securities, there is no established retail secondary market for many of these securities. The Fund anticipates that such securities could be sold only to a limited number of dealers or institutional investors. To the extent a secondary trading market does exist in these lower-quality (and comparable unrated) securities, it is generally not as liquid as the secondary market for higher-rated securities. The lack of a liquid secondary market may have an adverse impact on the market price of the security. As a result, the Fund's net asset value and ability to dispose of particular securities, when necessary to meet the Fund's liquidity needs or in response to a specific economic event, may be impacted. The lack of a liquid secondary market for certain securities may also make it more difficult for the Fund to obtain accurate market quotations for purposes of valuing these securities held in the Fund's portfolio. Market quotations are generally available on many lower-quality and comparable unrated issues only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales. During periods of thin trading, the spread between bid and asked prices is likely to increase significantly which can lead to lower reliability of broker price quotations. In addition, adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of lower-quality and comparable unrated securities, especially in a thinly traded market.

            LEGISLATION. Legislation may be adopted, from time to time, designed to limit the use of certain lower-quality and comparable unrated securities as permissible investments. It is anticipated that if additional legislation is enacted or proposed, it could have a material effect on the value of these securities and the existence of a secondary trading market for the securities.

      O. Inflation-Indexed Securities. The Fund may invest in inflation-indexed securities, which have a final value and interest payment stream linked to the inflation rate. The index for measuring the inflation rate for these securities is typically the non-seasonally adjusted Consumer Price Index published monthly by the U.S. Department of Labor, Bureau of Labor Statistics. By offering interest and principal payments linked to inflation, these securities attempt to protect the future purchasing power of the money invested in them. However, inflation-indexed securities provide this protected return only if held to maturity. In addition, inflation-indexed securities may not trade at par value. Real interest rates (the market rate of interest adjusted for inflation) change over time as a result of many factors, such as expected domestic economic output. When real interest rates do change, inflation-indexed securities prices may be more sensitive to these changes than conventional bonds. Should market expectations for real interest rates rise, the price of inflation-indexed securities may fall. In addition, inflation-indexed securities may not be as widely traded as fixed-principal securities. This lesser liquidity may result in the Fund experiencing higher transaction costs when purchasing and selling these securities.

      P. Maturity. The Fund's average effective portfolio maturity represents an average based on the actual stated maturity dates of the debt securities in the Fund's portfolio, except that (1) variable-rate securities are deemed to mature at the next interest-rate adjustment date, unless subject to a demand feature,
(2) variable-rate securities subject to a demand feature are deemed to mature on the longer of the next interest-rate adjustment date or the date on which principal can be recovered through demand, (3) floating-rate securities subject to a demand feature are deemed to mature on the date on which the principal can be recovered through demand, (4) the maturity of mortgage-backed and certain other asset-backed securities is determined on an "expected life" basis by the Advisor, and (5) securities being hedged with futures contracts may be deemed to have a longer maturity, in the case of purchases of futures contracts, and a shorter maturity, in the case of sales of futures contracts, than they would otherwise be deemed to have. In addition, a security that is subject to redemption at the option of the issuer on a particular date ("call date"), which is prior to the security's stated maturity, may be deemed to mature on the call date rather than on its stated maturity date. The call date of a security will be used to calculate average effective portfolio maturity when the Advisor reasonably anticipates, based upon information available to it, that the issuer will exercise its right to redeem the security. The average effective portfolio maturity of the Fund is dollar-weighted based upon the market value of the Fund's securities at the time of the calculation.

      The Fund may utilize puts which are provided on a "best efforts" or similar basis (a "soft put") to shorten the maturity of securities when the Advisor reasonably believes, based upon information available to it at the time the security is acquired, that the issuer of the soft put has or will have both the willingness and the resources or creditworthiness to repurchase the securities at the time the Fund exercises the put. Failure of an issuer to honor a soft put may, depending on the specific put, have a variety of possible consequences, including (a) an automatic extension of the soft put to a later date, (b) the elimination of the soft put, in which case the effective maturity of the security may be its final maturity date, or (c) a default of the security, typically after the passage of a cure period. Should either the exercise date of the soft put automatically extend or the soft put right be eliminated as a result of the failure to honor a soft put, the affected security may include a provision that adjusts the interest rate on the security to an amount intended to result in the security being priced at par at an interest rate equal to comparable securities. However, not all securities have rate reset provisions or, if they have such provisions, the reset rate may be capped at a rate that would prevent the security from being priced at par. Furthermore, it is possible that the interest rate may reset to a level that increases the interest expense to the issuer by an amount that negatively affects the credit quality of the security.

      Q. Mortgage-Backed Securities. Mortgage-backed securities represent direct or indirect participations in, or are secured by and payable from, mortgage loans secured by real property, and include single- and multi-class pass-through securities and collateralized mortgage obligations. Such securities may be issued or guaranteed by U.S. Government agencies or instrumentalities, such as the Government National Mortgage Association and the Federal National Mortgage Association, or by private issuers, generally originators and investors in mortgage loans, including savings associations, mortgage bankers, commercial banks, investment bankers, and special purpose entities (collectively, "private lenders"). Mortgage-backed securities issued by private lenders may be supported by pools of mortgage loans or other mortgage-backed securities that are guaranteed, directly or indirectly, by the U.S. Government or one of its agencies or instrumentalities, or they may be issued without any governmental guarantee of the underlying mortgage assets but with some form of non-governmental credit enhancement.

      The rate of principal payment on mortgage-backed securities generally depends on the rate of principal payments received on the underlying assets that in turn, may be affected by a variety of economic and other factors. As a result, the yield on any mortgage-backed security is difficult to predict with precision and actual yield to maturity may be more or less than the anticipated yield to maturity. The yield characteristics of mortgage-backed securities differ from those of traditional debt securities. Among the principal differences are that interest and principal payments are made more frequently on mortgage-backed securities, usually monthly, and that principal may be prepaid at any time because the underlying mortgage loans or other assets generally may be prepaid at any time. As a result, if the Fund purchases these securities at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect of increasing the yield to maturity. Conversely, if the Fund purchases these securities at a discount, a prepayment rate that is faster than expected will increase yield to maturity, while a prepayment rate that is slower than expected will reduce yield to maturity. Amounts available for reinvestment by the Fund are likely to be greater during a period of declining interest rates and, as a result, are likely to be reinvested at lower interest rates than during a period of rising interest rates. Accelerated prepayments on securities purchased by the Fund at a premium also impose a risk of loss of principal because the premium may not have been fully amortized at the time the principal is prepaid in full. The market for privately issued mortgage-backed securities is smaller and less liquid than the market for government-sponsored mortgage-backed securities.

            Mortgage-backed securities may be issued with either a single class of security or multiple classes, which are commonly referred to as a CMO. Multiple class mortgage-backed securities are issued for two main reasons. First, multiple classes may be used as a method of providing credit support. This is accomplished typically through creation of one or more classes whose right to payments on the security is made subordinate to the right to such payments of the remaining class or classes. Second, multiple classes may permit the issuance of securities with payment terms, interest rates, or other characteristics differing both from those of each other and from those of the underlying assets. Examples include so-called "strips" (mortgage-backed securities entitling the holder to disproportionate interests with respect to the allocation of interest and principal of the assets backing the security), and securities with class or classes having characteristics that mimic the characteristics of non-mortgage-backed securities, such as floating interest rates (i.e., interest rates which adjust as a specified benchmark changes) or scheduled amortization of principal.

            The Fund may invest in stripped mortgage-backed securities, which receive differing proportions of the interest and principal payments from the underlying assets, including interest-only (IO) and principal-only (PO) securities. IO and PO mortgage-backed securities may be illiquid. The market value of such securities generally is more sensitive to changes in prepayment and interest rates than is the case with traditional mortgage-backed securities, and in some cases such market value may be extremely volatile.

            Mortgage-backed securities backed by assets, other than as described above, or in which the payment streams on the underlying assets are allocated in a manner different than those described above may be issued in the future. The Fund may invest in such securities if such investment is otherwise consistent with its investment objectives and policies and with the investment restrictions of the Fund.

      R. Repurchase Agreements. The Fund may enter into repurchase agreements with qualified, creditworthy banks or non-bank dealers ("Seller") as determined by the Advisor. In a repurchase agreement, the Fund buys from the Seller investment-grade securities at one price and the Seller agrees to repurchase these securities at a later date (usually within one to seven days) for a price equal to the original price paid by the Fund plus an agreed interest payment ("Repurchase Price"). The Seller's obligation to repurchase the securities is secured by cash, the securities purchased, and/or certain U.S. Government securities or U.S. agency guaranteed securities ("Collateral"). The Collateral is held by the Fund's custodian or a qualified subcustodian under the 1940 Act that is a financial intermediary ("Custodian"). The Advisor or Custodian will monitor, on an ongoing basis, the current market value of the Collateral to ensure it always equals or exceeds the Repurchase Price. Each repurchase agreement must at all times be "fully collateralized" by the Collateral as required by the 1940 Act. Repurchase agreements involve risks that the Seller cannot pay the Repurchase Price (e.g., in the event of a default or insolvency of the Seller) and risks that the net liquidation value of the Collateral is less than the amount needed to repay the Repurchase Price.

            In addition, the Fund may invest in foreign repurchase agreements. Foreign repurchase agreements may include agreements to purchase and sell foreign securities in exchange for fixed U.S. dollar amounts, or in exchange for specified amounts of foreign currency. In the event of default by the counterparty, the Fund may suffer a loss if the value of the security purchased, i.e., the collateral, in U.S. dollars, is less than the agreed upon repurchase price, or if the Fund is unable to successfully assert a claim to the collateral under foreign laws. As a result, foreign repurchase agreements may involve greater credit risk than repurchase agreements in U.S. markets, as well as risks associated with currency fluctuations. Repurchase agreements with foreign counterparties may have more risk than with U.S. counterparties, since less financial information may be available about the foreign counterparties and they may be less creditworthy.

      S. Rule 144A Securities. The Fund may invest in Rule 144A securities that the Advisor determines to be liquid. Rule 144A allows a broader institutional trading market for securities otherwise subject to restriction on their resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the 1933 Act of resales of certain securities to qualified institutional buyers. Rule 144A securities are not considered to be illiquid for purposes of the Fund's illiquid securities policy, which prohibits the Fund from investing in illiquid securities, if such securities satisfy the conditions enumerated in Rule 144A and are determined to be liquid by the Advisor in accordance with the requirements established by the Trust. In determining the liquidity of such securities, the Advisor will consider, among other things, the following factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers and other potential purchasers or sellers of the security; (3) dealer undertakings to make a market in the security and (4) the nature of the security and of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer).

      T. Short-Hold Trading Strategy. The Fund may have the opportunity to participate in the primary market for new issues offered by issuers and/or underwriters at prices the Fund's manager(s) deem(s) favorable, based on factors such as the supply of bonds in the marketplace and economic conditions. In these situations, the Fund may decide to purchase these new security issues at the negotiated opening price, and shortly thereafter offer to sell all or a part of the Fund's purchased allocation to third-party interested purchasers at a higher price, depending on market conditions. These short-term trades are only done when the Fund's Advisor believes it is in the best interests of the Fund (e.g., realization of capital appreciation). Because the Fund is "at risk" for the purchased amount of these new issues, it is possible for the Fund to experience losses on these trades.

      U. Sovereign Debt. Sovereign debt differs from debt obligations issued by private entities in that, generally, remedies for defaults must be pursued in the courts of the defaulting party. Legal recourse is therefore limited. Political conditions, especially a sovereign entity's willingness to meet the terms of its debt obligations, are of considerable significance. Also, there can be no assurance that the holders of commercial bank loans to the same sovereign entity may not contest payments to the holders of sovereign debt in the event of default under commercial bank loan agreements.

            A sovereign debtor's willingness or ability to repay principal and pay interest in a timely manner may be affected by a variety of factors, including among others, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor's policy toward principal international lenders and the political constraints to which a sovereign debtor may be subject. A country whose exports are concentrated in a few commodities could be vulnerable to a decline in the international price of such commodities. Increased protectionism on the part of a country's trading partners, or political changes in those countries, could also adversely affect its exports. Such events could diminish a country's trade account surplus, if any, or the credit standing of a particular local government or agency. Another factor bearing on the ability of a country to repay sovereign debt is the level of the country's international reserves. Fluctuations in the level of these reserves can affect the amount of foreign exchange readily available for external debt payments and, thus, could have a bearing on the capacity of the country to make payments on its sovereign debt.

            To the extent that a country has a current account deficit (generally when its exports of merchandise and services are less than its country's imports of merchandise and services plus net transfers (e.g., gifts of currency and goods) to foreigners), it may need to depend on loans from foreign governments, multilateral organizations or private commercial banks, aid payments from foreign governments and inflows of foreign investment. The access of a country to these forms of external funding may not be certain, and a withdrawal of external funding could adversely affect the capacity of a government to make payments on its obligations. In addition, the cost of servicing debt obligations can be adversely affected by a change in international interest rates, since the majority of these obligations carry interest rates that are adjusted periodically based upon international rates.

            With respect to sovereign debt of emerging market issuers, investors should be aware that certain emerging market countries are among the largest debtors to commercial banks and foreign governments. At times, certain emerging market countries have declared moratoria on the payment of principal and interest on external debt.

            Certain emerging market countries have experienced difficulty in servicing their sovereign debt on a timely basis which led to defaults on certain obligations and the restructuring of certain indebtedness. Restructuring arrangements have included, among other things, reducing and rescheduling interest and principal payments by negotiating new or amended credit agreements or converting outstanding principal and unpaid interest to Brady Bonds (discussed below), and obtaining new credit to finance interest payments. Holders of sovereign debt, including the Fund, may be requested to participate in the rescheduling of such debt and to extend further loans to sovereign debtors, and the interests of holders of sovereign debt could be adversely affected in the course of restructuring arrangements or by certain other factors referred to below. Furthermore, some of the participants in the secondary market for sovereign debt may also be directly involved in negotiating the terms of these arrangements and may therefore have access to information not available to other market participants, such as the Fund. Obligations arising from past restructuring agreements may affect the economic performance and political and social stability of certain issuers of sovereign debt. There is no bankruptcy proceeding by which sovereign debt on which a sovereign has defaulted may be collected in whole or in part.

            Foreign investment in certain sovereign debt is restricted or controlled to varying degrees. These restrictions or controls may at times limit or preclude foreign investment in such sovereign debt and increase the costs and expenses of the Fund. Certain countries in which the Fund may invest require governmental approval prior to investments by foreign persons, limit the amount of investment by foreign persons in a particular issuer, limit the investment by foreign persons only to a specific class of securities of an issuer that may have less advantageous rights than the classes available for purchase by domiciliaries of the countries, or impose additional taxes on foreign investors. Certain issuers may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if a deterioration occurs in a country's balance of payments, the country could impose temporary restrictions on foreign capital remittances. The Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to the Fund of any restrictions on investments. Investing in local markets may require the Fund to adopt special procedures, seek local government approvals or take other actions, each of which may involve additional costs to the Fund.

            The sovereign debt in which the Fund may invest includes Brady Bonds, which are securities issued under the framework of the Brady Plan, an initiative announced by former U.S. Treasury Secretary Nicholas F. Brady in 1989 as a mechanism for debtor nations to restructure their outstanding external commercial bank indebtedness. In restructuring its external debt under the Brady Plan framework, a debtor nation negotiates with its existing bank lenders as well as multilateral institutions such as the International Monetary Fund ("IMF"). The Brady Plan framework, as it has developed, contemplates the exchange of commercial bank debt for newly issued Brady Bonds. Brady Bonds may also be issued in respect of new money being advanced by existing lenders in connection with the debt restructuring. The World Bank and the IMF support the restructuring by providing funds pursuant to loan agreements or other arrangements which enable the debtor nation to collateralize the new Brady Bonds or to repurchase outstanding bank debt at a discount.

            There can be no assurance that the circumstances regarding the issuance of Brady Bonds by these countries will not change. Investors should recognize that Brady Bonds do not have a long payment history. Agreements implemented under the Brady Plan to date are designed to achieve debt and debt-service reduction through specific options negotiated by a debtor nation with its creditors. As a result, the financial packages offered by each country differ. The types of options have included the exchange of outstanding commercial bank debt for bonds issued at 100% of face value of such debt, which carry a below-market stated rate of interest (generally known as par bonds), bonds issued at a discount from the face value of such debt (generally known as discount bonds), bonds bearing an interest rate which increases over time, and bonds issued in exchange for the advancement of new money by existing lenders. Regardless of the stated face amount and stated interest rate of the various types of Brady Bonds, the Fund will purchase Brady Bonds, if any, in secondary markets, as described below, in which the price and yield to the investor reflect market conditions at the time of purchase.

            Certain Brady Bonds have been collateralized as to principal due at maturity by U.S. Treasury zero coupon bonds with maturities equal to the final maturity of such Brady Bonds. Collateral purchases are financed by the IMF, the World Bank, and the debtor nations' reserves. In the event of a default with respect to collateralized Brady Bonds as a result of which the payment obligations of the issuer are accelerated, the U.S. Treasury zero coupon obligations held as collateral for the payment of principal will not be distributed to investors, nor will such obligations be sold and the proceeds distributed. The collateral will be held by the collateral agent to the scheduled maturity of the defaulted Brady Bonds, which will continue to be outstanding, at which time the face amount of the collateral will equal the principal payments which would have then been due on the Brady Bonds in the normal course. In addition, interest payments on certain types of Brady Bonds may be collateralized by cash or high grade securities in amounts that typically represent between 12 and 18 months of interest accruals on these instruments with the balance of the interest accruals being uncollateralized. Brady Bonds are often viewed as having several valuation components: (1) the collateralized repayment of principal, if any, at final maturity, (2) the collateralized interest payments, if any, (3) the uncollateralized interest payments, and (4) any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the "residual risk"). In light of the residual risk of Brady Bonds and, among other factors, the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds, investments in Brady Bonds have speculative characteristics. The Fund may purchase Brady Bonds with no or limited collateralization, and will be relying for payment of interest and (except in the case of principal collateralized Brady Bonds) principal primarily on the willingness and ability of the foreign government to make payment in accordance with the terms of the Brady Bonds. Brady Bonds issued to date are purchased and sold in secondary markets through U.S. securities dealers and other financial institutions and are generally maintained through European transnational securities depositories.

      V. U.S Government Securities.

      U.S. Government securities are issued by the U.S. Government or its agencies or instrumentalities, including:

      o     U.S. Treasury obligations, such as Treasury bills, notes, and bonds;
      o The Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, and the Government National Mortgage Association ("GNMA"), including GNMA pass-through certificates, whose securities are supported by the full faith and credit of the United States;
      o The Federal Home Loan Banks, Federal Intermediate Credit Banks, and the Tennessee Valley Authority, whose securities are supported by the right of the agency to borrow from the U.S. Treasury;
      o The Federal National Mortgage Association, whose securities are supported by the discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; and
      o The Student Loan Marketing Association, the Inter-American Development Bank, and International Bank for Reconstruction and Development, whose securities are supported only by the credit of such agencies.

      Although the U.S. Government provides various types of financial support to U.S. Government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so and not all U.S. Government securities are guaranteed or backed by the full faith and credit of the U.S. Government. The U.S. Government and its agencies and instrumentalities do not guarantee the market value of their securities. Consequently, the market value of such securities will fluctuate.

      W. Variable- or Floating-Rate Securities. The Fund may invest in securities that offer a variable- or floating-rate of interest. Variable-rate securities provide for automatic establishment of a new interest rate at fixed intervals (e.g., daily, monthly, semi-annually, etc.). Floating-rate securities generally provide for automatic adjustment of the interest rate whenever some specified interest rate index changes. The interest rate on variable- or floating-rate securities is ordinarily determined by reference to or is a percentage of a bank's prime rate, LIBOR (London Inter Bank Offer Rate), the 90-day U.S. Treasury bill rate, the rate of return on bank certificates of deposit, or some other objective measure.

      Variable- or floating-rate securities frequently include a put or demand feature entitling the holder to sell the securities to the issuer at par. In many cases, the demand feature can be exercised at any time on seven days' notice; in other cases, the put or demand feature is exercisable at any time on 30 days' notice or on similar notice at intervals of not more than one year. Some securities, which do not have variable or floating interest rates, may be accompanied by puts producing similar results and price characteristics. When considering the maturity of any instrument that may be sold or put to the issuer or a third party prior to its stated maturity, the Fund may consider that instrument's maturity to be shorter than its stated maturity.

      Variable-rate demand notes include master demand notes, which are obligations that permit the Fund to invest fluctuating amounts, that may change daily without penalty, pursuant to direct arrangements between the Fund, as lender, and the borrower. The interest rates on these notes fluctuate from time to time. The issuer of such obligations normally has a corresponding right, after a given period, to prepay in its discretion the outstanding principal amount of the obligations plus accrued interest upon a specified number of days' notice to the holders of such obligations. The interest rate on a floating-rate demand obligation is based on a known lending rate, such as a bank's prime rate or LIBOR, and is adjusted automatically each time such rate is adjusted. The interest rate on a variable-rate demand obligation is adjusted automatically at specified intervals. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks. Because these obligations are direct lending arrangements between the lender and borrower, it is not contemplated that such instruments will generally be traded and may be illiquid. There generally is not an established secondary market for these obligations, although they are redeemable at face value. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, the Fund's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Such obligations frequently are not rated by credit rating agencies and, if not so rated, the Fund may invest in them only if the Advisor determines that at the time of investment the obligations are of comparable quality to the other obligations in which the Fund may invest. The Advisor, on behalf of the Fund, will consider on a periodic basis the creditworthiness of the issuers of the floating- and variable-rate demand obligations in the Fund's portfolio and any providers of credit enhancements.

      In determining the Fund's average effective portfolio maturity, the Fund will consider a floating- or variable-rate security to have a maturity equal to its stated maturity (or redemption date if it has been called for redemption), except that it may consider (1) variable-rate securities to have a maturity equal to the period remaining until the next readjustment in the interest rate, unless subject to a demand feature, (2) variable-rate securities subject to a demand feature to have a remaining maturity equal to the longer of (a) the next readjustment in the interest rate or (b) the period remaining until the principal can be recovered through demand, and (3) floating-rate securities subject to a demand feature to have a maturity equal to the period remaining until the principal can be recovered through demand. Variable- and floating-rate securities generally are subject to less principal fluctuation than securities without these attributes.

      X. When-Issued and Delayed-Delivery Securities. The Fund may purchase securities on a when-issued or delayed-delivery basis and such transactions represent a type of forward commitment by the Fund. The price of debt obligations so purchased, which may be expressed in yield terms, generally is fixed at the time the commitment to purchase is made, but delivery and payment for the securities take place at a later date. During the period between the purchase and settlement, no payment is made by the Fund to the issuer and no interest on the underlying debt obligations accrues to the Fund. These types of forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date. While when-issued and delayed-delivery securities may be sold prior to the settlement date, the Fund intends to purchase such securities with the purpose of actually acquiring them unless a sale appears desirable for investment reasons. At the time the Fund makes the commitment to purchase these types of securities, it will record the transaction and reflect the value of the security in determining its net asset value. The Fund does not believe that its net asset value will be adversely affected by these types of securities purchases.

      To the extent required by the SEC, the Fund will maintain cash and liquid assets equal in value to the aggregate outstanding forward commitments for when-issued and delayed-delivery securities marked to market daily. Such designated securities either will mature or, if necessary, be sold on or before the settlement date. When the time comes to pay for when-issued or delayed-delivery securities, the Fund will meet its obligations from then-available cash flow, sale of the securities designated on its books and records, described above, sale of other securities or, although it would not normally expect to do so, from the sale of the when-issued or delayed-delivery securities themselves (which may have a market value greater or less than the Fund's payment obligation).

      Another type of forward commitment is for certain future pass-through, residential mortgage-backed pools which forward commitments are traded in the "to-be-announced" market (TBAs). TBAs are the Fund's commitment to purchase one or more standardized, residential mortgage pools which will be placed in a pass-through mortgage-backed security issued by Fannie Mae, Freddie Mac, or Ginnie Mae in the future. The residential mortgages in these pools all have common underwriting characteristics: they are residential mortgages with 15 to 30 year maturities, generally at a fixed rate, with monthly payments and no prepayment penalties, and must be under a certain prescribed dollar limit. TBA settlement terms are commonly 90 days, but may extend to 180 days. TBAs are sold by mortgage originators during the process of originating residential mortgages and are a primary source of the funds needed by these mortgage loan originators. Certain key terms are specified at the time the TBA is purchased (mortgage type, mortgage issuer, required rate, dollar amount to be purchased, price and settlement date), but the exact identity and number of the mortgage pools to be covered by the TBA is only determined 48 hours before the settlement date. The Fund may hold and trade TBAs, and TBAs are included in the Fund's NAV. TBAs are actively traded and the TBA market is very liquid. The price of most TBAs are ascertainable by market quotations. However, TBAs are still subject to the same risks as other forward commitments, and subject to the same leverage requirements as other forward commitments.

      Y. Zero-Coupon, Step-Coupon, and Pay-In-Kind. The Fund may invest in zero-coupon, step-coupon, and pay-in-kind securities. These securities are debt securities that do not make regular cash interest payments. Zero-coupon and step-coupon securities are sold at a deep discount to their face value. Pay-in-kind securities pay interest through the issuance of additional securities. Because such securities do not pay current cash income, the price of these securities can be volatile when interest rates fluctuate. While these securities do not pay current cash income, federal income tax law requires the holders of zero-coupon, step-coupon, and pay-in-kind securities to include in income each year the portion of the original issue discount (or deemed discount) and other non-cash income on such securities accruing that year. In order for the Fund to continue to qualify as a "regulated investment company" or "RIC" under the IRC and avoid a certain excise tax, the Fund may be required to distribute a portion of such discount and income to its shareholders. Consequently, the Fund may be required to dispose of other portfolio securities, which may occur in periods of adverse market prices, in order to generate cash to meet these IRC distribution requirements.

            The U.S. Treasury Department creates STRIPS (Separate Trading of Registered Interest and Principal of Securities) by separating the coupon payments and the principal payment from an outstanding Treasury security and selling them as individual securities. A broker-dealer creates a derivative zero by depositing a Treasury security with a custodian for safekeeping and then selling the coupon payments and principal payment that will be generated by this security separately. Examples are Certificates of Accrual on Treasury Securities
(CATs), Treasury Investment Growth Receipts (TIGRs) and generic Treasury Receipts (TRs). These derivative zero coupon obligations are not considered to be government securities unless they are part of the STRIPS program. Original issue zeros are zero coupon securities issued directly by the U.S. government, a government agency or by a corporation.

INVESTMENT LIMITATIONS

      A. Fundamental. The investment limitations described below have been adopted by the Trust with respect to the Fund and are fundamental ("Fundamental"), i.e., they may not be changed without the affirmative vote of a majority of the outstanding shares of the Fund. As used in the Prospectus and the Statement of Additional Information, the term "majority of the outstanding shares" of the Fund means the lesser of (1) 67% or more of the outstanding shares of the Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented at such meeting; or
(2) more than 50% of the outstanding shares of the Fund. Other investment practices which may be changed by the Board of Trustees without the approval of shareholders to the extent permitted by applicable law, regulation or regulatory policy are considered non-fundamental ("Non-Fundamental").

      1. Borrowing Money. The Fund will not borrow money, except (a) from a bank, provided that immediately after such borrowing there is an asset coverage of 300% for all borrowings of the Fund; or (b) from a bank or other persons for temporary purposes only, provided that such temporary borrowings are in an amount not exceeding 5% of the Fund's total assets at the time when the borrowing is made. This limitation does not preclude the Fund from entering into reverse repurchase transactions, provided that the Fund has an asset coverage of 300% for all borrowings and repurchase commitments of the Fund pursuant to reverse repurchase transactions.

      2. Senior Securities. The Fund will not issue senior securities. This limitation is not applicable to activities that may be deemed to involve the issuance or sale of a senior security by the Fund, provided that the Fund's engagement in such activities is consistent with or permitted by the Investment Company Act of 1940, as amended, the rules and regulations promulgated thereunder or interpretations of the Securities and Exchange Commission or its staff.

      3. Underwriting. The Fund will not act as underwriter of securities issued by other persons. This limitation is not applicable to the extent that, in connection with the disposition of portfolio securities (including restricted securities), the Fund may be deemed an underwriter under certain federal securities laws.

      4. Real Estate. The Fund will not purchase or sell real estate. This limitation is not applicable to investments in marketable securities which are secured by or represent interests in real estate. This limitation does not preclude the Fund from investing in mortgage-related securities or investing in companies engaged in the real estate business or that have a significant portion of their assets in real estate (including real estate investment trusts).

      5. Commodities. The Fund will not purchase or sell commodities unless acquired as a result of ownership of securities or other investments. This limitation does not preclude the Fund from purchasing or selling options or futures contracts, from investing in securities or other instruments backed by commodities or from investing in companies which are engaged in a commodities business or have a significant portion of their assets in commodities.

      6. Loans. The Fund will not make loans to other persons, except (a) by loaning portfolio securities, (b) by engaging in repurchase agreements, or (c) by purchasing nonpublicly offered debt securities. For purposes of this limitation, the term "loans" shall not include the purchase of a portion of an issue of publicly distributed bonds, debentures or other securities.

      7. Concentration. The Fund will not invest 25% or more of its total assets in a particular industry. This limitation is not applicable to investments in obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities or repurchase agreements with respect thereto.

      8. Diversification. With respect to 75% of its total assets, the Fund will not purchase securities issued by any one issuer (other than cash, cash items, or securities issued or guaranteed by the government of the United States or its agencies or instrumentalities) if, as a result at the time of such purchase, more than 5% of the value of its total assets would be invested in the securities of that issuer, or if it would own more than 10% of the outstanding voting securities of that issuer.

      With respect to the percentages adopted by the Trust as maximum limitations on its investment policies and limitations, an excess above the fixed percentage will not be a violation of the policy or limitation unless the excess results immediately and directly from the acquisition of any security or the action taken. This paragraph does not apply to the borrowing policy set forth in paragraph 1 above.

      Notwithstanding any of the foregoing limitations, any investment company, whether organized as a trust, association or corporation, or a personal holding company, may be merged or consolidated with or acquired by the Trust, provided that if such merger, consolidation or acquisition results in an investment in the securities of any issuer prohibited by said paragraphs, the Trust shall, within ninety days after the consummation of such merger, consolidation or acquisition, dispose of all of the securities of such issuer so acquired or such portion thereof as shall bring the total investment therein within the limitations imposed by said paragraphs above as of the date of consummation.

      B. Non-Fundamental. The following limitations have been adopted by the Trust with respect to the Fund and are Non-Fundamental (see "Investment Limitations - Fundamental" above).

      1. Pledging. The Fund will not mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any assets of the Fund except as may be necessary in connection with borrowings described in limitation (1) above. Margin deposits, security interests, liens and collateral arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investments and techniques are not deemed to be a mortgage, pledge or hypothecation of assets for purposes of this limitation.

      2. Borrowing. The Fund will not purchase any security while borrowings (including reverse repurchase agreements) representing more than 5% of its total assets are outstanding.

      3. Margin Purchases. The Fund will not purchase securities or evidences of interest thereon on "margin." This limitation is not applicable to short-term credit obtained by the Fund for the clearance of purchases and sales or redemption of securities, or to arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investments and techniques.

      4. Short Sales. The Fund will not effect short sales of securities except as described in the Prospectus or the Statement of Additional Information.

      5. Options. The Fund will not purchase or sell puts, calls, options or straddles except as described in the Prospectus or the Statement of Additional Information.

      6. Illiquid Securities. The Fund will not purchase illiquid securities which cannot be sold in the ordinary course of business or due to contractual or legal restrictions on resale.

      7. Loans of Portfolio Securities. The Fund will not make loans of portfolio securities.

INVESTMENT ADVISOR

      The Fund's Advisor is Leader Capital Corporation, 121 SW Morrison Street, Suite 425, Portland, OR 97204. John E. Lekas, president of the Advisor, is the controlling shareholder of the Advisor. The Advisor is 100% employee-owned. Under the terms of the management agreement (the "Agreement"), the Advisor manages the Fund's investments subject to approval of the Board of Trustees. As compensation for its management services, the Fund is obligated to pay the Advisor a fee computed and accrued daily and paid monthly at an annual rate of 1.10% of the average daily net assets of the Fund. The Advisor contractually has agreed to waive its fee and reimburse the Fund's expenses so that its total annual Fund operating expenses, excluding brokerage fees and commissions, 12b-1 fees, borrowing costs (such as interest and dividend expenses on securities sold short), taxes and extraordinary expenses, do not exceed 1.40% of the average daily net assets of the Fund, through June 30, 2007

      The Advisor retains the right to use the name "Leader" in connection with another investment company or business enterprise with which the Advisor is or may become associated. The Trust's right to use the name "Leader" automatically ceases 90 days after termination of the Agreement and may be withdrawn by the Advisor on 90 days written notice.

      The Advisor may make payments to banks or other financial institutions that provide shareholder services and administer shareholder accounts. If a bank or other financial institution were prohibited from continuing to perform all or a part of such services, management of the Fund believes that there would be no material impact on the Fund or its shareholders. Banks and other financial institutions may charge their customers fees for offering these services to the extent permitted by applicable regulatory authorities, and the overall return to those shareholders availing themselves of the bank services will be lower than to those shareholders who do not. The Fund may from time to time purchase securities issued by banks and other financial institutions which provide such services; however, in selecting investments for the Fund, no preference will be shown for such securities.

About the Portfolio Manager


      John E. Lekas serves as the sole Portfolio Manager for the Fund and, as such, is primarily responsible for making all investment decisions of the Fund ("Portfolio Manager"). As of March 15, 2006, the Portfolio Manager was responsible for the management of the following types of accounts:


------------------------------------------------------------------------------------------------------
                          Number of                        Number of Accounts       Total Assets By
     Account Type        Accounts by      Total Assets     by Type Subject to    Account Type Subject
                         Account Type    By Account Type    a Performance Fee    to a Performance Fee
------------------------------------------------------------------------------------------------------
     Registered              None              N/A                 N/A                   N/A
Investment Companies
------------------------------------------------------------------------------------------------------
  Pooled Investment          None              N/A                 N/A                   N/A
      Vehicles
------------------------------------------------------------------------------------------------------
   Retail Accounts           188           $35 Million             34                 $3 Million
------------------------------------------------------------------------------------------------------

      The Portfolio Manager is compensated for his services by the Advisor. The Portfolio Manager's compensation consists of a base salary. Additionally, the Portfolio Manager receives an annual discretionary bonus based on the Advisor's profits. Although the Portfolio Manager's compensation is not tied to the performance of any private client account, the Advisor receives a performance fee with respect to certain private retail accounts. The Advisor charges performance fees on the pre-tax profits of certain private accounts over a twelve-month period compared to the account's high water mark. The high water mark is the opening value of the account, or, if the account has grown in value, the highest account value at the end of any previous twelve-month period. The performance fees may create a potential conflict of interest by providing an incentive for the Advisor to allocate more volatile securities with greater capital appreciation opportunity to the retail accounts with the performance fees rather than to the Fund.


      As of March 15, 2006, the Portfolio Manager's ownership of the Fund was as follows:


-----------------------------------------------------------------------------
             Portfolio Manager              Dollar Range of Fund Shares
-----------------------------------------------------------------------------
               John E. Lekas                     $100,001-$500,000
-----------------------------------------------------------------------------

      To the extent that the Fund and another of the Advisor's clients seek to acquire the same security at about the same time, the Fund may not be able to acquire as large a position in such security as it desires or it may have to pay a higher price for the security. Similarly, the Fund may not be able to obtain as large an execution of an order to sell or as high a price for any particular portfolio security if the other client desires to sell the same portfolio security at the same time. On the other hand, if the same securities are bought or sold at the same time by more than one client, the resulting participation in volume transactions could produce better executions for the Fund. In the event that more than one client wants to purchase or sell the same security on a given date, the purchases and sales will normally be made by random client selection.

TRUSTEES AND OFFICERS

      The Board of Trustees supervises the business activities of the Trust. Each Trustee serves as a trustee until termination of the Trust unless the Trustee dies, resigns, retires or is removed.

      The following table provides information regarding the Independent
Trustees.


--------------------------------------------------------------------------------
Name, Address*, (Date of Birth),     Principal Occupation During Past 5 Years
Position with Trust,** and Term of   and Other  Directorships
Position
--------------------------------------------------------------------------------
Gary E. Hippenstiel (1947)           Director, Vice President and Chief
                                     Investment Officer of Legacy Trust
Independent Trustee, December 2002   Company, N.A. since 1992; Non-voting
to present                           Chairman of Investment Committee of WH
                                     Donner Foundation and WH Donner Canadian
                                     Foundation since June 2005; Trustee of
                                     AmeriPrime Advisors Trust from July 2002 to
                                     November 2005; Trustee of Access Variable
                                     Insurance Trust from April 2003 to August
                                     2005; Trustee of AmeriPrime Funds from 1995
                                     to July 2005; Trustee of CCMI Funds from
                                     June 2003 to March 2005.
--------------------------------------------------------------------------------
Stephen A. Little (1946)             President and founder of The Rose, Inc.,
                                     a registered investment advisor, since
Chairman, December 2004 to           April 1993; Trustee of AmeriPrime
present; Independent Trustee,        Advisors Trust from November 2002 to
December 2002 to present             November 2005; Trustee of AmeriPrime

                                     Funds from December 2002 to July 2005;
                                     Trustee of CCMI Funds from June 2003 to
                                     March 2005.
--------------------------------------------------------------------------------
Daniel J. Condon (1950)              President of International Crankshaft
                                     Inc., an automotive equipment
Independent Trustee, December 2002   manufacturing company, since 2004, Vice
to present                           President and General Manager from 1990
                                     to 2003; Trustee of AmeriPrime Advisors
                                     Trust from November 2002 to November
                                     2005; Trustee of The Unified Funds from
                                     1994 to 2002; Trustee of Firstar Select
                                     Funds, a REIT mutual fund, from 1997 to
                                     2000; Trustee of AmeriPrime Funds from
                                     December 2002 to July 2005; Trustee of
                                     CCMI Funds from June 2003 to March 2005.
--------------------------------------------------------------------------------

*     The address for each trustee is 431 N. Pennsylvania St., Indianapolis, IN
      46204.
**    The Trust currently consists of 34 series.

      The Trust's audit committee consists of the Independent Trustees. The audit committee is responsible for overseeing the Fund's accounting and financial reporting policies and practices, its internal controls and, as appropriate, the internal controls of certain service providers; overseeing the quality and objectivity of the Fund's financial statements and the independent audit of the financial statements; and acting as a liaison between the Fund's independent auditors and the full Board of Trustees. The Audit Committee met six times during the year ended December 31, 2005.

      The following table provides information regarding each Trustee who is an "interested person" of the Trust, as defined in the 1940 Act, and each officer of the Trust.


--------------------------------------------------------------------------------
Name, Address*, (Date of Birth),      Principal Occupation During Past 5 Years
Position with Trust,** Term of        and Other Directorships
Position with Trust
--------------------------------------------------------------------------------
Ronald C. Tritschler (1952)***        Chief Executive Officer, Director and
                                      Legal Counsel of The Webb Companies, a
Trustee, December 2002 to present     national real estate company, since
                                      2001, Executive Vice President and
                                      Director from 1990 to 2000; Director of
                                      First State Financial since 1998;
                                      Director, Vice President and Legal
                                      Counsel of The Traxx Companies, an owner
                                      and operator of convenience stores,
                                      since 1989; Trustee of AmeriPrime
                                      Advisors Trust from November 2002 to
                                      November 2005; Trustee of AmeriPrime
                                      Funds from December 2002 to July 2005;
                                      Trustee of CCMI Funds from June 2003 to
                                      March 2005.
--------------------------------------------------------------------------------
Anthony J. Ghoston (1959)             President of Unified Fund Services,
                                      Inc., the Trust's administrator, since
President, July 2004 to present       June 2005, Executive Vice President from
                                      June 2004 to June 2005, Senior Vice
                                      President from April 2003 to June 2004;
                                      Senior Vice President and Chief
                                      Information Officer of Unified Financial
                                      Services, Inc., the parent company of
                                      the Trust's administrator and
                                      distributor, from 1997 to November 2004;
                                      President of AmeriPrime Advisors Trust
                                      from July 2004 to November 2005;
                                      President of AmeriPrime Funds from July
                                      2004 to July 2005; President of CCMI
                                      Funds from July 2004 to March 2005.
--------------------------------------------------------------------------------
Freddie Jacobs, Jr., CPA (1970)       Vice President of Unified Fund Services,
                                      Inc., the Trust's administrator, since
Chief Financial Officer and           December 2003; Assistant Vice President
Treasurer, July 2005 to present;      of U.S. Bancorp Fund Services LLC from
Secretary, September 2004 to June     2000 to December 2003, Trust Officer
2005; Assistant Secretary, July       from 1998 to 2000; Chief Financial
2005 to present                       Officer and Treasurer of AmeriPrime
                                      Advisors Trust from July 2005 to
                                      November 2005; Secretary of AmeriPrime
                                      Funds and AmeriPrime Advisors Trust from
                                      September 2004 to June 2005; Secretary
                                      of CCMI Funds from September 2004 to
                                      March 2005; Principal Accounting Officer
                                      of Lindbergh Funds from February 2004 to
                                      February 2005.
--------------------------------------------------------------------------------
Lynn E. Wood (1946)                   Chief Compliance Officer of AmeriPrime
                                      Advisors Trust from October 2004 to
Chief Compliance Officer, October     November 2005; Chief Compliance Officer
2004 to present                       of AmeriPrime Funds from October 2004 to
                                      July 2005; Chief Compliance Officer of
                                      CCMI Funds from October 2004 to March
                                      2005; Chief Compliance Officer of
                                      Unified Financial Securities, Inc., the
                                      Trust's distributor, from 1997 to 2000
                                      and 2004 to 2005 Chairman from 1997 to
                                      December 2004, President from 1997 to
                                      2000; Director of Compliance of Unified
                                      Fund Services, Inc., the Trust's
                                      administrator, from October 2003 to
                                      September 2004; Chief Compliance Officer
                                      of Unified Financial Services, Inc., the
                                      parent company of the Trust's
                                      administrator and distributor, from 2000
                                      to 2004.
--------------------------------------------------------------------------------
Heather A. Barnes (1975)              Employed by Unified Fund Services, Inc.,
Secretary, July 2005 to present       the Trust's administrator, since January
                                      2004 and from December 1999 to January
                                      2002; Regional Administrative Assistant
                                      of The Standard Register Company from
                                      February 2003 to January 2004; Full time
                                      student at Indiana University from
                                      January 2002 to June 2002; Secretary of
                                      AmeriPrime Advisors Trust from July 2005
                                      to November 2005.
--------------------------------------------------------------------------------


* The address for each of the trustees and officers is 431 N. Pennsylvania St., Indianapolis, IN 46204.

**    The Trust currently consists of 34 series.

*** Mr. Tritschler may be deemed to be an "interested person" of the Trust because he has an ownership interest in Unified Financial Services, Inc., the parent company of the distributor of certain series in the Trust.

      The following table provides information regarding shares of the Fund and other portfolios of the Trust owned by each Trustee as of December 31, 2005.

--------------------------------------------------------------------------------
                                                    Aggregate Dollar Range of
         Trustee             Dollar Range of Fund   Shares of All Funds Within
                                    Shares                  the Trust*
--------------------------------------------------------------------------------
Gary E. Hippenstiel                  None                      None
--------------------------------------------------------------------------------
Ronald Tritschler                    None                      None
--------------------------------------------------------------------------------
Stephen Little                       None                      None
--------------------------------------------------------------------------------
Daniel Condon                        None                      None
--------------------------------------------------------------------------------
*     The Trust currently consists of 34 series.

      Set forth below are estimates of the annual compensation to be paid to the Trustees and officers by each series in the Trust on an individual basis and by the Trust on an aggregate basis. Trustees' and officers' fees and expenses are Trust expenses and each series incurs its expenses at the same rate.

===================================================================================================================================
                                              Aggregate             Pension or         Estimated Annual      Total Compensation
                                            Compensation       Retirement Benefits      Benefits Upon            from Trust*
         Independent Trustees               from the Fund       Accrued As Part of        Retirement
                                                                  Fund Expenses
-----------------------------------------------------------------------------------------------------------------------------------
Gary E. Hippenstiel, Trustee and               $ 1,324                  $0                    $0                   $45,000
Chairman of the Audit Committee
-----------------------------------------------------------------------------------------------------------------------------------
Stephen A. Little, Chairman of the             $1,324                   $0                    $0                   $45,000
Board
-----------------------------------------------------------------------------------------------------------------------------------
Daniel Condon, Trustee                         $1,029                   $0                    $0                   $35,000
===================================================================================================================================
Non-Independent Trustees and Officers         Aggregate             Pension or         Estimated Annual      Total Compensation
                                            Compensation       Retirement Benefits      Benefits Upon            from Trust*
                                            from the Fund       Accrued As Part of        Retirement
                                                                  Fund Expenses
-----------------------------------------------------------------------------------------------------------------------------------
Ronald C. Tritschler, Trustee                  $1,029                   $0                    $0                   $35,000
-----------------------------------------------------------------------------------------------------------------------------------
Anthony Ghoston, President and CEO               $0                     $0                    $0                     $0
===================================================================================================================================
Freddie Jacobs, CFO and Treasurer                $0                     $0                    $0                     $0
===================================================================================================================================
Lynn Wood, Chief Compliance Officer            $4,265                   $0                    $0                  $145,000
Heather Barnes, Secretary                        $0                     $0                    $0                     $0
===================================================================================================================================

*     The Trust currently consists of 34 series.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

      A principal shareholder is any person who owns (either of record or beneficially) 5% or more of the outstanding shares of the Fund. A control person is one who owns, either directly or indirectly, more than 25% of the voting securities of the Fund or acknowledges the existence of such control. As a controlling shareholder, each of these persons could control the outcome of any proposal submitted to the shareholders for approval, including changes to the Fund's fundamental policies or the terms of the management agreement with the Advisor. As of March 15, 2006, the following persons were considered to be either a control person or principal shareholder of the Fund:


--------------------------------------------------------------------------------
Name and Address                    % Ownership            Type of Ownership

--------------------------------------------------------------------------------
 Bear Stearns Securities Corp.      62.75%                 Beneficial
     1 Metrotech Center North
     Brooklyn, NY 11201

--------------------------------------------------------------------------------
 Wedbush Morgan Securities          9.16%                  Beneficial
     1000 Wilshire Blvd.
     Los Angeles, CA 90017

--------------------------------------------------------------------------------
 Pershing LLC                       7.06%                  Beneficial
     P.O. Box 2052
     Jersey City, NJ 07303

--------------------------------------------------------------------------------
 National Investor Services         5.59%                  Beneficial
     55 Water Street
     New York, NY 10041
--------------------------------------------------------------------------------

      As of March 15, 2006, the Trustees and officers of the Fund as a group beneficially owned less than 1% of the Fund.


PORTFOLIO TURNOVER

      Although the Fund generally will not invest for short-term trading purposes, portfolio securities may be sold without regard to the length of time they have been held when, in the opinion of the Advisor, investment considerations warrant such action. The Fund's portfolio turnover rate is a measure of the Fund's portfolio activity, and is calculated by dividing the lesser of purchases or sales of securities by the average value of the portfolio securities held during the period. A high rate of portfolio turnover (100% or more) generally leads to higher transaction costs and may result in a greater number of taxable transactions. The Fund's portfolio turnover rate for the initial fiscal year is expected to be less than 100%.

PORTFOLIO TRANSACTIONS AND BROKERAGE

      Subject to policies established by the Board of Trustees of the Trust, the Advisor is responsible for the Fund's portfolio decisions and the placing of the Fund's portfolio transactions. In placing portfolio transactions, the Advisor seeks the best qualitative execution for the Fund, taking into account such factors as price (including the applicable brokerage commission or dealer spread), the execution capability, financial responsibility and responsiveness of the broker or dealer and the brokerage and research services provided by the broker or dealer. The Advisor generally seeks favorable prices and commission rates that are reasonable in relation to the benefits received.

      The Advisor is specifically authorized to select brokers or dealers who also provide brokerage and research services to the Fund and/or the other accounts over which the Advisor exercises investment discretion and to pay such brokers or dealers a commission in excess of the commission another broker or dealer would charge if the Advisor determines in good faith that the commission is reasonable in relation to the value of the brokerage and research services provided. The determination may be viewed in terms of a particular transaction or the Advisor's overall responsibilities with respect to the Trust and to other accounts over which it exercises investment discretion.

      The research services and other information furnished by brokers through whom the Fund effects securities transactions may also be used by the Advisor in servicing all of its accounts. Similarly, research and information provided by brokers or dealers serving other clients may be useful to the Advisor in connection with its services to the Fund. Although research services and other information are useful to the Fund and the Advisor, it is not possible to place a dollar value on the research and other information received. It is the opinion of the Board of Trustees and the Advisor that the review and study of the research and other information will not reduce the overall cost to the Advisor of performing its duties to the Fund under the Agreement.

      Over-the-counter transactions will be placed either directly with principal market makers or with broker-dealers, if the same or a better price, including commissions and executions, is available. Fixed income securities are normally purchased directly from the issuer, an underwriter or a market maker. Purchases include a concession paid by the issuer to the underwriter and the purchase price paid to a market maker may include the spread between the bid and asked prices.

      The Trust, the Advisor and the Fund's Distributor have each adopted a Code of Ethics (the "Code") pursuant to Rule 17j-1 of the 1940 Act, and the Advisor's Code of Ethics also conforms to Rule 204A-1 under the Investment Advisers Act of 1940. The personnel subject to the Codes are permitted to invest in securities, including securities that may be purchased or held by the Fund. You may obtain a copy of the Codes from the Fund, free of charge, by calling Shareholder Services at 1-800-711-9164. You may also obtain copies of the Code from documents filed with SEC and available on the SEC's web site at www.sec.gov.

DISCLOSURE OF PORTFOLIO HOLDINGS

      The Fund is required to include a schedule of portfolio holdings in its annual and semi-annual reports to shareholders, which is sent to shareholders within 60 days of the end of the second and fourth fiscal quarters and filed with the SEC on Form N-CSR within 70 days of the end of the second and fourth fiscal quarters. The Fund also is required to file a schedule of portfolio holdings with the SEC on Form N-Q within 60 days of the end of the first and third fiscal quarters. The Fund must provide a copy of the schedule of portfolio holdings as filed with the SEC to any shareholder, upon request, free of charge. This policy is applied uniformly to all shareholders of the Fund without regard to the type of requesting shareholder (i.e., regardless of whether the shareholder is an individual or institutional investor).

      The Fund releases portfolio holdings to third party servicing agents on a daily basis in order for those parties to perform their duties on behalf of the Fund. These third party servicing agents include the Advisor, distributor, transfer agent, fund accounting agent, administrator and custodian. The Fund also may disclose portfolio holdings, as needed, to auditors, legal counsel, proxy voting services (if applicable), printers, pricing services, parties to merger and reorganization agreements and their agents, and prospective or newly hired investment advisors or sub-advisors. The lag between the date of the information and the date on which the information is disclosed will vary based on the identity of the party to whom the information is disclosed. For instance, the information may be provided to auditors within days of the end of an annual period, while the information may be given to legal counsel or prospective sub-advisors at any time. This information is disclosed to all such third parties under conditions of confidentiality. "Conditions of confidentiality" include (i) confidentiality clauses in written agreements, (ii) confidentiality implied by the nature of the relationship (e.g., attorney-client relationship),
(iii) confidentiality required by fiduciary or regulatory principals (e.g., custody relationships) or (iv) understandings or expectations between the parties that the information will be kept confidential. Third party servicing agents generally are subject to an independent obligation not to trade on confidential information under their code of ethics and/or as a result of common law precedents; however, the Fund does not require an independent confirmation from the third parties that they will not trade on the confidential information.

      Additionally, the Fund has ongoing arrangements to release portfolio holdings to Morningstar, Inc., Lipper, Inc., Bloomberg, Standard & Poor's, Thompson Financial and Vickers-Stock ("Rating Agencies") in order for those organizations to assign a rating or ranking to the Fund. In these instances, portfolio holdings will be supplied within approximately 25 days after the end of the month. The Rating Agencies may make the Fund's top portfolio holdings available on their websites and may make the Fund's complete portfolio holdings available to their subscribers for a fee. Neither the Fund, the Advisor nor any of their affiliates receive any portion of this fee. Information released to Rating Agencies is not released under conditions of confidentiality nor is it subject to prohibitions on trading based on the information. The Fund also will post its complete portfolio holdings on its website approximately 25 days after the end of the month. The information will remain posted on the website until replaced by the information for the succeeding month. If the Fund does not have a website or the website is for some reason inoperable, the information will be supplied to Rating Agencies no more frequently then quarterly and on a delayed basis.


      Except as described above, the Fund is prohibited from entering into any arrangements with any person to make available information about the Fund's portfolio holdings without the prior authorization of the Trust's Chief Compliance Officer ("CCO"). The Advisor must submit any proposed arrangement pursuant to which the Advisor intends to disclose the Fund's portfolio holdings to the CCO, which will review such arrangement to determine whether the arrangement is in the best interests of the Fund's shareholders. Additionally, the Advisor, and any affiliated persons of the Advisor, are prohibited from receiving compensation or other consideration, for themselves or on behalf of a Fund, as a result of disclosing the Fund's portfolio holdings. Finally, the Fund will not disclose portfolio holdings as described above to third parties that the Fund knows will use the information for personal securities transactions.


DISTRIBUTION PLAN

      The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act. The Plan was approved by a majority of the Board of Trustees of the Trust, including a majority of the Trustees who are not interested persons of the Trust or the Fund, and who have no direct or indirect financial interest in the operation of the Plan or in any other Rule 12b-1 agreement, cast in person at a meeting on March 14, 2005 called for the purpose of, among other things, voting on such Plan. The Trustees expect that the Plan will significantly enhance the Fund's ability to distribute its shares.

      The Fund's Plan provides that the Fund will pay its Advisor and/or any registered securities dealer, financial institution or any other person (a "Recipient") a shareholder servicing fee aggregating to 0.25% of the average daily net assets of the Fund in connection with the promotion and distribution of Fund shares or the provision of personal services to shareholders, including, but not necessarily limited to, advertising, compensation to underwriters, dealers and selling personnel, the printing and mailing of prospectuses to other than current Fund shareholders, the printing and mailing of sales literature and servicing shareholder accounts. The Fund and/or its Advisor may pay all or a portion of these fees to any Recipient who renders assistance in distributing or promoting the sale of shares, or who provides certain shareholder services, pursuant to a written agreement.

PROXY VOTING POLICY

      The Trust and the Advisor each have adopted proxy voting policies and procedures reasonably designed to ensure that proxies are voted in shareholders' best interests. As a brief summary, the Trust's policy delegates proxy voting to the Advisor, subject to the Advisor's proxy voting policy and the supervision of the Board of Trustees. The Trust's policy provides that, if a conflict of interest between the Advisor or its affiliates and the Fund arises with respect to any proxy, the Advisor must disclose the conflict to the Board of Trustees and vote the proxy in accordance with the Board's instructions. The Advisor's policy provides that generally the Advisor will vote with management for routine corporate proposals unless such a vote is not in the shareholders' best interests. Non-routine votes are reviewed on a case-by-case basis.

      You may obtain a copy of the Trust's and the Advisor's proxy voting policy by calling Shareholder Services at 1-800-711-9164 to request a copy from the Chief Compliance Officer of the Trust, or by writing to Unified Fund Services, Inc., the Fund's transfer agent, at 431 N. Pennsylvania Street, Indianapolis, IN 46204, Attn: Unified Series Trust Chief Compliance Officer. A copy of the policies will be mailed to you within three days of receipt of your request. You also may obtain a copy from Fund documents filed with the SEC and available on the SEC's web site at www.sec.gov. A copy of the votes cast by the Fund with respect to portfolio securities for each year ended June 30th, will be filed by the Fund with the SEC on Form N-PX. The Fund's proxy voting record will be available to shareholders free of charge upon request by calling or writing the Fund as described above or from the SEC's web site.

DETERMINATION OF NET ASSET VALUE

      The net asset value of the shares of the Fund is determined at the close of trading (normally 4:00 p.m., Eastern time) on each day the Trust is open for business and on any other day on which there is sufficient trading in the Fund's securities to materially affect the net asset value. The Trust is open for business on every day on which the New York Stock Exchange is open for trading. The NYSE is closed on Saturdays, Sundays and the following holidays: New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

      Equity securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Advisor believes such prices accurately reflect the fair market value of such securities. Securities that are traded on any stock exchange are generally valued by the pricing service at the last quoted sale price. Lacking a last sale price, an exchange traded security is generally valued by the pricing service at its last bid price. Securities traded in the NASDAQ over-the-counter market are generally valued by the pricing service at the NASDAQ Official Closing Price. When market quotations are not readily available, when the Advisor determines that the market quotation or the price provided by the pricing service does not accurately reflect the current market value or when restricted or illiquid securities are being valued, such securities are valued as determined in good faith by the Advisor subject to guidelines approved by the Board of Trustees. The Board of Trustees annually approves the pricing service used by the Fund's fund accounting agent. Manually priced securities held by the Fund (if any) are reviewed by the Board of Trustees on a quarterly basis.

      Fixed income securities are valued by a pricing service when the Advisor believes such prices are accurate and reflect the fair market value of such securities. If the Advisor decides that a price provided by the pricing service does not accurately reflect the fair market value of the securities, when prices are not readily available from a pricing service, or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Advisor. Short-term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation.

REDEMPTION IN-KIND

      The Fund does not intend to redeem shares in any form except cash. However, if the amount you are redeeming is over the lesser of $250,000 or 1% of the Fund's net asset value, pursuant to an election under Rule 18f-1 of the 1940 Act filed by the Trust on behalf of each of its series, the Fund has the right to redeem your shares by giving you the amount that exceeds the lesser of $250,000 or 1% of the Fund's net asset value in securities instead of cash. In the event that an in-kind distribution is made, a shareholder may incur additional expenses, such as the payment of brokerage commissions, on the sale or other disposition of the securities received from the Fund.

STATUS AND TAXATION OF THE FUND

      The Fund was organized as a series of a business trust, but intends to qualify for treatment as a regulated investment company (a "RIC") under the Internal Revenue Code of 1986, as amended (the "Code") in each taxable year. There can be no assurance that it actually will so qualify. If the Fund qualifies as a RIC, its dividend and capital gain distributions generally are subject only to a single level of taxation, to the shareholders. This differs from distributions of a regular business corporation which, in general, are taxed first as taxable income of the distributing corporation, and then again as dividend income of the shareholder.

      If the Fund does qualify as a RIC but (in a particular tax year) distributes less than 98% of its ordinary income and its capital gain net income (as the Code defines each such term), the Fund is subject to an excise tax. The excise tax, if applicable, is 4% of the excess of the amount required to have been distributed over the amount actually distributed for the applicable year. If the Fund does not qualify as a RIC, its income will be subject to taxation as a regular business corporation, without reduction by dividends paid to shareholders of the Fund.

      To continue to qualify for treatment as a RIC under Subchapter M of the Code, the Fund must, among other requirements:

o Derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies, and certain other income (including gains from options, futures, or forward contracts derived with respect to the RIC's business of investing in stock securities, or foreign currencies) (the "Income Requirement");

o     Diversify its investments in securities within certain statutory limits;
      and

o Distribute annually to its shareholders at least 90% of its investment company taxable income (generally, taxable net investment income less net capital gain) (the "Distribution Requirement").

      The Fund may acquire zero coupon or other securities issued with original issue discount (including pay-in-kind securities). If it does so, the Fund will have to include in its income its share of the original issue discount that accrues on the securities during the taxable year, even if the Fund receives no corresponding payment on the securities during the year. Because the Fund annually must distribute (a) 98% of its ordinary income in order to avoid imposition of a 4% excise tax, and (b) 90% of its investment company taxable income, including any original issue discount, to satisfy the Distribution Requirement, the Fund may be required in a particular year to distribute as a dividend an amount that is greater than the total amount of cash it actually receives. Those distributions would be made from the Fund's cash assets, if any, or from the sales of portfolio securities, if necessary. The Fund might realize capital gains or losses from any such sales, which would increase or decrease the Fund's investment company taxable income and/or net capital gain (the excess of net long-term capital gain over net short-term capital loss).

      Hedging strategies, to reduce risk in various ways, are subject to complex rules that determine for federal income tax purposes, the character and time for recognition of gains and losses the Fund realizes in connection with the hedge. The Fund's income from options, futures, and forward contracts, in each case derived with respect to its business of investing in stock, securities, or foreign currencies, should qualify as allowable income for the Fund under the Income Requirement.

      Fund distributions received by your qualified retirement plan, such as a 401(k) plan or IRA, are generally tax-deferred; this means that you are not required to report Fund distributions on your income tax return when paid to your plan, but, rather, when your plan makes payments to you or your beneficiary. Special rules apply to payouts from Roth and Education IRAs.

      The portion of the dividends the Fund pays that does not exceed the aggregate dividends it receives from U.S. corporations will be eligible for the dividends received deduction allowed to corporations; however, dividends received by a corporate shareholder and deducted by it pursuant to the dividends received deduction are subject indirectly to the federal alternative minimum tax.

      If you are a non-retirement plan holder, the Fund will send you a Form 1099 each year that tells you the amount of distributions you received for the prior calendar year, the tax status of those distributions, and a list of reportable sale transactions. Generally, the Fund's distributions are taxable to you in the year you received them. However, any dividends that are declared in October, November or December but paid in January are taxable as if received in December of the year they are declared. Investors should be careful to consider the tax consequences of buying shares shortly before a distribution. The price of shares purchased at that time may reflect the amount of the anticipated distribution. However, any such distribution will be taxable to the purchaser of the shares and may result in a decline in the share value by the amount of the distribution.

      If shares of the Fund are sold at a loss after being held by a shareholder for six months or less, the loss will be treated as long-term, instead of a short-term, capital loss to the extent of any capital gain distributions received on such shares.

      The foregoing is only a summary of some of the important federal income tax considerations affecting the Fund and its shareholders and is not intended as a substitute for careful tax planning. Accordingly, prospective investors should consult their own tax advisors for more detailed information regarding the above and for information regarding federal, state, local and foreign taxes.

CUSTODIAN

      Huntington National Bank, 41 South High Street, Columbus, Ohio 43215, is custodian of the Fund's investments. The custodian acts as the Fund's depository, safekeeps its portfolio securities, collects all income and other payments with respect thereto, disburses funds at the Fund's request and maintains records in connection with its duties.

FUND SERVICES

      Unified Fund Services, Inc. ("Unified"), 431 North Pennsylvania Street, Indianapolis, Indiana 46204, acts as the Fund's transfer agent, administrator, fund accountant and dividend disbursing agent. A Trustee and the officers of the Trust are members of management and/or employees of Unified and/or shareholders of Unified Financial Services, Inc., the parent company of Unified ("UFS"). Unified maintains the records of each shareholder's account, answers shareholders' inquiries concerning their accounts, processes purchases and redemptions of the Fund's shares, acts as dividend and distribution disbursing agent and performs other transfer agent and shareholder service functions. Unified receives a monthly fee from the Fund of $1.25 per shareholder (subject to a minimum monthly fee of $1,250) for these transfer agency services.

      In addition, Unified provides the Fund with fund accounting services, which includes certain monthly reports, record keeping and other management-related services. For its services as fund accountant, Unified receives an annual fee from the Fund equal to 0.050% of the Fund's assets up to $50 million, 0.040% of the Fund's assets from $50 million to $100 million, 0.030% of the Fund's assets from $100 million to $150 million, and 0.020% over $150 million (subject to various monthly minimum fees, the maximum being $1,667 per month for assets up to $50 million).

      Unified also provides the Fund with administrative services, including all regulatory reporting and necessary office equipment, personnel and facilities. Unified receives a monthly fee from the Fund equal to an annual rate of 0.100% of the Fund's assets under $50 million, 0.070% of the Fund's assets from $50 million to $100 million, 0.050% of the Fund's assets from $100 million to $150 million, and 0.030% over $150 million (subject to a minimum fee of $2,500 per month).


INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

      Cohen McCurdy, Ltd. ("Cohen"), 800 Westpoint Parkway, Suite 1100, Westlake, Ohio 44145, has been selected as independent registered public accounting firm for the fiscal year ending April 30, 2006. Cohen performs an annual audit of the Fund's financial statements and provides financial, tax and accounting consulting services as requested.


DISTRIBUTOR

      Unified Financial Securities, Inc., 431 North Pennsylvania Street, Indianapolis, Indiana 46204 (the "Distributor"), is the exclusive agent for distribution of shares of the Fund. A Trustee and certain officers of the Trust are shareholders of UFS, and may be deemed to be affiliates of, the Distributor. The Distributor is obligated to sell the shares of the Fund on a best efforts basis only against purchase orders for the shares. Shares of the Fund are offered to the public on a continuous basis. The Distributor and Unified are controlled by Unified Financial Services, Inc.

FINANCIAL STATEMENTS

      The Fund recently commenced operations and, as a result, has no financial statements.

                           MARCO TARGETED RETURN FUND

                       STATEMENT OF ADDITIONAL INFORMATION


                                 March 31, 2006

      This Statement of Additional Information ("SAI") is not a prospectus. It should be read in conjunction with the Prospectus of Marco Targeted Return Fund (the "Fund") dated March 31, 2006. A free copy of the Prospectus can be obtained by writing the transfer agent at Unified Fund Services, Inc., 431 North Pennsylvania Street, Indianapolis, Indiana 46204, or by calling Shareholder Services at (800) 440-9341.


                                TABLE OF CONTENTS

                                                                            PAGE


DESCRIPTION OF THE TRUST AND FUND..............................................2

ADDITIONAL INFORMATION ABOUT FUND INVESTMENTS AND RISK CONSIDERATIONS..........3

INVESTMENT LIMITATIONS.........................................................5

INVESTMENT ADVISOR.............................................................7

TRUSTEES AND OFFICERS.........................................................10

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES...........................13

PORTFOLIO TRANSACTIONS AND BROKERAGE..........................................13

DISCLOSURE OF PORTFOLIO HOLDINGS..............................................15

DETERMINATION OF NET ASSET VALUE..............................................16

REDEMPTION IN-KIND............................................................17

STATUS AND TAXATION OF THE FUND...............................................17

CUSTODIAN.....................................................................19

FUND SERVICES.................................................................19

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.................................20

DISTRIBUTOR...................................................................20

PROXY VOTING POLICY...........................................................20

FINANCIAL STATEMENTS..........................................................21

DESCRIPTION OF THE TRUST AND FUND


      Marco Targeted Return Fund (the "Fund") was organized as a diversified series of Unified Series Trust (the "Trust") on December 13, 2004. The Trust is an open-end investment company established under the laws of Ohio by an Agreement and Declaration of Trust dated October 17, 2002 (the "Trust Agreement"). The Trust Agreement permits the Trustees to issue an unlimited number of shares of beneficial interest of separate series without par value. The Fund is one of a series of funds currently authorized by the Trustees. The Fund commenced investment operations on December 22, 2004. The investment advisor to the Fund is Marco Investment Management, LLC (the "Advisor").


      Each share of the Fund represents an equal proportionate interest in the assets and liabilities belonging to the Fund and is entitled to such dividends and distributions out of income belonging to the Fund as are declared by the Trustees. Each share has the same voting and other rights and preferences as any other share of any series of the Trust for matters that affect the Trust as a whole. The Fund may offer additional classes of shares in the future.

      The Fund does not issue share certificates. All shares are held in non-certificate form registered on the books of the Fund and the Fund's transfer agent for the account of the shareholder. The shares do not have cumulative voting rights or any preemptive or conversion rights, and the Trustees have the authority from time to time to divide or combine the shares of any series into a greater or lesser number of shares of that series so long as the proportionate beneficial interest in the assets belonging to that series and the rights of shares of any other series are in no way affected. In case of any liquidation of a series, the holders of shares of the series being liquidated will be entitled to receive as a class a distribution out of the assets, net of the liabilities, belonging to that series. Expenses attributable to any series are borne by that series. Any general expenses of the Trust not readily identifiable as belonging to a particular series are allocated by or under the direction of the Trustees in such manner as the Trustees determine to be fair and equitable. No shareholder is liable for further calls or to assessment by the Trust without his or her express consent.


      Any Trustee of the Trust may be removed by vote of the shareholders holding not less than two-thirds of the outstanding shares of the Trust. The Trust does not hold an annual meeting of shareholders. When matters are submitted to shareholders for a vote, each shareholder is entitled to one vote for each whole share he owns and fractional votes for fractional shares he owns. All shares of the Fund have equal liquidation rights. The Trust Agreement can be amended by the Trustees, except that any amendment that adversely affects the rights of shareholders must be approved by the shareholders affected. All shares of the Fund are subject to involuntary redemption if the Trustees determine to liquidate the Fund. An involuntary redemption will create a capital gain or a capital loss, which may have tax consequences about which you should consult your tax advisor.


      For information concerning the purchase and redemption of shares of the Fund, see "How to Buy Shares" and "How to Redeem Shares" in the Fund's Prospectus. For a description of the methods used to determine the share price and value of the Fund's assets, see "Determination of Net Asset Value" in the Fund's Prospectus and this SAI.

      The Fund has authorized one or more brokers to receive on its behalf purchase and redemption orders. Such brokers are authorized to designate other intermediaries to receive purchase and redemption orders on the Fund's behalf. The Fund will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker's authorized designee, receives the order.

      Customer orders will be priced at the Fund's net asset value next computed after they are received by an authorized broker or the broker's authorized designee and accepted by the Fund. The performance of the Fund may be compared in publications to the performance of various indices and investments for which reliable performance data is available. The performance of the Fund may be compared in publications to averages, performance rankings, or other information prepared by recognized mutual fund statistical services. The Fund's initial annual report will contain additional performance information and will be made available to investors upon request and without charge.

ADDITIONAL INFORMATION ABOUT FUND INVESTMENTS AND RISK CONSIDERATIONS

      This section contains additional information regarding some of the investments the Fund may make and some of the techniques it may use.

      A. Equity Securities - The Fund will invest primarily in the common stocks of large capitalization companies, although the Fund may also invest in other forms of equity securities including preferred stock, trust or limited partnership interests, rights and warrants to subscribe to or purchase such securities, sponsored or unsponsored American Depository Receipts ("ADRs"), and convertible securities consisting of debt securities or preferred stock that may be converted into common stock or that carry the right to purchase common stock.

            Common stocks represent an equity (ownership) interest in a corporation. Preferred stock has a preference in liquidation (and, generally dividends) over common stock but is subordinated in liquidation to debt. As a general rule the market value of preferred stocks with fixed dividend rates and no conversion rights varies inversely with interest rates and perceived credit risk, with the price determined by the dividend rate. Some preferred stocks are convertible into other securities, (for example, common stock) at a fixed price and ratio or upon the occurrence of certain events. The market price of convertible preferred stocks generally reflects an element of conversion value. Because many preferred stocks lack a fixed maturity date, these securities generally fluctuate substantially in value when interest rates change; such fluctuations often exceed those of long-term bonds of the same issuer. Some preferred stocks pay an adjustable dividend that may be based on an index, formula, auction procedure or other dividend rate reset mechanism. In the absence of credit deterioration, adjustable rate preferred stocks tend to have more stable market values than fixed rate preferred stocks. All preferred stocks are also subject to the same types of credit risks of the issuer as corporate bonds.

            Warrants are instruments that entitle the holder to buy underlying equity securities at a specific price for a specific period of time. A warrant tends to be more volatile than its underlying securities and ceases to have value if it is not exercised prior to its expiration date. In addition, changes in the value of a warrant do not necessarily correspond to changes in the value of its underlying securities.

      B. Options - The Fund may sell covered call options on equity securities held in the Fund's portfolio in an attempt to target a particular rate of return. The Fund will not write options on securities that it does not hold in its portfolio. The advisor may use the sale of call options as additional tools for participating in upward price movements or hedging against downward movements.

            The Fund will sell a call option only if the obligation taken on by the sale of the call is "covered," that is, the Fund owns the underlying security. When the Fund writes a covered call option, it will receive a premium, but it will give up the opportunity to profit from a price increase in the underlying security above the exercise price as long as its obligation as a writer continues, and it will retain the risk of loss should the price of the security decline. Other risks associated with writing covered call options include the possible inability to effect closing transactions at favorable prices and an appreciation limit on the securities set aside for settlement. When used for hedging purposes, an imperfect correlation between the price movements of the price set by the option and that of the underlying security sought to be hedged may prevent the Fund from achieving the intended hedging effect or expose the Fund to the risk of loss. Specific market movements can not be predicted with certainty. The Fund's obligations on an option will terminate when the holder exercises the option, the option expires or, prior to the expiration date, the Fund closes out its position by purchasing the option at the current market value.


      C. American Depository Receipts - American Depository Receipts are dollar-denominated receipts that are generally issued in registered form by domestic banks, and represent the deposit with the bank of a security of a foreign issuer. ADRs are certificates evidencing ownership of shares of the foreign-based issuer held in trust by the bank or similar financial institution. Designed for use in U.S. securities markets, ADRs are alternatives to the purchase of the underlying securities in their national markets and currencies. ADRs are subject to the same risks as the foreign securities to which they relate. To the extent that the Fund invests in foreign securities, such investments may be subject to special risks. For example, there may be less information publicly available about a foreign company than about a U.S. company, and foreign companies are not generally subject to accounting, auditing and financial reporting standards and practices comparable to those in the U.S. Other risks associated with investments in foreign securities include changes in restrictions on foreign currency transactions and rates of exchanges, changes in the administrations or economic and monetary policies of foreign governments, the imposition of exchange control regulations, the possibility of expropriation decrees and other adverse foreign governmental action, the imposition of foreign taxes, less liquid markets, less government supervision of exchanges, brokers and issuers, difficulty in enforcing contractual obligations, delays in settlement of securities transactions and greater price volatility. In addition, investing in foreign securities will generally result in higher commissions than investing in similar domestic securities.


      D. Convertible Securities - A convertible security may be preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive the dividend generally paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Convertible securities have several unique investment characteristics, including (a) a lesser degree of fluctuation in value than the underlying stock since they have fixed income characteristics, and (b) the potential for capital appreciation if the market price of the underlying common stock increases. A convertible security might be subject to redemption at the option of the issuer at a price established in the convertible security's governing instrument. If a convertible security held by the Fund is called for redemption, the Fund may be required to permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party.

      E. Exchange-Traded Funds - The Fund may invest in the securities of other investment companies, primarily exchange-traded funds ("ETFs") (also called underlying funds). When the Fund invests in ETFs, it will indirectly bear its proportionate share of any fees and expenses payable directly by the investment company. In connection with its investments in other investment companies, the Fund will incur higher expenses, many of which may be duplicative.

            Popular ETFs include iShares, SPDRs, DIAMONDS and QQQQs. SPDRs are S&P Depository Receipts that represent ownership in the SPDR Trust, a unit investment trust that holds a portfolio of securities that closely tracks the price performance and dividend yield of the S&P 500 Composite Price Index. SPDRs trade on the American Stock Exchange under the symbol SPY. DIAMONDS represent ownership in the DIAMONDS Trust, a unit investment trust that serves as an index to the Dow Jones Industrial Average (the "Dow") in that its holding consists of the 30 component stocks of the Dow. DIAMONDS trade on the American Stock Exchange under the symbol DIA. QQQQs (NASDAQ-100 Index Tracking Stock) represent ownership in the NASDAQ-100 Trust, a unit investment trust that attempts to closely track the price and yield performance of the NASDAQ 100 Index by holding shares of all the companies in the Index. QQQQs trade on the American Stock Exchange under the symbol QQQQ. Exchange-traded products also include iShares, HOLDRs, Fidelity Select Portfolios, Select Sector SPDRs, Fortune e-50, Fortune 500, streetTRACKS and VIPERs.


INVESTMENT LIMITATIONS

      A. Fundamental. The investment limitations described below have been adopted by the Trust with respect to the Fund and are fundamental ("Fundamental"), i.e., they may not be changed without the affirmative vote of a majority of the outstanding shares of the Fund. As used in the Prospectus and this SAI, the term "majority of the outstanding shares" of the Fund means the lesser of (1) 67% or more of the outstanding shares of the Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented at such meeting; or (2) more than 50% of the outstanding shares of the Fund. Other investment practices which may be changed by the Board of Trustees without the approval of shareholders to the extent permitted by applicable law, regulation or regulatory policy are considered non-fundamental ("Non-Fundamental").

            1. Borrowing Money. The Fund will not borrow money, except (a) from a bank, provided that immediately after such borrowing there is an asset coverage of 300% for all borrowings of the Fund; or (b) from a bank or other persons for temporary purposes only, provided that such temporary borrowings are in an amount not exceeding 5% of the Fund's total assets at the time when the borrowing is made. This limitation does not preclude the Fund from entering into reverse repurchase transactions, provided that the Fund has asset coverage of 300% for all borrowings and repurchase commitments of the Fund pursuant to reverse repurchase transactions.

            2. Senior Securities. The Fund will not issue senior securities. This limitation is not applicable to activities that may be deemed to involve the issuance or sale of a senior security by the Fund, provided that the Fund's engagement in such activities is consistent with or permitted by the 1940 Act, the rules and regulations promulgated thereunder or interpretations of the SEC or its staff.

            3. Underwriting. The Fund will not act as underwriter of securities issued by other persons. This limitation is not applicable to the extent that, in connection with the disposition of portfolio securities (including restricted securities), the Fund may be deemed an underwriter under certain federal securities laws.

            4. Real Estate. The Fund will not purchase or sell real estate. This limitation is not applicable to investments in marketable securities which are secured by or represent interests in real estate. This limitation does not preclude the Fund from investing in mortgage-related securities or investing in companies engaged in the real estate business or that have a significant portion of their assets in real estate (including real estate investment trusts).

            5. Commodities. The Fund will not purchase or sell commodities unless acquired as a result of ownership of securities or other investments. This limitation does not preclude the Fund from purchasing or selling options or futures contracts, from investing in securities or other instruments backed by commodities or from investing in companies which are engaged in a commodities business or have a significant portion of their assets in commodities.

            6. Loans. The Fund will not make loans to other persons, except (a) by loaning portfolio securities, (b) by engaging in repurchase agreements, or
(c) by purchasing nonpublicly offered debt securities. For purposes of this limitation, the term "loans" shall not include the purchase of a portion of an issue of publicly distributed bonds, debentures or other securities.

            7. Concentration. The Fund will not invest more than 25% of its total assets in any particular industry. This limitation is not applicable to investments in obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities or repurchase agreements with respect thereto.

            8. Diversification. With respect to 75% of its total assets, the Fund will not purchase securities issued by any one issuer (other than cash, cash items, or securities issued or guaranteed by the government of the United States or its agencies or instrumentalities) if, as a result at the time of such purchase, more than 5% of the value of the Fund's total assets would be invested in the securities of that issuer, or if it would own more than 10% of the outstanding voting securities of that issuer.

      With respect to the percentages adopted by the Trust as maximum limitations on its investment policies and limitations, an excess above the fixed percentage will not be a violation of the policy or limitation unless the excess results immediately and directly from the acquisition of any security or the action taken. This paragraph does not apply to the borrowing policy set forth in paragraph 1 above.

      Notwithstanding any of the foregoing limitations, any investment company, whether organized as a trust, association or corporation, or a personal holding company, may be merged or consolidated with or acquired by the Trust, provided that if such merger, consolidation or acquisition results in an investment in the securities of any issuer prohibited by said paragraphs, the Trust shall, within ninety days after the consummation of such merger, consolidation or acquisition, dispose of all of the securities of such issuer so acquired or such portion thereof as shall bring the total investment therein within the limitations imposed by said paragraphs above as of the date of consummation.

      B. Non-Fundamental. The following limitations have been adopted by the Trust with respect to the Fund and are Non-Fundamental (see "Investment Limitations - Fundamental" above).

            1. Pledging. The Fund will not mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any assets of the Fund except as may be necessary in connection with borrowings described in limitation (1) above. Margin deposits, security interests, liens and collateral arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investments and techniques are not deemed to be a mortgage, pledge or hypothecation of assets for purposes of this limitation.

            2. Borrowing. The Fund will not purchase any security while borrowings (including reverse repurchase agreements) representing more than 5% of its total assets are outstanding.

            3. Margin Purchases. The Fund will not purchase securities or evidences of interest thereon on "margin." This limitation is not applicable to short-term credit obtained by the Fund for the clearance of purchases and sales or redemption of securities, or to arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investments and techniques.

            4. Short Sales. The Fund will not effect short sales of securities except as described in the Prospectus or this SAI.

            5. Options. The Fund will not purchase or sell puts, calls, options or straddles except as described in the Prospectus or this SAI.

            6. Illiquid Securities. The Fund will not purchase illiquid securities which cannot be sold in the ordinary course of business or due to contractual or legal restrictions on resale.

            7. Loans of Portfolio Securities. The Fund will not make loans of portfolio securities.

INVESTMENT ADVISOR

      The Fund's Advisor is Marco Investment Management, LLC, 300 Atlanta Financial Center, 3343 Peachtree Road, NE, Atlanta, GA 30326. The investment decisions for the Fund are made by portfolio managers Steven S. Marco, Kenneth
M. Ezell and Steven W. Fisher. The Advisor is 100% employee-owned.

      Under the terms of the management agreement (the "Agreement"), the Advisor manages the Fund's investments subject to approval of the Board of Trustees. As compensation for its management services, the Fund is obligated to pay the Advisor a fee computed and accrued daily and paid monthly at an annual rate of 1.00% of the average daily net assets of the Fund. The Advisor contractually has agreed to waive its fee and, to the extent necessary, reimburse Fund expenses to maintain the Fund's total annual operating expenses, excluding any brokerage fees and commissions, 12b-1 fees, borrowing costs (such as interest and dividend expenses on securities sold short), taxes and extraordinary expenses, at 1.50% of its average daily net assets for the fiscal year ending November 30, 2006.



      The following table describes the advisory fees paid to the Advisor by the Fund during the last fiscal period:

    -------------------------------------------------------------------------------------------------------------
              Fiscal Year Ended             Advisory Fees             Total Fees         Net Advisory Fees Paid
                                               Accrued            Reimbursed and/or
                                                                        Waived
    -------------------------------------------------------------------------------------------------------------
             November 30, 2005*                $35,439                 $127,270                    $0
    -------------------------------------------------------------------------------------------------------------

      * For the period December 22, 2004 (commencement of operations) through November 30, 2005


      The Advisor retains the right to use the name "Marco" in connection with another investment company or business enterprise with which the Advisor is or may become associated. The Trust's right to use the name "Marco" automatically ceases 90 days after termination of the Agreement and may be withdrawn by the Advisor on 90 days written notice.

      The Advisor may make payments to banks or other financial institutions that provide shareholder services and administer shareholder accounts. If a bank or other financial institution were prohibited from continuing to perform all or a part of such services, management of the Fund believes that there would be no material impact on the Fund or its shareholders. Banks and other financial institutions may charge their customers fees for offering these services to the extent permitted by applicable regulatory authorities, and the overall return to those shareholders availing themselves of the bank services will be lower than to those shareholders who do not. The Fund may from time to time purchase securities issued by banks and other financial institutions which provide such services; however, in selecting investments for the Fund, no preference will be shown for such securities.


      A discussion regarding the factors considered by the Board of Trustees in approving the Agreement is included in the Fund's annual or semi-annual report, as applicable.


Portfolio Managers

      The Advisor's investment committee is responsible for making investment decisions for the Fund. Steven Marco, Kenneth M. Ezell and Steven W. Fisher serve on the investment committee (each a "Portfolio Manager"). As of November 30, 2005, the Portfolio Managers were responsible for managing the following types of other accounts in addition to the Fund:


------------------------ ------------------------- ---------------------- ----------------------- -----------------------
                                                                          Number of Accounts by   Total Assets By
Portfolio Manager        Number of Accounts by     Total Assets By        Type Subject to a       Account Type Subject
                         Account Type              Account Type           Performance Fee         to a Performance Fee
------------------------ ------------------------- ---------------------- ----------------------- -----------------------
Steven Marco             Registered Investment     Registered             Registered Investment   Registered Investment
                         Companies:  0             Investment             Companies:  N/A         Companies:  N/A
                                                   Companies:  $0
                         Pooled Investment                                Pooled Investment       Pooled Investment
                         Vehicles:  0              Pooled Investment      Vehicles:  0            Vehicles:  0
                                                   Vehicles:  0
                         Other Accounts:  50                              Other Accounts:  __     Other Accounts: __
                                                   Other Accounts: 445
                                                   million
------------------------ ------------------------- ---------------------- ----------------------- -----------------------
                         Registered Investment     Registered             Registered Investment   Registered Investment
                         Companies:  0             Investment             Companies:  N/A         Companies:  N/A
                                                   Companies:  $0
                         Pooled Investment                                Pooled Investment       Pooled Investment
                         Vehicles:  0              Pooled Investment      Vehicles:  N/A          Vehicles:  N/A
Steven W. Fisher                                   Vehicles:  N/A
                         Other Accounts:  25                              Other Accounts: 0       Other Accounts: N/A
                                                   Other Accounts: $88
                                                   million
------------------------ ------------------------- ---------------------- ----------------------- -----------------------
                         Registered Investment     Registered             Registered Investment   Registered Investment
                         Companies:  0             Investment             Companies:  N/A         Companies:  N/A
                                                   Companies:  $0
                         Pooled Investment                                Pooled Investment       Pooled Investment
Kenneth Ezell            Vehicles:  0              Pooled Investment      Vehicles:  0            Vehicles:  0
                                                   Vehicles:  0
                         Other Accounts:  40                              Other Accounts:  0      Other Accounts:  N/A
                                                   Other Accounts: $265
                                                   million
------------------------ ------------------------- ---------------------- ----------------------- -----------------------

      Each Portfolio Manager is compensated by the Advisor. For the fiscal period ended November 30, 2005, each Portfolio Manager's compensation received a base salary. In addition Mr. Fisher and Ezell received a discretionary bonus determined by Advisor's principal based on their overall contribution to firm success. As Advisor's principal, Mr. Marco receives a share of Advisor's net annual profits.

      As described above, each Portfolio Manager provides investment advisory and other services to clients other than the Fund. In addition, each Portfolio Manager may carry on investment activities for his own account(s) and/or the accounts of family members. The Fund has no interest in these activities. As a result of the foregoing, each Portfolio Manager is engaged in substantial activities other than on behalf of the Fund, and may have differing economic interests in respect of such activities and may have conflicts of interest in allocating investment opportunities. For example, the Portfolio Managers may manage such other accounts on terms that are more favorable than the terms on which the Advisor manages the Fund, such as in cases where the Advisor receives higher fees from the other accounts than the management fee received from the Fund.

      There may be circumstances under which a Portfolio Manager will cause one or more other accounts to commit a larger percentage of their assets to an investment opportunity than the percentage of the Fund's assets that the Portfolio Manager commits to such investment. There also may be circumstances under which a Portfolio Manager purchases or sells an investment for the other accounts and does not purchase or sell the same investment for the Fund, or purchases or sells an investment for the Fund and does not purchase or sell the same investment for the other accounts.

      It is the Advisor's policy that investment decisions for all accounts managed by a Portfolio Manager shall be made based on a consideration of the Fund's or the clients' respective investment objectives and policies, and other needs and requirements affecting the accounts and, that investment transactions and opportunities be allocated fairly among the Fund and other client accounts.


      As of November 30, 2005, the Portfolio Managers' ownership of the Fund was as follows:


      ---------------------------------------------------------------------
      Portfolio Manager                       Dollar Range of Fund Shares
      ---------------------------------------------------------------------
      Steven Marco                            $100,001 to $500,000
      ---------------------------------------------------------------------
      Ken Ezell                               $0 to $10,000
      ---------------------------------------------------------------------
      Steven Fisher                           $10,001 to $50,000
      ---------------------------------------------------------------------

TRUSTEES AND OFFICERS

      The Board of Trustees supervises the business activities of the Trust. Each Trustee serves as a trustee until termination of the Trust unless the Trustee dies, resigns, retires, or is removed.

      The following table provides information regarding the Trustees who are not interested persons of the Trust (each an "Independent Trustee" and collectively, the "Independent Trustees").


----------------------------------------------------- ----------------------------------------------------------------
Name, Address*, (Date of Birth), Position with        Principal Occupation During Past 5 Years
Trust,** and Term of Position                         and Other  Directorships
----------------------------------------------------- ----------------------------------------------------------------
Gary E. Hippenstiel (1947)                            Director, Vice President and Chief Investment Officer of
                                                      Legacy Trust Company, N.A. since 1992; Non-voting Chairman of
Independent Trustee, December 2002 to present         Investment Committee of WH Donner Foundation and WH Donner
                                                      Canadian Foundation since June 2005; Trustee of  AmeriPrime
                                                      Advisors Trust from July 2002 to November 2005; Trustee of
                                                      Access Variable Insurance Trust from April 2003 to August
                                                      2005; Trustee of AmeriPrime Funds from 1995 to July 2005;
                                                      Trustee of CCMI Funds from June 2003 to March 2005.
----------------------------------------------------- ----------------------------------------------------------------
Stephen A. Little (1946)                              President and founder of The Rose, Inc., a registered
                                                      investment advisor, since April 1993; Trustee of AmeriPrime
Chairman, December 2004 to present; Independent       Advisors Trust from November 2002 to November 2005; Trustee of
Trustee, December 2002 to present                     AmeriPrime Funds from December 2002 to July 2005; Trustee of
                                                      CCMI Funds from June 2003 to March 2005.
----------------------------------------------------- ----------------------------------------------------------------
Daniel J. Condon (1950)                               President of International Crankshaft Inc., an automotive
                                                      equipment manufacturing company, since 2004, Vice President
Independent Trustee, December 2002 to present         and General Manager from 1990 to 2003; Trustee of AmeriPrime
                                                      Advisors Trust from November 2002 to November 2005; Trustee of
                                                      The Unified Funds from 1994 to 2002; Trustee of Firstar Select
                                                      Funds, a REIT mutual fund, from 1997 to 2000; Trustee of
                                                      AmeriPrime Funds from December 2002 to July 2005; Trustee of
                                                      CCMI Funds from June 2003 to March 2005.
----------------------------------------------------- ----------------------------------------------------------------

*     The address for each trustee is 431 N. Pennsylvania St., Indianapolis, IN
      46204.
**    The Trust currently consists of 34 series.

      The Trust's audit committee consists of the Independent Trustees. The audit committee is responsible for overseeing the Fund's accounting and financial reporting policies and practices, its internal controls and, as appropriate, the internal controls of certain service providers; overseeing the quality and objectivity of the Fund's financial statements and the independent audit of the financial statements; and acting as a liaison between the Fund's independent auditors and the full Board of Trustees. The Audit Committee met six times during the year ended December 31, 2005.

      The following table provides information regarding each Trustee who is an "interested person" of the Trust, as defined in the 1940 Act, and each officer of the Trust.

----------------------------------------------------- ----------------------------------------------------------------
Name, Address*, (Date of Birth), Position with        Principal Occupation During Past 5 Years
Trust,** Term of Position with Trust                  and Other Directorships
----------------------------------------------------- ----------------------------------------------------------------
Ronald C. Tritschler (1952)***                        Chief Executive Officer, Director and Legal Counsel of The
                                                      Webb Companies, a national real estate company, since 2001,
Trustee, December 2002 to present                     Executive Vice President and Director from 1990 to 2000;
                                                      Director of First State Financial since 1998; Director, Vice
                                                      President and Legal Counsel of The Traxx Companies, an owner and operator of convenience stores, since 1989; Trustee of
                                                      AmeriPrime Advisors Trust from November 2002 to November 2005;
                                                      Trustee of AmeriPrime Funds from December 2002 to July 2005;
                                                      Trustee of CCMI Funds from June 2003 to March 2005.
----------------------------------------------------- ----------------------------------------------------------------
Anthony J. Ghoston (1959)                             President of Unified Fund Services, Inc., the Trust's
                                                      administrator, since June 2005, Executive Vice President from
President, July 2004 to present                       June 2004 to June 2005, Senior Vice President from April 2003 to June 2004; Senior Vice President and Chief Information
                                                      Officer of Unified Financial Services, Inc., the parent
                                                      company of the Trust's administrator and distributor, from
                                                      1997 to November 2004; President of AmeriPrime Advisors Trust
                                                      from July 2004 to November 2005; President of AmeriPrime Funds
                                                      from July 2004 to July 2005; President of CCMI Funds from July
                                                      2004 to March 2005.
----------------------------------------------------- ----------------------------------------------------------------
Freddie Jacobs, Jr., CPA (1970)                       Vice President of Unified Fund Services, Inc., the Trust's
                                                      administrator, since December 2003; Assistant Vice President
Chief Financial Officer and Treasurer, July 2005 to   of U.S. Bancorp Fund Services LLC from 2000 to December 2003,
present; Secretary, September 2004 to June 2005;      Trust Officer from 1998 to 2000; Chief Financial Officer and
Assistant Secretary, July 2005 to present             Treasurer of AmeriPrime Advisors Trust from July 2005 to
                                                      November 2005; Secretary of AmeriPrime Funds and AmeriPrime
                                                      Advisors Trust from September 2004 to June 2005; Secretary of
                                                      CCMI Funds from September 2004 to March 2005; Principal
                                                      Accounting Officer of Lindbergh Funds from February 2004 to
                                                      February 2005.
----------------------------------------------------- ----------------------------------------------------------------
Lynn E. Wood (1946)                                   Chief Compliance Officer of AmeriPrime Advisors Trust from
                                                      October 2004 to November 2005; Chief Compliance Officer of
Chief Compliance Officer, October 2004 to present     AmeriPrime Funds from October 2004 to July 2005; Chief
                                                      Compliance Officer of  CCMI Funds from October 2004 to March
                                                      2005; Chief Compliance Officer of Unified Financial
                                                      Securities, Inc., the Trust's distributor, from 1997 to 2000 and 2004 to 2005 Chairman from 1997 to December 2004,
                                                      President from 1997 to 2000; Director of Compliance of Unified
                                                      Fund Services, Inc., the Trust's administrator, from October
                                                      2003 to September 2004; Chief Compliance Officer of Unified
                                                      Financial Services, Inc., the parent company of the Trust's administrator and distributor, from 2000 to 2004.
----------------------------------------------------- ----------------------------------------------------------------
Heather A. Barnes (1975)                              Employed by Unified Fund Services, Inc., the Trust's
Secretary, July 2005 to present                       administrator, since January 2004 and from December 1999 to
                                                      January 2002; Regional Administrative Assistant of The
                                                      Standard Register Company from February 2003 to January 2004;
                                                      Full time student at Indiana University from January 2002 to
                                                      June 2002; Secretary of AmeriPrime Advisors Trust from July
                                                      2005 to November 2005.
----------------------------------------------------- ----------------------------------------------------------------

* The address for each of the trustees and officers is 431 N. Pennsylvania St., Indianapolis, IN 46204.
**    The Trust currently consists of 34 series.
*** Mr. Tritschler may be deemed to be an "interested person" of the Trust because he has an ownership interest in Unified Financial Services, Inc., the parent company of the distributor of certain series in the Trust.


      The following table provides information regarding shares of the Fund and other portfolios of the Trust owned by each Trustee as of December 31, 2005.


-------------------------------------- ------------------------------------- ---------------------------------------------
                                                                               Aggregate Dollar Range of Shares of All
               Trustee                     Dollar Range of Fund Shares                 Funds Within the Trust*
-------------------------------------- ------------------------------------- ---------------------------------------------
Gary E. Hippenstiel                                    None                                      None
-------------------------------------- ------------------------------------- ---------------------------------------------
Ronald Tritschler                                      None                                      None
-------------------------------------- ------------------------------------- ---------------------------------------------
Stephen Little                                         None                                      None
-------------------------------------- ------------------------------------- ---------------------------------------------
Daniel Condon                                          None                                      None
-------------------------------------- ------------------------------------- ---------------------------------------------

*     The Trust currently consists of 34 series.

      Set forth below are estimates of the annual compensation to be paid to the Trustees and officers by each series in the Trust on an individual basis and by the Trust on an aggregate basis. Trustees' and officers' fees and expenses are Trust expenses and each series incurs its expenses at the same rate.


==================================== ==================== ==================== =================== =====================
                                          Aggregate           Pension or        Estimated Annual    Total Compensation
                                        Compensation          Retirement         Benefits Upon         from Trust*
       Independent Trustees             from the Fund      Benefits Accrued        Retirement
                                                            As Part of Fund
                                                               Expenses
------------------------------------ -------------------- -------------------- ------------------- ---------------------
Gary E. Hippenstiel, Trustee and           $ 1,324                $0                   $0                $45,000
Chairman of the Audit Committee
------------------------------------ -------------------- -------------------- ------------------- ---------------------
Stephen A. Little, Chairman of the         $1,324                 $0                   $0                $45,000
Board
------------------------------------ -------------------- -------------------- ------------------- ---------------------
Daniel Condon, Trustee                     $1,029                 $0                   $0                $35,000
==================================== ==================== ==================== =================== =====================
   Non-Independent Trustees and           Aggregate           Pension or        Estimated Annual    Total Compensation
             Officers                   Compensation          Retirement         Benefits Upon         from Trust*
                                        from the Fund      Benefits Accrued        Retirement
                                                            As Part of Fund
                                                               Expenses
------------------------------------ -------------------- -------------------- ------------------- ---------------------
Ronald C. Tritschler, Trustee              $1,029                 $0                   $0                $35,000
------------------------------------ -------------------- -------------------- ------------------- ---------------------
Anthony Ghoston, President and CEO           $0                   $0                   $0                   $0
==================================== ==================== ==================== =================== =====================
Freddie Jacobs, CFO and Treasurer            $0                   $0                   $0                   $0
==================================== ==================== ==================== =================== =====================
Lynn Wood, Chief Compliance Officer        $4,265                 $0                   $0                $145,000
------------------------------------ -------------------- -------------------- ------------------- ---------------------
Heather Barnes, Secretary                    $0                   $0                   $0                   $0
==================================== ==================== ==================== =================== =====================

*     The Trust currently consists of 34 series.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES


      A principal shareholder is any person who owns (either of record or beneficially) 5% or more of the outstanding shares of the Fund. A control person is one who owns, either directly or indirectly, more than 25% of the voting securities of the Fund or acknowledges the existence of such control. As a controlling shareholder, each of these persons could control the outcome of any proposal submitted to the shareholders for approval, including changes to the Fund's fundamental policies or the terms of the management agreement with the Advisor. As of March 1, 2006, the following persons were deemed to be control persons or principal shareholders of the Fund:

----------------------------------------------- ---------------------------- ---------------------------
Name and Address                                % Ownership                  Type of Ownership
----------------------------------------------- ---------------------------- ---------------------------
   Northern Trust Company                       50.17%                       Beneficial
         P.O. Box 92956
         Chicago, IL 60675
----------------------------------------------- ---------------------------- ---------------------------
    Charles Schwab & Co.                        41.10%                       Beneficial
         101 Montgomery Street
         San Francisco, CA 94104
----------------------------------------------- ---------------------------- ---------------------------


      As of March 1, 2006, the Trustees and officers of the Trust as a group beneficially owned less than 1% of the shares of the Fund.

PORTFOLIO TURNOVER


      Although the Fund generally will not invest for short-term trading purposes, portfolio securities may be sold without regard to the length of time they have been held when, in the opinion of the Advisor, investment considerations warrant such action. The Fund's portfolio turnover rate is a measure of the Fund's portfolio activity, and is calculated by dividing the lesser of purchases or sales of securities by the average value of the portfolio securities held during the period. A high rate of portfolio turnover (100% or more) generally leads to higher transaction costs and may result in a greater number of taxable transactions. The Fund's portfolio turnover rate for the fiscal period December 22, 2004 (commencement of investment operations) through November 30, 2005 was 281.74%.


PORTFOLIO TRANSACTIONS AND BROKERAGE

      Subject to policies established by the Board of Trustees of the Trust, the Advisor is responsible for the Fund's portfolio decisions and the placing of the Fund's portfolio transactions. In placing portfolio transactions, the Advisor seeks the best qualitative execution for the Fund, taking into account such factors as price (including the applicable brokerage commission or dealer spread), the execution capability, financial responsibility and responsiveness of the broker or dealer and the brokerage and research services provided by the broker or dealer. The Advisor generally seeks favorable prices and commission rates that are reasonable in relation to the benefits received.

      The Advisor is specifically authorized to select brokers or dealers who also provide brokerage and research services to the Fund and/or the other accounts over which the Advisor exercises investment discretion and to pay such brokers or dealers a commission in excess of the commission another broker or dealer would charge if the Advisor determines in good faith that the commission is reasonable in relation to the value of the brokerage and research services provided. The determination may be viewed in terms of a particular transaction or the Advisor's overall responsibilities with respect to the Trust and to other accounts over which it exercises investment discretion. The Advisor may receive numerous research reports and news services that allow the Advisor's portfolio managers, analysts and traders to screen, search and research both current and future holdings, monitor news, research trading activity and volume and monitor clients' portfolio holdings. Research services include supplemental research, securities and economic analyses, statistical services and information with respect to the availability of securities or purchasers or sellers of securities and analyses of reports concerning performance of accounts.


      The research services and other information furnished by brokers through whom the Fund effects securities transactions may also be used by the Advisor in servicing all of its accounts. Similarly, research and information provided by brokers or dealers serving other clients may be useful to the Advisor in connection with its services to the Fund. Although research services and other information are useful to the Fund and the Advisor, it is not possible to place a dollar value on the research and other information received. It is the opinion of the Board of Trustees and the Advisor that the review and study of the research and other information will not reduce the overall cost to the Advisor of performing its duties to the Fund under the Agreement.


      For the period December 22, 2004 (commencement of investment operations) through November 30, 2005, the Advisor directed no Fund brokerage transactions to brokers on the basis of research services provided by any such broker to the Fund.


      Over-the-counter transactions will be placed either directly with principal market makers or with broker-dealers, if the same or a better price, including commissions and executions, is available. Fixed income securities are normally purchased directly from the issuer, an underwriter or a market maker. Purchases include a concession paid by the issuer to the underwriter and the purchase price paid to a market maker may include the spread between the bid and asked prices.

      To the extent that the Fund and another of the Advisor's clients seek to acquire the same security at about the same time, the Fund may not be able to acquire as large a position in such security as it desires or it may have to pay a higher price for the security. Similarly, the Fund may not be able to obtain as large an execution of an order to sell or as high a price for any particular portfolio security if the other client desires to sell the same portfolio security at the same time. On the other hand, if the same securities are bought or sold at the same time by more than one client, the resulting participation in volume transactions could produce better executions for the Fund. In the event that more than one client wants to purchase or sell the same security on a given date, the purchases and sales will normally be made by random client selection.


      The following table describes the brokerage commissions paid by the Fund for the last fiscal period:

              =============================================
                          Fiscal Period* Ended
                           November 30, 2005
              ---------------------------------------------
                                $52,369
              =============================================


               *For the period December 22, 2004 through November 30, 2005

      The Trust, the Advisor and the Distributor each have adopted a Code of Ethics (the "Code") under Rule 17j-1 of the Investment Company Act of 1940. The personnel subject to the Codes are permitted to invest in securities, including securities that may be purchased or held by the Fund. You may obtain copies of the Codes from the Fund, free of charge, by calling the Fund Shareholder Services at (800) 440-9341. You may also obtain copies of the Trust's Code from documents filed with the SEC and available on the SEC's web site at www.sec.gov.


DISCLOSURE OF PORTFOLIO HOLDINGS

      The Fund is required to include a schedule of portfolio holdings in its annual and semi-annual reports to shareholders, which is sent to shareholders within 60 days of the end of the second and fourth fiscal quarters and which is filed with the SEC on Form N-CSR within 70 days of the end of the second and fourth fiscal quarters. The Fund also is required to file a schedule of portfolio holdings with the SEC on Form N-Q within 60 days of the end of the first and third fiscal quarters. The Fund must provide a copy of the complete schedule of portfolio holdings as filed with the SEC to any shareholder of the Fund, upon request, free of charge. This policy is applied uniformly to all shareholders of the Fund without regard to the type of requesting shareholder (i.e., regardless of whether the shareholder is an individual or institutional investor).


      The Fund releases portfolio holdings to third party servicing agents on a daily basis in order for those parties to perform their duties on behalf of the Fund. These third party servicing agents include the Advisor, Distributor, Transfer Agent, Fund Accounting Agent, Administrator and Custodian. The Fund also may disclose portfolio holdings, as needed, to auditors, legal counsel, proxy voting services (if applicable), printers, pricing services, parties to merger and reorganization agreements and their agents, and prospective or newly hired investment advisors or sub-advisors. The lag between the date of the information and the date on which the information is disclosed will vary based on the identity of the party to whom the information is disclosed. For instance, the information may be provided to auditors within days of the end of an annual period, while the information may be given to legal counsel or prospective sub-advisors at any time. This information is disclosed to all such third parties under conditions of confidentiality. "Conditions of confidentiality" include (i) confidentiality clauses in written agreements, (ii) confidentiality implied by the nature of the relationship (e.g., attorney-client relationship),
(iii) confidentiality required by fiduciary or regulatory principles (e.g., custody relationships) or (iv) understandings or expectations between the parties that the information will be kept confidential. Third party servicing agents generally are subject to an independent obligation not to trade on confidential information under their code of ethics and/or as a result of common law precedents; however, the Fund does not require an independent confirmation from the third parties that they will not trade on the confidential information.

      Additionally, the Fund may enter into ongoing arrangements to release portfolio holdings to Morningstar, Inc., Lipper, Inc., Bloomberg, Standard & Poor's, Thompson Financial and Vickers-Stock ("Rating Agencies") in order for those organizations to assign a rating or ranking to the Fund. In these instances portfolio holdings will be supplied within approximately 25 days after the end of the month. The Rating Agencies may make the Fund's top portfolio holdings available on their websites and may make the Fund's complete portfolio holdings available to their subscribers for a fee. Neither the Fund, the Advisor nor any of their affiliates receive any portion of this fee. Information released to Rating Agencies is not released under conditions of confidentiality nor is it subject to prohibitions on trading based on the information. The Fund also may post its complete portfolio holdings to its website within approximately 25 days after the end of the month. The information will remain posted on the website until replaced by the information for the succeeding month.

      Except as described above, the Fund is prohibited from entering into any arrangements with any person to make available information about the Fund's portfolio holdings without the prior authorization of the Chief Compliance Officer and the specific approval of the Board. The Advisor must submit any proposed arrangement pursuant to which such party intends to disclose the Fund's portfolio holdings to the Board, which will review such arrangement to determine whether the arrangement is in the best interests of Fund shareholders. Additionally, the Advisor, and any affiliated persons of such party, are prohibited from receiving compensation or other consideration, for themselves or on behalf of the Fund, as a result of disclosing the Fund's portfolio holdings. Finally, the Fund will not disclose portfolio holdings as described above to third parties that the Fund knows will use the information for personal securities transactions.


DETERMINATION OF NET ASSET VALUE

      The price (net asset value) of the shares of the Fund is determined at the close of trading (normally 4:00 p.m., Eastern time) on each day the New York Stock Exchange is open for business (the Exchange is closed on weekends, most federal holidays, and Good Friday).


      Equity securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Advisor believes such prices accurately reflect the fair market value of such securities. Securities that are traded on any stock exchange are generally valued by the pricing service at the last quoted sale price. Lacking a last sale price, an exchange traded security is generally valued by the pricing service at its last bid price. Securities traded in the NASDAQ over-the-counter market are generally valued by the pricing service at the NASDAQ Official Closing Price. Options traded on major exchanges are valued at the last quoted sales price on their primary exchange or, if there is no sale on the applicable exchange on such day, then the last quoted bid price as of the close of such exchange will be used. When market quotations are not readily available, when the Advisor determines that the market quotation or the price provided by the pricing service does not accurately reflect the current market value or when restricted securities are being valued, such securities are valued as determined in good faith by the Advisor, in conformity with guidelines adopted by and subject to review of the Board of Trustees of the Trust. Manually priced securities held by the Fund (if any) are reviewed by the Board of Trustees on a quarterly basis.


      Fixed income securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Advisor believes such prices accurately reflect the fair market value of such securities. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. If the Advisor decides that a price provided by the pricing service does not accurately reflect the fair market value of the securities, when prices are not readily available from a pricing service or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Advisor in conformity with guidelines adopted by and subject to review of the Board of Trustees. Short term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Board has determined will represent fair value.

      The Fund's net asset value per share is computed by dividing the value of the securities held by the Fund plus any cash or other assets (including interest and dividends accrued but not yet received) minus all liabilities (including accrued expenses) by the total number of shares in the Fund outstanding at such time, as shown below:

                  Net Assets
                  ------------------    =  Net Asset Value Per Share
                  Shares Outstanding


      An example of how the Fund calculated its net asset value per share as of the last business day of the fiscal period ended November 30, 2005 is as follows:

         $      7,822,090
          -------------------------    =   $10.56
                  740,434


REDEMPTION IN-KIND

      The Fund does not intend to redeem shares in any form except cash. However, if the amount you are redeeming is over the lesser of $250,000 or 1% of the Fund's net asset value, pursuant to an election under Rule 18f-1 of the 1940 Act filed by the Trust on behalf of each of its series, the Fund has the right to redeem your shares by giving you the amount that exceeds the lesser of $250,000 or 1% of the Fund's net asset value in securities instead of cash. In the event that an in-kind distribution is made, a shareholder may incur additional expenses, such as the payment of brokerage commissions, on the sale or other disposition of the securities received from the Fund.

STATUS AND TAXATION OF THE FUND


      The Fund was organized as a series of a business trust, but intends to continue to qualify for treatment as a regulated investment company (a "RIC") under the Internal Revenue Code of 1986, as amended (the "Code") in each taxable year. There can be no assurance that it actually will so qualify. If the Fund qualifies as a RIC, its dividend and capital gain distributions generally are subject only to a single level of taxation, to the shareholders. This differs from distributions of a regular business corporation which, in general, are taxed first as taxable income of the distributing corporation, and then again as dividend income of the shareholder.


      If the Fund does qualify as a RIC but (in a particular tax year) distributes less than 98% of its ordinary income and its capital gain net income (as the Code defines each such term), the Fund is subject to an excise tax. The excise tax, if applicable, is 4% of the excess of the amount required to have been distributed over the amount actually distributed for the applicable year. If the Fund does not qualify as a RIC, its income will be subject to taxation as a regular business corporation, without reduction by dividends paid to shareholders of the Fund.

      To continue to qualify for treatment as a RIC under Subchapter M of the Code, the Fund must, among other requirements:

o Derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies, and certain other income (including gains from options, futures, or forward contracts derived with respect to the RIC's business of investing in stock securities, or foreign currencies) (the "Income Requirement");

o     Diversify its investments in securities within certain statutory limits;
      and

o Distribute annually to its shareholders at least 90% of its investment company taxable income (generally, taxable net investment income less net capital gain) (the "Distribution Requirement").


      The Fund's net realized capital gains from securities transactions will be distributed only after reducing such gains by the amount of any available capital loss carryforwards. Capital losses may be carried forward to offset any capital gains for eight years, after which any capital loss remaining is lost as a deduction. As of November 30, 2005, the Fund had no unused capital loss carryforwards available for federal tax purposes.


      The Fund may acquire zero coupon or other securities issued with original issue discount (including pay-in-kind securities). If it does so, the Fund will have to include in its income its share of the original issue discount that accrues on the securities during the taxable year, even if the Fund receives no corresponding payment on the securities during the year. Because the Fund annually must distribute (a) 98% of its ordinary income in order to avoid imposition of a 4% excise tax, and (b) 90% of its investment company taxable income, including any original issue discount, to satisfy the Distribution Requirement, the Fund may be required in a particular year to distribute as a dividend an amount that is greater than the total amount of cash it actually receives. Those distributions would be made from the Fund's cash assets, if any, or from the sales of portfolio securities, if necessary. The Fund might realize capital gains or losses from any such sales, which would increase or decrease the Fund's investment company taxable income and/or net capital gain (the excess of net long-term capital gain over net short-term capital loss).

      Hedging strategies, to reduce risk in various ways, are subject to complex rules that determine for federal income tax purposes, the character and time for recognition of gains and losses the Fund realizes in connection with the hedge. The Fund's income from options, futures, and forward contracts, in each case derived with respect to its business of investing in stock, securities, or foreign currencies, should qualify as allowable income for the Fund under the Income Requirement.

      Fund distributions received by your qualified retirement plan, such as a 401(k) plan or IRA, are generally tax-deferred; this means that you are not required to report Fund distributions on your income tax return when paid to your plan, but, rather, when your plan makes payments to you or your beneficiary. Special rules apply to payouts from Roth and Education IRAs.

      The portion of the dividends the Fund pays that does not exceed the aggregate dividends it receives from U.S. corporations will be eligible for the dividends received deduction allowed to corporations; however, dividends received by a corporate shareholder and deducted by it pursuant to the dividends received deduction are subject indirectly to the federal alternative minimum tax.

      If you are a non-retirement plan holder, the Fund will send you a Form 1099 each year that tells you the amount of distributions you received for the prior calendar year, the tax status of those distributions, and a list of reportable sale transactions. Generally, the Fund's distributions are taxable to you in the year you received them. However, any dividends that are declared in October, November or December but paid in January are taxable as if received in December of the year they are declared. Investors should be careful to consider the tax consequences of buying shares shortly before a distribution. The price of shares purchased at that time may reflect the amount of the anticipated distribution. However, any such distribution will be taxable to the purchaser of the shares and may result in a decline in the share value by the amount of the distribution.

      If shares of the Fund are sold at a loss after being held by a shareholder for six months or less, the loss will be treated as long-term, instead of a short-term, capital loss to the extent of any capital gain distributions received on such shares.


      The foregoing is only a summary of some of the important federal income tax considerations affecting the Fund and its shareholders and is not intended as a substitute for careful tax planning. Accordingly, prospective investors should consult their own tax advisors for more detailed information regarding the above and for information regarding federal, state, local and foreign taxes.


CUSTODIAN

      Huntington National Bank, 41 South High Street, Columbus, Ohio 43215, is custodian of the Fund's investments. The custodian acts as the Fund's depository, safekeeps its portfolio securities, collects all income and other payments with respect thereto, disburses funds at the Fund's request and maintains records in connection with its duties.

FUND SERVICES


      Unified Fund Services, Inc. ("Unified"), 431 North Pennsylvania Street, Indianapolis, Indiana 46204, acts as the Fund's transfer agent, administrator, fund accountant and dividend disbursing agent. A Trustee and the officers of the Trust are members of management and/or employees of Unified and/or shareholders of Unified Financial Services, Inc. ("UFS"), the parent company of Unified. Unified maintains the records of each shareholder's account, answers shareholders' inquiries concerning their accounts, processes purchases and redemptions of the Fund's shares, acts as dividend and distribution disbursing agent and performs other transfer agent and shareholder service functions. Unified receives a monthly fee from the Fund of $1.25 per shareholder account (subject to a minimum monthly fee of $1,250 per Fund) for these transfer agency services.

      In addition, Unified provides the Fund with fund accounting services, which includes certain monthly reports, record keeping and other management-related services. For its services as fund accountant, Unified receives an annual fee from the Fund equal to 0.050% of the Fund's assets up to $50 million, 0.040% of the Fund's assets from $50 million to $100 million, 0.030% of the Fund's assets from $100 million to $150 million, and 0.020% over $150 million (subject to various monthly minimum fees, the maximum being $1,667 per month for assets up to $50 million).

      Unified also provides the Fund with administrative services, including all regulatory reporting and necessary office equipment, personnel and facilities. Unified receives a monthly fee from the Fund equal to an annual rate of 0.100% of the Fund's assets under $50 million, 0.070% of the Fund's assets from $50 million to $100 million, 0.050% of the Fund's assets from $100 million to $150 million, and 0.030% over $150 million (subject to a minimum fee of $2,500 per month).

      The following table provides information regarding transfer agent, fund accounting and administrative services fees paid by the Fund during the last fiscal period.

----------------------------- --------------------- -------------------------- ----------------------------
Fiscal Year Ended             Fees Paid for         Fees Paid for Accounting   Fees Paid for
                              Transfer Agent        Services                   Administrative Services
                              Services
----------------------------- --------------------- -------------------------- ----------------------------
November 30, 2005*            $11,335               $15,105                    $28,710
----------------------------- --------------------- -------------------------- ----------------------------

* For the period December 22, 2004 (commencement of operations) through November 30, 2005


INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


      The firm of Cohen McCurdy, Ltd., 800 Westpoint Parkway, Suite 1100, Westlake, Ohio 44145, has been selected as the Independent Registered Public Accounting Firm for the Fund for the fiscal year ending November 30, 2006. Cohen McCurdy, Ltd. performs an annual audit of the Fund's financial statements and provides financial, tax and accounting consulting services as requested.


DISTRIBUTOR


      Unified Financial Securities, Inc., 431 North Pennsylvania Street, Indianapolis, Indiana 46204 (the "Distributor"), is the exclusive agent for distribution of shares of the Fund. A Trustee and certain officers of the Trust are shareholders of UFS, the parent company of the Distributor, and may be to be deemed affiliates of the Distributor. The Distributor is obligated to sell the shares of the Fund on a best efforts basis only against purchase orders for the shares. Shares of the Fund are offered to the public on a continuous basis. The Distributor and Unified are controlled by Unified Financial Services, Inc.


PROXY VOTING POLICY


      The Trust and the Advisor each have adopted proxy voting policies and procedures reasonably designed to ensure that proxies are voted in shareholders' best interests. As a brief summary, the Trust's policy delegates proxy voting to the Advisor, subject to the Advisor's proxy voting policy and the supervision of the Board of Trustees. The Trust's policy provides that, if a conflict of interest between the Advisor or its affiliates and the Fund arises with respect to any proxy, the Advisor must disclose the conflict to the Board of Trustees and vote the proxy in accordance with the Board's instructions. The Advisor's policy provides that generally the Advisor will vote: (1) for routine corporate housekeeping proposals, including election of directors (where no corporate governance issues are implicated), selection of auditors, and proposals that increase or strengthen shareholder rights; and (2) against proposals that the Advisor believes will negatively impact shareholder values or rights. For non-routine proposals, the Advisor's policy provides that it shall conduct a more detailed study of each such proposal and the issues implicated to determine whether such proposal is in the best interest of the Fund and its shareholders.

      You may obtain a copy of the Trust's and the Advisor's proxy voting policy by calling Shareholder Services at (800) 440-9341 or by writing to Unified Fund Services, Inc., the Fund's transfer agent, at 431 N. Pennsylvania Avenue, Indianapolis, IN 46204, Attn: Unified Series Trust Chief Compliance Officer. A copy of the policies will be mailed to you within three days of receipt of your request. You also may obtain a copy of the policies from Fund documents filed with the SEC, which are available on the SEC's web site at www.sec.gov. The actual voting records relating to portfolio securities during the most recent 12-month period ended June 30 are filed by the Fund with the SEC on Form N-PX. The Fund's proxy voting record is also available to shareholders free of charge upon request by calling or writing the Fund as described above, or from the SEC's web site.

FINANCIAL STATEMENTS


      The financial statements and independent registered public accountants' report required to be included in this SAI are hereby incorporated by reference to the Fund's Annual Report to the shareholders for the fiscal period December 22, 2004 (commencement of investment operations) through November 30, 2005. The Fund will provide the Annual Report without charge upon written request or request by telephone.

                            PART C. OTHER INFORMATION

Item 22. Exhibits

(1)   (a)   Financial Statements included in Part A: Financial Highlights Table for each of Abacus Bull Moose Growth Fund, Chinook Emerging Growth
            Fund and Marco Targeted Return Fund.

      (b) Financial Statements included in Part B: Audited Financial Statements for each of Abacus Bull Moose Growth Fund, Chinook Emerging Growth Fund and Marco Targeted Return Fund.

(2)   (a)   (i)   Agreement and Declaration of Trust as filed with the State of
                  Ohio on October 17, 2002 - Filed with Registrant's initial registration statement on Form N-1A dated October 21, 2002 and incorporated herein by reference.

            (ii) First Amendment to Agreement and Declaration of Trust, as filed with the State of Ohio on September 15, 2005 - Filed herewith.

      (b) By-laws adopted as of October 17, 2002 - Filed with Registrant's initial registration statement on Form N-1A dated October 21, 2002 and incorporated herein by reference.

      (c)   Instruments Defining Rights of Security Holders - None.

      (d)   Investment Advisory Contracts.

            1. Copy of Registrant's Management Agreement with Ariston Capital Management Corp. with regard to the ACM Convertible Securities Fund, approved December 18, 2002 - Filed with Registrant's registration statement on Form N-1A dated December 31, 2002 and incorporated herein by reference.

            2. Copy of Registrant's Management Agreement with Gamble, Jones, Morphy & Bent with regard to the GJMB Growth Fund, approved December 18, 2002 - Filed with Registrant's registration statement on Form N-1A dated December 31, 2002 and incorporated herein by reference.

            3. Copy of Registrant's Management Agreement with GLOBALT, Inc. with regard to the GLOBALT Growth Fund, approved December 18, 2002 - Filed with Registrant's registration statement on Form N-1A dated December 31, 2002 and incorporated herein by reference.

            4. Copy of Registrant's Management Agreement with Spectrum Advisory Services, Inc. ("Spectrum") with regard to the Marathon Value Portfolio, approved December 18, 2002 - Filed with Registrant's registration statement on Form N-1A dated December 31, 2002 and incorporated herein by reference.

            5. Copy of Registrant's Management Agreement with StoneRidge Investment Partners, LLC with regard to the StoneRidge Small Cap Growth Fund, approved December 18, 2002 - Filed with Registrant's registration statement on Form N-1A dated December 31, 2002 and incorporated herein by reference.

            6. Copy of Registrant's Amended and Restated Management Agreement with Becker Capital Management, Inc. with regard to the Becker Value Equity Fund - None.

            7. Copy of Registrant's Management Agreement with Dreman Value Management, LLC with regard to the Dreman Contrarian Large Cap Value Fund, approved September 7, 2003 - Filed with Registrant's registration statement on Form N-1A dated September 12, 2003 and incorporated herein by reference.

            8. Copy of Registrant's Management Agreement with Dreman Value Management, LLC with regard to the Dreman Contrarian Mid Cap Value Fund, approved September 7, 2003 - Filed with Registrant's registration statement on Form N-1A dated September 12, 2003 and incorporated herein by reference.

            9. Copy of Registrant's Management Agreement with Dreman Value Management, LLC with regard to the Dreman Contrarian Small Cap Value Fund, approved September 7, 2003 - Filed with Registrant's registration statement on Form N-1A dated September 12, 2003 and incorporated herein by reference.

            10. Copy of Registrant's Management Agreement with Crawford Investment Counsel, Inc. with regard to the Crawford Dividend Growth Fund approved December 7, 2003 - Filed with Registrant's registration statement on Form N-1A dated December 29, 2003 and incorporated herein by reference.

            11. Copy of Registrant's Management Agreement with IMS Capital Management, Inc. with regard to the IMS Capital Value Fund approved June 6, 2004 - Filed with Registrant's registration statement on Form N-1A dated September 28, 2004 and incorporated herein by reference.

            12. Copy of Registrant's Management Agreement with IMS Capital Management, Inc. with regard to the IMS Strategic Allocation Fund approved June 6, 2004 - Filed with Registrant's registration statement on Form N-1A dated September 28, 2004 and incorporated herein by reference.

            13. Copy of Registrant's Management Agreement with IMS Capital Management, Inc. with regard to the IMS Strategic Income Fund approved June 6, 2004 - Filed with Registrant's registration statement on Form N-1A dated September 28, 2004 and incorporated herein by reference.

      14.   (a)   Copy of Registrant's Management Agreement with Chinook Capital
                  Management approved September 13, 2004 - Filed with
                  Registrant's registration statement on Form N-1A dated
                  September 28, 2004 and incorporated herein by reference.

            (b) Form of Side Letter Agreement with Chinook Capital Management regarding fee waiver and expense reimbursement with respect to the Chinook Emerging Growth Fund - Filed herewith.

      15.   (a)   Copy of Registrant's Management Agreement with Marco
                  Investment Management, LLC with regard to the Marco Targeted
                  Return Fund approved December 13, 2004 - Filed with
                  Registrant's registration statement on Form N-1A dated October
                  15, 2004 and incorporated herein by reference.

            (b) Form of Side Letter Agreement with Marco Investment Management, LLC regarding fee waiver and expense reimbursement with respect to the Marco Targeted Return Fund - Filed with Registrant's registration statement on Form N-1A dated February 23, 2006 and incorporated herein by reference.

      16. Copy of Registrant's Management Agreement with Becker Capital Management, Inc. with regard to the Becker Small Cap Value Equity Fund approved December 13, 2004 - Filed with Registrant's registration statement on Form N-1A dated October 20, 2004 and incorporated herein by reference.

      17.   (a)   Copy of Registrant's Management Agreement with Leader Capital
                  Corporation with regard to the Leader Short-Term Bond Fund approved March 14, 2005 - Filed with Registrant's registration statement on Form N-1A dated May 11, 2005 and incorporated herein by reference.

            (b) Form of Side Letter Agreement with Leader Capital Corporation regarding fee waiver and expense reimbursement with respect to the Leader Short-Term Bond Fund - Filed with Registrant's registration statement on Form N-1A dated February 23, 2006 and incorporated herein by reference.

      18. Copy of Registrant's Management Agreement with Financial Counselors, Inc. with regard to the FCI Equity Fund approved June 13, 2005 - Filed with Registrant's registration statement on Form N-1A dated June 15, 2005 and incorporated herein by reference.

      19. Copy of Registrant's Management Agreement with Financial Counselors, Inc. with regard to the FCI Bond Fund approved June 13, 2005 - Filed with Registrant's registration statement on Form N-1A dated June 15, 2005 and incorporated herein by reference.

      20. Copy of Registrant's Management Agreement with Chicken Little Fund Group Inc. with regard to the Chicken Little Growth Fund approved June 13, 2005 - Filed with Registrant's registration statement on Form N-1A dated June 16, 2005 and incorporated herein by reference.

      21.   (a)   Copy of Registrant's Management Agreement with Archer
                  Investment Corporation with regard to the Archer Balanced Fund approved June 13, 2005 - Filed with Registrant's registration statement on Form N-1A dated July 27 and incorporated herein by reference.

            (b) Form of Side Letter Agreement with Archer Investment Corporation regarding fee waiver and expense reimbursement with respect to the Archer Balanced Fund - Filed with Registrant's registration statement on Form N-1A dated February 23, 2006 and incorporated herein by reference.

      22. Copy of Registrant's Management Agreement with The Roosevelt Investment Group with respect to the Abacus Bull Moose Growth Fund, approved September 12, 2005 - Filed with Registrant's registration statement on Form N-1A dated August 5, 2005 and incorporated herein by reference.

      23.   (a)   Copy of Registrant's Management Polynous Capital Management,
                  Inc. with regard to the Polynous Growth Fund, approved
                  September 12, 2005 - Filed with Registrant's registration statement on Form N-1A dated August 5, 2005 and incorporated herein by reference.

            (b) Form of Side Letter Agreement with Polynous Capital Management, Inc. regarding fee waiver and expense reimbursement with respect to the Polynous Growth Fund - Filed with Registrant's registration statement on Form N-1A dated September 30, 2005 and incorporated herein by reference.

      24. Copy of Registrant's amended and restated Management Agreement with Iron Financial Management, Inc., dated January 30, 2006, with regard to Iron Market Opportunity Fund - Filed with Registrant's registration statement on Form N-1A dated February 2, 2006 and incorporated herein by reference.

      25.   (a)   Copy of Registrant's Management Agreement with Nashville
                  Capital Corporation with regard to Monteagle Fixed Income
                  Fund, approved September 12, 2005 - Filed with Registrant's registration statement on Form N-1A dated August 5, 2005 and incorporated herein by reference.

            (b) Form of Side Letter Agreement with Nashville Capital Corporation regarding fee waiver with respect to the Monteagle Fixed Income Fund - Filed with Registrant's registration statement on Form N-1A dated September 30, 2005 and incorporated herein by reference.

      26. Copy of Sub-advisory Agreement between Nashville Capital Corporation and Howe & Rusling Inc. with regard to Monteagle Fixed Income Fund, approved September 12, 2005 - Filed with Registrant's registration statement on Form N-1A dated August 5, 2005 and incorporated herein by reference.

      27.   (a)   Copy of Registrant's Management Agreement with Nashville
                  Capital Corporation with regard to Monteagle Value Fund, approved September 12, 2005 - Filed with Registrant's registration statement on Form N-1A dated August 5, 2005 and incorporated herein by reference.

            (b) Form of Side Letter Agreement with Nashville Capital Corporation regarding fee waiver with respect to the Monteagle Value Fund - Filed with Registrant's registration statement on Form N-1A dated September 30, 2005 and incorporated herein by reference.

      28. Copy of Sub-advisory Agreement between Nashville Capital Corporation and Robinson Investment Group, Inc. with regard to Monteagle Value Fund, approved September 12, 2005 - Filed with Registrant's registration statement on Form N-1A dated August 5, 2005 and incorporated herein by reference.

      29.   (a)   Copy of Registrant's Management Agreement with Nashville
                  Capital Corporation with regard to Monteagle Large Cap Growth
                  Fund, approved September 12, 2005 - Filed with Registrant's registration statement on Form N-1A dated August 5, 2005 and incorporated herein by reference.

            (b) Form of Side Letter Agreement with Nashville Capital Corporation regarding fee waiver with respect to the Monteagle Large Cap Growth Fund - Filed with Registrant's registration statement on Form N-1A dated September 30, 2005 and incorporated herein by reference.

      30. Copy of Sub-advisory Agreement between Nashville Capital Corporation and Northstar Capital Management Inc. with regard to Monteagle Large Cap Growth Fund, approved September 12, 2005 - Filed with Registrant's registration statement on Form N-1A dated August 5, 2005 and incorporated herein by reference.

      31. Copy of Registrant's Management Agreement with SMI Advisors, LLC with regard to the Sound Mind Investing Fund approved August 29, 2005 - Filed with Registrant's registration statement on Form N-1A August 6, 2005 and incorporated herein by reference.

      32.   (a)   Copy of Registrant's Management Agreement with Quixote Capital
                  Management, LLC with regard to the QCM Absolute Return Fund approved August 29, 2005 - Filed with Registrant's registration statement on Form N-1A August 6, 2005 and incorporated herein by reference.

            (b) Form of Side Letter Agreement with Quixote Capital Management, LLC regarding fee waiver and expense reimbursement with respect to the QCM Absolute Return Fund - Filed with Registrant's registration statement on Form N-1A August 6, 2005 and incorporated herein by reference.

      33.   (a)   Copy of Registrant's Management Agreement with The Symphony
                  Wealth Management, LLC with regard to The Symphony Wealth
                  Management Ovation Fund approved August 29, 2005 - Filed with
                  Registrant's registration statement on Form N-1A November 30,
                  2005 and incorporated herein by reference.

            (b) Form of Side Letter Agreement with The Symphony Wealth Management regarding fee waiver and expense reimbursement with respect to The Symphony Wealth Management Ovation Fund - Filed with Registrant's registration statement on Form N-1A November 30, 2005 and incorporated herein by reference.

      34.   a)    Copy of Sub-Advisory Agreement between The Symphony Wealth
                  Management, LLC and Breen Financial Corporation with regard to
                  The Symphony Wealth Management Ovation Fund approved August
                  29, 2005 - Filed with Registrant's registration statement on
                  Form N-1A November 30, 2005 and incorporated herein by reference.

            (b) Form of Side Letter Agreement with between The Symphony Wealth Management, LLC and Breen Financial Corporation regarding sub-advisory fee waiver and expense reimbursement with respect to The Symphony Wealth Management Ovation Fund - Filed with Registrant's registration statement on Form N-1A November 30, 2005 and incorporated herein by reference.

      35.   (a)   Copy of Registrant's Management Agreement with GERONIMO
                  Partners Asset Management, LLC with regard to Geronimo
                  Multi-Strategy Fund approved August 29, 2005 - Filed with
                  Registrant's registration statement on Form N-1A December 7,
                  2005 and incorporated herein by reference.

            (b) Form of Side Letter Agreement with GERONIMO Partners Asset Management, LLC regarding fee waiver and expense reimbursement with respect to the Geronimo Multi-Strategy Fund - Filed with Registrant's registration statement on Form N-1A December 7, 2005 and incorporated herein by reference.

      36.   (a)   Copy of Registrant's Management Agreement with GERONIMO
                  Partners Asset Management, LLC with regard to Geronimo Option
                  & Income Fund approved August 29, 2005 - Filed with
                  Registrant's registration statement on Form N-1A December 7,
                  2005 and incorporated herein by reference.

            (b) Form of Side Letter Agreement with GERONIMO Partners Asset Management, LLC regarding fee waiver and expense reimbursement with respect to the Geronimo Option & Income Fund - Filed with Registrant's registration statement on Form N-1A December 7, 2005 and incorporated herein by reference.

      37.   (a)   Copy of Registrant's Management Agreement with GERONIMO
                  Partners Asset Management, LLC with regard to Geronimo Sector
                  Opportunity Fund approved August 29, 2005 - Filed with
                  Registrant's registration statement on Form N-1A December 7,
                  2005 and incorporated herein by reference.

            (b) Form of Side Letter Agreement with GERONIMO Partners Asset Management, LLC regarding fee waiver and expense reimbursement with respect to the Geronimo Sector Opportunity Fund - Filed with Registrant's registration statement on Form N-1A December 7, 2005 and incorporated herein by reference.

      38.   (a)   Copy of Registrant's Management Agreement with Tributary
                  Capital Management, LLC with regard to Tributary Income Fund -
                  Filed with Registrant's registration statement on Form N-1A dated February 2, 2006 and incorporated herein by reference.

            (b) Form of Side Letter Agreement with Tributary Capital Management, LLC regarding fee waiver and expense reimbursement with respect to the Tributary Income Fund - Filed with Registrant's registration statement on Form N-1A dated February 2, 2006 and incorporated herein by reference.

      39.   (a)   Copy of Registrant's Management Agreement with Toreador
                  Research & Trading LLC with regard to Toreador Large Cap Focus
                  Fund - Filed with Registrant's registration statement on Form
                  N-1A dated February 2, 2006 and incorporated herein by reference.

            (b) Form of Side Letter Agreement with Toreador Research & Trading LLC regarding fee waiver and expense reimbursement with respect to the Toreador Large Cap Focus Fund Tributary Income Fund - Filed with Registrant's registration statement on Form N-1A dated February 2, 2006 and incorporated herein by reference.

(e)   (1)   Underwriting Contracts. Copy of Registrant's Distribution Agreement
            with Unified Financial Securities, Inc., dated December 18, 2002, as amended December 13, 2004 - Filed with Registrant's registration statement on Form N-1A dated December 30, 2004 and incorporated herein by reference.

      (2) Underwriting Contracts. Copy of Distribution Agreement among Registrant, Becker Capital Management, Inc. and Unified Financial Securities, Inc., dated October 17, 2003 - Filed with Registrant's registration statement on Form N-1A dated October 31, 2003 and incorporated herein by reference.

      (3) Underwriting Contracts. Copy of Distribution Agreement among Registrant, Dreman Value Management, LLC and Unified Financial Securities, Inc., dated October 17, 2003 - Filed with Registrant's registration statement on Form N-1A dated October 31, 2003 and incorporated herein by reference.

      (4) Underwriting Contracts. Copy of Distribution Agreement among Registrant, Crawford Investment Counsel, Inc. and Unified Financial Securities, Inc., approved December 7, 2003 - Filed with Registrant's registration statement on Form N-1A dated December 29, 2003 and incorporated herein by reference.

      (5) Underwriting Contracts. Copy of Distribution Agreement among Registrant, Leader Capital Corporation and Unified Financial Securities, Inc., approved March 14, 2005 - Filed with Registrant's registration statement on Form N-1A dated May 11, 2005 and incorporated herein by reference.

      (6) Underwriting Contracts. Copy of Distribution Agreement between Registrant and Polynous Securities, LLC, approved September 12, 2005
            - Filed with Registrant's registration statement on Form N-1A dated September 30, 2005 and incorporated herein by reference.

(f)   Bonus or Profit Sharing Contracts - None.

(g)   Custodian Agreements.

      (1) Copy of Registrant's Custodian Agreement with Huntington National Bank, dated December 18, 2002 - Filed with Registrant's registration statement on Form N-1A dated December 31, 2002 and incorporated herein by reference.

      (2)   (a)   Custodian Agreement. Copy of Registrant's Custodian Agreement
                  with U.S. Bank, N.A., dated September 23, 2005 - Filed with
                  Registrant's registration statement on Form N-1A dated
                  September 30, 2005 and incorporated herein by reference.

            (b) Amendment to Custodial Agreement between U.S. Bank, N.A. and Registrant, dated December 2005 - Filed with Registrant's registration statement on Form N-1A December 7, 2005 and incorporated herein by reference.

      3 Special Custody and Pledge Agreement, by and among, Registrant, Goldman, Sachs & Co., Quixote Capital Management, LLC, and U.S. Bank National Association with respect to the QCM Absolute Return Fund, dated December 2, 2005 - Filed with Registrant's registration statement on Form N-1A December 7, 2005 and incorporated herein by reference.

      (h)   (1)   Other Material Contracts. Amended Mutual Fund Services
                  Agreement between Registrant and Unified Fund Services, Inc.,
                  - Filed with Registrant's registration statement on Form N-1A dated November 30, 2005 and incorporated herein by reference.

      (2)   (a)   Sub-Administration Agreement by and among Unified Fund
                  Services, Inc., Nashville Capital Corporation and First
                  Farmers & Merchants Bank of Columbia, Tennessee with regard to the Monteagle Funds, dated as of September 23, 2005.

            (b) Letter Agreement between Nashville Capital Corporation and First Farmers & Merchants Bank of Columbia, Tennessee with regard to the Monteagle Funds waiving fees for 2006 fiscal year.

      (3) Global Security Risk Screen and Certification Agreement by and between The Roosevelt Investment Group, Inc., as adviser to the Abacus Bull Moose Growth Fund, and Conflict Securities Advisory Group, dated as of March 28, 2006, relating to global security risk screening for the Abacus Bull Moose Growth Fund - Filed herewith.

(i)   Legal Opinion and Consent - None.

(j) Other Opinions - Consent of Cohen McCurdy, Ltd. to the use of the audited financial statements of each Abacus Bull Moose Growth Fund, Chinook Emerging Growth Fund and Marco Targeted Return Fund - Filed herewith

(k)   Omitted Financial Statements - None.

(l) Initial Capital Agreements. Copy of Letter of Investment Intent from Unified Fund Services, Inc., dated December 30, 2002 - Filed with Registrant's registration statement on Form N-1A dated December 31, 2002 and incorporated herein by reference.

(m)   (1)   Copy of Rule 12b-1 Distribution Plan for the ACM Convertible
            Securities Fund - Filed with Registrant's registration statement on
            Form N-1A dated December 31, 2002 and incorporated herein by reference.

      (2) Copy of Rule 12b-1 Distribution Plan for each of Dreman Contrarian Large Cap Value Fund, the Dreman Contrarian Mid Cap Value Fund and the Dreman Contrarian Small Cap Value Fund - Filed with Registrant's registration statement on Form N-1A dated September 12, 2003 and incorporated herein by reference.

      (3) Copy of Distribution Coordination Agreement for each of the Dreman Contrarian Large Cap Value Fund, the Dreman Contrarian Mid Cap Value Fund and the Dreman Contrarian Small Cap Value Fund - Filed with Registrant's registration statement on Form N-1A dated September 12, 2003 and incorporated herein by reference.

      (4) Copy of Rule 12b-1 Distribution Plan for Crawford Dividend Growth Fund - Filed with Registrant's registration statement on Form N-1A dated December 29, 2003 and incorporated herein by reference.

      (5) Copy of Rule 12b-1 Distribution Plan for Chinook Emerging Growth Fund - Filed with Registrant's registration statement on Form N-1A dated September 28, 2004 and incorporated herein by reference.

      (6)   Copy of Rule 12b-1 Distribution Plan for Leader Short-Term Bond Fund
            - Filed with Registrant's registration statement on Form N-1A dated April 1, 2005 and incorporated herein by reference.

      (7)   Copy of Rule 12b-1 Distribution Plan for Chicken Little Growth Fund
            - Filed with Registrant's registration statement on Form N-1A dated June 16, 2005 and incorporated herein by reference.

      (8) Copy of Rule 12b-1 Distribution Plan for Archer Balanced Fund - Filed with Registrant's registration statement on Form N-1A dated July 27, 2005 and incorporated herein by reference.

      (9) Copy of Rule 12b-1 Distribution Plan for the Abacus Bull Moose Growth Fund - Filed with Registrant's registration statement on Form N-1A dated August 5, 2005 and incorporated herein by reference.

      (10) Copy of Rule 12b-1 Distribution Plan for the Polynous Growth Fund - Filed with Registrant's registration statement on Form N-1A dated August 5, 2005 and incorporated herein by reference.

      (11) Copy of Rule 12b-1 Distribution Plan for FCI Equity Fund and FCI Bond Fund - Filed with Registrant's registration statement on Form N-1A dated August 30, 2005 and incorporated herein by reference.

      (12) Copy of Rule 12b-1 Distribution Plan for QCM Absolute Return Fund - Filed with Registrant's registration statement on Form N-1A dated August 22, 2005 and incorporated herein by reference.

      (13) Copy of Distribution Coordination Agreement for each of The Symphony Wealth Management Ovation Fund Class A and Class C shares - Filed with Registrant's registration statement on Form N-1A dated August 22, 2005 and incorporated herein by reference.

      (14) Copy of Rule 12b-1 Distribution Plan with respect to the Class C shares of each of the GERONIMO Funds - Filed with Registrant's registration statement on Form N-1A December 7, 2005 and incorporated herein by reference.

      (15) Copy of Rule 12b-1 Distribution Plan with respect to the Tributary Income Fund - Filed with Registrant's registration statement on Form N-1A dated February 2, 2006 and incorporated herein by reference..

      (16) Copy of Rule 12b-1 Distribution Plan with respect to the Toreador Large Cap Focus Fund - Filed with Registrant's registration statement on Form N-1A dated February 2, 2006 and incorporated herein by reference..

      (n)   (1)   Copy of Rule 18f-3 Plan for Crawford Dividend Growth Fund -
                  Filed with Registrant's registration statement on Form N-1A dated December 29, 2003 and incorporated herein by reference.

            (2) Copy of Rule 18f-3 Plan for The Symphony Wealth Management Ovation Fund - Filed with Registrant's registration statement on Form N-1A dated August 22, 2005 and incorporated herein by reference.

            (3) Copy of Rule 18f-3 Plan for each of the GERONIMO Funds - Filed with Registrant's registration statement on Form N-1A December 7, 2005 and incorporated herein by reference.

      (o)   Reserved.

      (p)   (1)   Registrant's Amended Code of Ethics - Filed with Registrant's registration statement on Form N-1A dated November 30, 2005 and incorporated herein by reference.

            (2) Code of Ethics for Senior Executive Officers - Filed with Registrant's registration statement on Form N-1A dated October 31, 2003 and incorporated herein by reference.

      (q)   (1)   Registrant's Revised Proxy Voting Policy - Filed with
                  Registrant's registration statement on Form N-1A dated October
                  31, 2003 and incorporated herein by reference.

            (2) ISS Proxy Voting Guidelines adopted by Becker Capital Management, Inc. - Filed with Registrant's registration statement on Form N-1A dated October 31, 2003 and incorporated herein by reference.

            (3) Proxy Voting Policy and Procedures adopted by Dreman Value Management, LLC - Filed with Registrant's registration statement on Form N-1A dated October 31, 2003 and incorporated herein by reference.

            (4) Proxy Voting Policy and Procedures adopted by Crawford Investment Counsel, Inc. - Filed with Registrant's registration statement on Form N-1A dated December 29, 2003 and incorporated herein by reference.

            (5) Glass Lewis & Co. Proxy Voting Guidelines as adopted by GLOBALT, Inc. with regard to the GLOBALT Growth Fund - Filed with Registrant's registration statement on Form N-1A dated February 25, 2005 and incorporated herein by reference.

            (6) Proxy Voting Policy and Procedures adopted by Spectrum Advisory Services, Inc. - Filed with Registrant's registration statement on Form N-1A dated February 27, 2004 and incorporated herein by reference.

            (7) Proxy Voting Policy and Procedures adopted by Ariston Capital Management Corp. - Filed with Registrant's registration statement on Form N-1A dated March 3, 2004 and incorporated herein by reference.

            (8) Proxy Voting Policy and Procedures adopted by Gamble, Jones, Morphy & Bent with regard to the GJMB Growth Fund - Filed with Registrant's registration statement on Form N-1A dated May 30, 2004 and incorporated herein by reference.

            (9) Proxy Voting Policy and Procedures adopted by IMS Capital Management, Inc. with regard to each of the IMS Funds - Filed with Registrant's registration statement on Form N-1A dated September 28, 2004 and incorporated herein by reference.

            (10) Proxy Voting Policy and Procedures adopted by Chinook Capital Management with regard to the Chinook Emerging Growth Fund - Filed with Registrant's registration statement on Form N-1A dated December 13, 2004 and incorporated herein by reference.

            (11) Proxy Voting Policy and Procedures adopted by Marco Investment Management, LLC with regard to the Marco Targeted Return Fund
                  - Filed with Registrant's registration statement on Form N-1A dated October 15, 2004 and incorporated herein by reference.

            (12) Proxy Voting Policy and Procedures adopted by Leader Capital Corporation with regard to the Leader Short-Term Bond Fund - Filed with Registrant's registration statement on Form N-1A dated April 1, 2005 and incorporated herein by reference.

            (13) Proxy Voting Policy and Procedures adopted by Financial Counselors, Inc. with regard to each of the FCI Funds - Filed with Registrant's registration statement on Form N-1A dated June 15, 2005 and incorporated herein by reference.

            (14) Proxy Voting Policy and Procedures adopted by Chicken Little Fund Group, Inc. with regard to the Chicken Little Growth Fund
                  - Filed with Registrant's registration statement on Form N-1A dated July 27, 2005 and incorporated herein by reference.

            (15) Proxy Voting Policy and Procedures adopted by Archer Investment Corporation with regard to the Archer Balanced Fund
                  - Filed with Registrant's registration statement on Form N-1A dated July 27, 2005 and incorporated herein by reference.

            (16) Proxy Voting Policy and Procedures adopted by Quixote Capital Management, LLC with regard to the QCM Absolute Return Fund - Filed with Registrant's registration statement on Form N-1A dated August 22, 2005 and incorporated herein by reference.

            (17) Proxy Voting Policy and Procedures adopted by Breen Financial Corporation, as sub-advisor to The Symphony Wealth Management Ovation Fund - Filed with Registrant's registration statement on Form N-1A dated November 30, 2005 and incorporated herein by reference.

Item 23.    Persons Controlled by or Under Common Control with Registrant

            None.

Item 24.    Indemnification

            Article VI, Section 6.4 of the Declaration of Trust of Unified Series Trust, an Ohio business trust, provides that:

            Indemnification of Trustees, Officers, etc. Subject to and except as otherwise provided in the Securities Act of 1933, as amended, and the 1940 Act, the Trust shall indemnify each of its Trustees and officers (including persons who serve at the Trust's request as directors, officers or trustees of another organization in which the Trust has any interest as a shareholder, creditor or otherwise (hereinafter referred to as a "Covered Person") against all liabilities, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and expenses, including reasonable accountants' and counsel fees, incurred by any Covered Person in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, in which such Covered Person may be or may have been involved as a party or otherwise or with which such person may be or may have been threatened, while in office or thereafter, by reason of being or having been such a Trustee or officer, director or trustee, and except that no Covered Person shall be indemnified against any liability to the Trust or its Shareholders to which such Covered Person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person's office.

Item 25.    Business and Other Connections of the Investment Advisers

            1. Archer Investment Corporation ("Archer") serves as investment adviser to the Archer Balanced Fund, a series of Registrant. Mr. Troy Patton is the Managing Director of Archer. Further information about Archer can be obtained from the Form ADV
                  Part I filed via the NASDR's CRD/IARD system, and available on the Investment Adviser Public Disclosure Website ("IAPD").

            2. Ariston Capital Management Corp ("Ariston") serves as the investment adviser for the ACM Convertible Securities Fund, a series of the Trust. Mr. Richard B. Russell serves as President of Ariston and Mr. Daniel P. Jacoy as Vice President. Further information about Ariston and its officers can be obtained from the Form ADV Part I available on IAPD.

            3. Becker Capital Management, Inc. ("Becker") serves as the investment adviser for the Becker Value Equity Fund and the Becker Small Cap Value Equity Fund, each a series of the Trust. Patrick E. Becker serves as the Chairman and Chief Investment Officer of Becker. Further information about Becker can be obtained from the Form ADV Part I available on the IAPD.

            4. Breen Financial Corporation ("Breen") serves as sub-advisor to The Symphony Wealth Management Ovation Fund. Dr. William Breen is the Chairman and CEO of Breen and Mr. James Breen is the President. Further information about Symphony can be obtained from its Form ADV Part I available on the IAPD.

            5. Crawford Investment Counsel, Inc. ("Crawford") serves as the investment adviser for the Crawford Dividend Growth Fund, a series of the Trust. John H. Crawford III serves as President and Chief Investment Officer of Crawford. Further information about Crawford can be obtained from the Form ADV Part I available on the IAPD.

            6. Chicken Little Fund Group, Inc. ("CLG") serves as investment adviser to the Chicken Little Growth Fund, a series of Registrant. Mr. Stephen Coleman serves as President and Chief Investment Officer of CLG. Further information about CLG can be obtained from the Form ADV Part I of CLG available on the IAPD.

            7. Chinook Capital Management serves as the investment adviser to the Chinook Emerging Growth Fund, a series of the Trust. Mr. Gregory Houser is a managing member of Chinook. Further information about Chinook can be obtained from the Form ADV
                  Part I available on the IAPD.

            8. Dreman Value Management, LLC ("Dreman") serves as the investment adviser for the Dreman Contrarian Large Cap Value Fund, the Dreman Contrarian Mid Cap Value Fund and the Dreman Contrarian Small Cap Value Fund, each a series of the Trust. Mr. David Dreman is the Chairman and Chief Investment Officer of Dreman. Further information about Dreman can be obtained from the Form ADV Part I available on the IAPD.

            9. Financial Counselors, Inc. ("FCI") serves as the investment adviser to the FCI Equity Fund and FCI Bond Fund, each a series of the Trust. Mr. Robert T. Hunter serves as President and Chief Executive Officer of FCI. Further information about FCI can be obtained from the Form ADV Part I available on the IAPD.

            10. Gamble, Jones, Morphy & Bent ("GJMB") serves as the investment adviser for the GJMB Growth Fund, a series of the Trust. Mr. Thomas W. Bent serves as Senior Vice President and Chief Financial Officer, Christopher E. Morphy as President, and David M. Davis as Chief Operations Officer. Ashley A. Jones and Alison Gamble are both partners of GJMB. Further information about GJMB, its officers and partners can be obtained from the Form ADV Part I available on IAPD.

            11. GERONIMO Partners Asset Management ("GERONIMO") serves as the investment adviser for the GERONIMO Funds, each a series of the Trust. Mr. David Prokupek serves as Managing Member and Chief Investment Officer. Further information about GERONIMO, its officers and partners can be obtained from the Form ADV
                  Part I available on IAPD.

            12. GLOBALT, Inc. serves as the investment adviser for the GLOBALT Growth Fund, a series of the Trust. Mr. Henry W. Roach serves as the President of GLOBALT, Samuel E. Allen as Chief Executive Officer, Arthur F. Mann as Chief Financial Officer. Further information about GLOBALT and all its officers can be obtained from the Form ADV Part I available on the IAPD.

            13. Howe & Rusling, Inc. ("H&R") serves as sub-adviser to Monteagle Fixed Income Fund. Mr. Thomas Rusling is the Senior Investment Officer of H&R. Further information about H&R can be obtained from its Form ADV Part I available on the IAPD.

            14. IMS Capital Management, Inc.("IMS") serves as the investment adviser to the IMS Capital Value Fund, IMS Strategic Allocation Fund and IMS Strategic Income Fund, each a series of the Trust. Mr. Carl W. Marker serves as Chairman and President of IMS. Further information about IMS can be obtained from the Form ADV Part I available on the IAPD.

            15. Iron Financial Management, Inc. serves as investment advisor to the Iron Market Opportunity Fund. Mr. Aaron Izenstark is the President, while Mr. Richard Lakin is the Chief Compliance Officer and Chief Operations Officer of Iron Financial. Further information about Iron Financial can be obtained from its Form ADV Part I available on the IAPD.

            16. Leader Capital Corporation ("Leader") serves as the investment advisor to the Leader Short-Term Bond Fund, a series of the Trust. Mr. John E. Lekas serves as President of Leader. Further information about Leader can be obtained from the Form ADV Part I available on the IAPD.

            17. Marco Investment Management, LLC serves as the investment advisor to the Marco Targeted Return Fund, a series of the Trust. Mr. Steven S. Marco is the Managing Member. Further information about Marco can be obtained from the Form ADV Part I available on the IAPD.

            18. Nashville Capital Corporation ("NCC") serves as investment advisor to each of Monteagle Large Cap Growth Fund, Monteagle Value Fund and Monteagle Fixed Income Fund, each a series of Registrant. Mr. Lawrence Catlett is the President of NCC. Further information about NCC can be obtained from its Form ADV Part I available on the IAPD.

            19. Northstar Capital Management, Inc. ("Northstar") serves as sub-advisor to Monteagle Large Cap Growth Fund. Mr. H. Kent Mergler is the Chairman, and Mr. Stephen Mergler is the President, of Northstar. Further information about Northstar can be obtained from its Form ADV Part I available on the IAPD.

            20. Polynous Capital Management, Inc. ("Polynous") serves as investment advisor to the Polynous Growth Fund. Mr. Kevin Wenck is the President of Polynous. Further information about Polynous can be obtained from its Form ADV Part I available on the IAPD.

            21. Quixote Capital Management, LLC ("Quixote") serves as investment advisor to the QCM Absolute Return Fund, a series of Registrant. Mr. Troy Johnson, and Mr. Jerry Pal are both principals of Quixote. Further information about Quixote can be obtained from the Form ADV Part I of Quixote available on the IAPD.

            22. Robinson Investment Group, Inc. ("Robinson") serves as sub-advisor to Monteagle Value Fund. Mr. Russell Robinson is the President of Robinson. Further information about Robinson can be obtained from its Form ADV Part I available on the IAPD.

            23. SMI Advisory Services, LLC ("SMI") serves as investment advisor to the Sound Mind Investing Fund, a series of Registrant. Mr. Eric Collier, Mr. Mark Biller, and Mr. Anthony Ayers are all principals of SMI. Further information about SMI can be obtained from the Form ADV Part I of SMI available on the IAPD.

            24. Spectrum Advisory Services, Inc. ("Spectrum") serves as the investment advisor for the Marathon Value Portfolio, a series of the Trust. Mr. Marc Heilweil serves as President of Spectrum. Further information about Spectrum and Mr. Heilweil can be obtained from the Form ADV Part I available on the IAPD.

            25. StoneRidge Investment Partners, LLC ("SIPL") serves as the investment advisor for the StoneRidge Small Cap Growth Fund, a series of the Trust. Mr. James E. Minnick is the Manager of SIPL and Mr. Dennis C. Haynes the Chief Operating Officer. Messieurs Philip H. Brown, Joseph E. Stocke, Daniel Cook, Todd
                  L. Rich and Christopher A. Thorsheim are all managing directors of SIPL. Further information about SIPL can be obtained from the Form ADV Part I available on the IAPD.

            26. The Roosevelt Investment Group ("Roosevelt") serves as investment advisor to the Abacus Bull Moose Growth Fund. Mr. Arthur Sheer serves as the Chief Executive Officer of Roosevelt. Further information about Roosevelt can be obtained from its Form ADV Part I available on the IAPD.

            27. The Symphony Wealth Management ("Symphony") serves as investment advisor to The Symphony Wealth Management Ovation Fund. Mr. Chris Bach serves as the President of Symphony, Dr. William Breen is the Chief Investment Officer and Mr. James Breen is the Chief Portfolio Manager. Further information about Symphony can be obtained from its Form ADV Part I available on the IAPD.

            28. Tributary Capital Management, LLC ("Tributary") serves as investment advisor to Tributary Income Fund. Mr. David C. Johnson is the Managing Director and Ms. Tiffani D. Boskovich is a Portfolio Manager and Chief Compliance Officer of Tributary. Further information about Tributary can be obtained from its Form ADV Part I available on the IAPD.

            29. Toreador Research & Trading LLC ("Toreador") serves as investment advisor to Toreador Large Cap Focus Fund. Mr. Paul Blinn and Dan Obrycki are executive officers of Toreador. Further information about Toreador can be obtained from its Form ADV Part I available on the IAPD.

Item 26.    Principal Underwriters

            Unified Financial Securities, Inc. Unified Financial Securities, Inc. serves as the principal underwriter for the Trust

                  (a) Unified Financial Securities, Inc. also serves as a
            principal underwriter for the following investment companies:
            American Pension Investors Trust, Dividend Growth Trust, Sparrow Funds, and TrendStar Investment Trust.

                  (b) The directors and officers of Unified Financial are as follows:

            Name                         Title                        Position with Trust
            ----                         -----                        -------------------
            Gregory S. Drose             President                    None

            Stephen D. Highsmith, Jr.    Director, Senior Vice        None
                                         President, Secretary and
                                         Treasurer

            D. Eric McKenzie             Assistant Vice President     None

            Karyn E. Cunningham          Controller                   None

            Terry Gallagher              Chief Compliance Officer     None

                  (c)   Not applicable.

Item 27.    Location of Accounts and Records

            Unified Fund Services, Inc.
            431 N. Pennsylvania  Street
            Indianapolis, IN 46204

            Will maintain physical possession of the accounts, books, and other documents required to be maintained by Rule 31a-(b)(1), 31a-1(b)(2), and 31a-1(b)(4) through 31a-1(b)(11).

            Huntington National Bank
            41 South High Street
            Columbus, Ohio 43215

            U.S. Bank, National Association
            425 Walnut Street
            Cincinnati, Ohio 45202

            Will maintain physical possession of accounts, books, and other documents required to be maintained by Rule 31(b)(3) for each separate series for which the entity acts as custodian.

            Unified Financial Securities, Inc.
            431 N. Pennsylvania  Street
            Indianapolis,  IN  46204

            Polynous Securities, LLC
            One Pine Street, Suite 2208
            San Francisco, CA 94111

            Will maintain physical possession of the accounts, books, and other documents required to be maintained by a principal underwriter under by Rule 31a-1(d) for each separate series for which the entity acts as principal underwriter.

            Archer Investment Corporation
            7970 Clearwater Court
            Indianapolis, IN 46256

            Ariston Capital Management Corp
            40 Lake Bellevue Drive, Suite 220
            Bellevue, Washington 98005

            Becker Capital Management, Inc.
            1211 SW Fifth Avenue, Suite 2185
            Portland, OR  97204

            Breen Financial Corporation
            1603 Orrington Ave., Suite 1044
            Evanston, IL 60201

            Chicken Little Fund Group, Inc.
            1310 Papin Street, Suite 104
            St. Louis, MO 63103

            Chinook Capital Management
            4380 SW Macadam Ave

            Suite 250
            Portland, OR 97239

            Crawford Investment Counsel, Inc.
            100 Galleria Parkway

            Suite 980
            Atlanta, GA 30339

            Dreman Value Management, LLC
            520 East Cooper Avenue
            Suite 230-4
            Aspen, CO 81611

            Financial Counselors, Inc.
            442 West 47th Street
            Kansas City, Missouri

            Gamble, Jones, Morphy & Bent
            301 East Colorado Blvd., Suite 802
            Pasadena, California 91101

            GERONIMO Partners Asset Management, LLC
            700 17th Street, 24th Floor
            Denver, Colorado 80202

            GLOBALT, Inc.
            3060 Peachtree Road, N.W.
            One Buckhead Plaza, Suite 225
            Atlanta, Georgia 30305

            Howe & Rusling, Inc.
            120 East Avenue
            Rochester, NY 14604

            IMS Capital Management, Inc.
            8995 S.E. Otty Road
            Portland, Oregon 97266

            Iron Financial Management, Inc.
            Two Northfield Plaza
            Suite 250
            Northfield, Illinois 60093

            Leader Capital Corporation
            121 SW Morrison St.
            Suite 425
            Portland, OR 97204

            Marco Investment Management, LLC
            300 Atlanta Financial Center
            3343 Peachtree Road, NE
            Atlanta, GA 30326

            Nashville Capital Corporation
            209 10th Avenue South
            Nashville, TN  37203

            Northstar Capital Management, Inc.
            4400 PGA Boulevard, Suite 600
            Palm Beach Gardens, Florida 33410

            Polynous Capital Management, Inc.
            One Pine Street, Suite 2208
            San Francisco, CA 94111

            Quixote Capital Management, LLC
            5619 DTC Parkway, Suite 100
            Greenwood Village, CO  80111

            Robinson Investment Group, Inc.
            5301 Virginia Way, Suite 150
            Brentwood, TN 37027

            SMI Advisory Services, LLC
            422 Washington Street
            Columbus, IN 47201

            Spectrum Advisory Services,  Inc.
            1050 Crown Pointe Parkway
            Atlanta, GA 30338

            StoneRidge Investment Partners, LLC
            3421 Saint Davids Road
            Newtown Square, PA  19073

            The Roosevelt Investment Group
            317 Madison Ave., Suite 1004
            New York, New York 10017

            Tributary Capital Management, LLC
            215 W. Oak Street, Suite 201
            Fort Collins, CO 80521

            Toreador Research & Trading LLC
            255 West Fallbrook, Suite 204
            Fresno, California  93711

            Each advisor will maintain physical possession of the accounts, books and other documents required to be maintained by Rule 31a-1(f) at the address listed above for each separate series of the Trust that the advisor manages.

Item 28.    Management Services

            None.

Item 29.    Undertakings

            Registrant hereby undertakes, if requested by the holders of at least 10% of the Registrant's outstanding shares, to call a meeting of shareholders for the purpose of voting upon the question of removal of a trustee(s) and to assist in communications with other shareholders in accordance with
            Section 16(c) of the Securities Exchange Act of 1934, as though Section 16(c) applied.

            Registrant hereby undertakes to furnish each person to whom a prospectus is delivered with a copy of its latest annual report to shareholders, upon request and without charge.

            Registrant hereby undertakes to carry out all indemnification provisions of its Declaration of Trust in accordance with Investment Company Act Release No. 11330 (Sept. 4, 1980) and successor releases.

            Insofar as indemnifications for liability arising under the Securities Act of 1933, as amended ("1933 Act"), may be permitted to trustees, officers and controlling person of the Registrant pursuant to the provision under Item 27 herein, or otherwise, the Registrant has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the 1933 Act and is, therefor, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment No. 61 to its Registration Statement on Form N-1A to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Indianapolis and the State of Indiana on March 31, 2006.

                                                  UNIFIED SERIES TRUST

                                                  /s/ Anthony J. Ghoston
                                                  -----------------------------
                                                  Anthony J. Ghoston, President

Attest:

/s/ Freddie Jacobs, Jr.
----------------------------------
Freddie Jacobs, Jr., Treasurer and
     Chief Financial Officer

      Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed below by the following persons in the capacities and on the date indicated.

Signature                                         Title                          Date
---------                                         -----                          ----
/s/      Freddie Jacobs, Jr. *                    Trustee                        March 31, 2006
------------------------------------
 Daniel Condon

/s/      Freddie Jacobs, Jr. *                    Trustee                        March 31, 2006
------------------------------------
 Gary E. Hippenstiel

/s/      Freddie Jacobs, Jr. *                    Trustee                        March 31, 2006
-------------------------------------
 Stephen Little

/s/      Freddie Jacobs, Jr. *                    Trustee                        March 31, 2006
------------------------------------
 Ronald Tritschler

*Signed pursuant to a Power of Attorney dated September 13, 2004 filed with Registrant's registration statement on Form N-1A dated September 28, 2004 and incorporated herein by reference.

                                INDEX TO EXHIBITS

Exhibit Number             Description
--------------             -----------

EX.99.a                    First Amendment to Registrant's Agreement and
                           Declaration of Trust

EX.99.d Copy of Registrant's Side Letter Agreement with Chinook Capital Management regarding fee waiver and expense reimbursement with respect to the Chinook Emerging Growth Fund

EX.99.h Copy of Global Security Risk Screen and Certification Agreement relating to the Abacus Bull Moose Growth Fund

EX.99.j                    Consent of Independent Auditors - Cohen McCurdy, Ltd.